                                  MARKED TO INDICATE CHANGES FROM POST-EFFECTIVE AMENDMENT NO. 15


   As filed with the Securities and Exchange Commission on July 10, 1997
                       Securities Act File No. 33-79858
               Investment Company Act of 1940 File No. 811-8544

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------

                                    FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /
                   POST-EFFECTIVE AMENDMENT NO. 16                      /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                  / /
                                AMENDMENT NO. 17                        /X/
                                --------------

                                UAM FUNDS TRUST
                          (Exact Name of Registrant)

                    c/o United Asset Management Corporation

                            One International Place
                         Boston, Massachusetts  02110
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                     73 Tremont Street, Boston, MA  02108
                    (Name and Address of Agent for Service)
                                --------------
                                   COPY TO:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young, LLP
                           2600 One Commerce Square
                         Philadelphia, PA  19103-7098

                  IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
                  (CHECK APPROPRIATE BOX):
                  [X] Immediately upon filing pursuant to Paragraph (b)
                  [_] on (date) pursuant to Paragraph (b)
                  [_] 60 days after filing pursuant to paragraph (a) (1)
                  [_] on (date) pursuant to paragraph (a) (1)
                  [_] 75 days after filing pursuant to Paragraph (a) (2)
                  [_] on (date) pursuant to Paragraph (a) (2) of Rule 485.

REGISTRANT HAS PREVIOUSLY ELECTED TO AND HEREBY CONTINUES ITS ELECTION TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. REGISTRANT FILED (i) A RULE 24f-2 NOTICE FOR THE FPA CRESCENT PORTFOLIO FOR THE FISCAL YEAR ENDED MARCH 31, 1997 ON MAY 28, 1997 AND (ii) A RULE 24f-2 NOTICE FOR THE REMAINDER OF THE REGISTRANT'S PORTFOLIOS FOR THE FISCAL YEAR ENDED APRIL 30, 1997 ON JUNE 26, 1997.

                                UAM FUNDS TRUST
                           FORM N-1A CROSS REFERENCE


FORM N-1A ITEM NUMBER                                   LOCATION IN PROSPECTUS
---------------------                                   ----------------------


Item  1.        Cover Page............................  Cover Page

Item  2.        Synopsis..............................  Fund Expenses; Prospectus Summary; Risk Factors

Item  3.        Condensed Financial Information.......  Financial Highlights

Item  4.        General Description of Registrant.....  Prospectus Summary; Risk Factors; Investment
                                                        Objective; Investment Policies; Other
                                                        Investment Policies; Investment Limitations; General
                                                        Information

Item  5.        Management of the Fund................  Prospectus Summary; Investment Adviser;
                                                        Administrative Services; Distributor

Item  5A.       Management's Discussion of
                Fund Performance......................  Included in Registrant's March 31, 1997 and
                                                        April 30, 1997 Annual Reports to Shareholders

Item  6.        Capital Stock and Other Securities....  Purchase of Shares; Redemption of Shares;
                                                        Shareholder Services; Valuation of Shares;
                                                        Dividends, Capital Gains Distributions and Taxes

Item  7.        Purchase of Securities Being Offered..  Purchase of Shares; Shareholder Services

Item  8.        Redemption or Repurchase..............  Redemption of Shares; Shareholder Services

Item  9.        Pending Legal Proceedings.............  Not Applicable

                                                       LOCATION IN STATEMENT
FORM N-1A ITEM NUMBER                                  OF ADDITIONAL INFORMATION
---------------------                                  -------------------------


Item 10.        Cover Page...........................  Cover Page

Item 11.        Table of Contents....................  Table of Contents

Item 12.        General Information and History......  Investment Adviser; General Information

Item 13.        Investment Objectives and Policies...  Investment Adviser; Investment Limitations

Item 14.        Management of the Fund...............  Management of the Fund

Item 15.        Control Persons and Principal
                Holders of Securities................  Management of the Fund

Item 16.        Investment Advisory and
                Other Services.......................  Investment Adviser

Item 17.        Brokerage Allocation and
                Other Practices......................  Portfolio Transactions

Item 18.        Capital Stock and Other Securities...  General Information


Item 19.        Purchase, Redemption and Pricing of
                Securities Being Offered.............  Purchase and Redemption of Shares

Item 20.        Tax Status...........................  General Information

Item 21.        Underwriters.........................  Management of the Fund

Item 22.        Calculation of Performance Data......  Performance Calculations

Item 23.        Financial Statements.................  Financial Statements


PART C
------

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS TRUST

                        POST-EFFECTIVE AMENDMENT NO. 16

                                     PART A

The following Prospectuses are included in this Post-Effective
Amendment No. 16:


 .    BHM&S Total Return Bond Portfolio Institutional Class Shares
 .    BHM&S Total Return Bond Portfolio Institutional Service Class Shares
 .    Chicago Asset Management Intermediate Bond Portfolio Institutional Class
     Shares
 .    Chicago Asset Management Value/Contrarian Portfolio Institutional Class
     Shares
 .    FPA Crescent Portfolio Institutional Class Shares
 .    FPA Crescent Portfolio Institutional Service Class Shares
 .    Hanson Equity Portfolio Institutional Class Shares
 .    IRC Enhanced Index Portfolio Institutional Class Shares
 .    Jacobs International Octagon Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional Service Class Shares
 .    Newbold's Equity Portfolio Institutional Class Shares
 .    Newbold's Equity Portfolio Institutional Service Class Shares
 .    TJ Core Equity Portfolio Institutional Service Class Shares

The following Prospectus is incorporated by reference to Post-Effective Amendment No. 2 filed on November 25, 1994:


 .    Dwight Principal Preservation Portfolio Institutional Class Shares

[LOGO] UAM Funds

  BHM&S Total Return
  Bond Portfolio

  Institutional
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

Fund Expenses...............................................................   1
Prospectus Summary..........................................................   3
Risk Factors................................................................   4
Financial Highlights........................................................   5
Investment Objective........................................................   6
Investment Policies.........................................................   6
Other Investment Policies...................................................   7
Investment Limitations......................................................  12
Purchase of Shares..........................................................  13
Redemption of Shares........................................................  16
Shareholder Services........................................................  18
Valuation of Shares.........................................................  18
Performance Calculations....................................................  19
Dividends, Capital Gains Distributions and Taxes............................  20
Investment Adviser..........................................................  21
Adviser's Historical Performance............................................  23
Administrative Services.....................................................  24
Distributor.................................................................  25
General Information.........................................................  25
UAM Funds -- Institutional Class Shares.....................................  28

                               [LOGO] UAM Funds

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio currently offers two separate classes of shares: In-stitutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro-rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Pro-spectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE SECU-
   RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
    UPON THE ACCURACY  OF THIS PROSPECTUS. ANY REPRESENTATION  TO THE CON-
     TRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                                   INSTITUTIONAL
                                                                   CLASS SHARES
                                                                   -------------
   Sales Load Imposed on Purchases................................     NONE
   Sales Load Imposed on Reinvested Dividends.....................     NONE
   Deferred Sales Load............................................     NONE
   Redemption Fees................................................     NONE
   Exchange Fees..................................................     NONE

                        ANNUAL FUND OPERATING EXPENSES

                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................  0.35%
   Administrative Fees..................................................  0.65%
   12b-1 Fees...........................................................  NONE
   Other Expenses.......................................................  0.68%
   Advisory Fees Waived and Expenses Assumed............................ (1.13)%
                                                                         -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed).....  0.55%*
                                                                         =====

-----------

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 0.55% of average daily net assets through December 31, 1997. The figures above include the effect of expense offsets. If expense offsets were exclud-ed, Total Operating Expenses for the fiscal year ended April 30, 1997 would be 0.57%. (See "FINANCIAL HIGHLIGHTS.") Absent the Adviser's waiver of fees and assumption of expenses, the total annual operating expenses of the Port-folio's Institutional Class Shares would have been 1.68% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1997.

For purposes of calculating the estimated fees and expenses set forth above, it is assumed that the Portfolio's average daily net assets will be $10 mil-lion.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Institutional Class Shares...................  $ 6     $18     $31     $69

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $20 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Al-so, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Financial Statements for the year ended April 30, 1997 have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the year ended April 30, 1997 is also incorporated into the SAI. Please read the following informa-tion in conjunction with the Portfolio's 1996 Annual Report to Shareholders.

                                           NOVEMBER 1, 1995***
                                                    TO            YEAR ENDED
                                             APRIL 30, 1996++  APRIL 30, 1997++
                                           ------------------- ----------------
NET ASSET VALUE, BEGINNING OF PERIOD......       $10.00            $  9.85
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...................         0.28               0.60
  Net Realized and Unrealized Gain (Loss)
    on Investments........................        (0.27)              0.05
                                                 ------            -------
                                                   0.01               0.65
                                                 ------            -------
DISTRIBUTIONS
  Net Investment Income...................        (0.16)             (0.54)
                                                 ------            -------
NET ASSET VALUE, END OF PERIOD............       $ 9.85            $  9.96
                                                 ======            =======
TOTAL RETURN+.............................         0.08%**            6.75%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)...       $2,445            $13,062
  Ratio of Expenses to Average Net As-
    sets..................................         0.61%*             0.57%*
  Ratio of Net Investment Income to Aver-
    age Net Assets........................         5.53%*             6.01%*
  Portfolio Turnover Rate.................           55%               151%
  Voluntary Waived Fees and Expenses
    Assumed by the Adviser Per Share......       $ 0.23            $  0.12
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.............         0.55%*             0.55%*

-----------

  * Annualized.

 ** Not Annualized.

*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

 ++ Per share amounts are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankee dollar and Eu-rodollar bonds (See "OTHER INVESTMENT POLICIES"). These issues may have fixed, variable or floating rates of interest. As a matter of policy, the Adviser does not intend to invest in or utilize futures, options or other complex de-rivative instruments or securities.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond--how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the application of several principles: as the maturity of a bond increases, duration increas-es; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Port-folio's assets will be invested in various short-term investments. (See "SHORT-TERM INVESTMENTS.")

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate factors that could influence the bond's future premium (i.e., credit quality, security structure, supply/demand relation-ships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential interest rate change, supporting superior long term performance. Furthermore, the Ad-viser will concentrate the Portfolio's holdings in industry sectors and matu-rity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Corpora-tion ("S&P")) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser also re-serves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfolio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC, to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mortgages or mortgage pass-through securities into different seg-ments known as "tranches" which are then retired sequentially over time in or-der of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the un-derlying mortgages. As prepayment rates on mortgages vary widely, it is diffi-cult to accurately predict the average maturity of a particular pool of mort-gages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mort-gage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and inter-est.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuers' taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of com-parable quality. Please refer to the Portfolio's SAI for a detailed descrip-tion of municipal note ratings.

YANKEE DOLLAR AND EURODOLLAR SECURITIES
  Yankee dollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obligations issued outside the United States by domestic or foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some coun-tries a portion of the taxes is recoverable, the non-recovered portion of for-eign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:
  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);
  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;
  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;
  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;
  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;
  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or
  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and
(f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL

 . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . As soon as possible, telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                         BHM&S Total Return Bond Fund
                       Your Account Registration
                          Your Account Number
                          Wire Control Number

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon writ-ten request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of

60 days or less are valued at amortized cost when the Board of Trustees deter-mines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any additional transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a sepa-rate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $20 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has agreed to waive a portion of its advisory fees and to assume operating expenses, if necessary, to keep operating expenses from exceeding 0.55% of average daily net assets through December 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are, in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined contribu-tion plan marketing and other shareholder services and receives from such en-tities 0.15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retirement System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Williams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Chris-tian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

           BARROW, HANLEY, MEWHINNEY, & STRAUSS, INC.--BOND ACCOUNT

                  (Percentage Returns Net of Management Fees)

                                                               LEHMAN BROTHERS
                                   BARROW, HENLEY, MEWHINNEY &    AGGREGATE
          CALENDAR YEARS                  STRAUSS, INC.          BOND INDEX
          --------------           --------------------------- ---------------
1987..............................             3.15%                 2.76%
1988..............................             7.30%                 7.89%
1989..............................            15.01%                14.53%
1990..............................             9.18%                 8.96%
1991..............................            16.54%                16.00%
1992..............................             7.56%                 7.40%
1993..............................            10.56%                 9.75%
1994..............................            (3.44)%               (2.92)%
1995..............................            17.64%                18.46%
1996..............................             3.63%                 3.63%
3 Months ended 3/31/97............            (0.46)%               (0.56)%
Annualized........................             8.27%                 8.20%
Cumulative........................           225.78%               224.21%
Ten-Year Mean
  (1/1/87-12/31/96)...............             8.71%                 8.65%
Value of $1 invested during
  (1/1/87-3/31/97)................            $3.26                 $3.24

Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.

2. The cumulative return means that $1 invested in that account on January 1, 1979 had grown to $3.26 by March 31, 1997.

3. The 10-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/87-3/31/97) was 0.33% or 33 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Bos-ton, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;
  0.11 of 1% of the next $800 million of combined UAM Funds assets;
  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Insti-tutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospec-tuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Hartnat & Co., Hoag Memorial Conservative Collective held of record 26.1% and Sarah Campbell Blaffer Foundation held 25.9% of the outstanding shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a re-sult, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of the Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and, may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about the Service Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

 TS&W Balanced Portfolio

                   UAM Funds Service Center
                   c/o Chase Global Funds Services Company
                   P.O. Box 2798
                   Boston, MA 02208-2798
                   1-800-638-7983

                   Investment Adviser
                   Barrow, Hanley, Mewhinney & Strauss, Inc.
                   One McKinney Plaza,
                   3232 McKinney Avenue,
                   15th Floor, Dallas, Texas 75204

                   Distributor

                   UAM Fund Distributors, Inc.
                   211 Congress Street
                   Boston, MA 02110



                   PROSPECTUS

                   July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  BHM&S Total Return
  Bond Portfolio

  Institutional Service
  Class Shares






  P R O S P E C T U S






           July 10, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Service and Distribution Plans.............................................  19
Valuation of Shares........................................................  21
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Adviser's Historical Performance...........................................  25
Administrative Services....................................................  27
Distributor................................................................  27
General Information........................................................  28
UAM Funds -- Service Class Shares..........................................  30

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
         INVESTMENT ADVISER: BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The BHM&S To-tal Return Bond Portfolio offers two separate classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that the Service Class Shares bear fees payable by the class (at the maximum rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The secu-rities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

  BHM&S TOTAL RETURN BOND PORTFOLIO. BHM&S Total Return Bond Portfolio (the "Portfolio") seeks to provide maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income se-curities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser believes that by investing in undervalued securities with above average effective yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, therefore, downside risk.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECU-RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolios' Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                                                            SERVICE CLASS SHARES
                                                            --------------------
   Sales Load Imposed on Purchases.........................         NONE
   Sales Load Imposed on Reinvested Dividends..............         NONE
   Deferred Sales Load.....................................         NONE
   Redemption Fees.........................................         NONE
   Exchange Fees...........................................         NONE

                  ESTIMATED ANNUAL FUND OPERATING EXPENSES
                   (As A Percentage of Average Net Assets)

                                                          SERVICE CLASS SHARES
                                                          --------------------
   Investment Advisory Fees..............................         0.35 %
   Administrative Fees...................................         0.65 %
   12b-1 Fees (Including Shareholder Servicing Fees)+....         0.25 %
   Other Expenses........................................         0.68 %
   Advisory Fees Waived and Expenses Assumed.............        (1.13)%
                                                                 -----
   Total Operating Expenses (After Fee Waiver and
     Expenses Assumed)...................................         0.80 %*
                                                                 =====

-----------
+ See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permit-ted by rules of the National Association of Securities Dealers, Inc.

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses), after the effect of expense offsets, from exceeding 0.80% of average daily net assets through December 31, 1997. The figures above include the effect of expense offsets. If expense offsets were exclud-ed, Total Operating Expenses for the fiscal year ended April 30, 1997 would be 0.82%. (See "FINANCIAL HIGHLIGHTS.") Absent the Adviser's waiver of fees and assumption of expenses, the total annual operating expenses of the Port-folio's Service Class Shares would have been 1.96% of average daily net as-sets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Service Class Shares.........................  $ 8     $26     $44     $99

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Barrow, Hanley, Mewhinney & Strauss, Inc. (the "Adviser") is a registered investment adviser specializing in the active management of stock, bond and balanced portfolios for institutional, tax-exempt clients. Founded in 1979, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has $20 billion in assets under management. (See "IN-VESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in the Portfo-lio's shares automatically unless an investor elects to receive cash distribu-tions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS
  Prospective investors should consider the following: (1) The fixed income securities held by the Portfolio will be affected by general changes in inter-est rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (2) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (3) The Portfolio will invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in inter-est rates may have a greater impact on issuers of lower rated debt securities that the Portfolio may hold, which may lead to greater price volatility. Also, lower rated securities may be more difficult to value accurately or sell in the secondary market; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (5) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio's Service Class Shares. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements for the year ended April 30, 1997 have been audited by Price Waterhouse LLP whose un-qualified opinion thereon is also incorporated into the SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                             NOVEMBER 1, 1995***   YEAR ENDED
                                             TO APRIL 30, 1996++ APRIL 30, 1997
                                             ------------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD........       $10.00            $ 9.84
                                                   ======            ======
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................         0.27              0.57
  Net Realized and Unrealized Gain (Loss) on
    Investments.............................        (0.27)             0.05
                                                   ------            ------
    Total from Investment Operations........           --              0.62
                                                   ------            ------
DISTRIBUTIONS
  Net Investment Income.....................        (0.16)            (0.51)
                                                   ------            ------
NET ASSET VALUE, END OF PERIOD..............       $ 9.84            $ 9.95
                                                   ======            ======
TOTAL RETURN+...............................        (0.07)%**          6.47%
                                                   ======            ======
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).....       $2,871            $4,045
  Ratio of Expenses to Average Net Assets...         0.83%*            0.82%
  Ratio of Net Investment Income to Average
    Net Assets..............................         5.44%*            5.78%
  Portfolio Turnover Rate...................           55%              151%
  Voluntary Waived Fees and Expenses Assumed
    by the Adviser Per Share................       $ 0.20            $ 0.14
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets...............         0.80%*            0.80%

-----------
  * Annualized.

 ** Not Annualized.

*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts for the period ended April 30, 1996 are based on average outstanding shares.

                             INVESTMENT OBJECTIVE

  The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities. Income return is expected to be a predominant portion of the Portfolio's total return. Any capital return on the Portfolio is dependent upon, among other factors, interest rate changes as well as the average maturity and duration of the Portfolio. The Adviser be-lieves that by investing in undervalued securities with above average effec-tive yields and capital appreciation potential, the Portfolio will generate superior returns over the long term while minimizing volatility and, there-fore, downside risk.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 90% of its total assets in a diversified portfolio of the following dollar-denomi-nated investment grade issues of varying maturities: U.S. Treasuries and Agen-cies; zero coupon obligations; mortgage-backed securities; asset-backed secu-rities; corporate bonds; municipal bonds; and domestic, Yankee dollar and Eu-rodollar bonds (See "OTHER INVESTMENT POLICIES."). These issues may have fixed, variable or floating rates of interest. As a matter of policy, the Ad-viser does not intend to invest in or utilize futures, options or other com-plex derivative instruments or securities.

  The Adviser expects to actively manage the Portfolio in order to meet the investment objective. To produce favorable returns, the Adviser will invest in securities that it believes to be undervalued, generating an effective yield advantage versus the market. To control the volatility of returns, the Portfo-lio will exhibit a high current yield, a high quality and a conservative matu-rity structure.

  The Adviser's decision process will focus on security selection, sector con-centration and yield curve positioning. The Adviser will not engage in eco-nomic forecasts in an attempt to "time the market" since it believes that there are too many economic and political variables on a domestic and interna-tional basis to do so successfully on a consistent basis. Therefore, the Port-folio will maintain a conservative maturity structure, with securities being diversified along the yield curve. The Portfolio's average weighted maturity will generally be ten years or less, with the average weighted duration compa-rable to that of the Salomon Brothers' Broad Investment Grade Index which is approximately five years. Duration compares interest rate risk between securi-ties with different coupons and different maturities, summarizing in a single number the price sensitivity of a bond -- how a bond's maturity and coupon rate affect its exposure to interest rate risk. Duration involves the applica-tion of several principles: as the maturity of a bond increases, duration in-creases; as the coupon of a bond increases, duration decreases; generally, the lower the coupon payment, the higher the duration; and duration decreases as the frequency of the coupon payment increases. Generally, 10% or less of the Port-folio's assets will be invested in various short-term investments. Please see "SHORT-TERM INVESTMENTS" for a list of the short-term instruments in which the Portfolio may invest.

  The Adviser's security selection process begins by analyzing a bond's yield to maturity premium (or spread) versus the most recently issued U.S. Treasury of similar maturity. Having identified bonds with an above-average premium, the Adviser will then evaluate those factors that will influence the bond's future premium (i.e., credit quality, security structure, supply/demand rela-tionships, etc.). The objective of this process is to identify those issues whose yield premium will compress or narrow over a wide range of potential in-terest rate change, supporting superior long term performance. Furthermore, the Adviser will concentrate the Portfolio's holdings in industry sectors and maturity ranges that it believes are undervalued while seeking a prudent level of diversification.

  The Portfolio will invest in investment grade bonds which have one of the four highest rating categories (i.e. Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's) or AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P")) at the time of purchase. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Adviser also re-serves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, retention of the securities is warranted. The Portfolio's SAI contains a more detailed description of bond ratings.

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and

(iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally en-gage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. Prices realized from the sales of these se-curities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

MORTGAGE-BACKED SECURITIES
  Mortgage-backed securities are collateralized by pools of mortgages assem-bled for subsequent sale to investors by various governmental agencies and sponsored organizations as well as by private issuers. The underlying assets collateralizing the mortgage-backed securities may include single-family, mul-tifamily and commercial properties. The two fundamental forms of mortgage-backed securities are pass-throughs and collateralized mortgage obligations ("CMOs"). Pass-throughs produce monthly payments of principal and interest from the underlying mortgages. CMOs divide the cash flows generated from the underlying mort-gages or mortgage pass-through securities into different segments known as "tranches" which are then retired sequentially over time in order of priority. The market value and yield of mortgage-backed securities will fluctuate due to market interest rate change and early prepayments of the underlying mortgages. As prepayment rates on mortgages vary widely, it is difficult to accurately predict the average maturity of a particular pool of mortgages or tranches of CMOs. Although mortgage-backed securities may offer higher yields than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" an attractive rate for an extended period because of the prepayment feature. The majority of the mortgage-backed securities held by the Portfolio will carry a guarantee from an agency of the U.S. Government of the eventual payment of principal and interest.

ASSET-BACKED SECURITIES
  Asset-backed securities are collateralized by short maturity loans such as automobile receivables, credit card receivables, other types of receivables or assets. Credit support for asset-backed securities may be based on the under-lying assets and/or provided through credit enhancements by a third party. Credit enhancement techniques include letters of credit, insurance bonds, lim-ited guarantees (which are generally provided by the issuer), senior-subordi-nated structures and over-collateralization.

MUNICIPAL OBLIGATIONS
  Municipal obligations include notes, bonds and other securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on such municipal obligations will normally be exempt from fed-eral income tax. These bonds may be general obligation bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific revenue sources, but are not generally backed by the issuer's taxing power. These obligations may include private activity bonds where payment is the re-sponsibility of the private industrial user of the facility financed by the bonds. Municipal notes are issued to meet short-term funding requirements of the issuer and include construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments. Municipal bonds will be rated investment grade by Moody's and S&P, as described above. Investment grade municipal notes will be rated MIG1, MIG2 or MIG3 by Moody's, or SP-1 or SP-2 by S&P or, if unrated, determined by the Adviser to be of com-parable quality. Please refer to the Portfolio's SAI for a detailed descrip-tion of municipal note ratings.

YANKEE DOLLAR AND EURODOLLAR SECURITIES
  Yankee dollar securities are U.S. dollar-based obligations issued inside the United States by foreign entities. Eurodollar securities are U.S. dollar-based obli-gations issued outside the United States by domestic or foreign entities. In-vestment in these securities involve certain risks which are not typically as-sociated with investing in domestic securities. For example, non U.S.-based issuers are not subject to the same accounting, auditing and financial report-ing standards as are domestic issuers. There may be less publicly-available information about non-U.S.-based issuers which may make it difficult to make investment decisions. Political factors may have an impact in the form of con-fiscatory taxation, expropriation or political instability in international markets. Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is re-coverable, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its invest-ments.

ZERO COUPON SECURITIES
  A portion of the Portfolio may be invested in zero coupon securities which are fixed income securities that do not make regular interest payments. Zero coupon securities are sold at substantial discounts from their face value. The difference between a zero coupon security's issue or purchase price and its face value represents the imputed interest an investor will earn if the obli-gation is held until maturity. Zero coupon securities may offer the Portfolio the opportunity to earn higher yields than those available on ordinary inter-est paying obligations of similar credit quality and maturity. However, the prices of zero coupon securities may also exhibit greater price volatility than ordinary fixed income securities because of the manner in which their principal and interest are returned to the investor. The Portfolio will accrue income on such investments for tax and accounting purposes which is distribut-able to shareholders. Since no cash is received at the time of accrual, the Portfolio may be required to liquidate portfolio securities to satisfy its distribution obligations.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objectives of the Portfolio are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospec-tus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limita-tions described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utiliza-tion of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or to-tal cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE") The net income attributable to Service Class Shares and the dividends payable on Serv-ice Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or differ-ent conditions regarding purchases and redemptions. Shareholders who are cus-tomers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person enti-tled to receive compensation for selling or servicing Portfolio shares may re-ceive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL
  . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds, to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . As soon as possible, telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                         BHM&S Total Return Bond Fund
                            Credit DDA #9102772952
                     (Your Account Registration)__________
                       (Your Account Number)___________
                       (Wire Control Number)___________

  . Forward a completed Application to the UAM Funds Service Center at the address shown on the Form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgment of management, such suspension or rejection is in the best inter-ests of the Fund. Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will be issued upon written request by the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address, or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to
0.25 of 1% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes per-sonal service and/or shareholder account maintenance and may constitute an ex-pense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limits described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that the Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of the Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and dis-tribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolio are also limited un-der certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares of a Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such serv-ices arrangements, when in effect, are made generally available to all quali-fied service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. ("Smith Barney") under which Smith Barney provides certain defined con-tribution plan marketing and shareholder services and receives from such enti-ties an amount equal to up to 33.3% of the portion of the investment advisory fees attributable to the invested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts pay-able to all selling dealers. The Fund also compensates Smith Barney for serv-ices it provides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all bond funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1979. Its business offices are located at One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management serv-ices to corporate, public and Taft-Hartley employee benefit plans, founda-tions, endowments, health care and other institutions and investors. The Ad-viser currently has $20 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.35%. The Adviser has agreed to waive a portion of its advi-sory fees and to assume certain operating expenses in order to keep the Port-folio's Service Class Shares total operating expenses from exceeding 0.80% of average daily net assets through December 31, 1997. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Fund for a given fiscal year.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  JOHN S. WILLIAMS -- Fixed Income Principal and the first fixed income port-folio manager at the Adviser in 1983. Mr. Williams has also managed balanced and municipal portfolios during his 20 year investment career. Prior to join-ing the Adviser, he was responsible for the management of all fixed income as-sets at Southland Trust, Dallas, Texas, and prior to that was a portfolio man-ager and securities analyst at InterFirst Bank Dallas Trust Department. Mr. Williams has served on the Advisory Committee for the Texas Teachers Retire-ment System and is an active member in the Dallas Investment Analysts Society. He currently is a Director of United Asset Management Corporation. Mr. Wil-liams is a Chartered Financial Analyst, earning his MBA in 1976 and BBA in 1975 from Texas Christian University.

  DAVID R. HARDIN -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1987, Mr. Hardin was the Vice President and Director of the Fixed Income Group of RepublicBank Dallas Trust Department. In that posi-tion, he was responsible for the management of all taxable and tax-exempt fixed income assets of the Trust Division, including all separately managed accounts, collective investment fund products, and the creation of and manage-ment of an SEC-registered mutual fund. Prior to attaining the Director's posi-tion, Mr. Hardin was a taxable portfolio manager and also served as the credit analyst for the Trust Division. He started his investment career as a private placement credit analyst while employed by American General Insurance Co. in Houston in 1976. Mr. Hardin received an M.Sc. from The London School of Eco-nomics in 1975 and a BBA from Texas Christian University in 1973.

  STEPHEN M. MILANO -- Fixed Income Principal and portfolio manager. Prior to joining the Adviser in 1990, Mr. Milano was employed at Salomon Brothers, Inc. in New York as a Vice President of the Fixed Income Strategy Group. In that role he was a specialist in developing portfolio structure and strategies for active management of taxable assets. While at Salomon he also served as Prod-uct Sales Manager for International Fixed Income Securities and as a Mortgage and Government Specialist. Prior to joining Salomon, Mr. Milano was employed as a portfolio manager and trader at Equitable Life Assurance Society. He re-ceived his BS in Economics with a concentration in Finance from the Wharton School of the University of Pennsylvania in 1980.

  J. SCOTT MCDONALD -- Fixed Income Portfolio Analyst/Trader. Mr. McDonald joined the Adviser in 1995 to serve as a security and portfolio specialist for the Fixed Income Group. In addition to security and portfolio analyst, he is responsible for systems analytics used in the evaluation of effective/option adjusted yield measurements for all securities and portfolios. He also serves as compliance monitor of all fixed income portfolios to ensure commonality of structure and diversification. Mr. McDonald previously served as the Senior Vice President and Portfolio Manager at Life Partners Group, Inc. in Dallas. While with Life Partners, he was responsible for implementing investment strategy for $3 billion in assets. Additionally, he has been employed by Texas Commerce Bank Houston as a Credit Supervisor and Lending Officer. He received his MBA in 1991 from the University of Texas at Austin and his BBA from South-ern Methodist University in 1986.

  DEBORAH J. ANDERSON -- Senior Portfolio Assistant. Ms. Anderson is responsi-ble for all administrative staff and their duties associated with the fixed income product management, including communication/liaison with all clients, custodial banks, and brokerage relationships. She supervises all operational aspects of fixed income security trading and works extensively with reporting requirements for all clients and regulatory agencies. Prior to joining the Ad-viser in 1988, Ms. Anderson served as a Trust Officer with Trust Company of Texas and its predecessor, Southland Trust Co. She received a BBA in Account-ing from the University of Texas at Arlington in 1974.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the 1940 Act and Internal Revenue Code; such conditions, if applicable may have lowered the returns for the separately managed ac-counts. The results presented are not intended to predict or suggest the re-turn to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

        BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. -- BOND ACCOUNT

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                          BARROW, HANLEY, MEWHINNEY & LEHMAN BROTHERS AGGREGATE
     CALENDAR YEARS              STRAUSS, INC.               BOND INDEX
     --------------       --------------------------- -------------------------
1987....................              3.15%                      2.76%
1988....................              7.30%                      7.89%
1989....................             15.01%                     14.53%
1990....................              9.18%                      8.96%
1991....................             16.54%                     16.00%
1992....................              7.56%                      7.40%
1993....................             10.56%                      9.75%
1994....................             (3.44)%                    (2.92)%
1995....................             17.64%                     18.46%
1996....................              3.63%                      3.63%
3 Months ended 3/31/97..             (0.46)%                    (0.56)%
Annualized..............              8.27%                      8.20%
Cumulative..............            225.78%                    224.21%
Ten-Year Mean (1/1/87-
  12/31/96).............              8.71%                      8.65%
Value of $1 invested
  during (1/1/87-
  3/31/97)..............            $ 3.26                     $ 3.24

Notes:
1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.

2. The cumulative return means that $1 invested in the account on January 1, 1987 had grown to $3.26 by March 31, 1997.

3. The 10-year mean is the arithmetic average of the annual returns for the calendar years listed.
4. The Lehman Brothers Aggregate Bond Index is an unmanaged index, which as-sumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/87-3/31/97) was 0.33% or 33 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 0.45% (25 basis points to 45 basis points). Net returns to investors vary depending on the manage-ment fee.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Bos-ton, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   BHM&S Total Return Bond Portfolio...................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Plans" above). The Agreement con-tinues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trust-ees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Hartnat & Co., Hoag Memorial Conservative Collective held of record 26.1% and Sarah Campbell Blaffer Foundation held 25.9% of the outstanding shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. As a re-sult, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about the Institutional Class Shares of the Portfolio is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio

 Sirach Strategic Balanced Portfolio

 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio

 Sterling Partners' Equity Portfolio

 Sterling Partners' Short-Term Fixed Income Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

                   UAM Funds Service Center
                   c/o Chase Global Funds Services Company
                   P.O. Box 2798
                   Boston, MA 02208-2798
                   1-800-638-7983

                   Investment Adviser
                   Barrow, Hanley, Mewhinney & Strauss, Inc.
                   One McKinney Plaza,
                   3232 McKinney Avenue,
                   15th Floor, Dallas, Texas 75204

                   Distributor

                   UAM Fund Distributors, Inc.
                   211 Congress Street
                   Boston, MA 02110





                                   PROSPECTUS

                               July 10, 1997

  [LOGO OF UAM FUNDS APPEAR HERE]

  Chicago Asset Management
  Intermediate Bond Portfolio

  Institutional
  Class Shares




 P R O S P E C T U S





                    July 10, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  15
Purchase of Shares.........................................................  16
Redemption of Shares.......................................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  21
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Adviser's Historical Performance...........................................  25
Administrative Services....................................................  27
Distributor................................................................  27
General Information........................................................  28
UAM Funds -- Institutional Class Shares....................................  30

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

             CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago Asset Management Intermediate Bond Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO. Chicago Asset Manage-ment Intermediate Bond Portfolio (the "Portfolio") seeks a high level of cur-rent income consistent with moderate interest rate exposure by investing pri-marily in investment grade bonds with an average weighted maturity between 3 and 10 years.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES").

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (As a Percentage of Average Net Assets)

   Investment Advisory Fees............................................  0.48 %
   Administrative Fees.................................................  0.93 %
   12b-1 Fees..........................................................  NONE
   Other Expenses......................................................  0.77 %
   Advisory Fees Waived and Expenses Assumed........................... (1.38)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  0.80 %*
                                                                        =====

-----------

* Absent the fees waived and expenses assumed by the Adviser, total operating expenses for the Portfolio would have been 2.18%. The Total Operating Ex-penses includes the effect of expense offsets. If expense offsets were ex-cluded, total operating expenses of the Portfolio would not be affected. Un-til further notice, the Adviser has agreed to waive its advisory fee and to assume certain operating expenses to keep the Portfolio's total annual oper-ating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 0.80% of average daily net as-sets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1997.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of the time period indicated. The Portfo-lio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $ 8     $26     $44     $99

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Chicago Asset Management Company (the "Adviser") is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in assets under management. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices, interest rates, and currency exchange rates by the use of derivatives includ-ing options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect corre-lation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P"). These securities carry a high degree of credit risk, and are considered speculative by the major credit rating agencies and are some-times referred to as "junk bonds" and "high risk/high yield" securities;
(3) The Portfolio may invest up to 10% of its assets in foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risk; (4) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.
(5) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (6) The Portfolio may purchase secu-rities on a when-issued basis which does not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Port-folio. See "OTHER INVESTMENT POLICIES."

                             FINANCIAL HIGHLIGHTS

  The following table provides selected information for a share outstanding throughout the periods presented for the Portfolio. This table is part of the Portfolio's Financial Statements, which are included in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion on the Annual Financial Statements for the year ended April 30, 1997 is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                            JANUARY 24,
                                            1995*** TO   YEAR ENDED YEAR ENDED
                                             APRIL 30,   APRIL 30,  APRIL 30,
                                               1995         1996       1997
                                            -----------  ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD.......   $10.00       $10.33    $ 10.39
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................     0.17         0.64       0.61
  Net Realized and Unrealized Gain on
    Investments............................     0.26         0.14++    (0.05)
                                              ------       ------    -------
    Total from Investment Operations.......     0.43         0.78       0.56
                                              ------       ------    -------
DISTRIBUTIONS
  Net Investment Income....................    (0.10)       (0.64)     (0.62)
  Net Realized Gain........................      --         (0.08)     (0.03)
                                              ------       ------    -------
    Total Distributions....................    (0.10)       (0.72)     (0.65)
                                              ------       ------    -------
NET ASSET VALUE, END OF PERIOD.............   $10.33       $10.39    $ 10.30
                                              ======       ======    =======
TOTAL RETURN+..............................     4.31%**      7.62%      5.53%
                                              ======       ======    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......   $5,267       $7,981    $10,044
Ratio of Net Expenses to Average Net
  Assets...................................     0.80%*       0.84%      0.80%
Ratio of Net Investment Income to Average
  Net Assets...............................     6.20%*       6.17%      5.88%
Portfolio Turnover Rate....................        0%          24%        31%
Voluntary Waived Fees and Expenses Assumed
  by the Adviser Per Share.................   $ 0.08       $ 0.12    $  0.14
Ratio of Expenses to Average Net Assets
  Including Expense Offsets................     0.80%*       0.80%      0.80%

-----------
  * Annualized.

 ** Not annualized.

*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

 ++ The amount shown for a share outstanding throughout the year does not ac-cord with the aggregate net losses on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade notes or bonds with an average weighted maturity between 3 and 10 years. The Adviser seeks to reduce the risk that is inherent in the fast-changing bond market while adding to the return available from a bond market index.

                              INVESTMENT POLICIES

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets under normal circumstances in intermediate-term investment grade notes or bonds with an average weighted maturity between 3 and 10 years. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's (Aaa, Aa, A or Baa) or S&P ("S&P") (AAA, AA, A or BBB), or, if unrated, of equivalent quality in the Ad-viser's judgment. Bonds rated Baa or BBB have speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. The Portfolio may invest no more than 10% of its assets in debt securities that at the time of purchase are rated lower than investment grade. These are commonly referred to as "junk bonds". See the discussion of high yield securities in "OTHER INVESTMENT POLICIES" below. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the reten-tion of securities is warranted. The Portfolio's SAI contains a more detailed description of corporate bond ratings.

  The Adviser will seek to achieve the Portfolio's objective by investing in the following securities: corporate notes and bonds, mortgage-backed securi-ties including collateralized mortgage obligations and asset-backed securities which are deemed by the Adviser and the rating agencies cited above to be of investment grade quality; variable rate and fixed rate debt securities which at the time of purchase are rated as investment grade; short-term securities deemed by the Adviser to have comparable ratings; and securities of, or guar-anteed by, the U.S. government, its agencies or instrumentalities.

  While the Adviser anticipates that the majority of the assets in the Portfo-lio will be U.S. dollar denominated securities, it reserves the right to pur-chase obligations of foreign governments, agencies, or corporations denomi-nated either in U.S. dollars or foreign currencies. The credit quality stan-dards applied to foreign obligations are the same as those applied to the se-lection of U.S. based securities.

  For temporary defensive purposes, the Portfolio may reduce its holdings of fixed income securities and increase, up to 100%, its holdings in short-term investments. The Adviser may employ a defensive investment posture during ad-verse market conditions. See "SHORT-TERM INVESTMENTS" below for a descrip-tion of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a temporary defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

  The Portfolio is managed to control the risk of investing in the bond mar-ket. The Adviser's investment approach offers some protection from fluctuation in bond prices or volatility. Bond prices fluctuate dramatically due, most visibly, to changes in interest rates. Other factors impact the value of bonds held in the Portfolio, as well, including changes in:

    . Investors' perception of the value of certain broad classes of bonds, such as corporate, government or mortgage-backed securities (sector positioning);

    . The relationship between long-term and short-term interest rates
      (the yield curve);

    . The correlation between yields offered on different types of bonds
      (spreads);

    . The likelihood that bonds will be redeemed before maturity (option-adjusted spreads); and

    . The fact that the credit outlook for a specific security can change over time.

  Since so many different factors affect bond prices, it has been difficult, historically, for bond fund managers to outperform a bond market index. The Adviser believes this is particularly true of bond managers who try to predict interest rate movements. It has observed that these managers often change in-vestment strategy at the top or bottom of the market, adding to long-term bond holdings when interest rates are low and shoring up short-term positions when interest rates are high. This tendency naturally causes portfolio performance to vary widely. Therefore, the Adviser does not depend on the use of interest rate forecasting in managing the Portfolio.

  At market tops and bottoms, market psychology tends to drive bond prices to extremes, overshooting their long-term equilibrium levels. As a result, "con-ventional wisdom" about a given security or sector's price movement or rela-tive value, is often wrong. The Adviser believes it will be possible to add to the Portfolio's return by taking a contrarian approach and also focusing its efforts on the more traditional aspects of portfolio management. In particu-lar, the Adviser scrutinizes sector valuations, coupons, call features and the shape of the yield curve in making its investment decisions.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover is not anticipated to exceed 150%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation. The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio, provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
  The Portfolio may invest in pools of consumer loans or mortgages such as collateralized mortgage obligations. Asset-backed securities may consist of securities collateralized by shorter term loans such as automobile loans, home equity loans or credit card receivables, the payments from which are passed through to the security holder. The value of these securities may be signifi-cantly affected by changes in interest rates, the market's perceptions of the issuers, and the creditworthiness of the parties involved. Mortgage-backed se-curities in which the Portfolio may invest will either carry a guarantee from an agency of the U.S. government or a private issuer of the timely payment of principal and interest or are sufficiently seasoned to be considered by the Adviser to be of investment grade quality.

  Mortgage-backed and asset-backed securities are also subject to prepayment risks. Prepayment risk is the possibility that, during periods of declining interest rates, mortgage prepayments will accelerate on mortgage-backed secu-rities, espe-cially on those with high stated interest rates. Prepayment risk has two im-portant effects. First, like bonds in general, mortgage-backed securities will generally decline in price when interest rates rise. Second, when interest rates fall and additional mortgage prepayments must be reinvested at lower in-terest rates, the Portfolio's rate of dividend income may be reduced. Mort-gage-backed and asset-backed securities held by the Portfolio will be rated investment grade by Moody's or S&P at the time of purchase, or if unrated, de-termined to be of equivalent quality by the Adviser.

HIGH YIELD/HIGH RISK SECURITIES
  The Portfolio may invest up to 10% of its assets in high yield securities which are rated below investment grade or are unrated. Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates, but also the market's perception of credit quality and the outlook for economic growth. When economic condi-tions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevail-ing interest rates. The Adviser will consider both credit risk and market risk in selecting fixed income securities for the Portfolio.

  The high yield securities market is still relatively new and its recent growth paralleled a long period of economic expansion and an increase in merg-er, acquisition and leveraged buyout activity. Adverse economic developments may disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the sec-ondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

  Prices for high yield securities may be affected by legislative and regula-tory developments. These laws could adversely affect the Portfolio's net asset value and investment practices, the secondary market for high yield securi-ties, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's investment port-folio and increasing the exposure of the Portfolio to the risks of high yield securities.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly re-ferred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and op-tions not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securi-ties equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denomi-nated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies, which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio secu-rity at a time that otherwise would be favorable for it to do so, or the pos-sible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Portfo-lio to close out or to liquidate its hedged position.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m., to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL

  .Complete and sign an Application, and mail it together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                        Ref: Portfolio Name____________
                        Your Account Number____________
                         Your Account Name_____________
                        Wire Control Number___________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the address above or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of each Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. It is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corpo-rations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $2 billion in as-sets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.48%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from the paying entity's profits or any other source available to it. When such service ar-rangements are in effect, they are made generally available to all qualified service providers.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

   Jon F. Holsteen,    President, CEO and Chief Investment Officer
   Education:          Lake Forest College, BA
   Experience:         Founded Chicago Asset Management Company in 1983.

   William W. Zimmer,  Executive Vice President and Chief Fixed Income
                       Portfolio Manager
   Education:          Cornell College (Iowa), BA
                       Cornell University (New York), MBA
   Experience:         Joined Chicago Asset Management Company in 1988.

   Gary R. Dhein, CFA, Vice President and Senior Portfolio Manager
   Education:          Loyola University, BA
                       University of Chicago, MBA
   Experience:         Bank of America (1978 to 1997)
                       Joined Chicago Asset Management Company in 1997.

   Frank F. Holsteen,  Vice President
   Education:          Lake Forest College, BA
   Experience:         Joined Chicago Asset Management Company in 1993.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

 CHICAGO ASSET MANAGEMENT COMPANY-- INTERMEDIATE BOND + CASH COMPOSITE RETURNS

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                  CHICAGO     LEHMAN BROTHERS
                                                   ASSET        INTERMEDIATE
                                                 MANAGEMENT GOVERNMENT/CORPORATE
   CALENDAR YEARS                                 COMPANY          INDEX
   --------------                                ---------- --------------------
   1985.........................................    22.0%           18.1%
   1986.........................................    15.2%           13.1%
   1987.........................................     0.7%            3.7%
   1988.........................................     7.0%            6.7%
   1989.........................................    13.0%           12.8%
   1990.........................................     8.8%            9.2%
   1991.........................................    17.1%           14.7%
   1992.........................................     8.6%            7.2%
   1993.........................................    10.2%            8.8%
   1994.........................................    (2.4)%          (1.9)%
   1995.........................................    15.8%           15.3%
   1996.........................................     3.9%            4.1%
   Year to Date (1/1/97-3/31/97)................    (0.1)%         (0.11)%
   Annualized through 3/31/97...................     9.6%            9.0%
   Cumulative through 3/31/97...................   205.9%          185.8%
   Twelve-Year Mean.............................    10.0%            9.3%
   Value of $1 invested
     (1/1/85-3/31/97)...........................   $3.06           $2.86

                      CHICAGO ASSET MANAGEMENT COMPANY--

    INTERMEDIATE BOND + CASH RETURNS FOR VARIOUS PERIODS ENDED 3/31/97

               (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)
                                  (UNAUDITED)

                                                              LEHMAN BROTHERS
                                                                INTERMEDIATE
                                                            GOVERNMENT/CORPORATE
PERIODS ENDED 3/31/97                               ADVISER        INDEX
---------------------                               ------- --------------------
One-year period....................................   4.5           4.8
Three-year period (average annual).................   6.3           6.3
Five-year period (average annual)..................   7.0           6.7
Ten-year period (average annual)...................   8.0           7.8

-----------

Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on January 1, 1985 had grown to $3.06 by March 31, 1997.

3. The twelve-year mean is the arithmetic average of the annual returns for the years listed.
4. The Lehman Brothers Intermediate Government/Corporate Index is an unman-aged index which assumes reinvestment of dividends and is generally con-sidered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.
5. The Adviser's average annual management fee over the period shown was 0.30% or 30 basis points. During the period, fees on the Adviser's indi-vidual accounts ranged from 0.26% to 0.625% (26 basis points to 62.5 basis points). Net returns to investors vary depending on the management fee.

6. The intermediate fixed income + cash composite includes every separate discretionary intermediate fixed income account as of 3/31/97. No accounts were excluded. As of 3/31/97, this composite included all 12 intermediate fixed income portfolios, including the intermediate fixed income + cash portions of balanced accounts, totaling $271 million. Leverage has not been used in any portfolios included in this composite. A list of all com-posites of the firm is available upon request.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Bos-ton, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Chicago Asset Management Intermediate Bond Portfolio................... 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best ef-forts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Distribution Agreement with re-spect to this Portfolio. The Distribution Agreement continues in effect as long as the Fund's Board of Trustees, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, approve it on an annual basis. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Edward Usher and Francis McCartin, Trustees, Pipefit-ters Pension Fund Local 597, held of record 90.4% of the outstanding shares of the CAM Intermediate Bond Portfolio Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio

 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

                   UAM Funds Service Center
                   c/o Chase Global Funds Services Company
                   P.O. Box 2798
                   Boston, MA 02208-2798
                   1-800-638-7983

                   Investment Adviser
                   Chicago Asset Management Company
                   70 West Madison Street 56th Floor
                   Chicago, IL 60602

                   Distributor
                   UAM Fund Distributors, Inc.
                   211 Congress Street
                   Boston, MA 02110





                   PROSPECTUS

                   July 10, 1997


             [UNION LOGO APPEARS HERE]

[LOGO OF UAM FUNDS APPEARS HERE]


  Chicago Asset Management
  Value/Contrarian Portfolio


  Institutional
  Class Shares






  P R O S P E C T U S






                    July 10, 1997

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Fund Expenses............................................................    1
Prospectus Summary.......................................................    3
Risk Factors.............................................................    4
Financial Highlights.....................................................    5
Investment Objective.....................................................    6
Investment Policies......................................................    6
Other Investment Policies................................................    8
Investment Limitations...................................................   14
Purchase of Shares.......................................................   15
Redemption of Shares.....................................................   18
Shareholder Services.....................................................   20
Valuation of Shares......................................................   20
Performance Calculations.................................................   21
Dividends, Capital Gains Distributions and Taxes.........................   21
Investment Adviser.......................................................   22
Adviser's Historical Performance.........................................   24
Administrative Services..................................................   25
Distributor..............................................................   26
General Information......................................................   26
UAM Funds -- Institutional Class Shares..................................   28

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                           CHICAGO ASSET MANAGEMENT
                          VALUE/CONTRARIAN PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: CHICAGO ASSET MANAGEMENT COMPANY

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is, an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. The Chicago Asset Management Value/Contrarian Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Chicago Asset Management Company.

  CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO. Chicago Asset Manage-ment Value/Contrarian Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in the common stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better-than-average performance in the future.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

    The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases...................................   NONE
   Sales Load Imposed on Reinvested Dividends........................   NONE
   Deferred Sales Load...............................................   NONE
   Redemption Fees...................................................   NONE
   Exchange Fees.....................................................   NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees..........................................   0.625 %
   Administrative Fees...............................................   3.440 %
   12b-1 Fees........................................................    NONE
   Other Expenses....................................................   3.180 %
   Advisory Fees Waived and Expenses Assumed.........................  (6.300)%
                                                                       ------
   Total Operating Expenses (After Fee Waiver and Expenses
     Assumed)........................................................   0.950 %*
                                                                       ======

-----------

* Absent the fees waived and expenses assumed by the Adviser, total operating expenses for the Portfolio would have been 7.26%. The Total Operating Ex-penses includes the effect of expense offsets. If expense offsets were ex-cluded, Total Operating Expenses of the Portfolio would not be affected. Un-til further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume certain operating expenses to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary ex-penses), after the effect of expense offsets, from exceeding 0.95% of aver-age daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which are waived or Portfolio expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

    The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1997.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $ 10   $ 30    $ 53    $ 117

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Chicago Asset Management Company (the "Adviser") is a registered investment adviser specializing in the active management of stocks, bonds and balanced portfolios for institutional, tax-exempt clients. Founded in 1983, the firm is a wholly-owned subsidiary of United Asset Management Corporation. The Adviser currently has over $2 billion in assets under management. (See "INVESTMENT AD-VISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,000. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices, interest rates and currency exchange rates by the use of derivatives including options and futures as well as options on futures. Such strategies are com-monly referred to as "derivatives" and involve the risk of imperfect correla-tion in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest up to 10% of its assets in foreign issuers, which may in-volve greater risks than investments in domestic securities, such as foreign currency risk; (3) The Portfolio may invest in repurchase agreements which en-tail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented for the Portfolio. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Financial Statements for the year ended April 30, 1997 have been audited by Price Waterhouse LLP whose unqualified opinion on those Financial Statements is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                    DECEMBER 16,
                                      1994***
                                         TO         YEAR ENDED     YEAR ENDED
                                   APRIL 30, 1995 APRIL 30, 1996 APRIL 30, 1997
                                   -------------- -------------- --------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................     $ 10.00        $  11.14       $ 13.67
                                      -------        --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income..........        0.05            0.19          0.18
  Net Realized and Unrealized
    Gain (Loss) on Investments...        1.13            2.86          0.30
                                      -------        --------       -------
    Total from Investment
      Operations.................        1.18            3.05          0.48
                                      -------        --------       -------
DISTRIBUTIONS
  Net Investment Income..........       (0.04)          (0.23)        (0.24)
  Net Realized Gain..............         --            (0.29)        (0.84)
                                      -------        --------       -------
    Total Distributions..........       (0.04)          (0.52)        (1.08)
                                      -------        --------       -------
NET ASSET VALUE, END OF PERIOD...     $ 11.14        $  13.67       $ 13.07
                                      =======        ========       =======
TOTAL RETURN+....................       11.81%**        28.00%         3.72%
                                      =======        ========       =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
  (thousands)....................     $   696        $    892       $13,804
Ratio of Expenses to Average Net
  Assets.........................        0.95%*          1.06%         0.95%
Ratio of Net Investment Income to
  Average Net Assets.............        1.54%*          1.51%         1.89%
Portfolio Turnover Rate..........           4%             33%           21%
Average Commission Rate#.........         N/A        $ 0.0600       $0.0574
Voluntarily Waived Fees and
  Expenses Assumed by the Adviser
  Per Share......................     $  0.58        $   1.50       $  0.60
Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................        0.95%*          0.95%         0.95%

-----------

  * Annualized.

 ** Not annualized.

*** Commencement of Operations

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks capital appreciation by investing primarily in the com-mon stock of large companies. The common stocks in which the Portfolio invests are generally ones which have performed poorly over the recent past but which may have the potential for better than average performance in the future. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  The Adviser focuses mainly on choosing individual stocks rather than trying to forecast the overall strength of the stock market. In particular, the Ad-viser seeks to invest in large, established quality companies whose stocks can be bought at attractive prices because of the market's misperceptions about the companies' value.

  As a contrarian, the Adviser seeks to invest by going against the consensus opinion on individual stocks. To discover the appropriate contrarian position, the Adviser stays in contact with stock market research analysts and takes their assumptions into account in determining whether stocks are undervalued or overvalued.

  The Portfolio will invest primarily in the common stock of large capitaliza-tion companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in se-curities convertible into common stock. There is no particular percentage of the Portfolio's assets to be invested in any one type of security, and it has the ability to purchase other securities that may produce capital appreciation such as non-convertible preferred stocks, rights and warrants to purchase com-mon stocks, and bonds. However, under normal circumstances, the Adviser antic-ipates no more than 5% of the Portfolio's total assets will be invested in in-vestment grade bonds which are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or if unrated, of equivalent quality in the Adviser's judgment. The Adviser also reserves the right to retain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the re-tention of securities is warranted. The Portfolio's SAI contains a detailed description of corporate bond ratings.

  The Portfolio seeks to outperform the market during most time periods, not by taking advantages of shifts in the overall direction of the market, but by identifying attractive stocks. The Portfolio will invest primarily in estab-lished, high-quality companies whose stock is selling at attractive prices due to short-term market misperceptions. Consistent with avoiding market timing is maintaining most individual common stock holdings in a somewhat equally weighted position in the

Portfolio. This is sometimes accomplished by rebalancing current holdings in response to a change in the market value of individual holdings over time. A portion of a holding which has become larger due to market value change may be sold. Conversely an additional purchase of shares of a current holding may be made if market value change has reduced the holding size in the total portfo-lio.

  The Adviser's investment style is categorized as large cap, bottom-up, val-ue-oriented and contrarian. Its investment philosophy and process is qualita-tive rather than quantitative, and its investment approach has four distin-guishing characteristics. First, it emphasizes large company stocks. Second, it employs a bottom-up approach which means that it will construct the Portfo-lio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they wanted to emphasize and then would look for stocks that fit those requirements.) Third, it is value-oriented. This means that it invests in stocks which are perceived to be priced below their true value because the market does not rec-ognize their potential. And fourth, it is contrarian in that it goes against the common consensus when it invests. To maintain an effective contrarian pos-ture, it closely monitors market opinion-makers, such as research analysts and commentators, and then evaluates the impact of their opinions on stock prices, in identifying securities which are perceived to be undervalued or overvalued. This results in active contrarian rebalancing of current holdings.

  The Adviser selects individual issues which offer a combination of some of the following characteristics:

    . they are out-of-favor among market analysts;

    . they are priced below the mid-point of their trading range over the past year;

    . the issuing companies have maintained sound financial credit qual-ity as measured by their balance sheets or they are expected to significantly improve;

    . they are large companies with market values over $1 billion;

    . they have reasonable (based on normalized expected earnings) price-to-earnings ratios; and

    . they pay or may become able to pay a dividend.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS AND REPURCHASE AGREEMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defen-sive position, it may not necessarily be pursuing its stated investment objec-tive.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. government ob-ligations, U.S. government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS
  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "Short-Term Investments." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to main-tain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain ad-ditional securities to ensure that the value is in compliance with the previ-ous sentence. The use of repurchase agreements involves certain risks. For ex-ample, a default by the seller of the agreement may cause the Portfolio to ex-perience a loss or delay in the liquidation of the collateral securing the re-purchase agreement. The Portfolio might also incur disposition costs in liqui-dating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party se-lection criteria and careful monitoring procedures. The Fund has received per-mission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. The Portfolio's contribution would determine its return from a joint repurchase agreement (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation.) The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic develop-ments which could affect U.S. investments in those countries.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. Prices realized from the sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures contracts, and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio's ability to use these strategies may be limited by market condi-tions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segre-gated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any securi-ty, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian Bank. The Portfolio may not invest more than 15% of its net assets in illiquid securi-ties and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transac-tions in options or futures contracts and related options is contained in the Portfolio's SAI.

  The Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denomi-nated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly referred to as derivatives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of its net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a hedging strategy for the Port-folio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in con-nection with such hedging strategies which may increase the Portfolio's ex-penses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions and the possible inability of the Portfolio to close out or to liquidate its hedged position.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors. All other investment limitations described here and in the SAI are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding shares of the Portfolio. If a percentage limitation on investment or utilization of as-sets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restric-tion.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value next deter-mined after an order is received by the Custodian (See "VALUATION OF SHARES.") The minimum initial investment required is $2,000. The minimum initial invest-ment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application, and mail it along with a check payable to UAM Funds to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will ac-cept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number and a wire control number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                        Ref: Portfolio Name__________
                         Your Account Name___________
                        Your Account Number___________
                        Wire Control Number___________

  . Forward a completed Application to the UAM Funds Service Center. Federal
    Funds purchases will be accepted only on days when the NYSE and the Cus-todian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the address above or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this Prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:
    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans and other organizations.

BY TELEPHONE
  In order to make a redemption request by telephone, you must:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liabili-ty, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s)

    . redemption where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of a request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE OF SHARES
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other Portfolio of the UAM Funds. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net cap-ital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that you are not currently subject to backup withholding or that you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Chicago Asset Management Company (the "Adviser") is a registered investment adviser formed in 1983. Its business offices are located at 70 West Madison Street, 56th Floor, Chicago, IL 60602. The Adviser is a wholly-owned subsidi-ary of United Asset Management Corporation ("UAM") and provides and offers in-vestment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and invest-ors. The Adviser currently has over $2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average daily net assets in the Portfolio for that month. The percent-age fee on an annual basis is 0.625%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with re-spect to the Fund, the Portfolio or any Class of Shares of the Portfolio. Pay-ments for such services may be made out of the paying entities revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The investment professionals at the Adviser responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

 Jon F. Holsteen,   President, CEO and Chief Investment Officer
 Education:         Lake Forest College, BA
 Experience:        Founded Chicago Asset Management Company in 1983.

 Kevin J. McGrath,  Senior Vice President and Senior Portfolio Manager --
                     Equities
 Education:         Regis College, BA
                    St. Thomas College, MBA
 Experience:        Joined Chicago Asset Management Company in 1991. Vice
                    President, Smith Barney, Harris Upham, Inc. 1985-1991.

 Donald G. Adams,   Vice-President
 Education:         College of DuPage, AD
 Experience:        Joined Chicago Asset Management Company in 1996. Vice
                    President, Zurich Insurance 1986-1996.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

   CHICAGO ASSET MANAGEMENT COMPANY -- EQUITY + CASH COMPOSITE RETURNS

               (Percentage Returns Net of Management Fees)

                                                             CHICAGO
                                                              ASSET
                                                            MANAGEMENT
                      CALENDAR YEARS                         COMPANY   S & P 500
                      --------------                        ---------- ---------
1985.......................................................    36.1%      32.0%
1986.......................................................    21.9%      18.4%
1987.......................................................     4.7%       5.2%
1988.......................................................    26.4%      16.8%
1989.......................................................    21.5%      31.6%
1990.......................................................   (8.1)%     (3.2)%
1991.......................................................    29.3%      30.6%
1992.......................................................    14.4%       7.6%
1993.......................................................    13.4%      10.1%
1994.......................................................     7.6%       1.3%
1995.......................................................    30.3%      37.6%
1996.......................................................    15.0%      23.0%
3 Months ended 3/31/97.....................................   (2.4)%       2.7%
Annualized through 3/31/97.................................    16.5%      16.7%
Cumulative through 3/31/97.................................   546.9%     566.1%
Twelve-Year Mean...........................................    17.7%      17.6%
Value of $1 invested during (1/1/85-3/31/97)...............  $  6.47    $  6.66

                       CHICAGO ASSET MANAGEMENT COMPANY
         EQUITY + CASH RETURNS FOR VARIOUS PERIODS ENDED 3/31/97
                 (Percentage Returns Net of Management Fees)

                     PERIODS ENDED 3/31/97                       ADVISER S&P 500
                     ---------------------                       ------- -------
One-year period.................................................   3.7%   19.8%
Three-year period (average annual)..............................  17.0%   22.3%
Five-year period (average annual)...............................  14.0%   16.4%
Ten-year period (average annual)................................  12.5%   13.4%

-----------

Notes:

1. The ANNUALIZED return is calculated from monthly data, allowing for com-pounding Market Value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and se-curities valued at current market prices.

2. The CUMULATIVE RETURN means that $1 invested in the account on January 1, 1985 had grown to $6.47 by March 31, 1997

3. The 12-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

5. The Adviser's average annual management fee over the period shown (1/1/85-3/31/97) was 0.40% or 40 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.25% to 1.00% (25 basis points to 100 basis points). Net returns to investors vary depending on the manage-ment fee.

6. The equity + cash composite includes every separate discretionary equity account as of 3/31/97. As of 3/31/97, this composite included all 39 eq-uity portfolios, including the equity + cash portions of balanced ac-counts, totaling $1.3 billion. Leverage has not been used in any portfo-lios included in this composite. A list of all composites of the Adviser is available upon request.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Bos-ton, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           -----
   Chicago Asset Management Value/Contrarian Portfolio.................... 0.06%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds' assets;

  0.11 of 1% of the next $800 million of combined UAM Funds' assets;

  0.07 of 1% of combined UAM Funds' assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds' assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensa-tion under the Distribution Agreement with respect to this Portfolio. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, UMBSC & Co. Interstate Brands Conservative Growth held of record 55.6% of the outstanding shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) the Portfolio. As a result, these persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter re-quiring the approval of shareholders of the Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Balanced Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Chicago Asset Management Company
  70 West Madison Street 56th Floor
  Chicago, IL 60602

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  FPA Crescent Portfolio

  Institutional
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Purchase of Shares.........................................................  15
Redemption of Shares.......................................................  18
Shareholder Services.......................................................  20
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  22
Investment Adviser.........................................................  23
Administrative Services....................................................  24
Distributor................................................................  25
General Information........................................................  25
UAM Funds -- Institutional Class Shares....................................  27

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios) each of which has different investment objectives and policies. The FPA Crescent Portfolio (the "Portfolio") offers two separate classes of shares: Institu-tional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Port-folio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospec-tus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its ob-jective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE SECURI-
  TIES  AND EXCHANGE COMMISSION  OR ANY  STATE SECURITIES COMMISSION  PASSED
   UPON THE ACCURACY OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO
    THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases....................................... NONE
   Sales Load Imposed on Reinvested Dividends............................ NONE
   Deferred Sales Load................................................... NONE
   Redemption Fees....................................................... NONE
   Exchange Fees......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees:............................................. 1.00%
   Administrative Fees:.................................................. 0.15%
   12b-1 Fees: (Including Shareholder Servicing Fees).................... NONE
   Other Expenses:....................................................... 0.39%
                                                                          ----
   Total Operating Expenses:............................................. 1.54%*
                                                                          ====

-----------

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.85% of average daily net assets until further notice.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses set forth above are based upon the Portfolio's operations during the fiscal year ended March 31, 1997, except that they have been restated to reflect current administrative fees.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $16     $49     $84     $183

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to In-stitutional Class Shares of the Portfolio, which shares are subject to differ-ent total fees and expenses than Service Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge fees to their customers who are beneficial owners of Institutional Class Shares in connection with their customer accounts. (See "OTHER PURCHASE INFORMATION.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $4.0 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"). (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBU-TIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Port-folio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "INVESTMENT POLICIES" section of this Prospectus.

                             FINANCIAL HIGHLIGHTS

  The following information has been audited by Tait, Weller & Baker, indepen-dent accountants, for the fiscal years ended 1994, 1995 and 1996, and by Price Waterhouse LLP for the fiscal year ended March 31, 1997. The unqualified re-port covering the year ended March 31, 1997 is incorporated herein and appears in the 1997 Annual Report to Shareholders. This information should be read in conjunction with the financial statements and accompanying notes which appear in the 1997 Annual Report. The Report is incorporated into the SAI. Further information about the Portfolio's performance is contained in its Annual Re-port, which may be obtained without charge by writing or calling the address or telephone number on the Prospectus cover page.

                                  JUNE 2, 1993+
                                       TO       YEAR ENDED YEAR ENDED YEAR ENDED
                                    MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,
                                      1994         1995       1996       1997
                                  ------------- ---------- ---------- ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................     $10.00       $10.96     $11.23    $ 12.67
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..........        .13          .21        .40        .31
 Net Realized and Unrealized
  Gain on Investments...........        .99          .77       2.29       2.16
                                     ------       ------     ------    -------
 Total From Investment
  Operations....................       1.12          .98       2.69       2.47
                                     ------       ------     ------    -------
LESS DISTRIBUTIONS
 Dividends from net investment
  income........................       (.10)        (.18)      (.37)      (.34)
 Distributions from net capital
  gains.........................       (.06)        (.53)      (.88)     (1.34)
                                     ------       ------     ------    -------
 Total distributions............       (.16)        (.71)     (1.25)     (1.68)
                                     ------       ------     ------    -------
NET ASSET VALUE, END OF PERIOD..     $10.96       $11.23     $12.67    $ 13.46
                                     ======       ======     ======    =======
TOTAL RETURN....................      11.40%**      9.35%     24.71%     20.61%
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD
 (MILLIONS).....................     $ 10.2       $ 16.0     $ 22.0    $  65.6
RATIO OF EXPENSES TO AVERAGE NET
 ASSETS:
 Before expense reimbursements..       1.86%*       1.65%      1.59%      1.60%
 After expense reimbursements...       1.85%*       1.65%      1.59%      1.57%
RATIO OF NET INVESTMENT INCOME
 TO AVERAGE NET ASSETS:
 Before expense reductions......       1.60%*       2.16%      3.35%      2.77%
 After expense reductions.......       1.61%*       2.16%      3.35%      2.80%
Portfolio Turnover Rate.........         89%         101%       100%        45%
Average Commission Rate#........        N/A          N/A        N/A    $0.0521

-----------

 * Annualized.

** Not Annualized.

 + Commencement of Operations.

 # For fiscal years ending on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

  EQUITY SECURITIES. The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and con-vertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

  .High return on capital

  .Solid balance sheet

  .Meaningful cash flow

  .Active share repurchase program

  .Insider buying

  .Superior management seeking to maximize shareholder value

  .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their earnings and pe-nalizing those which do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. When reacting to current economic or company information, in-vestors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to be-come underpriced or overpriced in the short-term thereby creating an excellent opportunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

  FIXED-INCOME OBLIGATIONS. Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while pre-serving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive interest rate strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income invest-ments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser may invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these investments pro-vide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investor Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

                           OTHER INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfo-lio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the SAI for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security (which may be of any maturity) and the seller agrees to repurchase that obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the sell-er's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could ex-perience both delays in liquidating the underlying security and losses in val-ue. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation and the most creditworthy registered securities dealers pursuant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securities dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates be-tween foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confisca-tory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Port-folio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities (or, as permit-ted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the SAI for further information regarding characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Bank, Federal Financing Bank, and Student Loan Marketing Associa-tion.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be in-curred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

  As noted above, payment of principal and interest on some mortgage related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discre-tionary authority of the U.S. Government to purchase the agency's obliga-tions). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage-related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. Generally, the annual portfolio turnover rate is not ex-pected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical turnover rates. High rates of portfolio turnover necessarily result in corre-spondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation.

  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers' acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "IN-VESTMENT COMPANIES.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. The Portfo-lio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to se-curities whose terms and indenture are available, and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward delivery transactions may be expected to occur a month or more before de-livery is due. "Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Mar-ket Portfolio, the investing Portfolio's adviser will waive its investment ad-visory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the SAI. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York

Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the or-der must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are respon-sible to their customers and the Fund for timely transmission of all subscrip-tion and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name ____________________
                          Your Account Number _____________________
                           Your Account Name _____________________
                          Wire Control Number _____________________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment secu-rities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

  . redemptions where the proceeds are to be sent to someplace other than the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date are valued neither exceeding the cur-rent ask prices nor less than the current bid prices. The prices for securi-ties denominated in a foreign currency are converted to U.S. dollars based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in June, with a supplemental distribution in December of any un-distributed capital gains earned during the 12 month period ended each Octo-ber. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of the tax status of dividends and capital gain distribu-tions received.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that the Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you.

Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

  First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Portfolio. Mr. Romick has 12 years of experience in the investment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was chairman of Crescent Management, an investment advisory firm he founded. Crescent Manage-ment served as the Portfolio's advisor until the firm was merged with the cur-rent Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $4.0 billion for six investment companies, including one closed-end in-vestment company, and more than 30 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to as-sume operating expenses to keep the Portfolio's Institutional Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.85% of aver-age daily net assets until further notice. To the extent the Adviser performs a service for which the Portfolio is obligated to pay, the Portfolio shall re-imburse the Adviser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at their own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the SAI, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Institutional Class Shares of-fered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Charles Schwab & Co., Inc. held of record 39.8% of the outstanding shares of the FPA Crescent Portfolio Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or or-ganizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfo-lio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the ap-proval of shareholders of such Portfolio.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting UAMFSI at the telephone num-ber or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES


Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
IRC Enhanced Index Portfolio
Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee U.S. Government Portfolio
McKee Small Cap Equity Portfolio
MJI International Equity Portfolio
Newbold's Equity Portfolio
NWQ Balanced Portfolio
NWQ Value Equity Portfolio
Rice, Hall James Small Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio
Sirach Equity Portfolio
Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio
SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio
Sterling Partners' Small Cap Value Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio
TS&W Balanced Portfolio

  UAM FUNDS SERVICE CENTER
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  INVESTMENT ADVISER
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064

  DISTRIBUTOR

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS

                      JULY 10, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  FPA Crescent
  Portfolio

  Institutional Service
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Purchase of Shares.........................................................  15
Redemption of Shares.......................................................  18
Service and Distribution Plans.............................................  20
Shareholder Services.......................................................  22
Valuation of Shares........................................................  23
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Administrative Services....................................................  26
Distributor................................................................  27
General Information........................................................  27
UAM Funds -- Service Class Shares..........................................  30

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                            FPA CRESCENT PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
               INVESTMENT ADVISER: FIRST PACIFIC ADVISORS, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as Portfolios) each of which has different investment objectives and policies. The FPA Crescent Portfolio (the "Portfolio") offers two separate classes of shares: Institu-tional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Port-folio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. The secu-rities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by First Pacific Advisors, Inc.

  FPA CRESCENT PORTFOLIO. The FPA Crescent Portfolio's investment objective is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable risk. The Portfolio seeks to achieve its ob-jective by investing primarily in equity securities (common and preferred stocks) and fixed income obligations.

  There can be no assurance that the Portfolio will achieve its objective.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees ............................................ 1.00%
   Administrative Fees ................................................. 0.15%
   12b-1 Fees (Including Shareholder Servicing Fees)*................... 0.25%
   Other Expenses....................................................... 0.39%
                                                                         ----
   Total Operating Expenses ............................................ 1.79%**
                                                                         ====

-----------

* See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permit-ted by rules of the National Association of Securities Dealers, Inc.

** The Adviser has voluntarily agreed to waive all or a portion of its advi-sory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from ex-ceeding 2.10% of average daily net assets until further notice.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended March 31, 1997, except that they have been restated to re-flect current administrative fees.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $18     $56     $97     $211

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

  The information set forth in the above table and example relates only to Service Class Shares of the Portfolio, which shares are subject to different total fees and expenses than Institutional Class Shares. Broker-dealers or other financial intermediaries ("Service Agents") may charge other fees to their customers who are beneficial owners of Service Class Shares in connec-tion with their customer accounts. (See "SERVICE AND DISTRIBUTION PLANS.")

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  First Pacific Advisors, Inc. (the "Adviser") acts as the Portfolio's Adviser and has its origins dating back to 1954. It currently has over $4.0 billion in assets under management. The Adviser is an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"). (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $1,000. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income in the form of dividends in June and December. Any realized net capital gains will also be distributed annually or more often. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBU-TIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  Prospective investors should understand that the Portfolio's performance will be affected by a variety of factors since it invests in both stocks and fixed-income securities. The value of the Portfolio's investments will vary from day to day, generally reflecting global market, economic and political developments; conditions in global and national markets; changes in currency exchange rates; factors affecting individual stocks in the Portfolio; and shifts in interest rates.

  . The Portfolio may invest significantly in lower rated fixed-income secu-rities, which typically offer higher coupon interest rates than invest-ment grade securities, but also involve greater risks of default and market volatility. Such securities are sometimes referred to as "junk bonds" and are considered speculative by rating agencies.

  . The Portfolio may engage in short sales of securities, which involve the risk of loss if the securities increase in price between when the Port-folio sells them short and repurchases them.

  . The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction.

  . The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially.

  . The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio.

  . The Portfolio may engage in various hedging, currency and related strat-egies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. These strategies involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. These transactions are also subject to the risk factors associ-ated with foreign investments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time.

  . The Portfolio may enter into interest rate hedging strategies commonly referred to as derivatives which, if employed incorrectly, may adversely affect the Portfolio.

  Further information about each of the above risk factors and others is con-tained in the "INVESTMENT POLICIES" section of this Prospectus.

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio. The table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 An-nual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                                               JANUARY 24, 1997+
                                                                      TO
                                                                MARCH 31, 1997
                                                               -----------------
NET ASSET VALUE, BEGINNING OF PERIOD..........................      $ 13.12
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income........................................         0.03
 Net Realized and Unrealized Gain on Investments..............         0.28
                                                                    -------
  Total from Investment Operations............................         0.31
                                                                    -------
DISTRIBUTIONS:
 Net Investment Income........................................           --
 Net Realized Gain............................................           --
                                                                    -------
  Total Distributions.........................................           --
                                                                    -------
NET ASSET VALUE, END OF PERIOD................................      $ 13.43
                                                                    =======
TOTAL RETURN..................................................         2.36%**
                                                                    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).........................      $    32
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
 Before Expense Reductions....................................         1.85%*
 After Expense Reductions.....................................         1.85%*
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
 Before Expense Reductions....................................         2.56%*
 After Expense Reductions.....................................         2.56%*
Portfolio Turnover Rate.......................................           45%
Average Commission Rate Paid#.................................      $0.0521

-----------

 * Annualized.

**  Not Annualized.

 + Commencement of Operations.

 # For fiscal years ending on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

                             INVESTMENT OBJECTIVE

  The investment objective of the Portfolio is to provide, through a combina-tion of income and capital appreciation, a total return consistent with rea-sonable investment risk. The Portfolio seeks to achieve its objective by in-vesting in a combination of equity securities and fixed income obligations. There is, of course, no assurance that the Portfolio's objective will be achieved. Because prices of common stocks and fixed-income securities fluctu-ate, the value of an investment in the Portfolio will vary, as the market value of its investment portfolio changes.

  The Portfolio actively seeks value in all parts of a company's capital structure, including common and preferred stocks, as well as corporate and convertible bonds. The Portfolio will typically have between 50% and 70% of its total assets invested in equity securities with the balance comprised of fixed-income securities and cash and equivalents.

                              INVESTMENT POLICIES

  EQUITY SECURITIES. The Adviser utilizes a contrarian investment style, which often leads the Adviser to invest in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and con-vertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value.

  The Adviser selects equity securities for the Portfolio which it believes offer superior investment value. The Adviser deems the following important in its stock selection process:

    .High return on capital

    .Solid balance sheet

    .Meaningful cash flow

    .Active share repurchase program

    .Insider buying

    .Superior management seeking to maximize shareholder value

    .Projected earnings growth exceeding the stock market average

  In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their earnings and pe-nalizing those which do not. The Adviser's investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. When reacting to current economic or company information, in-vestors frequently make purchase or sale decisions hastily. These decisions could cause a particular security, industry group or the entire market to be-come underpriced or overpriced in the short-term thereby creating an excellent opportunity to either buy or sell.

  This contrarian style leads to those investments that offer absolute value, rather than relative value. Absolute value is an investment that trades at substantial discount to private market value, rather than one that might ap-pear inexpensive based on a discount to its peer group or the market average. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management and high normal-ized return on capital. A company purchased might not look inexpensive, con-sidering current earnings and return on capital; however, this may reflect such conditions as a weak economy, an increase in their raw material costs, poor management, or any number of other temporary considerations. The price drops caused by such developments can and often do provide buying opportuni-ties.

  Intensive research identifies these opportunities. The process includes looking for ideas by reviewing stock price or industry group under-perfor-mance, insider purchases, management changes and corporate spin-offs. Funda-mental analysis is the foundation of the Adviser's investment approach. Re-searching a prospective investment involves communicating directly with com-pany management, suppliers, and customers, better defining future potential, financial strength and the company's competitive position. Fundamental analy-sis provides a thorough view of financial and business characteristics, al-lowing for the determination of absolute value.

  In addition to common stocks, equity securities purchased for the Portfolio may include preferred stocks, convertible preferred stocks and warrants.

  FIXED-INCOME OBLIGATIONS. Through fixed-income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while pre-serving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive interest rate strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed-income invest-ments less than or equal to ten years.

  The Adviser's approach is to invest in U.S. Treasury obligations, U.S. Gov-ernment Agency and mortgage-backed securities, and corporate and convertible bonds. The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a contin-uous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed-income securities not only broadens the universe of opportunities, but offers additional diversifi-cation and can help lower portfolio volatility.

  The Adviser may invest in corporate bonds with yields substantially higher than those of government securities. Opportunities frequently present them-selves in parts of the capital structure of a company beyond common and pre-ferred stock, including convertible and high yield bonds. Generally, these investments pro-vide a return in excess of government securities and can provide potential for capital appreciation. Historic returns for high yield bonds have been greater than government securities. The Adviser's analysis includes studying interest expense coverage, business value/debt coverage and current business trends.

  The Portfolio may purchase investment grade corporate debt securities. Secu-rities rated BBB by Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's") are investment grade, but Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for high-er-rated debt securities.

                           OTHER INVESTMENT POLICIES

  LOWER RATED SECURITIES. The Portfolio may invest in debt securities that are rated below investment grade, but will limit that investment to no more than 30% of its total assets. Such securities, sometimes referred to as "junk bonds," typically carry higher coupon rates than investment grade securities but also involve higher risks and are described as speculative by both Moody's and S&P. They may be subject to greater market price fluctuations, less li-quidity, and greater risk of income or principal, including a greater possi-bility of default or bankruptcy of the issuer of such securities, than are more highly rated debt securities. Lower rated fixed income securities also are likely to be more sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfo-lio's ability to sell such securities at fair value in response to changes in the economy or financial markets.

  The Adviser seeks to reduce the risk associated with investing in such secu-rities by limiting the Portfolio's holdings in such securities and by the depth of its own credit analysis. In selecting below investment grade securi-ties, the Adviser seeks securities in companies with improving cash flows and balance sheet prospects, whose credit ratings the Adviser views as likely to be upgraded. The Adviser believes that such securities can produce returns similar to equities, but with less risk. See the SAI for further discussion of lower rated securities.

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements in order to earn additional income on available cash, or as a defensive invest-ment in periods when the Fund is primarily in short-term maturities. A repur-chase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a security (which may be of any maturity) and the seller agrees to repurchase that obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Portfolio engages will require full collateralization of the seller's obliga-tion during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Portfolio could experience both delays in liquidating the underlying security and losses in value. However, the Portfolio intends to enter into repurchase agreements only with banks with assets of $500 million or more that are insured by the Federal Deposit Insur-ance Corporation and the most creditworthy registered securities dealers pur-suant to procedures adopted and regularly reviewed by the Fund's Board of Trustees. The Adviser monitors the creditworthiness of the banks and securi-ties dealers with whom the Portfolio engages in repurchase transactions. The Fund has received permission from the SEC to pool daily uninvested cash bal-ances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint re-purchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement.

  ILLIQUID AND RESTRICTED SECURITIES. The Portfolio may not invest more than 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities the disposition of which would be subject to legal restrictions (so-called "restricted securi-ties"); and (iii) repurchase agreements having more than seven days to maturi-ty. A considerable period of time may elapse between the Portfolio's decision to dispose of such securities and the time when the Portfolio is able to dis-pose of them, during which time the value of the securities could decline. Re-stricted securities do not include those which meet the requirements of Secu-rities Act Rule 144A and which the Trustees have determined to be liquid based on the applicable trading markets.

  FOREIGN SECURITIES. The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. The Adviser usually buys securities of larger foreign companies that have well recognized franchises and are selling at a discount to the securities of similar domestic businesses.

  There may be less publicly available information about these issuers than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates be-tween foreign currencies and the U.S. dollar, as well as other political and economic developments, including the possibility of expropriation, confisca-tory taxation, exchange controls or other foreign governmental restrictions. The Portfolio may also invest without limit in securities of foreign issuers which are listed on a domestic national securities exchange.

  SHORT SALES. The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities

"borrowed" from a broker. The Portfolio is then obligated to replace the secu-rity borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is re-quired to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay a fee which would increase the cost of the security sold. The pro-ceeds of the short sale will be retained by the broker, to the extent neces-sary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the se-curities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated account at such a level that
(1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and
(2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any in-terest the Portfolio may be required to pay in connection with the short sale. The dollar amount of short sales at any one time (not including short sales against the box) may not exceed 25% of the net assets of the Portfolio.

  A short sale is "against-the-box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities con-vertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

  OPTIONS AND FUTURES. The Portfolio may purchase and write call and put op-tions on securities, securities indexes and on foreign currencies, and enter into futures contracts and use options on futures contracts. The Portfolio may use these techniques to hedge against changes in interest rates, foreign cur-rency exchange rates or securities prices or as part of its overall investment strategies. The Portfolio is subject to regulatory limitations on the use of such techniques and is required to maintain segregated accounts consisting of cash or liquid securities, (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

  The Portfolio may buy or sell interest rate futures contracts, options on interest rate futures contracts and options on debt securities for the purpose of hedging against changes in the value of securities which the Fund owns or anticipates purchasing due to anticipated changes in interest rates. The Port-folio also may engage in currency exchange transactions by means of buying or selling foreign currency on a spot basis, entering into foreign currency for-ward contracts, and buying and selling foreign currency options, futures and options on futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies.

  See the SAI for further information regarding characteristics of and risks involved in the use of these instruments.

  U.S. GOVERNMENT SECURITIES. The Portfolio may invest in U.S. Government se-curities. U.S. Government securities include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal National Mortgage As-sociation ("FNMA"), Government National Mortgage Association ("GNMA"), Federal Home Loan Bank, Federal Financing Bank, and Student Loan Marketing Associa-tion.

  All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as the Federal Home Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securi-ties issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securi-ties are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obli-gation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its com-mitment.

  MORTGAGE-RELATED SECURITIES. Mortgage pass-through securities are securities representing interests in pools of mortgages in which payments of both inter-est and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the pre-mium would be lost.

  As noted above, payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA), by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discre-tionary authority of the U.S. Government to purchase the agency's obliga-tions). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage in-surance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized mortgage obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through secu-rities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been re-tired. Other mortgage-related securities include those that directly or indi-rectly represent a participation in or are secured by and payable from mort-gage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest.

  PORTFOLIO TURNOVER. Generally, the annual rate of portfolio turnover is not expected to exceed 100%. In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Portfolio's objective. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates. High rates of portfolio turnover necessarily result in correspondingly heavier brokerage and portfolio trading costs which are paid by the Portfolio. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the ex-tent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purpos-es. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more informa-tion on taxation.

  SHORT-TERM INVESTMENTS. In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market in-struments including certificates of deposit, bankers' acceptances, time depos-its, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and other tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes. (See "IN-VESTMENT COMPANIES.")

  WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES. The Portfo-lio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to se-curities whose terms and indenture are available, and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward delivery transactions may be expected to occur a month or more before de-livery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of the purchase commitments un-til payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

  Securities purchased on a when-issued basis may decline or appreciate in market value prior to their actual delivery to the Portfolio.

  LENDING OF PORTFOLIO SECURITIES. The Portfolio may lend its investment secu-rities to qualified institutional investors as a means of earning income. The Portfolio will not loan portfolio securities to the extent that greater than one-third of its assets at fair market value, would be committed to loans. By lending its investment securities, the Portfolio attempts to increase its in-come through the receipt of interest on the loan. Any gain or loss in the mar-ket price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. All relevant facts and circum-stances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securi-ties, subject to review by the Fund's Board of Trustees.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by the investment company's Board of Trustees. The Portfolio will continue to retain any voting rights with respect to the loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

  INVESTMENT COMPANIES. As permitted by the 1940 Act, the Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment com-panies. No more than 5% of the investing Portfolio's total assets may be in-vested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfo-lio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received an Order from the SEC, which permits each of its Port-folios to invest the greater of 5% of its total assets or $2.5 million in the UAM Funds' DSI Money Market Portfolio for cash management purposes provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Mar-ket Portfolio, the investing Portfolio's adviser will waive its investment ad-visory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  The Portfolio has adopted certain investment restrictions, which are de-scribed fully in the SAI. Like the Portfolio's investment objective, several of these restrictions are fundamental and may be changed only by a majority vote of the Portfolio's outstanding shares.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $1,000. Certain exceptions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses, may in the future bear distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Dis-tribution Plan pursuant to which the distribution fee may be paid. The two classes have different exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servic-ing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and re-demption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and condi-tions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the fol-lowing business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, in-vestment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL

  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the lim-its described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the share-holder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of a Portfolio's net assets. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-deal-ers, other financial institutions, sales representatives or other third par-ties who render promotional and distribution services, for items such as ad-vertising expenses, selling expenses, commissions or travel reasonably in-tended to result in sales of Service Class Shares and for the printing of pro-spectuses sent to prospective purchasers of Service Class Shares of the Port-folio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its reve-nues, its profits or any other source available to it. Such service arrange-ments, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated companies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date are valued neither exceeding the cur-rent ask prices nor less than the current bid prices. The prices for securi-ties denominated in a foreign currency are converted to U.S. dollars based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service and distribution fees and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. To receive an Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in dividends in June and Decem-ber. If any net capital gains are realized, the Portfolio will normally dis-tribute them in June, with a supplemental distribution in December of any un-distributed capital gains earned during the 12 month period ended each Octo-ber. All dividends and capital gains distributions will be automatically rein-vested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends and distributions. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a port-folio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of the tax status of dividends and capital gain distribu-tions received.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that the Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  First Pacific Advisors, Inc., located at 11400 West Olympic Blvd., Suite 1200, Los Angeles, CA 90064, acts as the Portfolio's Adviser; Mr. Steven Romick is responsible for management of the Portfolio. Mr. Romick has 12 years of experience in the investment management business. He is currently a Senior Vice President of the Adviser. From 1990-1996, Mr. Romick was Chairman of Crescent Management, an investment advisory firm he founded. Crescent Manage-ment served as the Portfolio's adviser until the firm was merged with the cur-rent Adviser.

  Under an Investment Advisory Agreement dated as of September 30, 1996, the Adviser provides the Portfolio with advice on buying and selling securities, manages the investments of the Portfolio, furnishes the Portfolio with office space and certain administrative services, and provides most of the personnel needed by the Portfolio. As compensation, the Portfolio pays the Adviser a monthly management fee (accrued daily) based upon the average daily net assets of the Portfolio at the rate of 1.00% annually.

  The Adviser, together with its predecessors, has been in the investment ad-visory business since 1954. Presently, the Adviser manages assets of approxi-mately $4.0 billion for six investment companies, including one closed-end in-vestment company, and more than 30 institutional accounts. The Adviser is an indirect wholly-owned subsidiary of UAM, a NYSE-listed holding company princi-pally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms.

  The Portfolio is responsible for its own operating expenses. The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to as-sume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and extraordinary expenses), af-ter the effect of expense offsets, from exceeding 2.10% of average daily net assets until further notice. To the extent the Adviser performs a service for which the Portfolio is obligated to pay, the Portfolio shall reimburse the Ad-viser for its costs incurred in rendering such service.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of its affiliates, may, at their own expense, compensate a Service Agent or other person for mar-keting, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfo-lio. The person making such payments may do so out of its revenues, its prof-its or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services its pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The Adviser considers a number of factors in determining which brokers or dealers to use for the Fund's portfolio transactions. While these are more fully discussed in the SAI, the factors include, but are not limited to, the reasonableness of commissions, quality of services and execution, and the availability of research which the Adviser may lawfully and appropriately use in its investment management and advisory capacities. Provided the Portfolio receives prompt execution at competitive prices, the Adviser may also consider the sale of Portfolio shares as a factor in selecting broker-dealers for the Fund's portfolio transactions.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                         RATE
                                                                         ----
   FPA Crescent Portfolio............................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;
  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus except as described under "Service and Distribution Plans." The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its pro-spectuses, its SAIs and its reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Charles Schwab & Co. held of record 39.8% of the out-standing shares of the Portfolio's Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to distribution. Service Class shares have exclusive voting rights for matters relating to such distribution expenditures. Information about the Institu-tional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN

  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS

  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

  BHM&S Total Return Bond Portfolio
  FPA Crescent Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Sirach Growth Portfolio
  Sirach Special Equity Portfolio
  Sirach Equity Portfolio
  Sirach Strategic Balanced Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  First Pacific Advisors, Inc.
  11400 West Olympic Boulevard
  Suite 1200
  Los Angeles, CA 90064

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street

  Boston, MA 02110





  PROSPECTUS

  July 10, 1997

LOGO


Hanson Equity Portfolio


Institutional
Class Shares




                              July 10, 1997

                              P R O S P E C T U S

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----

FUND EXPENSES ........................................................   1

PROSPECTUS SUMMARY ...................................................   2

RISK FACTORS .........................................................   3

INVESTMENT OBJECTIVE .................................................   3

INVESTMENT POLICIES ..................................................   3

OTHER INVESTMENT POLICIES ............................................   4

PURCHASE OF SHARES ...................................................   8

SHAREHOLDER SERVICES .................................................  13

VALUATION OF SHARES ..................................................  14

PERFORMANCE CALCULATIONS .............................................  14

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES .....................  15

INVESTMENT ADVISER ...................................................  16

ADVISER'S HISTORICAL PERFORMANCE .....................................  18

ADMINISTRATIVE SERVICES ..............................................  20

DISTRIBUTOR ..........................................................  21

GENERAL INFORMATION ..................................................  22

UAM FUNDS -- INSTITUTIONAL CLASS SHARES ..............................  24


                                      LOGO

                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                        Boston, Massachusetts 02208-2798
                                 1-800-638-7983

                            HANSON EQUITY PORTFOLIO

                           Institutional Class Shares

            Investment Adviser: Hanson Investment Management Company


                         PROSPECTUS --  July 10, 1997

          Hanson Equity Portfolio is one of a series of investment portfolios available through UAM Funds Trust ("UAM Funds"), an open-end investment company known as a "mutual fund." Each of the Portfolios that make up the Fund have different investment objectives and policies. Hanson Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Hanson Investment Management Company.

          Hanson Equity Portfolio.   The Hanson Equity Portfolio (the
"Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations.

          There can be no assurance that the Portfolio will achieve its stated objective.


          Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Securities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.


            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                 SECURITIES COMMISSION, NOR HAS THE SECURITIES
                 AND EXCHANGE COMMISSION OR A STATE SECURITIES
                    COMMISSION PASSED UPON THE ACCURACY OF
                    THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

     The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")


                Shareholder Transaction Expenses
     Sales Load Imposed on Purchases ..............   NONE
     Sales Load Imposed on Reinvested Dividends ...   NONE
     Deferred Sales Load ..........................   NONE
     Redemption Fees ..............................   NONE
     Exchange Fees ................................   NONE


            Estimated Annual Fund Operating Expenses
             (As a Percentage of Average Net Assets)

     Investment Advisory Fees......................    0.70%
     Administrative Fees...........................    0.24%
     12b-1 Fees....................................    NONE
     Other Expenses................................    0.38%
                                                       ----
     Total Operating Expenses                          1.32%
                                                       ====


     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's Institutional Class Shares' total annual operating expenses from exceeding 2.50% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Portfolio for a given fiscal year.

     The table above shows various fees and expenses an investor would bear directly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily assets will be $20 million.

     The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                              1 year    3 years
                                                              ------    -------
     Expenses  ................................................. $13        $42

     This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than those shown above.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

     Hanson Investment Management Company (the "Adviser") is a registered investment adviser. Founded in 1973, the firm currently has over $1.1 billion in assets under management. The firm is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES


     Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corporation, to investors at net asset value without a sales commission. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500 The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

     The Portfolio will normally distribute substantially all of its net investment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

     Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES


     UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing administration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

     The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio's performance may depend on the ability of the Adviser who has substantial experience as an investment adviser but limited experience as an adviser to a mutual fund.

                             INVESTMENT OBJECTIVE

     The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of equity securities, primarily the common stock of large, U.S.-based companies with outstanding financial characteristics and strong growth prospects that can be purchased at reasonable valuations. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

     In seeking its investment objective, the Portfolio will, under normal circumstances, invest at least 80% of its total assets in equity securities, primarily the common stock of large capitalization, U.S.-based companies. Large capitalization companies are defined as those companies with market capitalizations greater than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, rights and warrants. The Portfolio may also invest in short-term investments, convertible preferred stock and convertible bonds.

     Under unusual circumstances, when the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. (See "SHORT-TERM INVESTMENTS" and "REPURCHASE AGREEMENTS.") When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

     The basis of the Adviser's investment philosophy is to "buy the company, not the stock." The Adviser believes that superior long-term results can be achieved by investing in a select number of well-managed companies that have clear business plans, specific financial goals, above-average earnings and dividend growth rates, and whose shares can be purchased at reasonable valuations. The Adviser's stock selection process is a bottom-up approach which means that it will construct the Portfolio by focusing on individual stocks rather than industry groups or sectors. (Top-down investors would first decide which industries or sectors they want to emphasize and then would look for stocks that fit those requirements.) In determining a suitable equity investment, the Adviser evaluates a prospective company using the following process:

1.   The Adviser asks three questions:
     .      Does the Adviser understand the company's business?
     .      Is the company's management shareholder-conscious?
     .      Is the company's long-term outlook favorable?

2. The Adviser subjects the company to a screen designed to select companies with the following characteristics:
     .      reasonable price-to-earnings ratio
     .      above-average total return potential
     .      leader in its industry
     .      highly profitable
     .      financially strong

3. Finally, the potential investment is put through an intensive review by the Investment Committee before it is added to the Portfolio.

     The Adviser sells equity investments when: (a) the company fails to meet the Adviser's investment criteria; (b) a more attractive investment is found; or
(c) the company's share price rises to a level that cannot be justified.

                           OTHER INVESTMENT POLICIES

     Under normal circumstances, the Portfolio may invest up to 20% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS

     In order to earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including certificates of deposit, bankers' acceptances, time deposits, U.S. Government obligations, U.S. Government agency securities, short-term corporate debt securities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, determined by the Adviser to be of comparable quality.

     Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

     The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's

Portfolios, as well as cash for investment purposes, into one or more joint accounts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these investments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

     The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS


     The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' acceptances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is subject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

     An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT
SECURITIES


     The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

     The Portfolio may engage in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER

     Portfolio turnover is not anticipated to exceed 60%. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES

     The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

     The Fund has received permission from the SEC to allow each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and restrictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

RESTRICTED SECURITIES

     The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in illiquid securities. Prices realized from sales of these securities could be more or less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS

     The Portfolio intends to invest primarily in U.S.-based companies. In addition, the Portfolio may purchase shares of foreign based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADR's may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. (See "Foreign Securities" in the SAI.)

INVESTMENT LIMITATIONS

     The Portfolio will not:

     (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities);

     (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     (c) invest more than 5% of its assets at the time of purchase in the securities of companies that have (with predecessors) a continuous operating history of less than 3 years;

     (d) invest more than 25% of its assets in companies within a single industry; however, there are no limitations on investments made in instruments issued or guaranteed by the U.S. Government and its agencies;

     (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

     (f) (i) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

     (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

     The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

     Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be made by the officers of the Fund.

     Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

     Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

     BY MAIL

     . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:

                                UAM Funds Trust
                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

     Payment for purchases of shares received by mail will be credited to an account at the next share price calculated for the Portfolio after receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

     BY WIRE

     . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer identification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

     .    instruct your bank to wire the specified amount to the Fund's
          Custodian:

                            The Chase Manhattan Bank
                                 ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                     Ref: Portfolio Name __________________
                     Your Account Number __________________
                      Your Account Name __________________
                     Wire Control Number __________________

     . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

     Additional investments can be made at any time. The minimum additional investment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

     Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

     If accepted by the Fund, shares of the Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

     The Fund will not accept securities in exchange for shares of the Portfolio unless:

     . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

     . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

     . the value of any such securities (except U.S. Government securities) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

     Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

REDEMPTION OF SHARES

     Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL

     Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

     .    share certificates, if issued;

     . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

     .    any required signature guarantees (see "SIGNATURE GUARANTEES"); and

     . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE

     A redemption request by telephone requires the following:

     . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

     . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

     The following tasks cannot be accomplished by telephone:

     . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

     .    redemption of certificated shares by telephone.

     The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The

Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

     Signature guarantees are required for the following redemptions:

     . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

     . redemptions where the proceeds are to be sent to someplace other than the registered address; or

     .    share transfer requests.

     Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION

     Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

     If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                         SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

     Any exchange will be based on the net asset value of the shares involved.

There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m.
(ET) will be processed as of the close of business on the same day. Requests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                         VALUATION OF SHARES

     The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares outstanding. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

     Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

     The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                         PERFORMANCE CALCULATIONS

     The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

     Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

     The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

     The Portfolio's Annual Report to Shareholders for the most recent fiscal year end will contain additional performance information that includes comparisons with appropriate indices. The Annual Report will be available without charge. Contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Portfolio will normally distribute substantially all of its net investment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES

     The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

     Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

     Dividends declared in October, November and December to shareholders of record in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, provided that the dividends are paid in January of the following year.

     The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

     Dividends and interest received by the Portfolio may give rise to withholding and other taxes imposed by foreign countries. These taxes reduce the Portfolio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER

     Hanson Investment Management Company (the "Adviser") is a registered investment adviser formed in 1973. Its business offices are located at 4000 Civic Center Drive, Suite 200, San Rafael, CA 94903. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $1.1 billion in assets under management.

     The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.70%.

     The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

     The Distributor, the Adviser and certain of their other affiliates also participate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

     The investment professionals at the Adviser who comprise the Investment Committee and who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

     Charles H. Raven, Principal, President and Chief Investment Officer. Charles H. Raven joined Hanson Investment Management Company in 1983 as a principal of the firm. Prior to joining the firm, Mr. Raven was a senior portfolio manager for McCullough & Andrews and before that was Vice President, Investments at Lionel D. Edie & Company where he worked for fourteen years. Previously, he worked in commercial banking with Bank of America. He received a BA from Stanford University and an MBA from Harvard Business School.

     Anthony P. Wilson, Principal, Director of Marketing & Client Service. Anthony P. Wilson joined Hanson Investment Management in 1995 as a principal of the firm. Over the past 25 years Mr. Wilson has held several senior management positions. Most recently he was Chief Financial Officer for The Lawrenceville School managing their Endowment Fund. Mr. Wilson also served as the senior US representative for J.P. Morgan's $11 billion international securities management division, and as Vice President and Managing Director in the Asset Management Group at A.G. Becker Paribas. Mr. Wilson received a BA from the University of Colorado and a MA from Northwestern University.

     David E. Post, Principal, Portfolio Manager.    David E. Post joined Hanson
Investment Management Company in 1994 as a portfolio manager. In 1983, Mr. Post founded CSI Capital Management, where he directed the investment of all managed assets. Previously, he served as president of HS Partners, Inc. He began his career at Merrill Lynch, Pierce, Fenner & Smith. Mr. Post received a BA from the University of California, Berkeley.

     Steven E. Cutcliffe, Principal, Portfolio Manager.   Steven E. Cutcliffe
joined Hanson Investment Management Company in 1991 as an assistant portfolio manager. In 1993, he was promoted to portfolio manager. Previously, Mr. Cutcliffe was Vice President, Corporate Finance for McGinn, Smith & Company and before that worked for Manufacturers Hanover Trust Company. He received an AB from Dartmouth College and an MBA from Amos Tuck School.

     Edward J. Lorain, Director of Research.   Edward J. Lorain joined Hanson
Investment Management Company in 1984 as an equity research analyst. Mr. Lorain has consistently served the research needs of the firm and, in 1995, was promoted to Director of Research. Prior to joining Hanson, Mr. Lorain was a financial consultant for Dean Witter Reynolds, Inc. He received a BS from the University of California, Davis.

     Lisa M. Collins, Vice President, Trading.   Lisa M. Collins joined Hanson
Investment Management Company in 1986 as a portfolio administrator. She worked as a portfolio administrator and office manager prior to taking over the trading area in 1987. In 1993, Ms. Collins was named Vice President and continues to manage trading for the firm. Before joining Hanson Investment Management Company, she worked as a research assistant at Paine Webber, Inc. Previously, Ms. Collins worked as a portfolio administrator at Alliance Capital Management Co. and, before that, with

Birr Wilson & Co. She received a BA from California Polytechnic University.

     Stephen F. Rosenthal, CFA, Research Analyst.   Stephen F. Rosenthal joined
Hanson Investment Management Company in 1995 as a research analyst. Prior to joining Hanson, Mr. Rosenthal also was a Captain in the Marine Corps from 1983 to 1990, where he piloted Marine Attack Helicopters as a Naval Aviator. He received a BS from the University of Santa Clara and an MBA from the University of Southern California.

                         ADVISER'S HISTORICAL PERFORMANCE

     Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

             Hanson Investment Management Company Composite Returns
                     For Individual Years Ended December 31
                  (Percentage Returns Net of Management Fees)

                               Chicago Asset
                                Management
       Calendar Years             Company      S & P 500
       --------------          --------------  ----------
1979.........................          17.8 %      18.6 %
1980.........................          24.8 %      32.4 %
1981.........................          11.4 %      (5.3)%
1982.........................          26.8 %      21.4 %
1983.........................          26.9 %      22.6 %
1984.........................           7.7 %       6.3 %
1985.........................          33.0 %      31.7 %
1986.........................          18.8 %      18.7 %
1987.........................          (1.0)%       5.3 %
1988.........................          24.1 %      16.6 %
1989.........................          28.5 %      31.7 %
1990.........................           0.3 %      (3.1)%
1991.........................          33.8 %      30.4 %
1992.........................           9.0 %       7.7 %
1993.........................           1.6 %      10.1 %
1994.........................          (4.5)%       1.2 %
1995.........................          34.0 %      37.8 %
9 Months ended 9/30/96                 18.0 %      13.4 %
Annualized...................          16.9 %      16.1 %
Cumulative...................       1,488.4 %   1,308.8 %
Eighteen-Year Mean
 (1/1/79 - 12/31/96).........          17.2 %      16.7 %
Value of $1 invested during
 (1/1/79-9/30/96)............        $15.88      $14.09

     Notes:
     1. The annualized return is calculated from monthly data, allowing for compounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.
     2. The cumulative return means that $1 invested in the composite account on January 1, 1979 had grown to $15.88 by September 30, 1996.
     3. The 17-year mean is the arithmetic average of the annual returns for the calendar years listed.
     4. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.
     5. The Adviser's average annual management fee over the period shown (1/1/79-9/30/96) was 0.40% or 40 basis points. During the period, fees on the Adviser's individual accounts ranged from 0.32% to 1.00% (32 basis points to 100 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

     UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston,
MA 02108.

     Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                            Rate
                                                                            ----
     Hanson Equity Portfolio..........................................     0.04%

     CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

     0.19 of 1% of the first $200 million of combined UAM Funds assets;

     0.11 of 1% of the next $800 million of combined UAM Funds assets;

     0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

     0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

     The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

     The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to this Portfolio. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                         GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonassessable, and have no preference as to conversion, exchange, dividends, retirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

     Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN

     The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

     Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS

     Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

     The Fund is not involved in any litigation.

     No person has been authorized to give any information or to make any representations not contained in this Prospectus or in the Portfolio's Statement of Additional Information, in connection with the offering made by this Prospectus and, if given or made, such information or its representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not be lawfully made.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

Acadian Emerging Markets Portfolio
Acadian International Equity Portfolio
BHM&S Total Return Bond Portfolio
Chicago Asset Management Intermediate Bond Portfolio
Chicago Asset Management Value/Contrarian Portfolio
C&B Balanced Portfolio
C&B Equity Portfolio
C&B Equity Portfolio for Taxable Investors
C&B Mid Cap Equity Portfolio
DSI Balanced Portfolio
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio
FMA Small Company Portfolio
FPA Crescent Portfolio
Hanson Equity Portfolio
ICM Equity Portfolio
ICM Fixed Income Portfolio
ICM Small Company Portfolio
IRC Enhanced Index Portfolio
Jacobs International Octagon Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio
McKee U.S. Government Portfolio

McKee Small Cap Equity Portfolio
MJI International Equity Portfolio
Newbold's Equity Portfolio
NWQ Balanced Portfolio
NWQ Value Equity Portfolio
Rice, Hall James Small Cap Portfolio
Rice, Hall James Small/Mid Cap Portfolio
Sirach Equity Portfolio
Sirach Fixed Income Portfolio
Sirach Growth Portfolio
Sirach Short-Term Reserves Portfolio
Sirach Special Equity Portfolio
Sirach Strategic Balanced Portfolio
SAMI Preferred Stock Income Portfolio
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Portfolio
Sterling Partners' Short-Term Fixed Income Portfolio
Sterling Partners' Small Cap Value Portfolio
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

TS&W Balanced Portfolio

                            UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798
                                 1-800-638-7983

                               Investment Adviser
                      Hanson Investment Management Company
                            4000 Civic Center Drive
                                   Suite 200
                              San Rafael, CA 94903

                                  Distributor

                          UAM Fund Distributors, Inc.
                              211 Congress Street
                                Boston, MA 02110



                                   PROSPECTUS

                                 July 10, 1997

 [LOGO OF UAM FUNDS APPEARS HERE]

  IRC Enhanced
  Index Portfolio

  Institutional
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   5
Investment Policies........................................................   5
Investment Limitations.....................................................   7
Purchase of Shares.........................................................   8
Redemption of Shares.......................................................  10
Shareholder Services.......................................................  12
Valuation of Shares........................................................  13
Performance Calculations...................................................  13
Dividends, Capital Gains Distributions and Taxes...........................  14
Investment Adviser.........................................................  15
Adviser's Historical Performance...........................................  18
Administrative Services....................................................  20
Distributor................................................................  20
Portfolio Transactions.....................................................  21
General Information........................................................  21
UAM Funds -- Institutional Class Shares....................................  23

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                         IRC ENHANCED INDEX PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                INVESTMENT ADVISER: INVESTMENT RESEARCH COMPANY

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. IRC Enhanced Index Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Investment Research Com-pany.

  IRC ENHANCED INDEX PORTFOLIO. IRC Enhanced Index Portfolio (the "Portfolio") is a mutual fund portfolio which seeks a total return exceeding that of the Standard & Poor's Composite Stock Price Index ("S&P 500") while carefully con-trolling risk. IRC plans to achieve this objective by employing its proprie-tary analytic technology to invest in a diversified portfolio of common stocks that are listed in the S&P 500 ("S&P 500 stocks").

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 0.70%
   Administrative Fees................................................... 1.56%
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 1.24%
   Advisory Fees Waived and Expenses Assumed............................. 1.00%
                                                                          ----
   Total Operating Expenses (After Fee Waiver)........................... 2.50%*
                                                                          ====

-----------

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses, if necessary, to keep the Portfolio's total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 2.50% of av-erage daily net assets. The figures above include the effect of expense off-sets. If expense offsets were excluded, Total Operating Expenses for the fiscal year ended April 30, 1997 would be 2.56%. (See "FINANCIAL HIGH-LIGHTS.") Absent fee waivers and the assumption of expenses by the Adviser, the Portfolio's total annual operating expenses would have been 3.50% of av-erage daily net assets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's operations during the fiscal year ended April 30, 1997, except that they have been restated to reflect current administrative fees.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of the time period indicated.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $25     $78    $133     $284

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Investment Research Company, (the "Adviser") is a subsidiary of United Asset Management Corporation and has approximately $2.0 billion of assets under man-agement for institutional investors, including corporations, state govern-ments, labor unions, foundations, mutual funds, and individuals. (See "INVEST-MENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. An investment in the Port-folio presents risks similar to "overall market risk". The Portfolio presents risks roughly the same as those which would be incurred by investing in a portfolio comprised of the common stocks of all 500 companies listed in the S&P 500, with the weight of each stock in the portfolio equal to the stock's weight in the S&P 500. (See "INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio. The table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 An-nual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                               JANUARY 23, 1996*   YEAR ENDED
                                               TO APRIL 30, 1996 APRIL 30, 1997
                                               ----------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD..........      $ 10.00         $ 10.30
                                                    -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.......................         0.02           (0.01)
  Net Realized and Unrealized Gain on
    Investments...............................         0.30            2.20
                                                    -------         -------
    Total from Investment Operations..........         0.32            2.19
                                                    -------         -------
DISTRIBUTIONS
  Net Investment Income.......................        (0.02)          (0.02)
  Net Realized Gain...........................          --            (0.19)
                                                    -------         -------
    Total Distributions.......................        (0.02)          (0.21)
                                                    -------         -------
NET ASSET VALUE, END OF PERIOD................      $ 10.30         $ 12.28
                                                    =======         =======
TOTAL RETURN+.................................         3.20%***       21.48%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).......      $ 3,933         $ 6,162
  Ratio of Expenses to Average Net Assets.....         2.52%**         2.56%
  Ratio of Investment Income to Average Net
    Assets....................................         0.67%**        (0.16)%
  Portfolio Turnover Rate.....................           31%            117%
  Average Commission Rate.....................      $0.0205         $0.0227
  Voluntary Waived Fees and Expenses Assumed
    by the Adviser Per Share..................      $  0.03         $  0.03
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets.................         2.50%**         2.50%

-----------
  * Commencement of Operations.
 ** Annualized.

*** Not Annualized.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks a total return exceeding that of its benchmark, the S&P 500, by a consistent premium with minimal downside risk relative to that benchmark.

                              INVESTMENT POLICIES

  The Portfolio's assets are invested in the stocks of some but not all of the companies in the S&P 500 universe. The Portfolio's investment adviser uses a mathematical model to help make the investment decisions. The objective is to build the Portfolio whose returns will exceed those of the S&P 500. Every three months the Adviser evaluates each stock in the S&P 500 universe for in-clusion in the Portfolio, attempting to select the best performers, within constraints for risk control.

  The Adviser believes that institutions create the major demand for stocks, and institutional preferences change slowly over the short-term (3-6 months). These stable preferences are therefore important determinants of the sensitiv-ity of stock returns to various factors and combinations of factors such as inflation and interest rates. Institutional investor preferences also depend on individual stock attributes such as price/earnings ratios and other funda-mentals. These preferences are identifiable, according to stock market re-search, so today's factor values can be used to estimate the short-term per-formance of each stock in each of 19 sectors of the S&P 500 universe relative to other stocks in that sector.

  The Adviser focuses on comparisons among stocks and not on market timing. Generally, the Portfolio will be fully invested in stocks from the S&P 500 universe. The Portfolio may invest up to 10% of its assets in short-term (one year or less to maturity) U.S. Treasury securities as a cash reserve to hold cash received from shareholders pending investment or to meet redemption re-quests from shareholders.

  The Portfolio's investment policy of limiting risk while maximizing expected return is implemented in a number of ways. The Adviser classifies the S&P 500 universe into 19 industrial sectors (such as Transportation, Communications, Health Care, etc.). Within each sector, the Adviser selects an average of 8-10 stocks as described below. Consequently, risk is first limited by diversifica-tion within each sector and, when combined, within the resulting Portfolio, which would normally hold 152-190 stocks. The second element of risk control lies in the way the stocks are weighted; once a sector group of stocks is se-lected, its weighting in the Portfolio is set equal to the weighting of that sector in the benchmark S&P 500 Index so that the Portfolio does not take on "sector bets." Thirdly, the stock selection process employs dividend and P/E screens which eliminate the lowest dividend yielding stocks as well as those with the highest P/E ratios in each sector, as these are the stocks which are generally the most vulnerable during periods of market correction. Finally, the Portfolio is rebalanced once every three months to maintain the continuity of risk control measures.

  To select stocks within each of the 19 sectors, the Adviser uses a mathemat-ical model developed during a combined total of 40 years of research by two of the Adviser's principals when they were professors in the Graduate School of Business at the University of Chicago. The model is based on the principle that institutional investors dominate the demand for stocks, and institutional preferences change slowly over the near term (3-6 months). These stable pref-erences are important determinants of the sensitivity of stock returns to trends now underway in factors such as inflation and interest rates and in in-dividual stock fundamentals such as dividends and price/earning ratios. In choosing the stocks in each sector, the model employs a proprietary optimiza-tion program, the objective of which is to select a combination of stocks (from among all possible combinations) which has the maximum expected long run return while controlling the risk that this return will be inferior to the market performance of that sector.

  Within the Portfolio, at least 90% of the net asset value is allocated strictly to stocks from the S&P 500 universe; the balance of 10% or less is allocated to short-term U.S. Treasury securities (maturities of one year or less). No hedging strategies, no financial derivatives, no futures contracts, no repurchase agreements, and no instruments other than S&P 500 stocks and U.S. Treasury securities are used to achieve the investment objective.

  The S&P 500 is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation ("S&P") chooses the stocks to be included in the S&P 500 solely on a statistical ba-sis. The weights of stocks in the S&P 500 are based on each stock's relative total market value, which is defined as the stock's market price per share times the number of shares outstanding. Stocks currently in the S&P 500 repre-sent approximately three-quarters of the total market value of all U.S. common stocks. The Portfolio is neither sponsored by nor affiliated with S&P.

SHORT-TERM INVESTMENTS
  In order to maintain liquidity to meet anticipated redemptions and to hold cash received from shareholders pending investment, up to 10% of the Portfo-lio's assets may be invested in U.S. Treasury securities with maturities of one year or less.

PORTFOLIO TURNOVER

  Every 90 days, only the oldest one-third of the stocks (by value) in the Portfolio are considered for trading. It is anticipated that the Portfolio's annual turnover rate will not exceed 100% under normal circumstances. To the extent that net short-term capital gains are realized, any distributions re-sulting from such gains are considered ordinary income for federal income tax purposes. See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more in-formation on taxation. The Portfolio will not normally engage in short-term trading, but it reserves the right to do so.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The investment objective of the Portfolio is fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of such Portfolio. Except for limitations (a), (b), (d), (e) and (f)(i), the Portfolio's investment limitations and policies described in this Prospectus and in the SAI are not fundamental and may be changed by the Fund's Board of Trustees upon reasonable notice to investors.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. Certain exceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares by their customers. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different pur-chase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. The Service Agents may pro-vide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

BY MAIL
  . Complete and sign an Application and mail it along with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . Instruct your bank to wire the specified number of shares or a dollar amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the UAM Funds Service Center. Federal
    Funds purchases will be accepted only on days when the NYSE and the Cus-todian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the address above or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. The prices for securities denominated in a for-eign currency are converted to U.S. dollars based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in additional shares of the Portfolio unless the Fund is no-tified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. The Portfolio will notify shareholders annu-ally of dividend income for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

                              INVESTMENT ADVISER

  The investment adviser to the Portfolio is Investment Research Company lo-cated at 16236 San Dieguito Road, Rancho Sante Fe, California 92067. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to corporations, state governments, labor unions, mutual funds, and individuals.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.70%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  As of the date of this Prospectus, the Adviser had approximately $2.0 bil-lion in assets under management. The Adviser's clients at that date included American Hospital Association, Ameritech Corporation, a regional Bell Holding Company, Energen Corporation, Lockheed Martin Corporation, Lockheed Sanders Corporation, Minnesota Mining and Manufacturing, St. Cloud Hospital and Shell Oil Company (corporations); Bricklayers Pension Trust -- Metropolitan Area De-troit, Oregon

Retail Pension Trust Fund, Intermountain Ironworkers Pension Trust Fund, Re-tail Clerks Pension Trust Fund, Western States OPEIU Pension Trust, an inter-national commercial union (Taft Hartley clients); Louisiana Municipal Employ-ees' Retirement System, City of Miami Fire Fighters & Police Officers Retire-ment System and Virginia Retirement System (states); Cologne Reinsurance, Hawaii Medical Service Associations, Medical Malpractice of New York (insur-ance); and Lincoln Community Foundation (Foundation).

  It is not known whether the listed clients approve or disapprove of the Ad-viser or the advisory services provided. The Adviser used objective criteria in compiling the client list, such as account size, geographic location and client classification. The Adviser did not use any performance based criteria.

  The following paragraphs describe the background of the Adviser's officers who are principally involved in managing the Portfolio.

  F.J. (JERRY) GOULD, PH.D., CHAIRMAN AND CEO, PROFESSOR EMERITUS, UNIVERSITY OF CHICAGO: Co-founder of Investment Research Company, Mr Gould is responsible for coordination of all aspects of IRC activity, with particular emphasis on performance, product research, new strategy development, and client relations. During his 25 years of teaching and research, he spent 15 years as the Hobart
W. Williams Professor of Applied Mathematics and Management Science, at the Graduate School of Business at the University of Chicago, Mr. Gould has been a consultant in financial markets as well as a portfolio manager and trader in futures and equities for over 20 years. He holds memberships in the American Finance Association, The American Economic Association, the Operations Re-search Society of America, the Institute of Management Science and the Society for Industrial and Applied Mathematics. While a member of the Statistics De-partment at the University of North Carolina, Chapel Hill, he was the first Chairman of the Curriculum in Operations Research and Systems Analysis. Mr. Gould has authored five books, published over 80 papers in professional jour-nals, and has written prolifically on aspects of active equity management. He is also a contributor of articles appearing in the Wall Street Journal as well as other news publications.

  JOHN D. FREEMAN, M.A., EXECUTIVE VICE PRESIDENT: Mr. Freeman joined IRC in December, 1996, to serve primarily as a resource to our clients, focusing on strategic issues and product customization. He also serves as a portfolio man-ager and senior member of the firm's investment advisory committee. Mr. Free-man has over 15 years of professional investment experience which includes eight (8) years as Manager of Consulting Services at BARRA, involving proprie-tary fee-based projects for internationally known institutional investment ad-visors, plan sponsors and consulting firms. His responsibilities included ac-tive equity strategy development, investment strategy evaluation, and indepen-dent confirmation of research results. While at BARRA, Mr. Freeman worked ex-tensively on issues of pension fund structure, style indexes, and customized benchmarks. Since 1992 Mr. Freeman was Vice President and Portfolio Manager at Martingale Asset Management. There his responsibilities included client service, portfo-lio management and product development, using sophisticated optimization and other customized portfolio management techniques. Investment management re-sponsibilities included a real-time active completeness strategy and testing of both long and long/short portfolios. He worked directly with clients, pros-pects and consultants to customize structured equity portfolios and was in charge of Martingale's in-house research seminars directed at clients, pros-pects and consultants.

MING WANG, M.A., SENIOR VICE PRESIDENT: Mr. Wang joined IRC in December, 1996. He is responsible for the conduct and oversight of all research activity in-cluding data system maintenance, product maintenance, and for testing and de-velopment of new quantitative methodology. Mr. Wang also serves as a portfolio manager and a senior member of the investment advisory committee. With two masters degrees in highly technical areas (Physics, Princeton and Mathematics, Courant Institute), Mr. Wang has 13 years of investment experience. This in-cludes seven (7) years working with Richard Brignoli and Harry Markowitz as Vice President and Assistant Director of Research at Brignoli Models, Inc. In that capacity he developed and tested proprietary portfolio strategies, imple-mented mathematical formulations into computer algorithms, and managed the software development and maintenance team. He wrote a quadratic optimizer software package to generate the Markowitz efficient portfolios. In 1991 he joined TIAA-CREF Investment Management, Inc. He was an Assistant Vice Presi-dent and Senior Quantitative Portfolio Manager in CREF's Quantitative Portfo-lio Management and Research Group, which was responsible for managing over $50 billion in stocks. He specialized in the use of quantitative techniques such as factor models and quadratic optimizations to construct alpha-generating and risk management procedures for index-tracking and index-enhancing portfolios. His responsibilities included research, software development, portfolio man-agement and trading.

  C.B. (TOM) GARCIA, PH.D., SENIOR VICE PRESIDENT: Co-founder of Investment Research Company; Dr. Garcia is focusing on research projects for the firm. IRC's valuation process makes significant use of dividend information, and Dr. Garcia is currently investigating how stock repurchase plan information can be used to supplement dividend information in the valuation process. As a former Professor at the Graduate School of Business, University of Chicago, Dr. Gar-cia has done extensive research on mathematical programming, complementarity theory, fixed point approximations, nonlinear equations and equilibrium and game theory. With his expertise in computer applications and systems design, Dr. Garcia has also been an active consultant in the area of pension fund ad-ministration. He holds memberships in the Operations Research Society of Amer-ica, The Institute of Management Science, the Society for Industrial and Ap-plied Mathematics, the Mathematical Programming Society of America and the
American Associ     -
ation of University Professors, and has published over 30 papers in profes-sional journals as well as authored and edited several books.

  ANGELA FIGG, M.B.A., SENIOR VICE PRESIDENT: Ms. Figg joined IRC in December, 1992. She manages all aspects of the trading and operations area and serves as IRC's compliance officer. She is also a member of the firm's investment advi-sory committee. After graduating with high honors from Michigan State Univer-sity with a B.A. in Finance, she earned her MBA, with majors in both Finance and Economics, from the University of Chicago's Graduate School of Business in March, 1997. Previously, Ms. Figg was an equity trader at Harris Investment Management and a fund accountant at Driehaus Capital Management.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, poli-cies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed accounts are not sub-ject to investment limitations, diversification requirements and other re-strictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

    INVESTMENT RESEARCH COMPANY -- IRC LARGE CAP CORE/BENCHMARK ENHANCEMENT
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                             INVESTMENT
                                                              RESEARCH
   CALENDAR YEARS                                             COMPANY   S&P 500
   --------------                                            ---------- --------
   1989.....................................................   35.97 %   31.49 %
   1990.....................................................   (1.81)%   (3.17)%
   1991.....................................................   30.60 %   30.55 %
   1992.....................................................    8.28 %    7.66 %
   1993.....................................................   12.04 %    9.99 %
   1994.....................................................    3.29 %    1.31 %
   1995.....................................................   35.83 %   37.56 %
   1996.....................................................   20.64 %   22.95 %
   12 Months ended 3/31/97..................................   18.46 %   19.82 %
   Cumulative...............................................  258.03 %  237.26 %
   Eight-Year Mean (1/1/89-12/31/96)........................   18.11 %   17.29 %
   Value of $1 invested during (1/1/89-3/31/97).............  $ 3.68    $ 3.46

Notes:

1. The CUMULATIVE RETURN means that $1 invested in the account on January 1, 1989 had grown to $3.68 by March 31, 1997.

2. The EIGHT-YEAR MEAN is the arithmetic average of the annual returns for the calendar years listed.

3. The S&P 500 is an unmanaged index which assumes reinvestment of dividends and is generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above.

4. The Adviser's average annual management fee over the period shown (1/1/89-3/31/97) was 0.51% or 51 basis points. During the period, fees on the Ad-viser's individual accounts ranged from 0.20% to 0.80% (20 basis points to 80 basis points). Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   IRC Enhanced Index Portfolio........................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the print-ing of its prospectuses, SAIs and reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements for the Fund's Portfolios authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of in-vestment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable ex-ecution for all transactions of the Portfolios. If consistent with the inter-ests of the Portfolios, the Adviser may select brokers on the basis of re-search, statistical and pricing services these brokers provide to the Portfo-lios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Trustees.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Hartnat & Co., held of record for the benefit of NANA Regional and Coca Cola 33.9% and 25.6%, respectively of the outstanding shares of the IRC Enhanced Index Portfolio Institutional Class for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those per-sons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

 TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Investment Research Company
  16236 San Dieguito Road
  Rancho Sante Fe, California 92067

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  July 10, 1997

[LOGO PF UAM FUNDS APPEARS HERE]

  Jacobs International
  Octagon Portfolio

  Institutional
  Class Shares


             P R O S P E C T U S


                    July 10, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   2
Risk Factors...............................................................   3
Financial Highlights.......................................................   4
Investment Objectives......................................................   5
Investment Policies........................................................   5
Other Investment Policies..................................................   8
Risks and Additional Investment Information................................  10
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  17
Valuation of Shares........................................................  18
Performance Calculations...................................................  18
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Adviser's Historical Performance...........................................  22
Administrative Services....................................................  24
Distributor................................................................  24
General Information........................................................  25
UAM Funds -- Institutional Class Shares....................................  27

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                       BOSTON, MASSACHUSETTS 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                             JACOBS INTERNATIONAL
                               OCTAGON PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
                  INVESTMENT ADVISER: JACOBS ASSET MANAGEMENT

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios"), each of which has different investment objectives and policies. Jacobs Inter-national Octagon Portfolio currently offers only one class of shares. The se-curities offered in this Prospectus are Institutional Class Shares of one di-versified, no-load Portfolio of the Fund managed by Jacobs Asset Management.

  JACOBS INTERNATIONAL OCTAGON PORTFOLIO. The Jacobs International Octagon Portfolio (the "Portfolio") seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION, NOR HAS THE  SECU-
   RITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION  PASSED
    UPON THE ACCURACY OF  THIS PROSPECTUS. ANY  REPRESENTATION TO THE  CON-
     TRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.............................................. 1.00 %
   Administrative Fees................................................... 0.13 %
   12b-1 Fees............................................................ NONE
   Other Expenses........................................................ 0.21%
                                                                          ----
   Total Operating Expenses.............................................. 1.34%
                                                                          ====

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses otherwise payable by the Portfolio to reduce expense ratios. As of the date of this Prospectus, the Adviser has agreed to keep the Portfolio's Institutional Class Shares total annual operating expenses, after the effect of expense offsets, from exceeding 1.75% of average daily net as-sets. The Fund will not reimburse the Adviser for any advisory fees that are waived or Portfolio expenses that the Adviser may bear on behalf of the Port-folio for a given fiscal year.

  The table above shows various expenses and fees an investor would bear di-rectly or indirectly. The expenses and fees set forth above for the Portfolio are based on estimates. For purposes of calculating the fees set forth above, the table assumes that the Portfolio's average daily assets will be $50 mil-lion.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $14     $42

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN ABOVE.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Jacobs Asset Management is a registered investment adviser. Founded in 1995, the firm currently has over $160 million in assets under management. (See "IN-VESTMENT ADVISER.") United Asset Management Corporation is a limited partner of the Adviser and owns a controlling interest in the Adviser.

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc., ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Investors should consider the following: (1) The Portfolio will invest in securities of foreign issuers, which will be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (2) The Portfolio may in-vest in repurchase agreements, which entail a risk of loss should the seller default on its action; (3) The Portfolio may lend its investment securities, which entails a risk of loss should a borrower fail financially; (4) The Port-folio's performance may depend on the ability of the Adviser, a relatively new entity which has not previously served as a mutual fund adviser; however, the principals of the Adviser have substantial experience as investment advisers to mutual funds. (See "OTHER INVESTMENT POLICIES.") Contact the UAM Funds Service Center at the address or telephone number on the front cover of this prospectus for a free copy of the Portfolio's Annual Report to Shareholders.

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share of the Portfolio outstanding throughout the period presented of the Portfolio. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements for the period from January 2, 1997 to April 30, 1997 have been audited by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                                             JANUARY 2, 1997*
                                                             TO APRIL 30, 1997
                                                             -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................         0.06
  Net Realized and Unrealized Gain on Investments...........         0.11++
                                                                  -------
    Total from Investment Operations........................         0.17
                                                                  =======
NET ASSET VALUE, END OF PERIOD..............................      $ 10.17
                                                                  =======
TOTAL RETURN+...............................................         1.70%***
                                                                  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......................      $35,833
Ratio of Expenses to Average Net Assets.....................         1.75%**
Ratio of Net Investment Income to Average Net Assets........         3.67%**
Portfolio Turnover Rate.....................................            7%
Average Commission Rate.....................................      $0.0037
Voluntarily Waived Fees and Expenses Assumed by the Adviser
  Per Share.................................................      $  0.01
Ratio of Expenses to Average Net Assets Including Expense
  Offsets...................................................         1.75%**

-----------

  * Commencement of Operations.

 ** Annualized.

*** Not Annualized.

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

                             INVESTMENT OBJECTIVES

  Jacobs International Octagon Portfolio seeks to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets. The Portfolio may invest across the market capitalization spectrum, although it intends to emphasize smaller capitalization stocks. There can be no assurance that the Portfolio will achieve its stated objec-tive.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will, under normal cir-cumstances, invest at least 85% of its total assets in the equity securities of developed and emerging markets in at least three countries outside the United States. The amount of total assets invested in the equity securities of emerging markets may range from a low of 15% to a high of 40%. Under normal circumstances, approximately 50% of total assets will be invested in small capitalization companies. Small capitalization companies are defined as those companies with market capitalizations of less than $1 billion at the time of purchase. Equity securities include common stock, preferred stock, convertible preferred stock, rights and warrants, and American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Re-ceipts ("GDRs").

  Under unusual circumstances, when the Adviser believes that market condi-tions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "TEMPORARY INVESTMENTS" and "REPURCHASE AGREEMENTS." When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

  Emerging and developed markets in which the Portfolio initially intends to invest are listed below; however, this list is not exclusive. Investing in some emerging countries currently is not feasible, or may involve unacceptable political risks. The Portfolio will focus its investments on those emerging market countries in which it believes the economies are developing and in which the markets are becoming more sophisticated. The developed and emerging countries in which the Adviser initially intends to invest include:

  Argentina                 Hong Kong                 Peru
  Australia                 Indonesia                 Philippines
  Brazil                    Ireland                   Poland
  Czech Republic            Israel                    Russia

  Chile                     Italy                     Singapore
  China                     Japan                     South Korea
  Denmark                   Malaysia                  Spain
  Finland                   Mexico                    Sweden
  France                    Netherlands               Switzerland
  Great Britain             Norway                    Thailand

  An "emerging country" security is one issued by a company that, in the opin-ion of the Adviser, has one or more of the following characteristics: (i) its principal securities trading market is in an emerging country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from ei-ther goods produced, sales made or services performed in emerging countries, or (iii) it is organized under the laws of, and has a principal office in, an emerging country. The Adviser will base determinations as to eligibility on publicly available information and inquiries made to the companies. (See "FOR-EIGN INVESTMENTS.")

  There are no predetermined investment limitations with respect to any one country, but the Adviser expects to limit investments within a country in ac-cordance with the Adviser's perception of risks in that country. Generally, the Portfolio will invest in the equity securities of non-U.S. companies listed on U.S. or foreign securities exchanges, but may also invest in securi-ties traded over-the-counter. The Portfolio seeks to invest in companies that the Adviser believes will benefit from global trends, promising business or product developments and specific country opportunities resulting from chang-ing economic, social and political trends. It is expected that investments will be diversified throughout the world and within markets to minimize spe-cific country and currency risks. As markets in other countries develop, the Portfolio expects to expand and further diversify the emerging countries in which it invests.

  The Adviser will use a flexible, value-oriented approach to selecting the Portfolio's investments. The Adviser will focus on companies rather than on countries or markets. The goal is to identify stocks selling at the greatest discount to their intrinsic future value. In attempting to identify value across disparate economies in the international marketplace, a rigid adherence to a single model results in missed opportunities. Therefore, the Adviser as-certains value in a variety of measures, including price/cash flow, enterprise value/cash flow, and price/future earnings to identify the companies it will consider for investment. The Adviser's stock picking approach is used across a full capitalization range which takes advantage of the opportunities in smaller capitalization companies. Investments generally will be held by the Portfolio for two to five years.

  The Portfolio does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless the Portfolio has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or the Portfolio has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the se-curity by the Portfolio.

  The Portfolio intends to purchase and hold securities for long-term capital appreciation and normally does not expect to trade for short-term gain. According-ly, it is anticipated that the annual portfolio turnover rate normally will not exceed 100%, although in any particular year, market conditions could re-sult in portfolio activity at a greater or lesser rate than anticipated. The rate of portfolio turnover will not be a limiting factor when the Portfolio deems it appropriate to purchase or sell securities. However, the U.S. federal tax requirement that the Portfolio derive less than 30% of its gross income from the sale or disposition of securities held less than three months may limit the Portfolio's ability to dispose of its securities.

  DEPOSITARY RECEIPTS. The Portfolio may invest directly in securities of emerging and developed country issuers through sponsored or unsponsored ADRs, EDRs, and GDRs. ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust com-panies and evidence ownership of underlying securities issued by either a for-eign or a United States corporation. Generally, depositary receipts in regis-tered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

  INVESTMENT FUNDS. Some countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. How-ever, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted through invest-ment funds which have been specifically authorized. The Portfolio may invest in these investment funds subject to the provisions of the 1940 Act and other applicable law as discussed below under "INVESTMENT LIMITATIONS." If the Port-folio invests in such investment funds, the Portfolio's shareholders will bear not only their proportionate share of the expenses of the Portfolio (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Portfolio may enter into forward foreign currency exchange contracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to settle trades and to generally protect the United States dollar value of securities held by the Portfolio against exchange rate fluctuation. While such forward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been realized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regulations. (See "FOREIGN INVESTMENTS.")

  TEMPORARY INVESTMENTS. During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Portfo-lio may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt secu-rities or may hold cash. (See "SHORT-TERM INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or if unrated, determined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 100%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND

TAXES" for more information on taxation). The Portfolio will not normally en-gage in short-term trading, but reserves the right to do so.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon a Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

                  RISKS AND ADDITIONAL INVESTMENT INFORMATION

FOREIGN INVESTMENTS
  Investment in securities of foreign issuers, including ADRs, generally in-volves more risk than investment in the securities of domestic issuers. In ad-dition, investment in small capitalization securities involves greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

  There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applica-ble to domestic companies. Therefore, disclosure of certain material informa-tion may not be made and less information may be available to investors in-vesting in emerging countries than in the United States. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securi-ties markets have substantially less volume than United States national secu-rities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domes-tic issuers and lack a secondary trading market. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future political and economic de-velopments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, and the possible adoption of foreign governmental restrictions such as exchange controls.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations. The Portfolio may en-counter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source. These considerations generally are more of a concern in developing countries, where the possibility of political instability (including the risk of war) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging countries, there-fore, may be subject to potentially higher risks than investments in developed countries.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some emerg-ing countries. The Portfolio could be adversely affected by delays in or a re-fusal to grant any required governmental registration or approval for such re-patriation. Any investment subject to such repatriation controls will be con-sidered illiquid if it appears reasonably likely that this process will take more than seven days.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the United States economy in such respect as growth of gross do-mestic product, rate of inflation, currency depreciation, capital reinvest-ment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon inter-national trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may con-tinue to be adversely affected by economic conditions in the countries with which they trade.

  Investments in securities of foreign issuers are frequently denominated in foreign currencies, and since the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the value of the Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange controls regulations. Thus, the Portfolio may incur costs in connection with conversions between various cur-rencies.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumental-ities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the se-curities of companies that have (with predecessors) a continuous op-erating history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single in-dustry; however, there are no limitations on investments made in in-struments issued or guaranteed by the U.S. Government and its agen-cies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agreements or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here and those not specified as fundamental in the SAI as well as the Portfolio's investment policies are not fundamental and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

  BY MAIL
  . Complete and sign an Application and mail it together with a check made payable to UAM Funds to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:
                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                      Ref: Portfolio Name
                                         -----------
                      Your Account Number
                                         -----------
                      Your Account Name
                                       -------------
                      Wire Control Number
                                         -----------

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when pos-sible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

  BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

  BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed); and

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction re-quests. The Fund or Sub-Transfer Agent may be liable for any losses due to un-authorized or fraudulent telephone instructions if the Fund or the Sub-Trans-fer Agent do not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the in-come actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute such gains annually. All dividends and capital gains distributions will be automat-ically reinvested in shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive the distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  Jacobs Asset Management (the "Adviser") is a Delaware limited partnership and is a registered investment adviser formed in July 1995. Its business of-fices are located at 200 East Broward Boulevard, Suite 1920, Fort Lauderdale, FL 33301. The Adviser provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. Although the Adviser is a rela-tively new entity, the principals of the Adviser, who are also the portfolio managers of the Portfolio, have substantial experience as investment advisers to mutual funds. As of the date of this Prospectus, the Adviser currently had over $160 million in assets under management.

  United Asset Management Corporation ("UAM") is a limited partner of the Ad-viser and owns a controlling interest in the Adviser.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 1.00%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When such service arrangements are in ef-fect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney, Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by the Administrator.

  The investment professionals at the Adviser who comprise the Investment Com-mittee, and who are responsible for the day-to-day management of the Portfo-lio, and their qualifications are as follows:

  DANIEL L. JACOBS, CFA, PRESIDENT. Mr. Jacobs managed $3.4 billion in inter-national and global equity portfolios as Executive Vice President and Director of Templeton Investment Counsel from 1984 to 1995. Mr. Jacobs was Portfolio Manager of Templeton's $1.4 billion Smaller Companies Growth Fund and was a Senior Portfolio Manager of institutional separate accounts. Mr. Jacobs served as President of the Templeton Variable Annuity Fund and Portfolio Manager for the Equity and the equity portion of the Balanced Funds in the Templeton Vari-able Annuity Series.

  Prior to joining Templeton, he was Vice President/Portfolio Manager, Insti-tutional Investment Group and International Division of the First National Bank of Atlanta from 1976 to 1984. Mr. Jacobs received an MBA in Finance from Emory University (1976) and a BA in Economics from Miami University (1974). In addition to holding a CFA and CIC, Mr. Jacobs is a founding member of the In-ternational Society of Financial Analysts.

  WAI W. CHIN, MANAGING DIRECTOR, ASIAN RESEARCH AND PORTFOLIO MANAGEMENT. Ms. Chin was formerly Vice President of the Global Equity Group of Scudder, Ste-vens & Clark, where she spent over five years as a Pacific Basin analyst, spe-cializing in the developed and emerging markets of Asia. She started her re-search analyst career at Baron Capital, Inc. and was a foreign currency trader at the Bank of America and Creditanstalt Banverein. Ms. Chin holds a BA in East Asian Studies from Barnard College and received an MBA in Finance from Columbia University.

  ROBERT J. JURGENS, MANAGING DIRECTOR, EUROPEAN RESEARCH AND PORTFOLIO MANAGEMENT. As Vice President and head of AIG Global Investors' International Equity Division from 1993 to 1995, Mr. Jurgens was responsible for investment policy and management of international and global equity portfolios. He has thirteen years of experience investing in the global stock markets, with par-ticular expertise in the European markets. Upon graduation from Pennsylvania State University with a BS in Business/French, Mr. Jurgens spent four years with Scandinavian Bank Group as a Global Portfolio Manager/Analyst, three years with Nomura Bank International in London managing global equities, and two years as an International Equity Manager at the privately held Antessa In-vestment Management Limited.

                       ADVISER'S HISTORICAL PERFORMANCE

  Below are certain performance data provided by the Adviser pertaining to a registered, open-end investment company ("mutual fund") that was managed by Mr. Jacobs with substantially similar (although not necessarily identical) ob-jectives, policies, and strategies as those of the Portfolio. The investment returns of the Portfolio may differ from those of the mutual fund because fees and expenses of the mutual fund may differ from those of the Portfolio. During Mr. Jacobs' tenure as the portfolio manager of the mutual fund, he was primar-ily responsible for the day-to-day management of the mutual fund, and no other person had a significant role in achieving the mutual fund's performance. The Portfolio and the mutual fund are separate funds, and are members of different families of investment companies. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an investor might achieve by investing in the Portfolio.

                        MUTUAL FUND CUMULATIVE RETURNS
                              ENDED JUNE 30, 1995

                                                                  THREE YEARS
                                                    YEAR ENDED       ENDED
                                                   JUNE 30, 1995 JUNE 30, 1995
                                                   ------------- -------------
   Templeton International Fund...................     11.43%        14.55%
   Lipper International Index.....................      0.95%         7.22%
   Morgan Stanley Capital International ("MSCI")
     EAFE Index US$...............................      1.66%        12.68%

-----------
Notes:
1. The mutual fund managed by Mr. Jacobs was the Templeton International Fund of the Templeton Variable Products Series Fund. Mr. Jacobs was the lead portfolio manager for that mutual fund from inception, May 1, 1992, to June 30, 1995.

                JACOBS ASSET MANAGEMENT HISTORICAL PERFORMANCE

  Set forth below are certain performance data provided by the Adviser per-taining to the composite of separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Portfolio. The performance data for the managed accounts is net of all fees and expenses. The investment returns of the Portfolio may differ from those of the separately managed ac-counts because such separately managed accounts may have fees and expenses that differ from those of the Portfolio. Further, the separately managed ac-counts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the sepa-rately managed accounts. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return an in-vestor might achieve by investing in the Portfolio.

            JACOBS ASSET MANAGEMENT INTERNATIONAL COMPOSITE RETURNS
                  (PERCENTAGE RETURNS NET OF MANAGEMENT FEES)

                                                                         MSCI
                                                                 ADVISER EAFE
                                                                 ------- -----
1996............................................................  34.25%  6.36%
1/1/97-3/31/97..................................................   3.42% (1.49)%
10/1/95-3/31/97.................................................  37.41%  9.11%
Annualized Return...............................................  23.60%  5.98%
Cumulative Return...............................................  37.41%  9.11%

-----------

Notes:

1. The annualized return is calculated from monthly data, allowing for com-pounding. The formula used is in accordance with the acceptable methods set forth by the Association for Investment Management Research, the Bank Administration Institute, and the Investment Counsel Association of Ameri-ca. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short-term investments, and securities valued at current market prices.

2. The cumulative return means that $1 invested in the composite account on October 1, 1995 had grown to $1.37 by March 31, 1997.

3. The MSCI EAFE is an unmanaged index which assumes reinvestment of divi-dends and is generally considered representative of securities similar to those invested in by the Adviser for purpose of the composite performance numbers set forth above.

4. The Advisor's average annual management fee for the period since inception on October 1, 1995 to March 31, 1997 was 0.75%, or 75 basis points. Net returns to investors vary depending on the management fee.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Jacobs International Octagon Portfolio................................. 0.04%

CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, MA 02110, distributes shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement must include a ma-jority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear costs of registration of its shares with the SEC and various states as well as the printing of its prospectuses, its SAIs and its reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II". On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Michigan State University Foundation held of record 30.2% of the outstanding shares of the Jacobs International Octagon Portfolio Institutional Class for which beneficial ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters to the extent required by the undertaking.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTI-TUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio
  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio

  McKee Small Cap Equity Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach ShortTerm Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' ShortTerm Fixed Income Portfolio
  Sterling Partners' Small Class Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Jacobs Asset Management

  200 East Broward Boulevard
  Suite 1920
  Fort Lauderdale, FL 33301

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  MJI International
  Equity Portfolio

  Institutional
  Class Shares

                    July 10, 1997

             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   4
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  23
Distributor................................................................  23
General Information........................................................  24
UAM Funds -- Institutional Class Shares....................................  26

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares. Shares of each class rep-resent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institutional Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone In-ternational Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees............................................  0.75 %
   Administrative Fees.................................................  0.58 %
   12b-1 Fees..........................................................  NONE
   Other Expenses......................................................  0.68 %
   Advisory Fees Waived and Expenses Assumed........................... (0.51)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.50 %*
                                                                        =====

-----------

* Absent the fees waived and expenses assumed by the Adviser, Total Operating Expenses of the Portfolio would have been 2.02%. The Total Operating Ex-penses includes the effect of expense offsets. If expense offsets were ex-cluded, total operating expenses would not be affected. The Adviser has vol-untarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep total annual operating expenses (excluding inter-est, taxes and extraordinary expenses), after the effect of expense offsets, from exceeding 1.50% of average daily net assets until further notice. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1997. Advisory Fees Waived and Expenses Assumed have been re-stated to reflect the Portfolio's current expense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $15     $47     $82     $179

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSE MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has a U.S. office in Chicago. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. The minimum for any subsequent investment is $100. Certain ex-ceptions to the initial or minimum investment amounts may be made by the offi-cers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTION OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following factors: (1) The Portfolio may invest in repur-chase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may lend its investment securities which en-tails a risk of loss should a borrower fail financially; (3) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, inter-est rates, and exchange rates by the use of derivatives, including forward contracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or cur-rencies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "OTHER IN-VESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial State-ments have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the year ended April 30, 1997 is also incorpo-rated into the Portfolio's SAI. Please read the following information in con-junction with the Portfolio's 1997 Annual Report to Shareholders.

                                            SEPTEMBER 16,    YEAR       YEAR
                                               1994**        ENDED      ENDED
                                            TO APRIL 30,   APRIL 30,  APRIL 30,
                                                1995         1996       1997
                                            -------------  ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $10.00       $  9.50    $ 10.27
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................      0.04          0.07       0.06
  Net Realized and Unrealized Gain (Loss)
    on Investments.........................     (0.54)++       0.75       0.42
                                               ------       -------    -------
    Total from Investment Operations.......     (0.50)         0.82       0.48
                                               ------       -------    -------
DISTRIBUTIONS
  Net Investment Income....................       --          (0.00)@    (0.01)
  In Excess of Net Investment Income.......       --          (0.03)     (0.00)
  Net Realized Gain........................       --          (0.02)     (0.09)
                                               ------       -------    -------
    Total Distributions....................       --          (0.05)     (0.10)
                                               ------       -------    -------
NET ASSET VALUE, END OF PERIOD.............    $ 9.50       $ 10.27    $ 10.65
                                               ======       =======    =======
TOTAL RETURN+..............................     (5.00)%**      8.67%      4.67%
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands)....    $5,535       $ 8,592    $28,818
  Ratio of Expenses to Average Net
    Assets+................................      1.00%*        1.45%      1.50%*
  Ratio of Net Investment Income to Average
    Net Assets.............................      1.49%*        0.88%      0.68%
  Portfolio Turnover Rate..................        81%           59%        47%
  Average Commission Rate#.................       N/A       $0.0316    $0.0323
  Voluntary Waived Fees and Expenses
    Assumed by the Adviser Per Share.......    $ 0.13       $  0.13    $  0.05
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets..............      1.00%*        1.43%      1.50%

-----------
  * Annualized.

 ** Not Annualized.

*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

 ++ The amount shown for the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

 @  Amount is less than $0.01 per share.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more difficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, ex-propriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, foreign commissions are generally higher than those in the U.S. Custodial expenses will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic develop-ments (including war) which could adversely affect the economies of such coun-tries or the value of the

Portfolio's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "OTHER INVESTMENT POLICIES -- HEDGING AND RELATED STRATE-GIES AND RISK CONSIDERATIONS.")

                           OTHER INVESTMENT POLICIES

  The Portfolio may, under normal circumstances, invest up to 35% of its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 75%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees it earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the trans-action will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price move-ments of the investments being hedged, (3) the fact that, while hedging strat-egies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or inter-pretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) a Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by the officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application and mail it, along with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE

  . Telephone the UAM Funds Service Center at the number listed on the cover of this prospectus and provide the account name, address, telephone num-ber, social security or taxpayer identification number, Portfolio se-lected, amount being wired, and the name of the bank wiring the funds. An account number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name
                                             -----------
                          Your Account Number
                                             -----------
                           Your Account Name
                                            ------------
                          Wire Control Number
                                             -----------

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which ac-companies any Fund confirmation statement.


OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone at any time, without cost at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.
  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in payment of redemp-tions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are con-verted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in the form of an annual divi-dend. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. When such services arrangements are in effect, they are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Invest-ment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Portfolio's Insti-tutional Class Shares that are offered in this Prospectus. The Agreement con-tinues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trust-ees who are neither parties to the Agreement nor interested persons of any such party. This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.



                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Freya Fanning & Company held of record 29.8% of the outstanding shares of the Portfolio's Institutional Class; Hartnat & Co. and Fleet National Bank, Trustee, Davies Medical Pension Plan held of record 49.6% and 36.8%, respectively, of the outstanding shares of the Portfolio's Institu-tional Service Class. Beneficial ownership of these accounts is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or or-ganizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfo-lio.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Institutional Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to the distribution of such shares. Institutional Service Class Shares have exclusive voting rights with respect to matters relating to such distri-bution expenditures. For information about Service Class Shares of the Portfo-lios, contact the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

  Acadian Asset Management, Inc.
  Acadian Emerging Markets Portfolio
  Acadian International Equity Portfolio
  BHM&S Total Return Bond Portfolio
  Chicago Asset Management Intermediate Bond Portfolio
  Chicago Asset Management Value/Contrarian Portfolio
  C&B Balanced Portfolio
  C&B Equity Portfolio
  C&B Equity Portfolio for Taxable Investors
  C&B Mid Cap Equity Portfolio
  DSI Balanced Portfolio
  DSI Disciplined Value Portfolio
  DSI Limited Maturity Bond Portfolio
  DSI Money Market Portfolio
  FMA Small Company Portfolio
  FPA Crescent Portfolio
  Hanson Equity Portfolio
  ICM Equity Portfolio
  ICM Fixed Income Portfolio

  ICM Small Company Portfolio
  IRC Enhanced Index Portfolio
  Jacobs International Octagon Portfolio
  McKee Domestic Equity Portfolio
  McKee International Equity Portfolio
  McKee U.S. Government Portfolio

  McKee Small Cap Equity Portfolio
  MJI International Equity Portfolio
  Newbold's Equity Portfolio
  NWQ Balanced Portfolio
  NWQ Value Equity Portfolio
  Rice, Hall James Small Cap Portfolio
  Rice, Hall James Small/Mid Cap Portfolio
  Sirach Equity Portfolio
  Sirach Fixed Income Portfolio
  Sirach Growth Portfolio
  Sirach Short-Term Reserves Portfolio
  Sirach Special Equity Portfolio
  Sirach Strategic Balanced Portfolio
  SAMI Preferred Stock Income Portfolio
  Sterling Partners' Balanced Portfolio
  Sterling Partners' Equity Portfolio
  Sterling Partners' Short-Term Fixed Income Portfolio
  Sterling Partners' Small Cap Value Portfolio
  TS&W Equity Portfolio
  TS&W Fixed Income Portfolio
  TS&W International Equity Portfolio

  TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Murray Johnstone International Ltd.
  Glasgow, Scotland

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110





                      PROSPECTUS

                      July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  MJI International
  Equity Portfolio

  Institutional Service
  Class Shares

                    July 10, 1997

             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   8
Investment Limitations.....................................................  13
Purchase of Shares.........................................................  14
Redemption of Shares.......................................................  17
Service and Distribution Plans.............................................  19
Shareholder Services.......................................................  21
Valuation of Shares........................................................  22
Performance Calculations...................................................  22
Dividends, Capital Gains Distributions and Taxes...........................  23
Investment Adviser.........................................................  24
Administrative Services....................................................  25
Distributor................................................................  25
General Information........................................................  26
UAM Funds -- Service Class Shares..........................................  28

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

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                      MJI INTERNATIONAL EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
            INVESTMENT ADVISER: MURRAY JOHNSTONE INTERNATIONAL LTD.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund"), is an open-end investment company known as a "mutual fund". The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. MJI Interna-tional Equity Portfolio currently offers two classes of shares: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in the Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .25% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DIS-TRIBUTION PLANS.") The securities offered in this Prospectus are Service Class Shares of one diversified, no-load Portfolio of the Fund managed by Murray Johnstone International Ltd.

  MJI INTERNATIONAL EQUITY PORTFOLIO. MJI International Equity Portfolio (the "Portfolio") seeks to maximize total return, including both capital apprecia-tion and current income, by investing primarily in the common stocks of compa-nies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in securities of issuers domiciled in at least three countries other than the United States.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A Statement of Additional Information ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES.

   Sales Load Imposed on Purchases........................................  NONE
   Sales Load Imposed on Reinvested Dividends.............................  NONE
   Deferred Sales Load....................................................  NONE
   Redemption Fees........................................................  NONE
   Exchange Fees..........................................................  NONE

                   ESTIMATED ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees...............................................  0.75 %
   Administrative Fees....................................................  0.58 %
   12b-1 Fees (Including Shareholder Servicing Fees)+.....................  0.25 %
   Other Expenses......   0.68 %
   Advisory Fees Waived and Expenses Assumed.............................. (0.51)%
                                                                           -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed).......  1.75 %+*
                                                                           =====

-----------

+ See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

* The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses), after the effect of expense offsets, from exceeding 1.75% of average daily net assets until further notice. If it were not for the fee waiver and/or reimbursement, the Portfolio's Service Class Shares total annual operating expenses are estimated to be 2.26% of average daily net assets.

  If expense offsets were excluded, total operating expenses would not be af-fected.

  The table above shows various fees and expenses an investor may bear di-rectly or indirectly. The fees and expenses set forth above are estimates based upon the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1997, except that such information has been re-stated to reflect the Service Class Shares' 12b-1 fees.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses:....................................  $18     $55     $95     $206

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Murray Johnstone International Ltd. (the "Adviser") is an international in-vestment adviser and is an affiliate of the Murray Johnstone Group ("MJ Group"), in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation in 1993. The Adviser, the SEC-regis-tered entity within the MJ Group, has $1.4 billion of assets under management and has U.S. offices in Chicago. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. The minimum for any subsequent investment is $100. Certain ex-ceptions to the initial or minimum investment amounts may be made by the offi-cers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See""REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its trans-action; (2) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (3) The Portfolio may pur-chase securities on a when-issued basis which do not earn interest until is-sued and may decline or appreciate in market value prior to their delivery to the Portfolio; (4) The Portfolio may engage in various currency strategies to seek to hedge its investments against movements in security prices, interest rates, and exchange rates by the use of derivatives, including forward con-tracts, options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect corre-lation in movements in the price of options and futures and movements in the price of securities, interest rates or currencies which are the subject of the hedge. To the extent these transactions involve foreign securities or curren-cies, they are also subject to the risk factors associated with foreign in-vestments generally. There can be no assurance that a liquid secondary market for these hedging techniques will exist at any specific time. (See "INVESTMENT POLICIES.").

                           FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the period presented of the Portfolio's Institutional Service Class Shares. This table is part of the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the year ended April 30, 1997 is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                                              PERIOD FROM
                                                              DECEMBER 31,
                                                                1996***
                                                                   TO
                                                             APRIL 30, 1997
                                                             --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.53
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................................       0.01
  Net Realized and Unrealized Gain (Loss) on Investments....       0.11
                                                                -------
    Total from Investment Operations........................       0.12
                                                                -------
DISTRIBUTIONS
  Net Investment Income.....................................        --
  In Excess of Net Investment Income........................        --
  Net Realized Gain.........................................        --
                                                                -------
    Total Distributions.....................................        --
                                                                -------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.65
                                                                =======
TOTAL RETURN+...............................................       1.14%**
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).....................    $ 3,920
  Ratio of Expenses to Average Net Assets...................       1.76%*
  Ratio of Net Investment Income to Average Net Assets......       0.59%*
  Portfolio Turnover Rate...................................         47%
  Average Commission Rate#..................................    $0.0323
  Voluntarily Waived Fees and Expenses Assumed by the
    Adviser ................................................    $  0.01
  Ratio of Expenses to Average Net Assets Including Expense
    Offsets.................................................       1.75%*

-----------

  * Annualized.

 ** Not annualized.

*** Commencement of Operations.

  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to maximize total return, including both capital appre-ciation and current income, by investing primarily in the common stocks of companies based outside of the United States. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in at least three different countries other than the United States. There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  The Portfolio's investment process begins by seeking to determine the best possible allocation among international stock markets. The Portfolio's Adviser evaluates markets through a proprietary system which analyzes economic fac-tors, stock prices in each market, market performance and trends in monetary policy. Drawing on this information, the Adviser decides which markets the Portfolio should invest in and in what proportion.

  Once the country allocation decision has been made, the Adviser selects un-dervalued stocks in that market. The Adviser rates companies according to the quality of their management, market position, financial strength, ability to earn competitive returns on equity and assets, and growth potential. The Port-folio will invest in stocks that the Adviser determines are undervalued com-pared to industry norms within their countries. It is expected that invest-ments will be diversified throughout the world and within markets to minimize specific country and currency risks. While investments will be made primarily in securities of companies domiciled in developed countries, investments will also be made in developing countries. (See "FOREIGN INVESTMENT RISK FACTORS.")

  Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in common stocks of companies in at least three countries outside the United States. It is expected that generally, the Portfolio will invest in common stocks of companies listed on U.S. or foreign stock ex-changes, but it may also invest in stocks traded in the over-the-counter mar-ket. Common stocks for this purpose also include securities having common stock characteristics such as rights and warrants to purchase common stocks. The Portfolio may also invest in convertible securities and preferred stocks. The Portfolio may also invest in foreign equity securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRS) and other similar global instruments. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose mate-rial information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. EDRs are receipts typically issued by a European bank or trust company evidencing own-ership of the underlying foreign securities.

FOREIGN INVESTMENT RISK FACTORS
  Investors should recognize that investing in foreign securities involves certain risks which are not typically associated with investing in domestic securities. Since securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  In addition, non-U.S.-based companies are not subject to the same account-ing, auditing and financial reporting standards as are domestic companies. There may be less publicly-available information about non-U.S.-based compa-nies which may make it difficult to make investment decisions. Also, stock markets outside the U.S. are typically less liquid -- that is, it is more dif-ficult to sell large quantities of a stock without driving its price down or to buy without pushing its price up. Market regulation may be less rigorous in some markets. Finally, political factors may have an impact in the form of confiscatory taxation, expropriation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

  Investing in the foreign securities of developing countries presents addi-tional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such re-spects as growth of gross domestic product, rate of inflation, currency depre-ciation, capital reinvestment, resource self-sufficiency and balance of pay-ments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, man-aged adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic condi-tions in the countries with which they trade.

  With respect to any developing country, there is the possibility of nation-alization, expropriation or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmental regulation, social instability or diplomatic developments (including war) which could adversely affect the economics of such countries or the value of the Portfolio's investments in those countries. In addition, it may be diffi-cult to obtain and enforce a judgment in a court outside of the United States.

  The Portfolio may engage in various investment techniques such as futures contracts, options on futures contracts, options, and interest rate swap transactions. (See "HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS.")

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques.

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of a Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may by purchased by the Portfolio.

 The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the Seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 75%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advisory fee and any other fees it earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  The Portfolio may use options (both exchange-traded and over-the-counter) to attempt to enhance income. To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, options on futures and forward currency contracts. These instruments are commonly referred to as derivatives. Hedging strategies may also be used in an attempt to manage the Portfolio's exposure to changing interest rates, security prices and currency exchange rates. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call options on any security, index or currency including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The SAI contains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the SAI.

  The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions. For example, when the Adviser anticipates making a currency exchange transaction in connection with the purchase or sale of a security, the Portfolio may enter into a forward contract in order to set the exchange rate at which the trans-action will be made. The Portfolio also may enter into a forward contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities denominated in such currency.

  The Portfolio may use forward contracts in one currency or a basket of cur-rencies to hedge against fluctuations in the value of another currency when the Adviser anticipates there will be a correlation between the two and may use forward currency contracts to shift the Portfolio's exposure to foreign currency fluctuations from one country to another. The purpose of entering into these contracts is to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

  The Portfolio may enter into interest rate protection transactions, which consist of interest rate swaps and interest rate caps, collars and floors, for hedging purposes. These transactions are commonly known as derivatives. A swap is an agreement to exchange the return generated by one instrument for the re-turn generated by another instrument. The swaps in which the Portfolio may also engage include interest rate caps, floors and collars under which one party pays a single or periodic fixed amount (or premium), and the other party pays periodic amounts on the movement of a specified index.

  The Portfolio may enter into interest rate protection transactions to pre-serve a return or spread on a particular investment or portion of its portfo-lio or to protect against any increase in the price of securities it antici-pates purchasing at a later date. The Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers be-lieved by the Adviser to present minimal credit risks in accordance with guidelines established by the Fund's Board of Trustees. Interest rate swaps, caps, floors and collars will be treated as illiquid securities and will therefore, be subject to the Portfolio's investment restriction limiting in-vestment in illiquid securities to no greater than 15% of net assets.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such hedging strategies, which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price move-ments of the investments being hedged, (3) the fact that, while hedging strat-egies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio secu-rity at a disadvantageous time, due to the need for it to maintain "cover" or to segregate securities in connection with hedging transactions and the possi-ble inability of the Portfolio to close out or to liquidate its hedged posi-tion.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as the loans are made in compli-ance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f) (i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain excep-tions may be made by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Service Class. The two classes of shares each represent interests in the same portfo-lio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may in-clude transaction fees and/or service fees paid by the Fund from the Fund as-sets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.


INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                              Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.


ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the address above or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account name and number is identified on the check or wire.

  Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this prospectus. Mail orders should in-clude, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this

Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Portfolio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be deliv-ered to the Fund by the investor upon receipt from the issuer. Securities ac-quired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker- dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintain-ing shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or in-direct financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Under the plans as implemented, expenses may be no more than 0.25%. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales repre-sentatives or other third parties who render promotional and distribution services, for items such as advertising expenses, selling expenses, commis-sions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into the Portfolio, a shareholder should read its Prospec-tus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfo-lio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES -- BY TELEPHONE." An ex-change into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cumu-lative or aggregate total return reflects actual performance over a stated pe-riod of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total re-turn if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or phone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders of both of its classes annual-ly. If any net capital gains are realized, the Portfolio will normally dis-tribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.


FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends, whether distributed as cash or reinvested in shares are taxable to shareholders as ordinary income. Short-term capital gains will also be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. The Portfolio will notify shareholders annually of dividend in-come for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is an international investment adviser and is an affiliate of the MJ Group, in Glasgow, Scotland. The MJ Group's origins date back to 1907, and it currently has $7 billion in assets under management. The MJ Group has a 200-member staff including 40 investment professionals. It became a subsidiary of United Asset Management Corporation ("UAM") in 1993. The Adviser, the SEC-registered entity within the MJ Group, has $1.4 billion of assets under man-agement and has U.S. offices in Chicago.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid every month as a per-centage of the average net assets in the Portfolio for that month. The per-centage fee on an annual basis is 0.75%. This investment advisory fee is higher than that paid by many mutual funds but not necessarily higher than fees paid by funds with investment objectives similar to that of the Portfo-lio.

  The investment professional at the Adviser responsible for the day-to-day management of the Portfolio and his qualifications are as follows:

  RODGER SCULLION, MANAGING DIRECTOR OF THE ADVISER, has 25 years of invest-ment experience, the last 13 years based in Glasgow with the MJ Group. He is the portfolio manager of the Murray Smaller Markets Investment Trust, a closed-end investment fund registered in the United Kingdom, which invests in as many as 45 markets worldwide. Mr. Scullion is the Adviser's Chief Investment Officer and the lead person on the country allocation team. During his tenure at the MJ Group, he has held portfolio management responsibilities for investments in the U.S., Europe, Japan and the Far East.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   MJI International Equity Portfolio..................................... 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensa-tion under the Agreement with respect to this Portfolio (except as described under "Service and Distribution Agreements). This Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                           GENERAL INFORMATION

  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no preemptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Harnat & Co. and Fleet National Bank, Trustee, Davies Medical Pension Plan, held of record 49.6% and 36.8% of the outstanding shares of the Portfolio's Institutional Service Class; Freya Fanning & Co. held of record 29.8% of the outstanding shares of the Portfolio's Institutional Class. Beneficial ownership of these accounts is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940
Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servic-ing, and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. Information about the Service Class Shares of the Portfolios along with the fees and ex-penses associated with such shares is available upon request by contacting the UAM Funds Service Center.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. To the extent required by the undertaking, the Fund will assist shareholder communications in such mat-ters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio

 Sirach Special Equity Portfolio

 Sirach Strategic Balanced Portfolio

 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio

 Sterling Partners' Equity Portfolio

 Sterling Partners' Short-Term Fixed Income Portfolio

 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Murray Johnstone International Ltd.
  Glasgow, Scotland

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110




  PROSPECTUS

  July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  Newbold's Equity Portfolio

  Institutional
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Shareholder Services.......................................................  18
Valuation of Shares........................................................  18
Performance Calculations...................................................  19
Dividends, Capital Gains Distributions and Taxes...........................  19
Investment Adviser.........................................................  20
Administrative Services....................................................  21
Distributor................................................................  22
General Information........................................................  22
UAM Funds -- Institutional Class Shares....................................  24

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES
             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. Newbold's Eq-uity Portfolio currently offers two separate classes: Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees pay-able by the class to financial institutions for services they provide to the owners of such shares. The securities offered in this Prospectus are Institu-tional Class Shares of one diversified, no-load Portfolio of the Fund managed by Newbold's Asset Management, Inc.

  NEWBOLD'S EQUITY PORTFOLIO. Newbold's Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of under-valued equity securities of statistically attractive companies.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Shareholders of the Portfolio should note that the Fund's Board of Trustees voted unanimously on June 19, 1997 to combine the Portfolio with PBHG Large Cap Value Fund, a series of The PBHG Funds, Inc. It is anticipated that the terms of the proposed combination will be submitted to shareholders of the Portfolio for approval at a meeting to be held on September 27, 1997. Proxy materials will be delivered to Shareholders before that date, which will ex-plain in detail the terms of the proposed combination.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Institutional Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases:........................................ NONE
   Sales Load Imposed on Reinvested Dividends:............................. NONE
   Deferred Sales Load:.................................................... NONE
   Redemption Fees:........................................................ NONE
   Exchange Fees:.......................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE AVERAGE OF NET ASSETS)

   Investment Advisory Fees:...........................................  0.50 %
   Administrative Fees:................................................  0.48 %
   12b-1 Fees:.........................................................  NONE
   Other Expenses:.....................................................  0.47 %
   Advisory Fees Waived and Expenses Assumed:.......................... (0.55)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver):........................  0.90 %*
                                                                        =====

-----------

* The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's total annual operating ex-penses (excluding interest, taxes and extraordinary expenses), after the ef-fect of expense offsets, from exceeding 0.90% of average daily net assets through January 29, 1998. For the fiscal year ended April 30, 1997, the Portfolio had no expense offsets. Absent the fee waivers and assumption of expenses by the Adviser, the Portfolio's Institutional Class Shares' total annual operating expenses would have been 1.45% of average daily net assets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the Portfolio's Institutional Class Shares' operations during the fiscal year ended April 30, 1997.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of the time period indicated. The Portfo-lio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................   $9     $29     $50     $111

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Newbold's Asset Management, Inc. (the "Adviser") is a registered investment adviser. Founded in 1940, the firm currently has over $4.8 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. The minimum for any subsequent investment is $100. Certain ex-ceptions to the initial or minimum investment amounts may be made by the offi-cers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest in the securi-ties of foreign issuers which may be subject to additional risk factors, in-cluding foreign currency risks, not applicable to securities of U.S. issuers;
(3) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in mar-ket value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio's Institutional Class Shares. This table is part of the Portfolio's Financial Statements in-cluded in the Portfolio's 1997 Annual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Financial Statements in the Annual Report have been audited by Price Waterhouse LLP whose unqualified opinion on the Financial Statements for the year ended April 30, 1997 is also incorporated into the Portfolio's SAI. Please read the following information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                            SEPTEMBER 13, 1995*
                                                    TO            YEAR ENDED
                                              APRIL 30, 1996    APRIL 30, 1997
                                            ------------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD.......       $ 10.00          $ 10.98
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income....................          0.14             0.24
  Net Realized and Unrealized Gain on
    Investments............................          0.98             1.79
                                                  -------          -------
    Total From Investment Operations.......          1.12             2.03
                                                  -------          -------
DISTRIBUTIONS
  Net Investment Income....................         (0.12)           (0.25)
  Net Realized Gain........................         (0.02)           (1.25)
                                                  -------          -------
    Total Distributions....................         (0.14)           (1.50)
                                                  -------          -------
NET ASSET VALUE, END OF PERIOD.............       $ 10.98          $ 11.51
                                                  =======          =======
TOTAL RETURN+..............................         11.31%***        19.89%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......       $14,090          $12,642
Ratio of Net Expenses to Average Net
  Assets...................................          0.90%**          0.90%
Ratio of Net Investment Income to Average
  Net Assets...............................          2.27%**          2.10%
Portfolio Turnover Rate....................            75%              83%
Average Commission Rate....................       $0.0566          $0.0599
Voluntary Waived Fees and Expenses Assumed
  by the Adviser Per Share.................       $  0.06          $  0.06
Ratio of Expenses to Average Net Assets
 Including Expense Offsets.................          0.90%**          0.90%

-----------

  * Commencement of Operations.

 ** Annualized.

*** Not Annualized.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                             INVESTMENT OBJECTIVE

  The Newbold's Equity Portfolio seeks to achieve maximum long-term total re-turn, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically at-tractive companies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock Index). There can be no assurance that the Portfolio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on four key elements: Market capitalization --
 $1 billion or more for purposes of liquidity; Dividend payout -- ordinarily must pay cash dividends; Financial leverage -- debt should not be excessive, and an investment grade bond rating is required; and Return on average five-year equity -- after the three previous criteria have been applied, this eval-uation is used as a measurement of profitability in selecting the top 500 com-panies.

  The stock issues of the top 500 companies are then sorted by price/earnings ratio, ranked from highest to lowest and broken into five groups, each con-sisting of 100 stocks. The bottom two groups are subject to intense fundamen-tal analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation process.

  Once the Portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price- /earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPA-NIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counterparty selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. The Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES
  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those ap-plicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS
  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, and options on futures contracts. Hedging strate-gies may also be used in an attempt to manage the Portfolio's exposure to changing security prices. The Portfolio's ability to use these strategies may be limited by mar-ket conditions, regulatory limits and tax considerations. The Portfolio's ob-ligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures con-tracts, write covered call options and buy put and call options on any secu-rity or index, including options and futures traded on foreign exchanges and options not traded on exchanges. The Portfolio's SAI contains further informa-tion on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures con-tracts or call options thereon by the Portfolio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and re-purchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's SAI.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that oth-erwise would be favorable for it to do so, or the possible need for the Port-folio to sell a security at a disadvantageous time due to the need for it to maintain "cover" or to segregate securities in connection with hedging trans-actions, and the possible inability of the Portfolio to close out or to liqui-date its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and

      (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), without a sales commission at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The minimum initial investment required is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain ex-ceptions may be made by officers of the Fund.

  Shares of the Portfolio may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Portfolio shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, which would not be imposed if shares of the Portfolio were pur-chased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their customers that are not available to a share-holder dealing directly with the Fund. A salesperson and any other person en-titled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York

Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the or-der must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are respon-sible to their customers and the Fund for timely transmission of all subscrip-tion and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT BY MAIL
  . Complete and sign an Application, and mail it together with a check pay-able to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired, and the name of the bank wiring the funds. An account number will be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name ________________
                          Your Account Number __________________
                           Your Account Name _________________
                          Wire Control Number ________________

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check to the UAM Service Center (payable to "UAM Funds") or by wiring money to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account name and number is identified on the check or wire and the Portfolio to be purchased is specified.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of the Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of the Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by the Port-folio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for invest-ment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the

    Portfolio will not exceed 5% of the net assets of the Portfolio immedi-ately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of securi-ties or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                              REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after re-ceipt of the redemption request. No charge is made for redemptions. Any redemp-tion may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

  . redemptions where the proceeds are to be sent to an address which is not the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, as well as through most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares sold under proper proce-dures within one business day of and no more than seven days after receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Institutional Class Shares of the Portfolio may be exchanged for Institu-tional Class Shares of any other UAM Funds Portfolio. (See the list of Portfo-lios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE". An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes), to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of invest-ments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid before February of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $4.8 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such services arrangements, when in effect, are made generally available to all qualified service providers.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and other shareholder services and receives from such entities .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's eligible customer accounts in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it pro-vides to certain defined contribution plan shareholders that are not otherwise provided by UAMFSI.

  An Investment Committee at the Adviser is responsible for the day-to-day management of the Portfolio.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   Newbold's Equity Portfolio............................................. 0.06%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds are allocated among the Portfolios on the basis of their rela-tive assets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum an-nual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the Institutional Class Shares offered in this Prospectus. The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those ap-proving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. This Agreement pro-vides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and re-ports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Institutional Service Class Shares represent an interest in the same assets of a Portfolio. Institutional Service Class Shares bear certain expenses related to shareholder servicing, and may bear expenses related to the distribution of such shares. Service Class Shares have exclu-sive voting rights with respect to matters relating to such distribution ex-penditures. For information about the Service Class Shares of the Portfolios contact the UAM Funds Service Center at the number on the cover of this Pro-spectus.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the number or address listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

 TS&W Balanced Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Newbold's Asset Management, Inc.
  950 Haverford Road
  Bryn Mawr, Pennsylvania

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110




                      PROSPECTUS


                      July 10, 1997

  [LOGO OF UAM FUNDS APPEARS HERE]

  Newbold's Equity
  Portfolio

  Institutional Service
  Class Shares

                    July 10, 1997
             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Investment Objective.......................................................   4
Investment Policies........................................................   4
Other Investment Policies..................................................   5
Investment Limitations.....................................................  11
Purchase of Shares.........................................................  12
Redemption of Shares.......................................................  15
Other Redemption Information...............................................  16
Service and Distribution Plans.............................................  17
Shareholder Services.......................................................  19
Valuation of Shares........................................................  19
Performance Calculations...................................................  20
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  22
Distributor................................................................  23
General Information........................................................  23
UAM Funds -- Service Class Shares..........................................  25

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                          NEWBOLD'S EQUITY PORTFOLIO
                      INSTITUTIONAL SERVICE CLASS SHARES
             INVESTMENT ADVISER: NEWBOLD'S ASSET MANAGEMENT, INC.

-------------------------------------------------------------------------------

                       PROSPECTUS -- JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. Shares of each class represent equal, pro rata interests in a Portfolio and accrue dividends in the same manner except that Service Class Shares bear fees payable by the class (at the rate of .40% per annum) to financial institutions for services they provide to the owners of such shares. (See "SERVICE AND DISTRIBUTION PLANS.") Newbold's Equity Portfolio currently offers two classes of shares:
Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). The securities offered in this Prospectus are Service Class Shares of one diversified, Portfolio of the Fund managed by Newbold's Asset Management, Inc.

  NEWBOLD'S EQUITY PORTFOLIO. The Newbold's Equity Portfolio (the "Portfolio") seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of under-valued equity securities of statistically attractive companies.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Shareholders of the Portfolio should note that the Fund's Board of Trustees voted unanimously on June 19, 1997 to combine the Portfolio with PBHG Large Cap Value Fund, a series of The PBHG Funds, Inc. It is anticipated that the terms of the proposed combination will be submitted to shareholders of the Portfolio for approval at a meeting to be held on September 27, 1997. Proxy materials will be delivered to Shareholders before that date, which will ex-plain in detail the terms of the proposed combination.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

  ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees............................................  0.50%
   Administrative Fees.................................................  0.48%
   12b-1 Fees (Including Shareholder Servicing Fees)+..................  0.40%
   Other Expenses......................................................  0.47%
   Advisory Fees Waived and Expenses Assumed........................... (0.55)%
                                                                        -----
   Total Operating Expenses (After Fee Waiver and Expenses Assumed)....  1.30%+*
                                                                        =====

-----------

+ See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permit-ted by rules of the National Association of Securities Dealers, Inc.

* The Adviser has voluntarily agreed to waive its advisory fees and assume op-erating expenses to keep the Portfolio's Service Class Shares' total operat-ing expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offset arrangements, from exceeding 1.30% of average daily net assets until January 29, 1998. Absent the fee waivers and assump-tion of expenses by the Adviser, the Portfolio's Service Class Shares' total annual operating expenses would have been 1.85% of average daily net assets. The Portfolio will not reimburse the Adviser for any advisory fees which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expense an investor would bear di-rectly or indirectly. The fees and expenses set forth above are based upon the Portfolio's Institutional Class Shares operations during the fiscal year ended April 30, 1997, except they have been restated to reflect the Service Class Shares' 12b-1 fees.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolios charge no redemption fees of any kind.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
   Expenses......................................................  $ 13   $ 41

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER
  Newbold's Asset Management, Inc. (the "Adviser") is a registered investment adviser. Founded in 1940, the firm currently has over $4.8 billion in assets under management. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion, to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment in the Portfolio is $2,500. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA ac-counts is $250. The minimum for any subsequent investment is $100. Certain ex-ceptions to the initial or minimum investment amounts may be made by the offi-cers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in an annual dividend. Any realized net capital gains will also be distributed annually. Distributions will be reinvested in the Portfolio's shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS OF SHARES

  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation ("UAM"), is responsible for performing and oversee-ing administration, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMIN-ISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which the Portfolio invests. Prospective investors should consider the following: (1) The Portfolio may engage in various strate-gies to seek to hedge its investments against movements in security prices by the use of derivatives including options and futures as well as options on futures. Such strategies are commonly referred to as "derivatives" and involve the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. Options and futures transactions in foreign markets are also subject to the risk factors associated with foreign investments generally. There can be no assurance that a liquid secondary market for options and futures contracts will exist at any specific time; (2) The Portfolio may invest in the securi-ties of foreign issuers which may be subject to additional risk factors, in-cluding foreign currency risks, not applicable to securities of U.S. issuers;
(3) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (4) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (5) The Portfolio may purchase securities on a when-issued basis which do not earn interest until issued and may decline or appreciate in mar-ket value prior to their delivery to the Portfolio. (See "OTHER INVESTMENT POLICIES.")

                             INVESTMENT OBJECTIVE

  The Portfolio seeks to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically attractive compa-nies. The Adviser believes that the Portfolio's performance over the long term will be superior to its benchmark index (the Standard & Poor's 500 Stock In-dex). There can be no assurance that the Portfolio will achieve its stated ob-jective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting of common stock, preferred stock, convertible preferred stock, con-vertible bonds, rights and warrants. The Portfolio will invest primarily in equity securities of large capitalization companies which are defined as those with equity capitalizations greater than $1 billion at the time of purchase.

  The Adviser believes that investment value and return can be achieved by in-vesting in stocks with a low price relative to current earnings. This bottom-up approach seeks to identify companies whose earnings growth suggests an in-creasing stream of future dividend income and whose share prices represent a level below realizable value.

  The Adviser is able to identify prospective companies through a computerized screening process which rates on three key elements: Market capitalization--$1 billion or more for purposes of liquidity; Dividend payout--ordinarily must pay cash dividends; Financial leverage--debt should not be excessive, and an investment grade bond rating is required.

  The stock issues of the qualifying companies are then sorted by price- /earnings ratio, ranked from highest to lowest and broken into five groups, each consisting of 100 stocks. The bottom two groups are subject to intense fundamental analysis by the Adviser. The objective is to assemble a portfolio of 40-70 statistically attractive stocks which represent relative "value" not generally recognized by the market. However, the Portfolio has the flexibility to invest in less than 40 stocks or more than 70 stocks, as the Adviser deems necessary. Earnings for cyclical stocks are normalized in this valuation proc-ess.

  Once the portfolio has been constructed, its price/earnings multiples are continually monitored. The Portfolio will stop buying a stock when its price- /earnings ratio approaches the current price/earnings multiple of the Standard & Poor's 500 Stock Index. The stock is sold when it moves above the market's multiple.

  When the Adviser believes that market conditions warrant a defensive posi-tion, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary de-fensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated investment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% its as-sets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities or investment techniques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., or if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies,
(ii) in the case of U.S. banks, it is a member of the Federal Deposit Insur-ance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality compara-ble with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that the Port-folio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, the Portfolio may incur lower transactions costs and earn higher rates of interest on joint repurchase agreements. The

Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices--not to in-crease its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securities.

FOREIGN INVESTMENTS
  Investing in foreign companies may involve additional risks and considera-tions which are not typically associated with investing in U.S. companies. Since stocks of foreign companies are normally denominated in foreign curren-cies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As non-U.S. companies are not generally subject to uniform accounting, au-diting and financial reporting standards and practices comparable to those applicable to U.S. companies, comparable information may not be readily avail-able about certain foreign companies. Securities of some non-U.S. companies may be less liquid and more volatile than securities of comparable U.S. compa-nies. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those coun-tries.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments.

HEDGING AND RELATED STRATEGIES AND RISK CONSIDERATIONS

  To reduce the overall risk of its investments (hedge), the Portfolio may use options, futures contracts, and options on futures contracts. Hedging strate-gies may also be used in an attempt to manage the Portfolio's exposure to changing security prices. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. The Portfolio's obligation under such hedging strategies will be covered by the maintenance of a segregated account consisting of cash, or liquid securities equal to at least 100% of the Portfolio's commitment. The Portfolio may buy or sell futures contracts, write covered call options and buy put and call op-tions on any security or index, including options and futures traded on for-eign exchanges and options not traded on exchanges. The Portfolio's SAI con-tains further information on all of these strategies and the risks associated with them.

  The Portfolio may write or purchase options in privately negotiated transac-tions ("OTC Options") as well as listed options. OTC Options can be closed out only by agreement with the other party to the transaction. Any OTC Option pur-chased by the Portfolio is considered an illiquid security. Any OTC Option written by the Portfolio will be with a qualified dealer pursuant to an agree-ment under which the Portfolio may repurchase the option at a formula price. Such options are considered illiquid to the extent that the formula price ex-ceeds the intrinsic value of the option. The Portfolio may not purchase or sell futures contracts or related options for which the aggregate initial mar-gin and premiums exceed 5% of the fair market value of the Portfolio's assets. In order to prevent leverage in connection with the purchase of futures contracts or call options thereon by the Portfo-lio, an amount of cash, cash equivalents or liquid securities equal to the market value of the obligation under the futures contracts or options (less any related market deposits) will be maintained in a segregated account with the Fund's Custodian. The Portfolio may not invest more than 15% of its net assets in illiquid securities and repurchase agreements which have a maturity of longer than seven days. A more complete discussion of the potential risks involved in transactions in options or futures contracts and related options is contained in the Portfolio's SAI.

  RISK CONSIDERATIONS. The Portfolio might not employ any of the hedging strategies described above, and there can be no assurance that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a strategy for the Portfolio, the Portfolio would be in a better position if it had not hedged at all. In addition, the Portfolio will pay commissions and other costs in connection with such invest-ments which may increase the Portfolio's expenses and reduce its return.

  The use of these strategies involves certain risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Portfolio's securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments and (4) the possible inability of the Portfolio to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a security at a disadvanta-geous time due to the need for it to maintain "cover" or to segregate securi-ties in connection with hedging transactions, and the possible inability of the Portfolio to close out or to liquidate its hedged position.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these re-stricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may also invest up to 15% of its net assets in securities that are illiquid. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securi-ties.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the U.S. Government or any of its agencies or instrumentali-
      ties);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of the Portfolio and Classes are offered through UAM Fund Distribu-tors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. The required minimum initial investment for the Portfolio is $2,500. The initial investment minimum for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Cer-tain exceptions may be determined by the officers of the Fund.

  The Portfolio issues two classes of shares: Institutional Class and Institu-tional Service Class. The two classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Service Class Shares offered by this Prospectus bear shareholder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pur-suant to which the distribution fee may be paid. The two classes have differ-ent exchange privileges. (See "EXCHANGE PRIVILEGE.") The net income attribut-able to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be re-duced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans, which may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one par-ticular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of the Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

BY MAIL
  . Complete and sign an Application and forward it together with a check payable to UAM Funds to:

                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, the Portfolio selected (Service Class Shares), the amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

  . instruct your bank to wire the specified amount to the Fund's Custodian;

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on days when the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS
  Additional investment may be made at any time. The minimum additional in-vestment is $100. Shares may be purchased at net asset value through your Service Agent or by mailing a check to the UAM Funds Service Center (payable to "UAM Funds") at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that your account number, account name, class of shares, and the Portfolio to be purchased, are specified on the check or wire.

  Prior to wiring additional investments, please notify the UAM Funds Service Center. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION
  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares of each Portfolio or to reject pur-chase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be issued. Certif-icates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES
  If accepted by the Fund, shares of a Portfolio may be purchased in exchange for securities which are eligible for acquisition by the Portfolio, as de-scribed in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

  . at the time of exchange, such securities are eligible to be included in the Portfolio (current market quotations must be readily available for such securities);

  . the investor represents and agrees that all securities offered to be ex-changed are liquid securities and not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or other-wise; and

  . the value of any such securities (except U.S. Government securities) be-ing exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio im-mediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of the Portfolio may be redeemed by mail or telephone, at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

  . share certificates, if issued;

  . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

  . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

  . any other necessary legal documents, if required, in the case of es-tates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

  . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Applica-tion; and

  . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

  . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

  . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requir-ing the investor to provide certain personal identification at the time an ac-count is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

  . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

  . redemptions where the proceeds are to be sent to an address which is not the registered address; or

  . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible signature guarantors include most banks, as well as most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

                         OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares sold under proper proce-dures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may sus-pend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur bro-kerage charges on the sale of portfolio securities received in payment of re-demptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.40% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain Fund shareholders and alter-native means for continuing the servicing of such shareholders would be sought.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indi-rect financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that the Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Port-folio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of the Portfolio's net assets. Under the Plans as implemented, Distribution Plan expenses may be no more than 0.15% and Serv-ice Plan expenses may be no more than 0.25%. Upon implementation, the Distri-bution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who ren-der promotional and distribution services, for items such as advertising ex-penses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to

33.3% of the portion of the investment advisory fees attributable to the in-vested assets of Smith Barney's eligible customer accounts without regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain de-fined contribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets attributable to the class, less any liabilities attrib-utable to the class, by the number of shares outstanding attributable to the class. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  Performance will be calculated separately for Institutional Class and Serv-ice Class Shares. Dividends paid by the Portfolio with respect to Institu-tional Class and Service Class Shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that service fees, distribution charges and any incremental transfer agency costs relating to Service Class Shares will be borne exclusively by that class.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices, all as further described in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual current basis and maintain a portfolio of in-vestments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1940. Its business offices are located at 950 Haverford Road in Bryn Mawr, Pennsylvania. The Ad-viser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides and offers investment management and advisory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has over $4.8 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is accrued daily and paid monthly as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.50%.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  An Investment Committee at the Adviser is responsible for the day-to-day management of the Portfolio.

                            ADMINISTRATIVE SERVICES

  UAMFSI, a wholly-owned subsidiary of UAM, is responsible for performing and overseeing administrative, fund accounting, dividend disbursing and transfer agent services provided to the Fund and its Portfolios. UAMFSI's principal of-fice is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcon-tracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
     Newbold's Equity Portfolio........................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined UAM Funds assets;

    0.11 of 1% of the next $800 million of combined UAM Funds assets;

    0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

    0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Fund's are allocated among the Portfolios on the basis of their rel-ative assets and are subject to a graduated minimum fee schedule per Portfo-lio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Distribution Agreement"), the Distributor, as agent of the Fund, agrees to use its best ef-forts as sole distributor of the Fund's shares. The Distributor does not re-ceive any fee or other compensation under the Distribution Agreement (except as described under "Service and Distribution Plans" above). The Agreement con-tinues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trust-ees who are neither parties to the Agreement nor interested persons of any such party. This Distribution Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servic-ing, and the distribution of such shares and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid and with respect to matters relating to such distribution ex-penditures. Information about the Institutional Class Shares of the Portfolios is available upon request by contacting the UAM Funds Service Center.

  Annual meetings except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of share-holders if such a meeting is requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist share-holder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                        UAM FUNDS--SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio

 Sirach Growth Portfolio
 Sirach Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Special Equity Portfolio

 Sterling Partner's Balanced Portfolio
 Sterling Partner's Equity Portfolio
 Sterling Partner's Short-Term Fixed Income
 Sterling Partners' Small Cap Value Portfolio

 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Newbold's Asset Management, Inc.
  950 Haverford Road
  Bryn Mawr, Pennsylvania

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110

  PROSPECTUS

  July 10, 1997

[LOGO OF UAM FUNDS APPEARS HERE]

  TJ Core Equity
  Portfolio

  Institutional Service
  Class Shares

                    July 10, 1997

             P R O S P E C T U S

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objective.......................................................   6
Investment Policies........................................................   6
Other Investment Policies..................................................   7
Investment Limitations.....................................................  12
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  16
Service and Distribution Plans.............................................  18
Shareholder Services.......................................................  20
Valuation of Shares........................................................  20
Performance Calculations...................................................  21
Dividends, Capital Gains Distributions and Taxes...........................  21
Investment Adviser.........................................................  22
Administrative Services....................................................  24
Distributor................................................................  24
General Information........................................................  25
UAM Funds -- Service Class Shares..........................................  27

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                           TJ CORE EQUITY PORTFOLIO

                      INSTITUTIONAL SERVICE CLASS SHARES
          INVESTMENT ADVISER: TOM JOHNSON INVESTMENT MANAGEMENT, INC.

-------------------------------------------------------------------------------

                        PROSPECTUS--JULY 10, 1997

  UAM Funds Trust (the "Fund") is an open-end investment company known as a "mutual fund." The Fund consists of multiple series (known as "Portfolios") each of which has different investment objectives and policies. TJ Core Equity Portfolio currently offers only one class of shares. The securities offered in this Prospectus are Institutional Service Class Shares ("Service Class Shares") of one diversified no-load Portfolio of the Fund managed by Tom John-son Investment Management, Inc.

  TJ CORE EQUITY PORTFOLIO. TJ Core Equity Portfolio (the "Portfolio") seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

  There can be no assurance that the Portfolio will achieve its stated objec-tive.

  Keep this Prospectus for future reference. It contains information that you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated July 10, 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Service Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES

  The following table illustrates expenses and fees that a shareholder of the Portfolio's Service Class Shares would incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PURCHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

   Sales Load Imposed on Purchases......................................... NONE
   Sales Load Imposed on Reinvested Dividends.............................. NONE
   Deferred Sales Load..................................................... NONE
   Redemption Fees......................................................... NONE
   Exchange Fees........................................................... NONE

                        ANNUAL FUND OPERATING EXPENSES

                 (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Investment Advisory Fees.........................................  0.75 %
   Administrative Fees..............................................  3.16 %
   12b-1 Fees (Including Shareholder Servicing Fees)................  0.25 %
   Other Expenses...................................................  2.44 %
   Advisory Fees Waived and Expenses Assumed........................ (5.35)%
                                                                     -----
   Total Operating Expenses (After Fee Waivers and Expenses
     Assumed).......................................................  1.25 %+*
                                                                     =====

-----------
+ See "SERVICE AND DISTRIBUTION PLANS." Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permit-ted by rules of the National Association of Securities Dealers, Inc.

* The Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses to keep the Portfolio's Service Class Shares' total annual operating expenses (excluding interest, taxes and ex-traordinary expenses), after the effect of expense offsets, from exceeding 1.25% of average daily net assets through January 1, 1999. The figures above include the effect of expense offsets. If expense offsets were excluded, To-tal Operating Expenses for the fiscal year ended April 30, 1997 would be 1.26%. (See "FINANCIAL HIGHLIGHTS.") Absent the fee waivers and assumption of expenses by the Adviser, the total annual operating expenses of the Port-folio's Service Class Shares would have been 6.60% of average daily net as-sets. The Adviser will not be reimbursed by the Fund for any advisory fees which are waived or expenses which the Adviser may bear on behalf of the Portfolio for a given fiscal year.

  The table above shows various fees and expenses an investor would bear di-rectly or indirectly. The expenses and fees set forth above are based on the

Portfolio's Service Class Shares' operations during the fiscal year ended April 30, 1997, except that they have been restated to reflect the current ex-pense cap.

  The following example illustrates expenses a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. The Portfolio charges no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
   Expenses.....................................  $13     $40     $69     $151

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  Tom Johnson Investment Management, Inc. (the "Adviser") is a registered in-vestment adviser. Founded in 1983, the Adviser currently has approximately $2.2 billion in assets under management. The Adviser is a wholly-owned subsid-iary of United Asset Management Corporation. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of the Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of United Asset Management Corpora-tion to investors at net asset value without a sales commission. Share pur-chases may be made by sending investments directly to the Fund. The minimum initial investment is $2,500. The minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial or minimum investment amounts may be made by the officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS
  The Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. The Portfolio will distribute any realized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES
  Shares of the Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES
  UAM Funds Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United As-set Management Corporation, is responsible for performing and overseeing ad-ministration, fund accounting, dividend disbursing and transfer agency serv-ices provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolio's shares will fluctuate in response to changes in market and economic conditions as well as the financial conditions and pros-pects of the issuers in which a Portfolio invests. Investors should consider the following factors: (1) The Portfolio may invest in repurchase agreements which entail a risk of loss should the seller default on its transaction; (2) The Portfolio may invest a portion of its assets in derivatives including futures contracts and options; (3) The Portfolio may invest in the securities of foreign issuers which may be subject to additional risk factors, including foreign currency risks, not applicable to securities of U.S. issuers; (4) The fixed income securities held by the Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the securities. The value of fixed income securities can be expected to vary inversely to the changes in prevailing interest rates, i.e., as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (5) The Portfolio may invest in investment grade debt securities, but reserves the right to hold securities that have been downgraded. Adverse economic and corporate changes and changes in interest rates may have a greater impact on issuers of lower rated debt securities which the Portfolio may hold, which may lead to greater price volatility. Also, lower rated secu-rities may be more difficult to value accurately or sell in the secondary mar-ket; (6) The Portfolio may lend its investment securities which entails a risk of loss should a borrower fail financially; (7) The Portfolio may purchase se-curities on a when-issued basis which do not earn interest until issued and may decline or appreciate in market value prior to their delivery to the Port-folio; (8) The Portfolio's performance may depend on the ability of the Ad-viser who has substantial experience as an investment adviser but limited ex-perience as an adviser to a mutual fund. (See "INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following table provides selected per share information for a share out-standing throughout the periods presented of the Portfolio. This table is part of the Portfolio's Financial Statements included in the Portfolio's 1997 An-nual Report to Shareholders. The Report is incorporated into the Portfolio's SAI. The Portfolio's Annual Financial Statements have been audited for the pe-riod ended April 30, 1997 by Price Waterhouse LLP whose unqualified opinion thereon is also incorporated into the Portfolio's SAI. Please read the follow-ing information in conjunction with the Portfolio's 1997 Annual Report to Shareholders.

                                             SEPTEMBER 28, 1995*
                                                     TO            YEAR ENDED
                                               APRIL 30, 1996    APRIL 30, 1997
                                             ------------------- --------------
NET ASSET VALUE, BEGINNING OF PERIOD........       $ 10.00          $ 11.05
                                                   -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income.....................          0.06             0.12
  Net Realized and Unrealized Gain on
    Investments.............................          1.05             2.08
                                                   -------          -------
    Total From Investment Operations........          1.11             2.20
                                                   -------          -------
DISTRIBUTIONS
  Net Investment Income.....................         (0.06)           (0.11)
  Net Realized Gain.........................           --             (0.09)
    Total Distributions.....................         (0.06)           (0.20)
                                                   -------          -------
NET ASSET VALUE, END OF PERIOD..............       $ 11.05          $ 13.05
                                                   =======          =======
TOTAL RETURN+...............................         11.13 %          20.14 %
RATIOS AND SUPPLEMENTAL DATA
  Net Assets, End of Period (Thousands).....       $ 1,023          $ 2,888
  Ratio of Expenses to Average Net Assets...          1.38 %**         1.26 %
  Ratio of Net Investment Income to Average
    Net Assets..............................          1.06 %**         1.07 %
  Portfolio Turnover Rate...................            17 %             27 %
  Average Commission Rate...................       $0.0600          $0.0600
  Voluntary Waived Fees and Expenses Assumed
    by the Adviser Per Share................       $  0.74          $  0.60
  Ratio of Expenses to Average Net Assets
    Including Expense Offsets...............          1.25 %**         1.25 %**

-----------
 *  Commencement of Operations.
**  Annualized.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

                             INVESTMENT OBJECTIVE

  The Portfolio seeks maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. The Portfolio may also invest in other equity-related securities such as preferred stocks, convertible preferred stocks, convertible bonds, op-tions, futures, rights and warrants. There can be no assurance that the Port-folio will achieve its stated objective.

                              INVESTMENT POLICIES

  In seeking its investment objective, the Portfolio will invest at least 65% of its total assets, under normal circumstances, in equity securities, con-sisting primarily of common stock of companies with market capitalizations greater than $200 million at the time of purchase. Furthermore, the Portfolio will invest so that 80% of the Portfolio's common stock holdings will be of issuers with market capitalizations greater than $800 million. The Portfolio may also invest in other equity-related securities such as preferred stock, convertible preferred stock, convertible bonds, options on stock indices, rights and warrants. The Portfolio may also invest up to 35% of its assets in investment grade debt securities which are generally considered to be those securities having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa) or Standard & Poor's Corporation (AAA, AA, A or BBB) or, if unrated, of equivalent quality in the Adviser's judgment. Secu-rities rated Baa or BBB may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of is-suers than higher rated securities. The Adviser also reserves the right to re-tain securities which are downgraded by one or both of the rating agencies, if in the Adviser's judgment, the retention of securities is warranted. Up to 20% of the Portfolio's assets may be invested in the securities of foreign is-suers.

  The Adviser believes that maximum total return can be achieved by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance. Beginning with a thorough analysis of current and anticipated economic fundamentals, ex-amining key economic variables such as the level and direction of interest rates, forecasted growth in the GDP, anticipated gains in corporate profits, inflationary pressures, and money supply growth, as well as other variables, the Adviser is able to determine the basis for asset allocation between stocks and cash and cash equivalents.

  The analysis of key economic variables also helps identify industry groups or specific industries which should benefit as a result of anticipated eco-nomic fundamentals. These industry groups are then analyzed in detail begin-ning with industry screens, going onto individual company analysis, and fi-nally specific purchase recommendations. Of particular interest to the Adviser is the valuation being placed upon the company as well as the forecasted growth in earnings and dividends over the next 1 to 5 years.

  It is anticipated that cash reserves will represent a relatively small per-centage of the Portfolio's assets. Under normal circumstances, it will be less than 20%. However, when the Adviser believes that market conditions warrant a defensive position, up to 100% of the Portfolio's assets may be held in cash and short-term investments. See "SHORT-TERM INVESTMENTS and REPURCHASE AGREE-MENTS" below for a description of the types of short-term instruments in which the Portfolio may invest for temporary defensive purposes. When the Portfolio is in a defensive position, it may not necessarily be pursuing its stated in-vestment objective.

                           OTHER INVESTMENT POLICIES

  The Portfolio may also, under normal circumstances, invest up to 35% of its assets, unless restricted by additional limitations described below or in the Portfolio's SAI, in the following securities, investments or investment tech-niques:

SHORT-TERM INVESTMENTS
  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, the Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or, if unrated, de-termined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by the Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 10% of the total assets of the Portfolio. The Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by the Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By entering into these in-vestments on a joint basis, it is expected that a Portfolio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC, for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, the Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause the Portfolio to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent counter-party selection criteria and careful monitoring procedures. The Fund has received permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint basis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agreements. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT-TERM INVESTMENTS.")

LENDING OF SECURITIES
  The Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. The Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Trustees. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Trustees. The Portfolio will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, FORWARD DELIVERY AND DELAYED SETTLEMENT SECURITIES

  The Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available, and for which a market exists, but which are not available for immediate delivery. When-issued and forward delivery transactions may be expected to occur a month or more be-fore delivery is due. Delayed settlement is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by the Portfolio until it re-ceives delivery or payment from the other party to any of the above transac-tions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Portfolio will maintain a separate account of cash or liquid securities at least equal to the value of purchase commitments until payment is made. Typically, no income ac-crues on securities purchased on a delayed delivery basis prior to the time delivery is made although the Portfolio may earn income on securities it has deposited in a segregated account.

  The Portfolio may engage in these types of purchases in order to buy securi-ties that fit with its investment objectives at attractive prices -- not to increase its investment leverage.

PORTFOLIO TURNOVER
  Portfolio turnover is not anticipated to exceed 60%. In addition to Portfo-lio trading costs, higher rates of portfolio turnover may result in the reali-zation of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX-ES" for more information on taxation). The Portfolio will not normally engage in short-term trading, but each reserves the right to do so. The table set forth in "Financial Highlights" presents the Portfolio's historical portfolio turnover rates.

INVESTMENT COMPANIES
  The Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in the securities of any one investment company, nor may it acquire more than 3% of the voting securities of any other invest-ment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addi-tion to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the Portfolio's assets invested in the DSI Money Market Portfolio, the investing Portfolio's adviser will waive its investment advi-sory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other share-holders.

FUTURES AND OPTIONS TRANSACTIONS
  In order to remain fully invested, and to reduce transaction costs, the Portfolio may utilize appropriate futures contracts and options to a limited extent. These instruments are commonly referred to as "derivatives." Because transaction costs associated with futures and options may be lower than the costs of investing in securities directly, it is expected that the use of in-dex futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. The Portfolio will enter into futures contracts and options for bona fide hedging purposes only and for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the Portfolio's total assets.

  Futures and options can be volatile and involve various degrees and types of risk. If the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with its investments, use of futures and options contracts could result in a loss. The Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Trustees, the risk that the Portfolio will be unable to close out a futures position or options contract will be minimized by only entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market. For additional information regarding futures contracts and options, please see the SAI.

FOREIGN INVESTMENTS
  The Portfolio may invest up to 20% of its assets in foreign securities which involve additional risks not typically associated with investing in domestic securities. Since the securities issued by foreign entities may be denominated in foreign currencies, and the Portfolio may temporarily hold uninvested re-serves in bank deposits in foreign currencies, the Portfolio's value may rise or fall depending on currency exchange rates. The Portfolio may also have to pay a fee to convert funds from one currency to another.

  Non-U.S.-based companies are not subject to the same accounting, auditing and financial reporting standards as are domestic companies and may have poli-cies that are not comparable to those of domestic companies. There may be less pub-licly-available information about non-U.S.-based companies which may make it difficult to make investment decisions. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable do-mestic companies. There is generally less government supervision and regula-tion of stock exchanges, brokers and listed companies than in the U.S. Politi-cal factors may have an impact in the form of confiscatory taxation, expropri-ation or political instability in international markets.

  Although the Portfolio will seek the most favorable trading costs available in any given market, investors should recognize that foreign commissions are generally higher than those in the U.S. In addition, custodial expenses, that is, fees paid to financial institutions for holding the Portfolio's securi-ties, will generally be higher than would be the case in the U.S.

  Some foreign governments also levy withholding taxes against dividend and interest income. Although in some countries a portion of the taxes is recover-able, the non-recovered portion of foreign withholding taxes will reduce the income the Portfolio receives from the companies comprising its investments. For additional information regarding foreign securities, please see the SAI.

RESTRICTED AND ILLIQUID SECURITIES
  The Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified in-stitutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Trustees, the Adviser determines the li-quidity of such investments. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Portfolio's investment limitations. The Portfolio may invest up to 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what may be considered the fair value of such securities.

AMERICAN DEPOSITARY RECEIPTS
  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, will not exceed 25% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying is-suer, whereas unsponsored ADRs may be established without participation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communica-tions received from the underlying issuer or to pass through voting rights to the holders of the unsponsored ADR with respect to the deposited securities or pool of securi-ties.

                            INVESTMENT LIMITATIONS

  The Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any one issuer;

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies.

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolio's investment objective and investment limitations (a), (b),
(d), (e) and (f)(i) listed above are fundamental policies and may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Portfolio. The other investment limitations described here, those not specified as fundamental in the SAI, and the Portfolio's investment policies are not fundamental, and the Fund's Board of Trustees may change them without shareholder approval.

                              PURCHASE OF SHARES

  Shares of each Portfolio and Class are offered through UAM Fund Distribu-tors, Inc. (the "Distributor") without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the custodian. The required minimum initial investment for the Portfolio is $2,500. The initial investment minimum for IRA accounts is $500. The minimum for spousal IRA accounts is $250. Certain exceptions may be determined by the officers of the Fund.

  The Portfolio issues Institutional Service Class Shares, which bear share-holder servicing expenses and distribution plan expenses, and have exclusive voting rights with respect to the Rule 12b-1 Distribution Plan pursuant to which the distribution fee may be paid. The net income attributable to Service Class Shares and the dividends payable on Service Class Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Service Class Shares will be reduced by such amounts.

  Some Service Agents may also impose additional or different conditions or other account fees on the purchase and redemption of Portfolio shares, which are not subject to the Rule 12b-1 Service and Distribution Plans. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent and, would not be imposed if shares of the Portfolio were purchased directly from the Fund or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and condi-tions. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent prior to 4 p.m. to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENT

  BY MAIL
  . Complete and sign an Application and mail it together with a check pay-
    able to UAM Funds to:
                                UAM Funds Trust
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for purchases of shares received by mail will be credited to an ac-count at the next share price calculated for the Portfolio after receipt. Pay-ment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

  BY WIRE
  . Telephone the UAM Funds Service Center and provide the account name, ad-dress, telephone number, social security or taxpayer identification num-ber, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next.

  . Instruct the bank to wire a specified amount to the Fund's custodian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                            Credit DDA #9102772952
                          Ref: Portfolio Name
                                             ------------
                          Your Account Number
                                             ------------
                           Your Account Name
                                            -------------
                          Wire Control Number
                                             ------------

  . Forward a completed Application to the Fund at the address shown on the form. Federal Funds purchases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $100. Shares can be purchased at net asset value by mailing a check made payable to "UAM Funds" to the above address or by wiring money to the Custodian Bank using the instructions outlined above. When making addi-tional investments, be sure that the account number, account name and the Portfolio to be purchased are identified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center by calling the number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

  Prior to wiring additional investments, notify the Fund by calling the num-ber on the cover of this prospectus. Mail orders should include, when possi-ble, the "Invest by Mail" stub which accompanies any Fund confirmation state-ment.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole dis-cretion, to suspend the offering of shares or reject purchase orders of the Portfolio when, in the judgment of management, such suspension or rejection is in the best interests of the Fund.

  Purchases of shares will be made in full and fractional shares calculated to three decimal places. Certificates for whole shares will not be issued except at the written request of the shareholder. Certificates for fractional shares will not be issued.

IN-KIND PURCHASES
  If accepted by the Fund, shares of the Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as described under "VALUATION OF SHARES" at the next determination of net asset value after acceptance. Shares issued by a Portfo-lio in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights per-taining to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securi-ties acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of the Portfolio unless:

    . at the time of exchange, such securities are eligible to be in-cluded in the Portfolio (current market quotations must be readily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are liquid securities and not subject to any restric-tions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation upon exchange may realize a gain or loss for Federal income tax purposes depending upon the cost of secu-rities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of each Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemption request. No charge is made for redemptions. Any re-demption may be more or less than the purchase price of the shares depending on the market value of investment securities held by the Portfolio.

BY MAIL
  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE
  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES
  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

    . redemptions where the proceeds are to be sent to an address which is not the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible signature guarantors include most banks, as well as most brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. A notary public can not provide a signature guarantee.

OTHER REDEMPTION INFORMATION
  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after the receipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances determined by the SEC.

  If the Fund's Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges when they sell portfolio securities received in pay-ment of redemptions.

                        SERVICE AND DISTRIBUTION PLANS

  Under the Service Plan for Service Class Shares, adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund may enter into service agreements with Service Agents (broker-dealers or other financial institutions) who receive fees with respect to the Fund's Service Class Shares owned by shareholders for whom the Service Agent is the dealer or holder of record, or for whom the Service Agent performs Servicing, as defined below. These fees are paid out of the assets allocable to Service Class Shares to the Distributor or to the Service Agents directly or through the Distributor. The Fund reimburses the Distributor or the Service Agent for payments made at an annual rate of up to 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agent during the period payments for Servicing are being made to it. Such payments are borne exclusively by the Service Class Shares. Each item for which a payment may be made under the Service Plan constitutes personal service and/or shareholder account maintenance and may constitute an expense of distributing Fund shares as the SEC construes such term under Rule 12b-1. The fees payable for Servicing reflect actual expenses incurred up to the limit described herein.

  Servicing may include assisting clients in changing dividend options, ac-count designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemp-tion transactions; investing client cash account balances automatically in Service Class Shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arrang-ing for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regula-tion.

  The Glass-Steagall Act and other applicable laws prohibit federally chart-ered or supervised banks from engaging in certain aspects of the business of issuing, underwriting, selling and/or distributing securities. Accordingly, banks are engaged to act as Service Agent only to perform administrative and shareholder servicing functions, including transaction-related agency services for their customers. If a bank is prohibited from acting as a service agent, alternative means for continuing the servicing of its shareholders would be sought and the shareholder clients of the bank will remain Fund shareholders.

  The Distributor promotes the distribution of the Service Class Shares in ac-cordance with the terms of a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan provides for the use of Fund assets allocable to Service Class Shares to pay expenses of distributing such shares.

  The Distribution Plan and Service Plan (the "Plans") were approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act (and each of whom has no direct or indi-rect financial interest in the Plans or any agreement related thereto, re-ferred to herein as the "12b-1 Trustees"). The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a ma-jority of the outstanding Service Class Shares of the Portfolio involved.

  While the Plans continue in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office. The Plans provide generally that a Portfolio may incur distribution and service costs under the Plans which may not exceed in the aggregate 0.75% per annum of that Portfo-lio's net assets. The Board has currently limited aggregate payments under the Plans up to 0.50% per annum of the Portfolio's net assets. The Service Class Shares offered by this Prospectus currently are not making payments under the Distribution Plan. Upon implementation, the Distribution Plan would permit payments to the Distributor, broker-dealers, other financial institutions, sales representatives or other third parties who render promotional and dis-tribution services, for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of Service Class Shares and for the printing of prospectuses sent to prospective purchasers of Service Class Shares of the Portfolio.

  Although the Plans may be amended by the Board of Trustees, any changes in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders of the Class involved. The total amounts paid under the foregoing arrangements may not exceed the maximum limits specified above, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly. The amounts allowable under the Plans for each Class of Shares of the Portfolios are also limited under certain rules of the National Association of Securities Dealers, Inc.

  In addition to payments by the Fund under the Plans, the Distributor, United Asset Management Corporation, the parent company of UAMFSI, and of the Adviser or any of their affiliates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Fund, the Portfolio or any Class of Shares of the Portfolio. The person making such payments may do so out of its revenues, its profits or any other source available to it. Such service arrangements, when in effect, are made generally available to all qualified service providers. The Adviser may compensate its affiliated compa-nies for referring investors to the Portfolio.

  The Distributor, the Adviser and certain of their other affiliates also par-ticipate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan mar-keting and shareholder services and receives from such entities an amount equal to up to 33.3% of the portion of the investment advisory fees attribut-able to the invested assets of Smith Barney's eligible customer accounts with-out regard to any expense limitation in addition to amounts payable to all selling dealers. The Fund also compensates Smith Barney for services it provides to certain defined con-tribution plan shareholders that are not otherwise provided by UAMFSI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE
  Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any exchange will be based on the net asset value of the shares involved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Re-quests received after 4 p.m. will be processed on the next business day. The Board of Trustees may limit the frequency and amount of exchanges permitted. For additional information regarding responsibility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE." An exchange into another UAM Funds Portfolio is a sale of shares and may result in a gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of the Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of the Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a securities exchange for which market quota-tions are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed secu-rities not traded on the valuation date for which market quotations are read-ily available are valued neither exceeding the current ask prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees determines that amortized cost reflects fair value.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Fund's Board of Trustees.

                           PERFORMANCE CALCULATIONS

  The Portfolio measures performance by calculating total return. Total return figures are based on historical earnings and are not intended to indicate fu-ture performance.

  Total return is the change in value of an investment in the Portfolio over a given period, assuming reinvestment of any dividends and capital gains. A cu-mulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolio's performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolio's SAI. This information may also be included in sales literature and advertising.

  The Portfolio's Annual Report to Shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. The Annual Report is available without charge. Con-tact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS
  The Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, each Portfolio will normally distribute them annually. All dividends and capital gains distributions will be automatically reinvested in additional shares of the Portfolio unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES
  The Portfolio intends to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal in-come tax purposes and to meet all other requirements that are necessary for it (but not its shareholders) to be exempt from federal taxes on income and gains paid to shareholders in the form of dividends. To do this, the Portfolio must, among other things, distribute substantially all of its ordinary income and net capital gains on an annual basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by the Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be notified annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be treated as if they had been paid by the Fund and received by the shareholders on December 31 of the same calendar year, pro-vided that the dividends are paid in January of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number you have provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by the Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce the Port-folio's dividends but are included in the taxable income reported on your tax statement if the Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deduc-tions and credits for foreign taxes.

                              INVESTMENT ADVISER

  The Adviser is a registered investment adviser formed in 1983 with business offices located at Two Leadership Square, 211 North Robinson, Suite 450, Okla-homa City, Oklahoma. It is a wholly-owned subsidiary of United Asset Manage-ment Corporation ("UAM") and provides and offers investment management and ad-visory services to corporations, unions, pensions and profit-sharing plans, trusts, estates and other institutions and investors. The Adviser currently has approximately $2.2 billion in assets under management.

  The Portfolio pays an annual fee in monthly installments to the Adviser for advisory services. This fee is calculated every month as a percentage of the average net assets in the Portfolio for that month. The percentage fee on an annual basis is 0.75%.

  Although the advisory fee rate payable by the Portfolio is higher than the rate payable by most mutual funds, the Fund believes it is comparable to the rates paid by many other funds with similar investment objectives and policies and is appropriate for the Portfolio in light of its investment objective.

  The Adviser may compensate its affiliated companies for referring investors to the Portfolio. The Adviser and its parent company may also make payments to unaffiliated brokers who perform distribution, marketing, shareholder and other services with respect to the Portfolio.

  The investment professionals at the Adviser who are responsible for the day-to-day management of the Portfolio and their qualifications are as follows:

  THOMAS E. JOHNSON, CFA, PRESIDENT, SENIOR PORTFOLIO MANAGER -- Texas Tech University, B.B.A., 1963; Texas Tech University, M.B.A., 1964; President and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1983-Pres-ent.

  JERRY WISE, CFA, CPA, EXECUTIVE VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- Oklahoma University, B.B.A., 1978; Oklahoma University, M.B.A., 1984; Execu-
tive Vice President and Senior Portfolio Manager, Tom Johnson Investment Man-agement, Inc., 1986-Present.

  RICHARD PARRY, CFA, VICE PRESIDENT, SENIOR PORTFOLIO MANAGER -- University of Colorado, B.S., 1979; Oklahoma City University, M.B.A., 1983; Vice Presi-dent and Senior Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  THOMAS GILES, CFA, PORTFOLIO MANAGER -- University of Texas, B.B.A., 1979; University of Texas, M.B.A., 1982; Portfolio Manager, Tom Johnson Investment Management, Inc., 1989-Present.

  JAMES MCGLYNN, CFA, PORTFOLIO MANAGER -- University of Texas at Austin, B.B.A., 1980; Portfolio Manager, Tom Johnson Investment Management, Inc., 1991-Present.

  JOHN SHEPLEY, CFA, PORTFOLIO MANAGER -- Midwestern State University, B.B.A., 1982; Oklahoma City University, M.B.A., 1994; Portfolio Manager, Tom Johnson Investment Management, Inc., 1990-Present.

  DOUGLAS A. HAWS, TRADER -- University of Oklahoma, B.B.A., 1993; Internal Auditor, Union Pacific Corporation, May, 1993-October, 1994; Trader, Tom John-son Investment Management, Inc., October, 1994-Present.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios. UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated June 30, 1997. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  Each Portfolio pays UAMFSI a two part monthly fee: a Portfolio-specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The following Portfolio-specific fees are calculated from the aggregate net assets of the Portfolio:

                                                                           RATE
                                                                           ----
   TJ Core Equity Portfolio............................................... 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

  0.19 of 1% of the first $200 million of combined UAM Funds assets;

  0.11 of 1% of the next $800 million of combined UAM Funds assets;

  0.07 of 1% of combined UAM Funds assets in excess of $1 billion but less than $3 billion;

  0.05 of 1% of combined UAM Funds assets in excess of $3 billion.

  The UAM Funds' fees are allocated among the Portfolios on the basis of their relative assets and are subject to a graduated minimum fee schedule per Port-folio, which starts at $2,000 per month and increases to $70,000 annually af-ter two years. If a separate class of shares is added to a Portfolio, its min-imum annual fee increases by $20,000.

                                  DISTRIBUTOR

  The Distributor, a wholly-owned subsidiary of UAM with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Fund's Distribution Agreement (the "Agreement"), the Distributor, as agent of the Fund, agrees to use its best efforts as sole distributor of the Fund's shares. The Distributor does not receive any fee or other compensation under the Agreement (except as described under "Service and Distribution Plans" above). The Agreement continues in effect as long as it is approved at least annually by the Fund's Board of Trustees. Those approving the Agreement include a majority of Trustees who are neither parties to the Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, SAIs and reports to shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized as a Delaware business trust on May 18, 1994 under the name "The Regis Fund II." On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial inter-est, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without fur-ther action by shareholders.

  At its discretion, the Board of Trustees may create additional Portfolios and classes of shares. The shares of each Portfolio are fully paid and nonas-sessable, and have no preference as to conversion, exchange, dividends, re-tirement or other features and no pre-emptive rights. They have noncumulative voting rights, which means that holders of more than 50% of shares voting for the election of Trustees can elect 100% of the Trustees. A shareholder is en-titled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books of the Fund.

  As of June 16, 1997, Fleet National Bank, Trustee, Laidlaw Allied Industries 401K held of record 28.2% of the outstanding shares of the Portfolio's Insti-tutional Service Class, for which beneficial ownership is disclaimed or pre-sumed disclaimed. The persons or organizations owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

  Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio. Service Class Shares bear certain expenses re-lated to shareholder servicing and may bear expenses related to distribution. Service Class Shares have exclusive voting rights with respect to matters re-lating to such distribution expenditures. Information about Institutional Class Shares of the Fund is available upon request by contacting the UAM Funds Service Center. Currently, the Portfolio offers only the Service Class Shares.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Trustees will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN
  The Chase Manhattan Bank serves as custodian of the Fund's assets.

ACCOUNTANTS

  Price Waterhouse LLP is the independent accountant for the Fund.

REPORTS
  Investors will receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES
  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or phone number listed on the cover of this Prospectus.

LITIGATION
  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIO'S STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PRO-SPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OF-FERING MAY NOT BE LAWFULLY MADE.

                       UAM FUNDS -- SERVICE CLASS SHARES

 BHM&S Total Return Bond Portfolio

 FPA Crescent Portfolio

 MJI International Equity Portfolio

 Newbold's Equity Portfolio

 NWQ Balanced Portfolio

 NWQ Value Equity Portfolio

 Sirach Growth Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Equity Portfolio

 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio


 TJ Core Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  Tom Johnson Investment Management, Inc.
  Two Leadership Square, 211 North Robinson,
  Suite 450,

  Oklahoma City, OK 73102

  Distributor

  UAM Fund Distributors, Inc.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  July 10, 1997

                    APPLICATION INSTITUTIONAL CLASS SHARES
UAM FUNDS
REGULAR MAIL: UAM Funds               EXPRESS MAIL: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913


FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL
FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
----------------------------------------------------------------------------
ON THE REVERSE SIDE.
--------------------
--------------------------------------------------------------------------------
 1   ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------

[_]  Individual or Joint Account

     ---------------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                               -         -
                   -------------------------------------
                   Owner's Social Security Number

     ---------------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                               -         -
                   -------------------------------------
                   Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

[_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------------
     Beneficiary's Name

         -
     ---------------------    --------------------------------------------------
     Taxpayer's ID            Date of Trust Agreement

[_]  Corporation, Partnership or Other Entity

     Type:    [_] Corp.    [_] Partnership    [_] Other

     ---------------------------------------------------------------------------
     Name of Corp. or Other Entity

        -                     [_] Exempt      [_] Non-Exempt
     ------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.

--------------------------------------------------------------------------------
 2   ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------------
     City                          State                            Zip Code

     (      )                      (      )
     -------------------           --------------------
     Daytime Phone                 Evening Phone

     Citizenship:   [_] U.S.    [_] Resident-   [_] Non-       -----------------
                                    Alien           Resident   Specify Country
                                                    Alien



--------------------------------------------------------------------------------
 3   INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.
                               $
-----------------------         ------
                               $
-----------------------         ------
                    TOTAL      $
                                ------

--------------------------------------------------------------------------------
 4   METHOD OF PAYMENT
--------------------------------------------------------------------------------

     A. [_] Check (payable to UAM Funds) An Account No. will be assigned.

     B. [_] This application confirms my prior wire purchase on (date): ________ I was assigned the following wire reference control number:________________

--------------------------------------------------------------------------------
 5   DISTRIBUTIONS
--------------------------------------------------------------------------------

 Unless otherwise instructed, all distributions will be reinvested in additional shares.

 All dividends are to be                [_] reinvested        [_] paid in cash
 All capital gains are to be            [_] reinvested        [_] paid in cash

--------------------------------------------------------------------------------
 6   TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                   [_] Telephone Redemption
    [_] a. Mail proceeds to name and address in which account is registered.
    [_] b. Wire redemption proceeds to bank indicated below.

           A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address
                   (      )
------------------ ------------------------------------------------------------
Account Number     Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
 7   SIGNATURE(S)
--------------------------------------------------------------------------------

 .  I/We have full authority and legal capacity to purchase Fund shares.
 .  I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
 .  UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
   A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR
      SOCIAL SECURITY NUMBER.
   B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------            ---------------------------------
Signature (Owner, Trustee, etc.)               Date


------------------------------------           ---------------------------------
Signature (Joint Owner, Co-trustee, etc.)      Date

--------------------------------------------------------------------------------
 8   BROKER-DEALER
--------------------------------------------------------------------------------

This section should be completed if you are investing through a Broker-Dealer.

--------------------------   ---------------------------------------------------
Dealer Name                  Address of Office Servicing Account

--------------------------   ---------------------------------------------------
Address of Home Office       City              State                  Zip Code

--------------------------   ---------------------------------------------------
City     State    Zip Code   Representative's
                             Name/Number/Branch Number
--------------------------   ---------------------------------------------------
Authorized Signature of      Representative's Telephone Number
Dealer

--------------------------------------------------------------------------------
                                                       UAM Funds Service Center
                                                                  (Over Please)
                                                                           7/97

--------------------------------------------------------------------------------
 9  EMPLOYMENT INFORMATION
--------------------------------------------------------------------------------
It is required by the National Association of Securities Dealers, Inc. to request this information.

-------------------------------------------------------------------------------
Owner's Occupation                                        Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                            Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address



--------------------------------------------------------------------------------
 10 INTERESTED PARTY
--------------------------------------------------------------------------------
In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten interested parties. You may add a sheet with additional interested party names and addresses.

-------------------------------------------------------------------------------
Name

-------------------------------------------------------------------------------
Address

-------------------------------------------------------------------------------
City                                             State                 Zip Code

                           APPLICATION INSTRUCTIONS
-------------------------------------------------------------------------------
IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
-------------------------------------------------------------------------------

[1] NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:


 . individual        )   Supply the Social Security Number of the registered
                    )-  account owner who is to be taxed.
 . joint tenants     )


 . a trust           )   Supply the Taxpayer Identification Number of the legal
 . a corporation,    )-  entity or organization that will report income and/or
partnership, organ- )   capital gains.
ization, fiduciary  )

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fiduciaries will be required to furnish additional paperwork to authorize redemptions. Call a representative of UAM Funds at 1-800-638-7983 for more information.


[2] Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.

[3] Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.


[4] Establishing Your Account.
    A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this application.

    B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

    All applications are subject to acceptance by UAM Funds.


[5] Receiving Your Dividends and Capital Gains. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.

[6] Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund account to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires directly. Please complete Section 6 to add the bank wire feature.

    Telephone exchanges may be made only if a Fund holds all share certificates and if the registration of the two accounts will be identical.
[7] Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

    . an individual, the individual should sign

    . joint tenants, both should sign

    . a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

    . a corporation or other organization, an officer should sign (please indicate corporate office or title)

                                 --IMPORTANT--

    REGULAR MAIL:  UAM Funds
                   P.O. Box 2798
                   Boston, MA 02208-2798

   EXPRESS MAIL:   UAM Funds
                   73 Tremont Street, 9th Floor
                   Boston, MA 02108-3913

   MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.

               -----------------------------------------------
                             FOR INTERNAL USE ONLY

                   Source:
                           -------------------------------
                   Code:
                         ---------------------------------
               -----------------------------------------------

                     ------------------------------------
                                 APPLICATION
                      INSTITUTIONAL SERVICE CLASS SHARES
                     ------------------------------------
UAM FUNDS
REGULAR MAIL: UAM Funds               EXPRESS MAIL: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

FOR HELP WITH THIS APPLICATION, OR FOR MORE INFORMATION, CALL US TOLL FREE:
1-800-638-7983.

                Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
 ON THE REVERSE SIDE.
 -------------------

--------------------------------------------------------------------------------
  1  ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------

 [_] Individual or Joint Account

     ---------------------------------------------------------------------------
     Owner's Name: First, Initial, Last
                                                    -          -
                                       -----------------------------------------
                                       Owner's Social Security Number

     ---------------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                    -          -
                                       -----------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------------
     Beneficiary's Name

              -
     ----------------------------------     ------------------------------------
     Taxpayer's ID                          Date of Trust Agreement

 [_] Corporation, Partnership or Other Entity

     Type:    [_] Corp.     [_] Partnership     [_] Other

     ---------------------------------------------------------------------------
     Name of Corp. or Other Entity

              -                                [_] Exempt      [_] Non-Exempt
     ----------------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.

--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------------
     City                             State                      Zip Code

     (      )                             (      )
     ----------------------------------   --------------------------------------
     Daytime Phone                        Evening Phone

     Citizenship:    [_] U.S.    [_] Resident-    [_] Non-       ---------------
                                     Alien            Resident   Specify Country
                                                      Alien

--------------------------------------------------------------------------------
  3   INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

                                                                        $
-----------------------------------------------------                    -------

-----------------------------------------------------                   $

-----------------------------------------------------                    -------
                                                TOTAL                   $
                                                                         -------

--------------------------------------------------------------------------------
  4   METHOD OF PAYMENT
--------------------------------------------------------------------------------

 A. [_] Check (payable to UAM Funds) An Account No. will be assigned.
 B. [_] This application confirms my prior wire purchase on (date):
                                                                    ------------
 I was assigned the following wire reference control number:
                                                            --------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------

 Unless otherwise instructed, all distributions will be reinvested in additional shares.

 All dividends are to be                 [_] reinvested      [_] paid in cash
 All capital gains are to be             [_] reinvested      [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------

I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                   [_] Telephone Redemption
    [_] a. Mail proceeds to name and address in which account is registered.
    [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.


--------------------------------------------------------------------------------
Bank Name

--------------------------------------------------------------------------------
Bank Address
                                           (      )
--------------------------------------     -------------------------------------
Account Number                             Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  SIGNATURE(S)
--------------------------------------------------------------------------------

 . I/We have full authority and legal capacity to purchase Fund shares.
 . I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
 . UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
   A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
   B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

---------------------------------------------------     ------------------------
Signature (Owner, Trustee, etc.)                        Date

---------------------------------------------------     ------------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  8  BROKER-DEALER
--------------------------------------------------------------------------------

This section should be completed if you are investing through a Broker-Dealer.

-------------------------------------  -----------------------------------------
Dealer Name                            Address of Office Servicing Account

-------------------------------------  -----------------------------------------
Address of Home Office                 City            State       Zip Code

-------------------------------------  -----------------------------------------
City              State    Zip Code    Representative's
                                       Name/Number/Branch Number

-------------------------------------  -----------------------------------------
Authorized Signature of Dealer         Representative's Telephone Number
--------------------------------------------------------------------------------

                                                        UAM Funds Service Center
                                                                   (Over Please)
                                                                            7/97

--------------------------------------------------------------------------------
    9  EMPLOYMENT INFORMATION
--------------------------------------------------------------------------------

It is required by the National Association of Securities Dealers, Inc. to re-quest this information.

________________________________________________________________________________
Owner's Occupation                                        Owner's Date of Birth

________________________________________________________________________________
Employer's Name

________________________________________________________________________________
Employer's Address

________________________________________________________________________________
Joint Owner's Occupation                            Joint Owner's Date of Birth

________________________________________________________________________________
Joint Owner's Employer's Name

________________________________________________________________________________
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
    10  INTERESTED PARTY
--------------------------------------------------------------------------------

In addition to the account statement sent to your registered address, you may also have a monthly consolidated statement mailed to up to ten interested parties. You may add a sheet with additional interested party names and addresses.

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                                                        State       Zip Code

                           APPLICATION INSTRUCTIONS
--------------------------------------------------------------------------------
 IF YOU NEED ASSISTANCE, A REPRESENTATIVE OF UAM FUNDS WILL BE PLEASED TO HELP
                 YOU. OUR TOLL-FREE NUMBER IS 1-800-638-7983.
--------------------------------------------------------------------------------

[ 1 ] NEW ACCOUNT APPLICATION. An account can be registered as only one of the following:


 . individual     )   Supply the Social Security Number
 . joint tenants  )-  of the registered  account owner
                 )   who is to be taxed.



 . a trust        )   Supply the Taxpayer Identification Number of the legal
 . a corporation, )   entity or organization that will report income and/or
partnership,     )-  capital gains.
organization,    )
fiduciary        )

Please check the box that corresponds with the type of account you are opening and fill in the required information exactly as you wish it to appear on the account.

Redemption Authorizations. Corporations, other organizations, trusts and fidu-ciaries will be required to furnish additional paperwork to authorize redemp-tions. Call a representative of UAM Funds at 1-800-638-7983 for more informa-tion.


[ 2 ] Your Mailing Address. Please be sure to provide us with the address at which you wish to receive your mail.


[ 3 ] Your Investment. Please be sure to indicate the total amount invested. For more than two investments, please attach a separate sheet or an additional application.

[ 4 ]  Establishing Your Account.
       A. Section 4A lets you open your account by check. Your check(s) should be made payable to UAM Funds. Be sure to enclose your check(s) with this application.

       B. If you are confirming a new Fund purchase previously made by wire, be sure to fill in Section 4B and provide the wire reference control number you were assigned at the time of this purchase. A completed application must follow all wire purchases.

       All applications are subject to acceptance by UAM Funds.

[ 5 ] Receiving Your Dividends and Capital Gains. Check the distribution option you prefer. If you do not select an option, all dividends and capital gains will be reinvested in your account.


[ 6 ] Telephone Redemption and Exchange. Telephone redemption proceeds mailed to a shareholder will be sent only to the address listed on the account. The Funds' bank wire feature is available for redeeming out of your Fund account to your bank account. Be sure to check with your bank for proper wiring instructions. The Funds require the transit/routing number of your bank or its correspondent if your bank is unable to receive wires direct-ly. Please complete Section 6 to add the bank wire feature.

       Telephone exchanges may be made only if a Fund holds all share certifi-cates and if the registration of the two accounts will be identical.

[ 7 ] Your Signature(s). Please be sure to sign this application. If the account is registered in the name of:

       .an individual, the individual should sign

       .joint tenants, both should sign

       .a trust or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity)

       .a corporation or other organization, an officer should sign (please indicate corporate office or title)

                                 --IMPORTANT--

       REGULAR MAIL:  UAM Funds
                      P.O. Box 2798
                      Boston, MA 02208-2798

       EXPRESS MAIL:  UAM Funds
                      73 Tremont Street,
                      9th Floor
                      Boston, MA 02108-3913

       MORE QUESTIONS? Call a representative of UAM Funds at 1-800-638-7983.


--------------------------------------------------------------------------------

                             FOR INTERNAL USE ONLY

  Source: _______________________________

  Code: _________________________________

--------------------------------------------------------------------------------

                                UAM FUNDS TRUST

                        POST-EFFECTIVE AMENDMENT NO. 16

                                     PART B


The following Statements of Additional Information are included in this Post Effective Amendment No. 16:


 .    BHM&S Total Return Bond Portfolio Institutional and Institutional Service
     Class Shares
 .    Chicago Asset Management Intermediate Bond Portfolio Institutional Class
     Shares and Value/Contrarian Portfolio Institutional Class Shares
 .    FPA Crescent Portfolio Institutional and Institutional Service Class Shares
 .    Hanson Equity Portfolio Institutional Class Shares
 .    IRC Enhanced Index Portfolio Institutional Class Shares
 .    Jacobs International Octagon Portfolio Institutional Class Shares
 .    MJI International Equity Portfolio Institutional and Institutional
     Service Class Shares
 .    Newbold's Equity Portfolio Institutional and Institutional Service Class
     Shares
 .    TJ Core Equity Portfolio Institutional Service Class Shares

The following Statement of Additional Information is incorporated by reference to Post-Effective Amendment No. 2 filed on November 25, 1994:


 .    Dwight Principal Preservation Portfolio Institutional Class Shares

                                    PART B
                                   UAM FUNDS
                       BHM&S TOTAL RETURN BOND PORTFOLIO

             STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the BHM&S Total Return Bond Portfolio dated July 10, 1997 relating to the Institutional Class Shares, and the Prospectus dated July 10, 1997 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........................    2

PURCHASE AND REDEMPTION OF SHARES...........................    2

SHAREHOLDER SERVICES........................................    3

INVESTMENT LIMITATIONS......................................    4

MANAGEMENT OF THE FUND......................................    4

INVESTMENT ADVISER..........................................    7

SERVICE AND DISTRIBUTION PLANS..............................    7

PORTFOLIO TRANSACTIONS......................................    9

ADMINISTRATIVE SERVICES.....................................   10

PERFORMANCE CALCULATIONS....................................   10

GENERAL INFORMATION.........................................   12

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.........  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Barrow, Hanley, Mewhinney & Strauss, Inc.

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the BHM&S Total Return Bond Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the
Portfolio:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.


                       PURCHASE AND REDEMPTION OF SHARES

     Both Classes of shares of the Portfolio may be purchased without sales commission at their net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the

SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in each Prospectus under "How Shares Prices are Determined," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectuses. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Likewise, Service Class Shares of the BHM&S Total Return Bond Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston,

MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

     (6)  purchase on margin or sell short;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (8) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).


REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares. The following table shows aggregate compensation paid to each of the Fund's Independent Trustees by the Fund, as well as total compensation from the Fund and UAM Funds, Inc. (collectively the "Fund Complex"), respectively, in the fiscal year ended April 30, 1997.

COMPENSATION TABLE


     (1)                     (2)                    (3)                (4)             (5)
                                                                                      TOTAL
                                                 PENSION OR                        COMPENSATION
                                                 RETIREMENT         ESTIMATED     FROM REGISTRANT
                        AGGREGATE             BENEFITS ACCRUED       ANNUAL            AND
NAME OF PERSON,         COMPENSATION             AS PART OF       BENEFITS UPON    FUND COMPLEX
POSITION                FROM REGISTRANT         FUND EXPENSES       RETIREMENT    PAID TO TRUSTEES
----------------------  ----------------      -----------------   -------------   ----------------
John T. Bennett, Jr.
  Trustee.............      $4,874                     0                0             $31,700
J. Edward Day
  Former Trustee......      $2,168                     0                0             $15,550
Philip D. English
  Trustee.............      $4,874                     0                0             $31,700
William A. Humenuk
  Trustee.............      $4,874                     0                0             $31,700
Nancy J. Dunn
  Trustee.............      $    0                     0                0             $     0

PRINCIPAL HOLDER OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          BHM&S Total Return Bond Portfolio Institutional Class Shares: Hartnat & Co., Hoag Memorial Conservative Collective, P.O. Box 92800, Rochester, NY, 26.1%*; Sarah Campbell Blaffer Foundation, Texas Commerce Bank, P.O. Box, 2558 10TCT 315, Houston, TX, 25.9%*; Hartnat & Co., Hoag Memorial Hospital, Moderate Collective, P.O. Box 92800, Rochester, NY, 23.4%*; Hartnat & Co., Barrow Hanley, P.O. Box 92800, Rochester, NY, 22.8%.

          BHM&S Total Return Bond Portfolio Service Class Shares: Hartnat & Co., North Texas, P.O. Box 92800, Rochester, NY, 24.5%*; Fleet National Bank, Trustee, FBO Cherokee Nation, P.O. Box 92800, Rochester, NY, 13.7%*; Fleet National Bank, Trustee, FBO Laidlaw Allied Moderate Collective, P.O. Box 92800, Rochester, NY, 13.2%*; Fleet National Bank, Trustee, FBO Laidlaw Industries 401K Pl., P.O. Box 92800, Rochester, NY, 8.7%*; Hartnat & Co., Allied Waste, P.O. Box 92800, Rochester, NY, 8.6%*; Hartnat & Co., Lillick & Charles Barrow Hanley, P.O. Box 92800, Rochester, NY, 8.6%*; Fleet National Bank Trustee, FBO Laidlaw Allied Conserv. Collective, P.O. Box 92800, Rochester, NY, 6.6%*; and Robert H. Nagle, ADMR Trust City of Miami FF & P.O. Retirement Trust, P.O. Box 330708, Miami, FL, 5.1%*.

          The persons(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

______
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.


                               INVESTMENT ADVISER

CONTROL OF ADVISER

          The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of the UAM Funds, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month:

     BHM&S Total Return Bond Portfolio                         0.35%

     From November 1, 1995 (date of commencement) to April 30, 1996, and for the fiscal year ended April 30, 1997, the BHM&S Total Return Bond Portfolio paid advisory fees of $0. During these periods, the Adviser voluntarily waived advisory fees of $6,000 and $40,683, respectively. Until December 31, 1997, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses, otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.


                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.


     Fees paid to Service Agents on behalf of the Portfolio for the fiscal years ended April 30, 1996 and April 30, 1997 totaled $1,369 and $7,616, respectively.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     The basis of the fees paid to CGFSC for the period November 1, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, and for the fiscal year ended April 30, 1997, administrative services fees paid to the CGFSC by the BHM&S Total Return Bond Portfolio totaled $22,073 and $82,083, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal year ended April 30, 1997, FSI earned $1,927 and $838, respectively, from the BHM&S Total Return Bond Portfolio as Administrator. The services provided by FSI and CGFSC and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by each class of the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those methods used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio. The yield for the BHM&S Total Return Bond Portfolio Institutional Class Shares and Service Class Shares for the 30-day period ended on April 30, 1997 was 6.69% and 6.44% respectively.

     A yield figure is obtained using the following formula:

     Yield = 2[(a - b + 1)/6/ - 1]
                ---------
                   cd
where:

     a           =              dividends and interest earned during the period
     b           =              expenses accrued for the period (net of reimbursements)
     c           =              the average daily number of shares outstanding during the period that were entitled to receive income distributions
     d           =              the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     These figures are calculated according to the following formula:

     P(1 + T)/n/ = ERV
where:

P          =              a hypothetical initial payment of $1,000
T          =              average annual total return
n          =              number of years
ERV        =              ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or
                          10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     The average annual total return for the BHM&S Total Return Bond Portfolio from inception on November 1, 1995 to April 30, 1997 is 4.51% for the Institutional Class Shares and

4.23% for the Service Class Shares. The total return for the one-year period ended April 30, 1997 is 6.75% for the Institutional Class Shares and 6.47% for the Service Class Shares.

COMPARISONS

     To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal office is located at One International Place, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the Shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or other related income, derived with respect to its business investing in stock or securities. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

FINANCIAL STATEMENTS

     The Financial Statements of the BHM&S Total Return Bond Portfolio for the period from inception on November 1, 1995 to April 30, 1996, and for the fiscal year ended April 30, 1997, and the Financial Highlights for the respective periods presented and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

     AAA -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S INVESTORS SERVICE INC.'S MUNICIPAL NOTES RATINGS:

     MIG1 -- Municipal Notes which are rated MIG1 are considered best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2 -- Municipal Notes which are rated MIG2 are considered high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG3 -- Municipal Notes which are rated MIG3 are considered favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

STANDARD & POOR'S CORPORATION'S MUNICIPAL NOTES RATINGS:

     SP-1 -- Municipal Notes which are rated SP-1 are considered to possess a strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 -- Municipal Notes which are rated SP-2 are considered to possess a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

III. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

IV. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's Corporation "S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:

(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is Prime-1 or Prime-2.

V. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

           With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) Lehman Brothers Aggregate Bond Index --- is a fixed income market value-weighted index that combines the Lehman Brothers Government Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade
           (BBB) or higher, with maturities of at least one year and outstanding per values of at least $100 million for U.S. Government issues and $25 million for others.

     (q) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (r) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (s) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (t) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (u) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (v) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (w) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (x) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (y) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (z) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (aa) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (ab) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
BHM&S Total Return Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BHM&S Total Return Bond Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

For the year ended April 30, 1997, the percentage of income earned from direct treasury obligations was 31.65%.

BHM&S TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (31.0%)
--------------------------------------------------------------------------------
BANKS (6.7%)
 Chase Manhattan Corp.
  8.625%, 05/01/02....................................... $  400,000 $   426,716
 Chemical NY Corp.
  9.75%, 06/15/99........................................    205,000     217,778
 NationsBank Corp. Senior Notes
  7.00%, 09/15/01........................................    500,000     501,320
                                                                     -----------
                                                                       1,145,814
--------------------------------------------------------------------------------
FINANCIAL (7.0%)
 Associates Corp. of North America
  6.57%, 10/04/99........................................    200,000     198,920
 Chrysler Financial Corp.
  6.95%, 03/25/02........................................    500,000     498,230
 Ford Motor Credit Corp.
  6.375%, 09/15/99.......................................    200,000     198,714
  6.80%, 04/23/01........................................    300,000     299,016
                                                                     -----------
                                                                       1,194,880
--------------------------------------------------------------------------------
INDUSTRIAL (13.5%)
 Atlantic Richfield Co.
  8.50%, 04/01/12........................................    225,000     245,983
 Dresser Industries, Inc.
  6.25%, 06/01/00........................................    500,000     492,500
 May Department Stores Co.
  7.625%, 08/15/13.......................................    350,000     349,366
 Millennium America, Inc.
  7.00%, 11/15/06........................................    250,000     239,162
 Sears Roebuck Acceptance
  7.26%, 04/21/03........................................    500,000     502,500
 Texaco Capital Corp.
  6.19%, 07/09/03........................................    500,000     476,335
                                                                     -----------
                                                                       2,305,846
--------------------------------------------------------------------------------

BHM&S TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                             AMOUNT     VALUE+
---------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
---------------------------------------------------------------------------------
TRANSPORTATION (1.7%)
 Federal Express Corp.
  9.65%, 06/15/12......................................... $  250,000 $   293,440
---------------------------------------------------------------------------------
UTILITIES (2.1%)
 Southern California Edison Co.
  8.25%, 02/01/00.........................................    115,000     118,808
 U.S. West Capital Funding, Inc.
  6.85%, 01/15/02.........................................    250,000     247,457
                                                                      -----------
                                                                          366,265
---------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST $5,344,645)...........              5,306,245
---------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (30.4%)
---------------------------------------------------------------------------------
U.S. TREASURY BONDS (19.0%)
  10.375%, 11/15/12.......................................    700,000     879,704
  11.25%, 02/15/15........................................    455,000     651,078
  8.75%, 05/15/17.........................................  1,260,000   1,489,358
  8.125%, 08/15/19........................................    205,000     229,377
                                                                      -----------
                                                                        3,249,517
---------------------------------------------------------------------------------
U.S. TREASURY NOTE (11.4%)
  7.125%, 02/29/00........................................  1,925,000   1,958,996
---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $5,245,054)........              5,208,513
---------------------------------------------------------------------------------
AGENCY SECURITIES (30.1%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (17.1%)
 Gold Pool #C00436
  7.50%, 12/01/25.........................................  2,928,796   2,917,813
---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (9.8%)
 Gold Pool #E20271
  7.00%, 11/01/11.........................................    434,068     430,131
 Pool #349359
  7.00%, 06/01/26.........................................  1,293,116   1,252,707
                                                                      -----------
                                                                        1,682,838
---------------------------------------------------------------------------------

BHM&S TOTAL RETURN BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.2%)
 Pool #407633
  7.50%, 07/15/25....................................... $  547,353 $   543,248
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $5,135,967)...............              5,143,899
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.0%)
-------------------------------------------------------------------------------
 Chase Manhattan Auto Owner Trust
  Series 1996-C A3
   5.95%, 11/15/03......................................    150,000     148,875
 Chase Manhattan Credit Card Master Trust
  Series 1996-4, Class A
   6.73%, 02/15/03......................................    500,000     502,500
 NationsBank Auto Owner Trust
  Series 1996-A A3
   6.375%, 07/15/00.....................................    200,000     200,322
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $858,742)...........                851,697
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $358,052,
  collateralized by $360,050 of various U.S. Treasury
  Notes, 4.75%-6.125%, due from 08/31/98-10/31/98,
  valued at $358,288 (COST $358,000)....................    358,000     358,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (COST $16,942,408)(a).........             16,868,354
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.4%)...............                238,606
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $17,106,960
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $16,951,433. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $83,079. This consisted of aggregate gross unrealized appreciation for all securities of $26,021 and aggregate gross unrealized depreciation for all securities of $109,100.

BHM&S TOTAL RETURN BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $16,942,408
                                                                   ===========
 Investments, at Value............................................ $16,868,354
 Cash.............................................................         767
 Interest Receivable..............................................     246,690
 Receivable for Portfolio Shares Sold.............................      57,582
 Receivable due from Investment Adviser--Note B...................      21,459
 Other Assets.....................................................          60
-------------------------------------------------------------------------------
  Total Assets....................................................  17,194,912
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Portfolio Shares Redeemed............................      28,223
 Payable for Administrative Fees--Note C..........................       8,942
 Payable for Distribution and Service Fees--Note E................       3,106
 Payable for Account Services Fees--Note F........................       2,954
 Payable for Trustees' Fees--Note G...............................         521
 Other Liabilities................................................      44,206
-------------------------------------------------------------------------------
  Total Liabilities...............................................      87,952
-------------------------------------------------------------------------------
NET ASSETS........................................................ $17,106,960
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $17,107,733
 Undistributed Net Investment Income..............................     117,102
 Accumulated Net Realized Loss....................................     (43,821)
 Unrealized Depreciation..........................................     (74,054)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $17,106,960
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets....................................................... $13,062,040
 Net Asset Value, Offering and Redemption Price Per Share
  1,311,135 shares outstanding (unlimited authorization, no par
  value).......................................................... $      9.96
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets....................................................... $ 4,044,920
 Net Asset Value, Offering and Redemption Price Per Share
  406,663 shares outstanding (unlimited authorization, no par
  value).......................................................... $      9.95
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended April 30, 1997

---------------------------------------------------------------------------------
INTEREST INCOME
 Interest.....................................................          $768,681
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................. $40,683
  Less: Fees Waived........................................... (40,683)      --
                                                               -------
 Administrative Fees--Note C..................................            82,921
 Audit Fees...................................................            12,954
 Printing Fees................................................            28,301
 Filing and Registration Fees.................................            29,185
 Distribution and Service Fees--Note E........................             7,616
 Legal Fees...................................................             6,829
 Custodian Fees--Note D.......................................             2,285
 Account Services Fees--Note F................................             2,954
 Trustees' Fees--Note G.......................................             2,161
 Other Expenses...............................................             1,572
 Fees Assumed by Adviser--Note B..............................          (102,882)
---------------------------------------------------------------------------------
  Total Expenses..............................................            73,896
 Expense Offset--Note A.......................................            (1,904)
---------------------------------------------------------------------------------
  Net Expenses................................................            71,992
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.........................................           696,689
---------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS..............................           (41,214)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS..................................................            61,915
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.......................................            20,701
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........          $717,390
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    NOVEMBER 1,
                                                       APRIL 30,     1995** TO
                                                         1997      APRIL 30, 1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................... $   696,689    $   99,017
 Net Realized Loss...................................     (41,214)       (2,447)
 Net Change in Unrealized Appreciation/Depreciation..      61,915      (135,969)
---------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   From Operations...................................     717,390       (39,399)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class................................    (462,628)      (38,548)
  Institutional Service Class........................    (152,667)      (24,975)
---------------------------------------------------------------------------------
 Total Distributions.................................    (615,295)      (63,523)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE I):
 Institutional Class:
   Issued--Regular...................................  10,616,111     2,785,396
   --In Lieu of Cash Distributions...................     462,628        38,548
   Redeemed..........................................    (532,897)     (340,122)
---------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.......  10,545,842     2,483,822
---------------------------------------------------------------------------------
 Institutional Service Class:
   Issued--Regular...................................   2,374,305     2,930,372
   --In Lieu of Cash Distributions...................     152,667        24,975
   Redeemed..........................................  (1,383,926)      (20,270)
---------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares............................................   1,143,046     2,935,077
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......  11,688,888     5,418,899
---------------------------------------------------------------------------------
 Total Increase......................................  11,790,983     5,315,977
Net Assets:
 Beginning of Period.................................   5,315,977           --
---------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $117,102 and $34,746,
  respectively)...................................... $17,106,960    $5,315,977
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

BHM&S TOTAL RETURN BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        INSTITUTIONAL SERVICE
                              INSTITUTIONAL CLASS               CLASS
                           -------------------------- --------------------------
                             YEAR      NOVEMBER 1,      YEAR      NOVEMBER 1,
                             ENDED       1995***        ENDED       1995***
                           APRIL 30,        TO        APRIL 30,        TO
                            1997++   APRIL 30, 1996++  1997++   APRIL 30, 1996++
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  9.85       $10.00       $ 9.84        $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.60         0.28         0.57          0.27
 Net Realized and
  Unrealized Gain (Loss)
  on Investments.........      0.05        (0.27)        0.05         (0.27)
--------------------------------------------------------------------------------
  Total from Investment
   Operations............      0.65         0.01         0.62           --
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...     (0.54)       (0.16)       (0.51)        (0.16)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................   $  9.96       $ 9.85       $ 9.95        $ 9.84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+............      6.75%        0.08%**      6.47%        (0.07)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............   $13,062       $2,445       $4,045        $2,871
Ratio of Expenses to
 Average Net Assets......      0.57%        0.61%*       0.82%         0.83%*
Ratio of Net Investment
 Income to Average Net
 Assets..................      6.01%        5.53%*       5.78%         5.44%*
Portfolio Turnover Rate..       151%          55%         151%           55%
--------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share...   $  0.12       $ 0.23       $ 0.14        $ 0.20
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................      0.55%        0.55%*       0.80%         0.80%*
--------------------------------------------------------------------------------

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
 ++ Per share amounts are based on average outstanding shares.

    The accompanying notes are an integral part of the financial statements.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The BHM&S Total Return Bond Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class shares and Institutional Service Class shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the BHM&S Total Return Bond Portfolio is to provide a maximum long term total return consistent with reasonable risk to principal by investing in investment grade fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  For the year ended April 30, 1997, the Portfolio expects to defer to May 1, 1997 for federal income tax purposes, post-October capital losses of $480.

  At April 30, 1997, the Portfolio had available a capital loss carryover for federal income tax purposes of $34,317 which will expire on April 30, 2005.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for paydown gains (losses), post-October capital losses and the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $1,016 to increase undistributed net investment income and $962 to increase accumulated net realized loss, with a decrease to paid in capital of $54.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Barrow, Hanley, Mewhinney, & Strauss, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.35% of average daily net assets. Through December 31, 1997, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% and 0.80% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net

                       BHM&S TOTAL RETURN BOND PORTFOLIO
assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1997, $82,083 was paid to CGFSC for its services.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to April 30, 1997, the amount charged to the Portfolio by the Bank aggregated $294, all of which is unpaid at April 30, 1997.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolio made purchases of $16,468,317 and sales of $8,006,875 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities total $11,601,109 and $8,460,162, respectively.

                       BHM&S TOTAL RETURN BOND PORTFOLIO

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 98.1% and 84.0% of total shares outstanding were held by 4 and 4 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning more than 10% of the aggregate total shares outstanding.

K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                        INSTITUTIONAL SERVICE CLASS
                          INSTITUTIONAL CLASS SHARES              SHARES
                         ----------------------------- -----------------------------
                              YEAR       NOVEMBER 1,        YEAR       NOVEMBER 1,
                             ENDED         1995* TO        ENDED         1995* TO
                         APRIL 30, 1997 APRIL 30, 1996 APRIL 30, 1997 APRIL 30, 1996
                         -------------- -------------- -------------- --------------
Shares Issued...........   1,069,573       277,892         239,518       291,359
In Lieu of Cash
 Distributions..........      46,682         3,857          15,482         2,511
Shares Redeemed.........     (53,183)      (33,686)       (140,200)       (2,007)
                           ---------       -------        --------       -------
Net Increase (Decrease)
 from Capital Share
 Transactions...........   1,063,072       248,063         114,800       291,863
                           =========       =======        ========       =======

* Commencement of Operations

                                    PART B
                                   UAM FUNDS

                   CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN
                                   PORTFOLIO
                   CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND
                                   PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Chicago Asset Management Value/Contrarian Portfolio Institutional Class Shares and Chicago Asset Management Intermediate Bond Portfolio Institutional Class Shares dated July 10, 1997. To obtain the Prospectuses, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........................    3

PURCHASE AND REDEMPTION OF SHARES...........................   13

SHAREHOLDER SERVICES........................................   14

INVESTMENT LIMITATIONS......................................   15

MANAGEMENT OF THE FUND......................................   16

INVESTMENT ADVISER..........................................   19

PORTFOLIO TRANSACTIONS......................................   20

ADMINISTRATIVE SERVICES.....................................   21

PERFORMANCE CALCULATIONS....................................   22

GENERAL INFORMATION.........................................   23

FEDERAL TAXES...............................................   25

APPENDIX A -- DESCRIPTION OF SECURITIES AND CORPORATE BOND
 RATINGS....................................................  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Chicago Asset Management Company

DISTRIBUTOR
UAM Fund Distributor, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT

UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objectives and policies of the Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio (the "Portfolios") as set forth in the Portfolios' Prospectuses:

LENDING OF SECURITIES

     Each Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

HEDGING STRATEGIES

     Each Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. Each Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each Portfolio may also enter into foreign currency contracts to hedge against its foreign currency movements. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolios will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of a Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While each Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolios' net asset value will fluctuate. There can be no assurance that a Portfolio's hedging transactions will be effective. Also, a Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS




     The U.S. dollar value of the assets of the Portfolios may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolios may enter into forward foreign currency exchange contracts in several circumstances. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when either of the Portfolios anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of such Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Neither Portfolio intends to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolios will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Portfolio to deliver an amount of foreign currency in excess of the value of such Portfolio's securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of each Portfolio will thereby be served. The Fund's Custodian will place cash, or liquid securities into a segregated account in an amount equal to the value of such Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of such Portfolio's commitments with respect to such contracts.

     The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that such Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If a Portfolio retains the portfolio security and engages in an offsetting transaction, such Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, such Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     Each of the Portfolios' dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolios are not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     Each Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolios intend to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging positions or that the Fund's commodity futures and option positions be for other purposes, only to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of a Portfolio. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     A Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     The Portfolios may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, each Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, each Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. Each Portfolio writes only covered options, which means that so long as a Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, a Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.

As in the case of other types of options, however, the benefit to the Portfolios deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     Each Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the SEC. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolios to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

     Each Portfolio may enter into swap contracts. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

     The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

     Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, a Portfolio's risk of loss consists of the net amount of interest payments that a Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of each Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in each Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of each Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectuses. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of a Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. Each Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7)  purchase on margin or sell short except as specified in (5) above;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (9) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS
     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined by the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.

COMPENSATION TABLE

(1)                        (2)                      (3)                (4)                (5)
                                                                                          TOTAL
                                                 PENSION OR                           COMPENSATION
                                                 RETIREMENT          ESTIMATED       FROM REGISTRANT
                        AGGREGATE                BENEFITS ACCRUED    ANNUAL          AND
NAME OF PERSON,         COMPENSATION             AS PART OF          BENEFITS UPON   FUND COMPLEX
POSITION                FROM REGISTRANT          FUND EXPENSES       RETIREMENT      PAID TO TRUSTEES
----------------------  ---------------------    -----------------   -------------   ----------------

John T. Bennett, Jr.
  Trustee.............                  $4,874                   0               0            $31,700
J. Edward Day
  Former Trustee......                  $2,168                   0               0            $15,550
Philip D. English
  Trustee.............                  $4,874                   0               0            $31,700
William A. Humenuk
  Trustee.............                  $4,874                   0               0            $31,700
Nancy J. Dunn
  Trustee.............                  $    0                   0               0            $     0

PRINCIPAL HOLDERS OF SECURITIES

     As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of a Portfolio:

     Chicago Asset Management Value/Contrarian Portfolio Institutional Class
Shares: UMBSC & Co, FBO Interstate Brands Conserv. Growth, P.O. Box 419260, Kansas City, MO, 55.6%*; UMBSC & Co., FBO Interstate Brands Moderate Growth, P.O. Box 419260, Kansas City, MO, 23.8%*; UMBSC & Co., FBO Interstate Brands Aggressive Growth, P.O. Box 419260, Kansas City, MO, 9.5%*; and United Asset Management Corp., Profit Sharing and 401K Plan Trustees, P.O. Box 1443, Chicago, IL, 5.2%*.

     Chicago Asset Management Intermediate Bond Portfolio Institutional Class
Shares: Edward Usher and Francis McCartin Trustees FBO Pipe Fitters Pension Fund Local 597, c/o Chicago Asset Management Company, 70 W. Madison, 56th Floor, Chicago, IL, 90.4%*; and Hartnat & Co., American Eurocopter, P.O. Box 92800, Rochester, NY, 5.9%*.

     The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                         INVESTMENT ADVISER

CONTROL OF ADVISER

     The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

PHILOSOPHY AND STYLE

     Chicago Asset Management Value/Contrarian Portfolio. The Adviser views itself as an equity manager who, by combining value judgment and contrarian opinion, strives to outperform the market and other money managers not by market timing, but by focusing on the selection of individual securities. Categorized as a large cap, bottom-up, value/contrarian, the Adviser's philosophy and strategy are qualitative and have remained the same since the inception of the firm.

     Chicago Asset Management Intermediate Bond Portfolio. The Adviser's approach is predicated on a controlled risk strategy that avoids dependence on interest rate anticipation while emphasizing value added through sector rotation and yield curve analysis. The firm seeks to add value by improving the odds in a risk/reward equation. The Adviser focuses on the more traditional aspects of active portfolio management by scrutinizing sectors, coupons, call features, and the shape of the yield curve. Portfolios are constructed for income and safety.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

     Chicago Asset Management Value/Contrarian Portfolio...  0.625%
     Chicago Asset Management Intermediate Bond Portfolio..   0.48%

     From December 16, 1994 (date of commencement) to April 30, 1995, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $1,261. For the fiscal years ended April 30, 1996 and April 30, 1997, the Chicago Asset Management Value/Contrarian Portfolio paid advisory fees of $0. During these periods, the Adviser voluntarily waived advisory fees of $5,000 and $13,652, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio (excluding interest, taxes and extraordinary expenses), if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.95%.

     For the period from January 24, 1995 (date of commencement) to April 30, 1995, the Chicago Asset Management Intermediate Bond Portfolio paid advisory fees of $0. During this period, the Adviser voluntarily waived advisory fees of $6,578. For the fiscal years ended April 30, 1996 and April 30, 1997, the Chicago Asset Management Intermediate Bond Portfolio paid advisory fees of $0. During these periods, the Adviser voluntarily waived advisory fees of $31,000 and $41,438, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fee and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.80%.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolios and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. The Adviser may, however, consistent with the interests of the Portfolios, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolios. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995, April 30, 1996, and April 30, 1997, Chicago Asset Management Value/Contrarian Portfolio paid aggregate brokerage commissions of $556, $892, and $20,946, respectively.

     Some securities considered for investment by the Portfolios may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly-owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     The basis of the fees paid to CGFSC for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. The services currently provided by FSI as Administrator to the Fund and CGFSC as Sub-Administrator and the basis of the current fees payable are described in the Portfolios' Prospectuses.

     The following table shows administrative fees paid by each Portfolio to FSI and CGFSC during the last three fiscal years:

                                         FSI                            CGFSC
                                ---------------------  ----------------------------------------

                                  PERIOD
                                   FROM        YEAR    INCEPTION    YEAR      YEAR
                                 4/15/96 TO   ENDED       TO       ENDED     ENDED    INCEPTION
                                 4/30/96     4/30/97   4/30/95    4/30/96   4/30/97     DATE


Chicago Asset Management
 Value/Contrarian Portfolio          $2,523    $1,287    $12,304   $49,477   $74,076   12/16/94


Chicago Asset Management
 Intermediate Bond Portfolio         $2,640    $3,427    $ 9,785   $48,360   $76,798    1/24/95



                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those methods used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Intermediate Bond Portfolio for the 30-day period ended on April 30, 1997 was 5.88%.

     A yield figure is obtained using the following formula:

     Yield = 2[(a - b + 1)/6/ - 1]
                -----
                  cd

where:
     a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The average annual total return for the Chicago Asset Management Intermediate Bond Portfolio and Chicago Asset Management Value/Contrarian Portfolio from inception and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                 AVERAGE ANNUAL
                                                SINCE INCEPTION
                                     ONE YEAR       THROUGH
                                      ENDED        YEAR ENDED
                                    APRIL 30,      APRIL 30,      INCEPTION
                                       1997           1997          DATE
                                    ----------  ----------------  ---------
     Intermediate Bond Portfolio..       5.53%             7.78%    1/24/95
     Value/Contrarian Portfolio...       3.72%            18.19%   12/16/94

         These figures are calculated according to the following formula:

     P(1 + T)/n/ = ERV

where:
     P =  a hypothetical initial payment of $1,000
     T =  average annual total return
     n =  number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in either Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in a Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One

International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of each Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of a Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Except for transactions the Portfolios have identified as hedging transactions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

FINANCIAL STATEMENTS

     The Financial Statements of the Chicago Asset Management Value/Contrarian and Intermediate Bond Portfolios for the fiscal years ended April 30, 1996 and April 30, 1997, and the Financial Highlights for the respective periods presented and the report thereon of Price Waterhouse LLP, the Fund's independent accountant which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

       APPENDIX A -- DESCRIPTION OF SECURITIES AND CORPORATE BOND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

     AAA -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's Investors Service, Inc. ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER


     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

           With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Chicago Asset Management Value/Contrarian Portfolio
Chicago Asset Management Intermediate Bond Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Chicago Asset Management Value/Contrarian Portfolio and the Chicago Asset Management Intermediate Bond Portfolio (the "Portfolios"), Portfolios of UAM Funds Trust, at April 30, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the year ended April 30, 1997, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 55.86% for Chicago Asset Management Value/Contrarian Portfolio.

The percentage of income earned from direct treasury obligations was 28.06% for Chicago Asset Management Intermediate Bond Portfolio.

Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio hereby designate approximately $54,000 and $8,000, respectively, as long-term capital gain dividends for the purpose of the dividend paid deduction on its federal income tax returns.

    The accompanying notes are an integral part of the financial statements. CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (96.5%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.0%)
 Raytheon Co...............................................    9,475 $   413,347
--------------------------------------------------------------------------------
AUTOMOTIVE (6.8%)
 Ford Motor Co.............................................   13,450     467,388
 General Motors Corp.......................................    8,125     470,234
                                                                     -----------
                                                                         937,622
--------------------------------------------------------------------------------
BANKS (6.5%)
 Banc One Corp.............................................    9,825     416,334
 BankAmerica Corp..........................................    4,075     476,266
                                                                     -----------
                                                                         892,600
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.7%)
 IBP, Inc..................................................   19,125     454,219
 Sysco Corp................................................   13,050     463,275
                                                                     -----------
                                                                         917,494
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (3.4%)
 Deluxe Corp...............................................   15,375     470,859
--------------------------------------------------------------------------------
CHEMICALS (6.2%)
 Dow Chemical Co...........................................    5,550     471,056
 Ethyl Corp................................................   42,300     385,988
                                                                     -----------
                                                                         857,044
--------------------------------------------------------------------------------
CONSUMER DURABLES (2.3%)
 Goodyear Tire & Rubber Co.................................    5,975     314,434
--------------------------------------------------------------------------------
ELECTRONICS (3.1%)
 AMP, Inc..................................................   11,775     422,428
--------------------------------------------------------------------------------
ENERGY (3.2%)
 Mobil Corp................................................    3,400     442,000
--------------------------------------------------------------------------------
HEALTH CARE (9.5%)
 Aetna Inc.................................................    5,150     469,294
 Columbia/HCA Healthcare Corp..............................   12,075     422,625
 United Healthcare Corp....................................    8,700     423,037
                                                                     -----------
                                                                       1,314,956
--------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (3.5%)
 Chubb Corp..................................................  8,475 $  489,431
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.2%)
 Darden Restaurants, Inc..................................... 57,225    443,494
-------------------------------------------------------------------------------
MANUFACTURING (9.9%)
 Eastman Kodak Co............................................  5,550    463,425
 Tenneco, Inc................................................ 11,100    442,612
 Whitman Corp................................................ 19,900    460,188
                                                                     ----------
                                                                      1,366,225
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.5%)
 International Paper Co...................................... 11,075    467,919
 Weyerhaeuser Co.............................................  9,475    433,481
                                                                     ----------
                                                                        901,400
-------------------------------------------------------------------------------
PHARMACEUTICALS (2.9%)
 Pharmacia & Upjohn, Inc..................................... 13,400    396,975
-------------------------------------------------------------------------------
RETAIL (6.9%)
 Nordstrom, Inc.............................................. 12,250    480,813
 The Limited, Inc............................................ 26,250    475,781
                                                                     ----------
                                                                        956,594
-------------------------------------------------------------------------------
TECHNOLOGY (6.6%)
 *Apple Computer, Inc........................................ 24,175    410,975
 International Business Machines Corp........................  3,150    506,363
                                                                     ----------
                                                                        917,338
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.3%)
 AT&T Corp................................................... 12,550    420,425
 Bell Atlantic Corp..........................................  6,675    452,231
                                                                     ----------
                                                                        872,656
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $12,918,760).......................        13,326,897
-------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc., 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $424,061, collateralized
  by $426,428 of various U.S. Treasury Notes, 4.75%-
  6.125%, due from 08/31/98-10/31/98, valued at $424,341
  (COST $424,000)......................................... $424,000 $   424,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $13,342,760)(a)...........           13,750,897
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.4%).................               53,509
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $13,804,406
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $13,342,997. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $407,900. This consisted of aggregate gross unrealized appreciation for all securities of $637,018 and aggregated gross unrealized depreciation for all securities of $229,118.

    The accompanying notes are an integral part of the financial statements. CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES (56.1%)
-------------------------------------------------------------------------------
BANKS (13.5%)
 BankAmerica Corp. 7.625%, 06/15/04....................... $250,000 $   255,273
 Northern Trust Co. 6.50%, 05/01/03.......................  250,000     241,455
 Norwest Corp. 7.70%, 11/15/97............................  250,000     252,010
 State Street Boston Corp. 7.35%, 06/15/26................  250,000     255,612
 SunTrust Banks, Inc. 6.00%, 02/15/26.....................  275,000     254,163
 Wachovia Corp. 6.625%, 11/15/06..........................  100,000      96,357
                                                                    -----------
                                                                      1,354,870
-------------------------------------------------------------------------------
FINANCIAL SERVICES (15.3%)
 Associates Corp. of North America 7.75%, 02/15/05........  250,000     261,082
 Chrysler Financial Corp. 5.93%, 12/08/98.................  250,000     248,335
 CIT Group Holdings, Inc. 6.25%, 10/25/99.................  200,000     198,226
 Exxon Capital Corp.
  7.875%, 08/15/97........................................  105,000     105,599
  6.625%, 08/15/02........................................    9,000       8,861
 Ford Motor Credit Co.--Global Bond 6.25%, 11/08/00.......  250,000     245,460
 General Motors Acceptance Corp. 8.00%, 05/02/97..........  250,000     249,990
 General Motors Acceptance Corp.--Global Bond 6.75%,
  02/07/02................................................  100,000      98,858
 IBM Credit Corp. 6.375%, 11/01/97........................  125,000     125,160
                                                                    -----------
                                                                      1,541,571
-------------------------------------------------------------------------------
INDUSTRIAL (12.7%)
 Heinz (H.J.) Co. 5.50%, 09/15/97.........................  278,000     277,497
 Hertz Corp. 8.30%, 02/02/98..............................  250,000     253,722
 PepsiCo, Inc. 6.25%, 09/01/99............................  250,000     247,622
 Shell Oil Co. 6.625%, 07/01/99...........................  250,000     250,148
 WMX Technologies, Inc. 6.25%, 10/15/00...................  250,000     244,895
                                                                    -----------
                                                                      1,273,884
-------------------------------------------------------------------------------
RETAIL (6.8%)
 J.C. Penney & Co.
  5.375%, 11/15/98........................................   53,000      52,166
  6.90%, 08/15/26.........................................  200,000     198,764
 Motorola, Inc. 6.50%, 09/01/25...........................  300,000     292,302
 Wal-Mart Stores, Inc. 6.375%, 03/01/03...................  140,000     135,839
                                                                    -----------
                                                                        679,071
-------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              FACE
                                                             AMOUNT    VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES--(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES (7.8%)
 Florida Power & Light Co. 5.50%, 07/01/99................. $150,000 $   146,876
 National Rural Utilities 5.95%, 01/15/03..................  250,000     237,110
 Pennsylvania Power & Light Co. 5.50%, 04/01/98............  150,000     148,998
 Virginia Electric Power Co. 6.25%, 08/01/98...............  250,000     249,470
                                                                     -----------
                                                                         782,454
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (COST $5,620,631)............            5,631,850
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (33.6%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTES
 6.125%, 05/31/97..........................................  550,000     550,170
 5.625%, 08/31/97..........................................  500,000     499,845
 5.875%, 02/28/99..........................................  250,000     248,438
 7.75%, 01/31/00...........................................  500,000     516,560
 5.875%, 06/30/00..........................................  250,000     245,977
 5.25%, 01/31/01...........................................  250,000     239,882
 7.50%, 11/15/01...........................................  250,000     259,023
 6.125%, 12/31/01..........................................  300,000     294,798
 7.50%, 05/15/02...........................................   50,000      51,985
 6.50%, 10/15/06...........................................  475,000     467,205
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,360,980).........            3,373,883
--------------------------------------------------------------------------------
AGENCY SECURITIES (6.6%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 5.37%, 02/07/01...........................................  250,000     239,218
 6.40%, 09/27/05...........................................  200,000     192,718
 5.875%, 02/02/06..........................................  250,000     232,655
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $692,351)....................              664,591
--------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $212,031, collateralized
  by $213,214 of various U.S. Treasury Notes,
  4.75%-6.125%, due from 08/31/98-10/31/98, valued at
  $212,170 (COST $212,000)................................ $212,000 $   212,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.4%)(COST $9,885,962)(a).............            9,882,324
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.6%).................              161,853
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $10,044,177
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $9,887,684. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $5,360. This consisted of aggregate gross unrealized appreciation for all securities of $103,374 and aggregate gross unrealized depreciation for all securities of $108,734.

CHICAGO ASSET MANAGEMENT PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                    CHICAGO ASSET CHICAGO ASSET
                                                     MANAGEMENT    MANAGEMENT
                                                       VALUE/     INTERMEDIATE
                                                     CONTRARIAN       BOND
                                                      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost..............................  $13,342,760   $ 9,885,962
                                                     ===========   ===========
 Investments, at Value.............................  $13,750,897   $ 9,882,324
 Cash..............................................          569           961
 Deferred Organization Costs--Note A...............       11,701        12,254
 Receivable due from Investment Adviser--Note B....       13,427        19,471
 Dividends Receivable..............................       21,598           --
 Receivable for Investments Sold...................       18,623           --
 Receivable for Portfolio Shares Sold..............       57,176         1,078
 Interest Receivable...............................           61       171,999
 Other Assets......................................           10            90
-------------------------------------------------------------------------------
  Total Assets.....................................   13,874,062    10,088,177
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................       22,573           --
 Payable for Administrative Fees--Note C...........        7,652         8,274
 Payable for Account Services Fees--Note F.........           83           203
 Payable for Trustees' Fees--Note G................          454           462
 Other Liabilities.................................       38,894        35,061
-------------------------------------------------------------------------------
  Total Liabilities................................       69,656        44,000
-------------------------------------------------------------------------------
NET ASSETS.........................................  $13,804,406   $10,044,177
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital...................................  $13,283,788   $ 9,985,585
 Undistributed Net Investment Income...............       30,593        60,816
 Accumulated Net Realized Gain.....................       81,888         1,414
 Unrealized Appreciation (Depreciation)............      408,137        (3,638)
-------------------------------------------------------------------------------
NET ASSETS.........................................  $13,804,406   $10,044,177
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited
  authorization, no par value).....................    1,056,131       975,130
 Net Asset Value, Offering and Redemption Price Per
  Share............................................  $     13.07   $     10.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                             CHICAGO ASSET           CHICAGO ASSET
                                              MANAGEMENT              MANAGEMENT
                                                VALUE/               INTERMEDIATE
                                              CONTRARIAN                 BOND
                                               PORTFOLIO               PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.......................              $  50,048               $    --
 Interest........................                 11,752                577,376
----------------------------------------------------------------------------------
  Total Income...................                 61,800                577,376
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.....................  $ 13,652                $ 41,438
  Less: Fees Waived..............   (13,652)         --     (41,438)        --
                                   --------                --------
 Administrative Fees--Note C.....                 75,363                 80,225
 Custodian Fees--Note D..........                  5,081                     21
 Audit Fees......................                 12,460                 12,443
 Printing Fees...................                 22,559                 23,245
 Account Services Fees--Note F...                     83                    203
 Trustees' Fees--Note G..........                  1,986                  2,089
 Filing and Registration Fees....                 21,978                 18,723
 Amortization of Organization
  Expense--Note A................                  4,449                  4,372
 Other Expenses..................                  1,416                  6,063
 Fees Assumed by Adviser--Note B.               (124,633)               (78,563)
----------------------------------------------------------------------------------
  Total Expenses.................                 20,742                 68,821
 Expense Offset--Note A..........                   (259)                   (21)
----------------------------------------------------------------------------------
  Net Expenses...................                 20,483                 68,800
----------------------------------------------------------------------------------
NET INVESTMENT INCOME............                 41,317                508,576
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.                126,824                  8,536
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION OF
 INVESTMENTS.....................                219,469                (57,181)
----------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS...                346,293                (48,645)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.......              $ 387,610               $459,931
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                         YEAR ENDED   YEAR ENDED
                                                          APRIL 30,   APRIL 30,
                                                            1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................. $    41,317   $ 12,039
 Net Realized Gain......................................     126,824     52,560
 Net Change in Unrealized Appreciation/Depreciation.....     219,469    130,882
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..     387,610    195,481
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (20,547)   (14,741)
 Net Realized Gain......................................     (80,161)   (19,147)
--------------------------------------------------------------------------------
  Total Distributions...................................    (100,708)   (33,888)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular........................................  12,634,715     79,245
 --In Lieu of Cash Distributions........................      96,713     31,757
 Redeemed...............................................    (105,728)   (76,406)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........  12,625,700     34,596
--------------------------------------------------------------------------------
 Total Increase.........................................  12,912,602    196,189
Net Assets:
 Beginning of Year......................................     891,804    695,615
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $30,593 and $5,374, respectively)........... $13,804,406   $891,804
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.........................................     991,693      6,326
  In Lieu of Cash Distributions.........................       7,527      2,606
  Redeemed..............................................      (8,321)    (6,135)
--------------------------------------------------------------------------------
                                                             990,899      2,797
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                        YEAR ENDED   YEAR ENDED
                                                         APRIL 30,   APRIL 30,
                                                           1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................. $   508,576  $  404,686
 Net Realized Gain.....................................       8,536      60,194
 Net Change in Unrealized Appreciation/Depreciation....     (57,181)    (78,098)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.     459,931     386,782
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................    (506,282)   (388,730)
 Net Realized Gain.....................................     (22,948)    (48,388)
--------------------------------------------------------------------------------
  Total Distributions..................................    (529,230)   (437,118)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   1,826,542   2,481,207
 --In Lieu of Cash Distributions.......................     528,662     435,292
 Redeemed..............................................    (222,819)   (151,965)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   2,132,385   2,764,534
--------------------------------------------------------------------------------
 Total Increase........................................   2,063,086   2,714,198
Net Assets:
 Beginning of Year.....................................   7,981,091   5,266,893
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $60,816 and $58,170, respectively)......... $10,044,177  $7,981,091
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................     176,865     231,545
  In Lieu of Cash Distributions........................      51,334      41,292
  Redeemed.............................................     (21,434)    (14,328)
--------------------------------------------------------------------------------
                                                            206,765     258,509
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements. CHICAGO ASSET MANAGEMENT VALUE/CONTRARIAN PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   DECEMBER 16,
                                             YEAR ENDED YEAR ENDED  1994*** TO
                                             APRIL 30,  APRIL 30,   APRIL 30,
                                                1997       1996        1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........  $ 13.67    $ 11.14      $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................     0.18       0.19        0.05
 Net Realized and Unrealized Gain on
  Investments...............................     0.30       2.86        1.13
-------------------------------------------------------------------------------
  Total from Investment Operations..........     0.48       3.05        1.18
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................    (0.24)     (0.23)      (0.04)
 Net Realized Gain..........................    (0.84)     (0.29)        --
-------------------------------------------------------------------------------
  Total Distributions.......................    (1.08)     (0.52)      (0.04)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............  $ 13.07    $ 13.67      $11.14
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............................     3.72%     28.00%      11.81%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)......  $13,804    $   892      $  696
 Ratio of Expenses to Average Net Assets....     0.95%      1.06%       0.95%*
 Ratio of Net Investment Income to Average
  Net Assets................................     1.89%      1.51%       1.54%*
 Portfolio Turnover Rate....................       21%        33%          4%
 Average Commission Rate#...................  $0.0574    $0.0600         N/A
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses
  Assumed by the Adviser Per Share..........  $  0.60    $  1.50      $ 0.58
 Ratio of Expenses to Average Net Assets
  Including Expense Offsets.................     0.95%      0.95%       0.95%*
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # Beginning with fiscal year 1996, the Portfolio is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

   The accompanying notes are an integral part of the financial statements. CHICAGO ASSET MANAGEMENT INTERMEDIATE BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    JANUARY 24,
                                              YEAR ENDED YEAR ENDED 1995*** TO
                                              APRIL 30,  APRIL 30,   APRIL 30,
                                                 1997       1996       1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $ 10.39     $10.33     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.......................     0.61       0.64       0.17
 Net Realized and Unrealized Gain on
  Investments................................    (0.05)      0.14++     0.26
-------------------------------------------------------------------------------
  Total from Investment Operations...........     0.56       0.78       0.43
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......................    (0.62)     (0.64)     (0.10)
 Net Realized Gain...........................    (0.03)     (0.08)       --
-------------------------------------------------------------------------------
  Total Distributions........................    (0.65)     (0.72)     (0.10)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............  $ 10.30     $10.39     $10.33
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+................................     5.53%      7.62%      4.31%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).......  $10,044     $7,981     $5,267
 Ratio of Expenses to Average Net Assets.....     0.80%      0.84%      0.80%*
 Ratio of Net Investment Income to Average
  Net Assets.................................     5.88%      6.17%      6.20%*
 Portfolio Turnover Rate.....................       31%        24%         0%
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses Assumed
  by the Adviser Per Share...................  $  0.14     $ 0.12     $ 0.08
 Ratio of Expenses to Average Net Assets
  Including Expense Offsets..................     0.80%      0.80%      0.80%*
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser for the periods indicated.
 ++ The amount shown for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Chicago Asset Management Value/Contrarian Portfolio and Chicago Asset Management Intermediate Bond Portfolio (the "Portfolios"), portfolios of UAM Funds Trust, are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Chicago Asset Management Value/Contrarian Portfolio is to provide capital appreciation by investing primarily in the common stock of large companies. The objective of the Chicago Asset Management Intermediate Bond Portfolio is to provide a high level of current income consistent with moderate interest rate exposure by investing primarily in investment grade bonds with an average weighted maturity between 3 and 10 years.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                          ACCUMULATED
                                           UNDISTRIBUTED      NET
   CHICAGO ASSET MANAGEMENT COMPANY        NET INVESTMENT  REALIZED   PAID IN
   PORTFOLIOS                                  INCOME     GAIN (LOSS) CAPITAL
   --------------------------------        -------------- ----------- -------
   Value/Contrarian.......................     4,449           --     (4,449)
   Intermediate Bond......................       352         4,020    (4,372)

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. ORGANIZATION COST: Costs incurred by each Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Chicago Asset Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of average daily net assets, as follows:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                                RATE
-------------------------------------------                               ------
Value/Contrarian......................................................... 0.625%
Intermediate Bond........................................................  0.48%

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

Until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios' total annual operating expenses (excluding interest, taxes and extraordinary expenses), after the effect of expense offset arrangements, from exceeding 0.95% and 0.80% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Chicago Asset Management Value/Contrarian Portfolio and 0.04% of average daily net assets for Chicago Asset Management Intermediate Bond Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee.

For the year ended April 30, 1997, CGFSC was paid the following amounts by the
Administrator:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS
-------------------------------------------
Value/Contrarian....................................................... $74,076
Intermediate Bond......................................................  76,798

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to April 30, 1997, the amount charged to the Portfolios by the Bank is as follows:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS
-------------------------------------------
Value/Contrarian........................................................ $4,101
Intermediate Bond.......................................................    --

As of April 30, 1997, $3,469 remains unpaid for the Chicago Asset Management Value/Contrarian Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

                  CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolios' purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS                 PURCHASES   SALES
-------------------------------------------                ----------- --------
Value/Contrarian Portfolio................................ $12,538,797 $436,440
Intermediate Bond Portfolio...............................   2,438,160  992,612

Purchases and sales of long-term U.S. Government securities were $1,710,941 and $1,558,551 respectively, for Chicago Asset Management Intermediate Bond Portfolio. There were no purchases and sales of long-term U.S. Government securities for Chicago Asset Management Value/Contrarian Portfolio.

I. LINE OF CREDIT: The Chicago Asset Management Intermediate Bond Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Chicago Asset Management Intermediate Bond Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
CHICAGO ASSET MANAGEMENT COMPANY PORTFOLIOS               SHAREHOLDERS OWNERSHIP
-------------------------------------------               ------------ ---------
Value/Contrarian.........................................       2        78.5
Intermediate Bond........................................       1        90.2

                                     PART B
                                   UAM FUNDS
                             FPA CRESCENT PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with UAM Funds Trust's Prospectuses relating to the FPA Crescent Portfolio's Institutional Class Shares and Institutional Service Class Shares dated July 10, 1997. To obtain the Prospectuses, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........................    2

PURCHASE AND REDEMPTION OF SHARES...........................    7

SHAREHOLDER SERVICES........................................    8

MANAGEMENT OF THE FUND......................................    9

INVESTMENT ADVISER..........................................   11

SERVICE AND DISTRIBUTION PLANS..............................   13

PORTFOLIO TRANSACTIONS......................................   15

ADMINISTRATIVE SERVICES.....................................   15

PERFORMANCE CALCULATIONS....................................   15

GENERAL INFORMATION.........................................   16

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.........  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS


INVESTMENT ADVISER
First Pacific Advisors, Inc.

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the FPA Crescent Portfolio (the "Portfolio") is to provide, through a combination of income and capital appreciation, a total return consistent with reasonable investment risk. The following discussion supplements the discussion of the Portfolio's investment objective and policies as set forth in the Portfolio's Prospectuses. There can be no assurance the objective of the Portfolio will be attained.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest-bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements as discussed in the Prospectuses. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to the Portfolio is unrelated to the interest rate on the security itself. The Portfolio will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Portfolio's total assets would be invested in illiquid securities including such repurchase agreements.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Portfolio, the investment manager seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Portfolio will always receive as collateral for any repurchase agreement securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

WHEN-ISSUED SECURITIES

     The Portfolio may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Portfolio to the issuer and no interest accrues to the Portfolio. To the extent that assets of the Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income; however, it is the Portfolio's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Portfolio does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Portfolio will establish a segregated account with its Custodian in which it will maintain cash or liquid securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

FOREIGN SECURITIES

     Among the means through which the Portfolio may invest in foreign securities is the purchase of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Portfolios' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus an ADR or EDR representing ownership of common stock will be treated as common stock.

DEBT SECURITIES AND RATINGS

     Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. The Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates.

     The Portfolio reserves the right to invest up to 30% of its total assets in securities rated lower than BBB by S & P or lower than Baa by Moody's Investors Service, Inc. Lower rated securities generally offer a higher current yield than that available for higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

SHORT SALES

     The Portfolio may seek to hedge investments or realize additional gains through short sales. The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio also will incur transaction costs in effecting short sales.

     The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net equity. The Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short by the Portfolio would exceed the two percent (2%) of the value of the Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever the Portfolio engages in short sales, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and
(b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in the segregated account plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

     In addition, the Portfolio may make short sales "against the box," i.e. when a security identical to one owned by the Portfolio is borrowed and sold short. If the Portfolio enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. The

Portfolio will incur transaction costs, in connection with opening, maintaining, and closing short sales against the box.

OPTIONS AND FUTURES TRANSACTIONS

     As indicated in the Prospectuses, to the extent consistent with its investment objectives and policies, the Portfolio may purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into futures contracts and use options on futures contracts, to the extent of up to 5% of its assets.

     Transactions in options on securities and on indexes involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; such losses may be mitigated or exacerbated by changes in the value of the Portfolio's securities during the period the option was outstanding.

     Use of futures contracts and options thereon also involves certain risks. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio positions of the Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Portfolio's position. Also, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolio might not be able to close out a transaction at all or without incurring losses. Although the use of options and futures transactions for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Portfolio may use these techniques to hedge against changes in interest rates or securities prices or as part of its overall investment strategy. The Portfolio will maintain segregated accounts consisting of cash, or liquid securities (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures contracts to avoid leveraging of the Portfolio.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY AND FUTURES CONTRACTS

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on regulated futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     The Portfolio will distribute to shareholders annually, or more often, if necessary, any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

INVESTMENT RESTRICTIONS

     The following policies and investment restrictions have been adopted by the Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio's outstanding voting securities as defined in the 1940 Act. The Portfolio may not:

     (1) make loans to others, except (i) through the purchase of debt securities in accordance with its investment objective and policies, and (ii) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (2) (i) borrow money, except as stated in the Prospectuses and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings;

          (ii) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings;

     (3) purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities (does not preclude the Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities);

     (4) purchase or sell commodities or commodity contracts (other than futures transactions for the purposes and under the conditions described in the Prospectuses and in this SAI);

     (5) invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities);

     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7) purchase the securities of any issuer, if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Portfolio's assets may be invested without regard to this limitation;

     (8) purchase or sell real estate; however, the Portfolio may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts;

     (9) with respect to 75% of its assets, own more than 5% of the securities of any single issuer (other than investments issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities); and

     (10) with respect to 75% of its assets, own more than 10% of the outstanding voting securities of any one issuer.

     For the purposes of (2) above, the Portfolio may not borrow except from banks for temporary or emergency purposes and in connection with short sales of securities. In these situations, the Portfolio will limit borrowings to no more than 33/1//\\3\\% of the Portfolio's assets, and the Portfolio may not purchase additional securities when borrowings exceed 5% of its total assets.

     Investment restriction (6) above shall not be deemed to prohibit the Portfolio from engaging in short sales of securities as described in the Prospectuses under "Additional Investment Policies" and in this SAI under "Investment Objective and Policies."

     The Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Portfolio may not:

     (11) purchase any security if as a result the Portfolio would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer;

     (12) invest in any issuer for purposes of exercising control or management;

     (13) invest in securities of other investment companies which would result in the Portfolio owning more than 3% of the outstanding voting securities of any one such investment company, the Portfolio owning securities of another investment company having an aggregate value in excess of 5% of the value of the Portfolio's total assets, or the Portfolio owning securities of investment companies in the aggregate which would exceed 10% of the value of the Portfolio's total assets; and

     (14) invest, in the aggregate, more than 15% of its net assets in securities which are not readily marketable or are illiquid.

     If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's Custodian.

An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the NYSE and custodian bank are closed or trading on the NYSE is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectuses under "How Share Prices are Determined" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect an account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Institutional Class Shares' and Service Class Shares' Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Similarly, Service Class Shares of the Portfolio may be exchanged for shares of other UAM Funds or UAM Funds, Inc. Portfolios' Service Class Shares. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services

Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110 ;Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Senior Manager of Deloitte & Touche LLP from 1985 to 1995.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all of the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Independent Trustees by the Fund, as well as total compensation from the Fund, and UAM Funds, Inc. (collectively the "Fund Complex"), respectively, in the fiscal year ended April 30, 1997.

COMPENSATION TABLE



         (1)                        (2)                   (3)               (4)                (5)

                                                                                              TOTAL
                                                       PENSION OR                          COMPENSATION
                                                       RETIREMENT         ESTIMATED      FROM REGISTRANT
                                                    BENEFITS ACCRUED       ANNUAL              AND
   NAME OF PERSON,        AGGREGATE COMPENSATION       AS PART OF       BENEFITS UPON      FUND COMPLEX
      POSITION               FROM REGISTRANT         FUND EXPENSES       RETIREMENT      PAID TO TRUSTEES
      --------               ---------------         -------------       ----------      ----------------

John T. Bennett, Jr.
  Trustee.............          $4,874                     0                  0              $31,700
J. Edward Day
  Former Trustee......          $2,168                     0                  0              $15,550
Philip D. English
  Trustee.............          $4,874                     0                  0              $31,700
William A. Humenuk
  Trustee.............          $4,874                     0                  0              $31,700
Nancy J. Dunn
  Trustee.............          $    0                     0                  0              $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          FPA Crescent Portfolio Institutional Class Shares: Charles Schwab & Co., Inc., FBO Reinvest Account, 101 Montgomery St., San Francisco, CA, 39.8%*; AMG Holdings, Inc., P.O. Box 512256, Los Angeles, CA, 6.2*%.

          FPA Crescent Portfolio Institutional Service Class Shares: Grease Grandchildren Partnership, 122 S. Phillips Ave., Sioux Falls, SD, 22.6%*; Paul
A. Schock, Grease Children's Trust, 22.5%; Fleet National Bank, FBO Continental Homes 401K Retirement Plan, P.O. Box 92800, Rochester, NY, 16.8%*; Douglas M. Nelson and Mary T. Nelson, 5737 NE 56th Street, Seattle, WA, 11.6%; and Fleet National Bank, FBO Coastcast Corp., P.O. Box 92800, Rochester, NY, 11.2%*.

  The persons or organizations listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

PHILOSOPHY AND STYLE

     EQUITY SECURITIES: The Adviser utilizes a contrarian investment style, which often leads to investing in "what other people do not wish to own." The Adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The Adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the Adviser's view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The Adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short-term, thereby creating an excellent opportunity to either buy or sell.

     The Adviser's intensive research process includes looking for ideas by reviewing stock price or industry group underperformance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser's investment approach.

     FIXED INCOME OBLIGATIONS: Through fixed income investments, the Adviser seeks a reliable and recurring stream of income for the Portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

     The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only broadens the universe of opportunities, but offers additional diversification and can help lower portfolio volatility.

REPRESENTATIVE INSTITUTIONAL CLIENTS

     As of the date of this SAI, the Adviser's representative institutional clients included: Asea Brown Boveri, General Electric, Eastman Kodak, Federated Stores and Xerox Corporation.

     In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

CONTROL OF ADVISER

     The Adviser is an indirect wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 1.00%.

     For the fiscal years ended March 31, 1995, 1996 and 1997, the Portfolio paid advisory fees of $132,646, $189,156 and $302,772, respectively.

                        SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c) opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e) processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder service must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. Fees paid to Service Agents on behalf of the Portfolio for the fiscal year ended March 31, 1997 totaled $6.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The Fund and the Distributor intend to operate in compliance with the NASD's Conduct Rules relating to investment company sales charges.

                                 PORTFOLIO TRANSACTIONS

          The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

          It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended March 31, 1995, 1996, and 1997, brokerage commissions paid by the Portfolio totaled $51,853, $63,938, and $50,128, respectively.

          Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Trustees.

                            ADMINISTRATIVE SERVICES

          As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees, also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The Services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectuses.

          During the fiscal year ended March 31, 1995, the Portfolio paid administrative fees of $51,830 to its prior administrators, Southampton Investment Management Company. During the fiscal year ended March 31, 1996, the Portfolio paid administrative fees of $78,576 to its prior administrator, Investment Company Administration Corporation ("ICAC"). During the fiscal year ended March 31, 1997, the Portfolio paid total administrative fees of $14,196 to ICAC, $20,251 to CGFSC, and $30,359 to FSI.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

          The average annual total return for the Portfolio's Institutional Class Shares from inception on June 2, 1993 to March 31, 1997 and for the one year period ended March 31, 1997 are 17.10% and 20.61%, respectively. The cumulative total return for the Portfolio's Service Class Shares from inception on January 24, 1997 to March 31, 1997 is 2.36%.

          These figures will be calculated according to the following formula:

           P(1 + T)/n/ = ERV

where:

          P         =       a hypothetical initial payment of $1,000
          T         =       average annual total return
          n         =       number of years
          ERV       =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the
                            1, 5 or 10 year periods at the end of the 1, 5 or 10 year
                            periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the Shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of Shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of Shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders have no pre-emptive or other rights to subscribe to any additional Shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed income and capital gains. (See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.) The amounts of any income dividends or capital gains distributions cannot be predicted.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     The Portfolio will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income.

     The Portfolio will distribute to shareholders annually, or more often, if necessary, any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FINANCIAL STATEMENTS

     The Financial Statements and Financial Highlights of the FPA Crescent Portfolio for the fiscal year ended March 31, 1997 and the report thereon of Price Waterhouse LLP, the Portfolio's independent accountant, which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

     Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C -- The rating C is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

* Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and Federal National Mortgage Association, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation, are federally chartered institutions under Government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

           With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
The FPA Crescent Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the FPA Crescent Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at March 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended and for the period January 24, 1997 (commencement of operations) through March 31, 1997 for the Institutional Service Class shares, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The financial statements of the Portfolio for the year ended March 31, 1996 were audited by other independent accountants whose report dated April 26, 1996 expressed an unqualified opinion on those statements.

Price Waterhouse LLP
Boston, Massachusetts
May 12, 1997

-------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)

A Special Meeting of the Shareholders of The FPA Crescent Portfolio was held on Friday, September 6, 1996 at the offices of the Fund, 11400 West Olympic Blvd., Los Angeles, California. The following is a summary of the proposal presented and the total number of shares voted:

                                                    VOTES IN   VOTES    VOTES
PROPOSAL                                            FAVOR OF  AGAINST ABSTAINED
--------                                            --------- ------- ---------
To approve a proposed Agreement and Plan of
Reorganization and the transactions contemplated
thereby, which include (a) the transfer of all
assets of the Fund to a newly-formed series--the
FPA Crescent Portfolio (the "Series") of UAM Funds
Trust, a Delaware business trust, in exchange for
shares of the Series, and the assumption by the
Series of liabilities of the Fund; and (b) the
distribution to Fund shareholders of such Series'
shares.                                             1,103,042  1,375     --

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FPA Crescent Portfolio hereby designates $1,679,968 as a long-term capital gain dividend for the purpose of the dividend paid deduction on the Portfolio's Federal income tax return.

In 1997, 18.8% of the distributions taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
March 31, 1997

    The accompanying notes are an integral part of the financial statements.

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (47.8%)
-------------------------------------------------------------------------------
BANKS (3.5%)
 @ Chase Manhattan Corporation, The........................   2,000 $   187,250
  * HF Bancorp, Inc........................................  65,000     828,750
  Santa Barbara Bancorp....................................  19,900     597,000
 **Standard Federal Bancorporation.........................  12,000     696,000
                                                                    -----------
                                                                      2,309,000
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.7%)
 **RJR Nabisco Holdings Corp...............................  34,500   1,112,625
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.5%)
  Central Newspapers, Inc., Class A........................  12,000     601,500
  * Devon Group, Inc.......................................  22,000     649,000
 **News Corporation, Ltd., Spons. ADR, Pref. Ltd. Vtg. Ord.
  Shares...................................................  25,000     371,875
                                                                    -----------
                                                                      1,622,375
-------------------------------------------------------------------------------
CHEMICALS (0.5%)
  * Scotts Company, The....................................  15,000     345,000
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.8%)
  Semi-Tech (Global) Ltd., Spons. ADR...................... 102,250     540,994
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.8%)
 ** Alberto-Culver Company, Class A........................   3,000      66,750
  * Day Runner, Inc........................................  15,000     380,625
  * Guest Supply, Inc......................................  50,000     718,750
                                                                    -----------
                                                                      1,166,125
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.6%)
  American Express Company.................................   9,350     559,831
  Associates First Capital Corporation.....................   4,100     176,300
  * Dundee Bancorp, Inc., Class A..........................  25,000     488,069
  * Ocean Financial Corp...................................  16,000     443,000
  Phoenix Duff & Phelps Corporation........................  90,300     688,538
                                                                    -----------
                                                                      2,355,738
-------------------------------------------------------------------------------
HEALTH CARE (1.9%)
  * Medical Resources, Inc.................................  35,000     380,625
  *SMT Health Services Inc................................. 100,940     857,990
                                                                    -----------
                                                                      1,238,615
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (2.5%)
 ** Foremost Corporation of America.........................   5,500 $   319,000
  US Facilities Corporation.................................  65,000   1,316,250
                                                                     -----------
                                                                       1,635,250
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.7%)
  * IHOP Corp...............................................  70,000   1,767,500
--------------------------------------------------------------------------------
MANUFACTURING (7.0%)
  Coachmen Industries, Inc..................................  75,000   1,415,625
  * Littelfuse, Inc.........................................   8,500     393,125
  * National R.V. Holdings, Inc............................. 145,000   1,885,000
  * Recoton Corporation.....................................  70,000     918,750
                                                                     -----------
                                                                       4,612,500
--------------------------------------------------------------------------------
REAL ESTATE (4.7%)
  Crown American Realty Trust............................... 128,000     992,000
  Price Enterprises, Inc.................................... 113,000   2,076,375
                                                                     -----------
                                                                       3,068,375
--------------------------------------------------------------------------------
RETAIL (8.4%)
  * Good Guys, Inc., The....................................  80,000     550,000
  * Mac Frugal's Bargains-Close-outs Inc....................  50,000   1,325,000
  * Maxim Group, Inc., The..................................  15,000     198,750
  * Michaels Stores, Inc.................................... 117,200   2,153,550
  * Payless ShoeSource, Inc.................................  30,500   1,277,188
                                                                     -----------
                                                                       5,504,488
--------------------------------------------------------------------------------
SERVICES (2.3%)
  * Earl Scheib, Inc........................................  16,000     100,000
  * Pinkerton's, Inc........................................  56,000   1,442,000
                                                                     -----------
                                                                       1,542,000
--------------------------------------------------------------------------------
TECHNOLOGY (3.1%)
  * Arrow Electronics, Inc..................................  13,500     761,063
  * NCR Corporation.........................................  28,000     987,000
  * Wang Laboratories, Inc..................................  15,000     266,250
                                                                     -----------
                                                                       2,014,313
--------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

    The accompanying notes are an integral part of the financial statements.

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.8%)
 ** Reebok International Ltd............................     12,000 $   538,500
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $26,869,053)..................             31,373,398
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PREFERRED STOCKS (3.8%)
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.2%)
  RJR Nabisco Holdings Corp., 10%, 12/31/44, Series T...      6,450     160,444
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.5%)
  AMC Entertainment, Inc., $1.75, 12/31/49 Cv...........     19,000     646,000
  Station Casinos, Inc., 7.0%, 12/31/49 Cv..............     22,500     970,312
                                                                    -----------
                                                                      1,616,312
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.4%)
  Phoenix Duff & Phelps Corporation, $1.50, 11/1/15, Se-
  ries A Cv.............................................      9,730     260,278
-------------------------------------------------------------------------------
REAL ESTATE (0.6%)
  Walden Residential Properties, Inc., 9.2%, 12/31/06...     15,000     386,250
-------------------------------------------------------------------------------
RETAIL (0.1%)
  Signet Group PLC, $1.06, 12/31/49, Cv.................      5,800      92,800
-------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,412,844)................              2,516,084
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS (19.8%)
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.1%)
  Busse Broadcasting Corp., 11.625%, 10/15/00........... $  427,000     448,884
  Continental Cablevision, Inc., 11.00%, 6/1/07.........    800,000     900,346
                                                                    -----------
                                                                      1,349,230
-------------------------------------------------------------------------------
CONSUMER STAPLES (0.2%)
  Playtex Family Products Corp., 9.00%, 12/15/03........    150,000     149,625
-------------------------------------------------------------------------------
CONSUMER DURABLES (0.4%)
  # International Semi-Tech Microelectrics Inc.,
    0.00%/11.50%, 8/15/03...............................    510,000     284,325
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.5%)
  Trump Atlantic City Associates, 11.25%, 5/1/06........  1,800,000   1,633,500
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

    The accompanying notes are an integral part of the financial statements.

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (0.5%)
  GPA Delaware, Inc., 8.75%, 12/15/98.................... $  300,000 $   305,625
--------------------------------------------------------------------------------
HEALTH CARE (0.9%)
  NovaCare Inc., 5.50%, 1/15/00 Cv.......................    650,000     598,000
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (0.1%)
  MGM Grand Hotels Finance Corp., 12.00%, 5/1/02.........     85,000      89,896
--------------------------------------------------------------------------------
MANUFACTURING
 (0.8%)
  Fomento Economico Mexicano SA, 9.50%, 7/22/97..........    410,000     416,663
  Triangle Pacific Corp., 10.50%, 8/1/03.................    140,000     148,225
                                                                     -----------
                                                                         564,888
--------------------------------------------------------------------------------
REAL ESTATE
 (3.0%)
  Alexander Haagen Properties, Inc., Series A, 7.50%,
  1/15/01 Cv.............................................    975,000     911,625
  Alexander Haagen Properties, Inc., Series B, 7.50%,
  1/15/01 Cv.............................................    625,000     584,375
  Rockefeller Center Properties, Inc., 0.00%, 12/31/00...    700,000     460,250
                                                                     -----------
                                                                       1,956,250
--------------------------------------------------------------------------------
RETAIL
 (5.5%)
  Charming Shoppes, Inc., 7.50%, 7/15/06 Cv..............  1,975,000   1,994,750
  Fabri-Centers of America, Inc., 6.25%, 3/1/02 Cv.......     80,000      76,700
  Genesco Inc., 10.375%, 2/1/03..........................    350,000     355,250
  Michaels Stores, Inc., 6.75%, 1/15/03 Cv...............    300,000     259,500
  Michaels Stores, Inc., 10.875%, 6/15/06................    900,000     924,750
                                                                     -----------
                                                                       3,610,950
--------------------------------------------------------------------------------
SERVICES
 (1.6%)
  EMCOR Group, Inc., Series C, 11.00%, 12/15/01..........    263,700     270,292
  Fleming Companies, Inc., 10.625%, 12/15/01.............    750,000     751,875
                                                                     -----------
                                                                       1,022,167
--------------------------------------------------------------------------------
TELECOMMUNICATIONS
 (2.2%)
  Mobile Telecommunication Technologies Corp., 13.50%,
  12/15/02...............................................  1,600,000   1,448,000
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $13,014,834)...                           13,012,456
--------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
March 31, 1997

   The accompanying notes are an integral part of the financial statements.

                                                         SHARES      VALUE+
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
REAL ESTATE (0.0%)
  * Walden Residential Properties, Inc., expiring
    1/1/02 (COST $15,000).............................      15,000 $    23,437
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT TERM INVESTMENT (29.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (29.1%)
 Chase Securities, Inc., 6.10%, dated 3/31/97, due
    4/1/97, to be repurchased at $19,102,236,
    collateralized by $19,030,000 of various U.S.
    Treasury Notes and Bills, 0.0%-9.125%, due
    8/28/97-11/30/99, valued at $19,591,440 (COST
    $19,099,000)...................................... $19,099,000  19,099,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $61,410,731).........              66,024,375
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.5%)............                (374,061)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                         NO. OF
                                                        CONTRACTS
-------------------------------------------------------------------------------
WRITTEN CALL OPTIONS
-------------------------------------------------------------------------------
 Chase Manhattan Corporation, The, expiring 4/19/97,
    Strike Price $95 (Premium Received $18,439).......          20 $     4,250
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                         SHARES
-------------------------------------------------------------------------------
SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
COMMON STOCKS
  Alberto-Culver Company, Class B.....................       3,000 $    78,375
  Bed Bath & Beyond Inc...............................       6,000     145,125
  Boston Chicken, Inc.................................       4,500     137,250
  GT Interactive Software Corporation.................      12,500      89,062
  News Corporation, Ltd., Spons. ADR..................      16,500     297,000
  Regal Cinemas, Inc..................................       4,500     121,500
  Nabisco Holdings Corporation, Class A...............      27,000   1,100,250
  Sensormatic Electronics Corporation.................       7,000     118,125
  Warnaco Group, Inc., The............................       4,000     119,000
                                                                   -----------
   (Total Proceeds $2,100,923)........................             $ 2,205,687
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
 ** All, or a portion of these shares, were pledged to cover margin requirements on open short sale transactions.
 @ All, or a portion of these shares, cannot be sold pending expiration of written call options.
 # Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
ADRAmerican Depositary Receipt.

FPA CRESCENT PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $61,410,731
                                                                    ===========
 Investments, at Value (Including a Repurchase Agreement of
  $19,099,000) (Note A)............................................ $66,024,375
 Cash..............................................................   1,493,517
 Receivable for Portfolio Shares Sold..............................     412,579
 Deposits with Brokers for Securities Sold Short (Note A)..........   2,511,091
 Dividends and Interest Receivable.................................     374,051
 Other Assets......................................................         788
-------------------------------------------------------------------------------
  Total Assets.....................................................  70,816,401
-------------------------------------------------------------------------------
LIABILITIES
 Securities Sold Short, at Value (Proceeds $2,100,923) (Note A)....   2,205,687
 Payable for Investments Purchased.................................   2,817,016
 Payable for Portfolio Shares Redeemed.............................      29,537
 Payable for Investment Advisory Fees (Note B).....................      46,808
 Payable for Administrative Fees (Note C)..........................       8,446
 Payable for Custodian Fees (Note D)...............................       5,000
 Payable for Trustees' Fees (Note F)...............................         600
 Written Call Options at Value (Premium Received $18,439) (Note A).       4,250
 Dividend Payable on Securities Sold Short (Note A)................       3,575
 Other Liabilities.................................................      45,168
-------------------------------------------------------------------------------
  Total Liabilities................................................   5,166,087
-------------------------------------------------------------------------------
NET ASSETS......................................................... $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $60,384,542
 Undistributed Net Investment Income...............................     339,182
 Accumulated Net Realized Gain.....................................     403,521
 Unrealized Appreciation...........................................   4,523,069
-------------------------------------------------------------------------------
NET ASSETS......................................................... $65,650,314
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets........................................................ $65,618,774
 Net Asset Value, Offering and Redemption Price Per Share 4,874,819
  shares outstanding (unlimited authorization, no par value)....... $     13.46
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets........................................................ $    31,540
 Net Asset Value, Offering and Redemption Price Per Share 2,349
  shares outstanding
  (unlimited authorization, no par value).......................... $     13.43
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended March 31, 1997

    The accompanying notes are an integral part of the financial statements.

----------------------------------------
INVESTMENT INCOME
 Interest.................   $1,037,523
 Dividends................      303,170
----------------------------------------
  Total Income............    1,340,693
----------------------------------------
EXPENSES
 Advisory Fees (Note B)...      302,772
 Administration Fees (Note
  C)......................       64,806
 Custodian Fees (Note D)..       11,394
 Trustees' Fees (Note F)..        2,716
 Registration and Filing
  Fees....................       25,569
 Auditing Fees............       20,563
 Legal Fees...............       16,674
 Reports to Shareholders..       16,589
 Short Sale Dividend Ex-
  pense (Note A)..........        8,818
 Amortization of Organiza-
  tion Costs (Note A).....        8,668
 Miscellaneous............       17,799
----------------------------------------
  Total Expenses..........      496,368
 Expense Reductions (Note
  A)......................       (8,662)
----------------------------------------
  Net Expenses............      487,706
----------------------------------------
NET INVESTMENT INCOME.....      852,987
----------------------------------------
NET REALIZED GAIN ON:
 Investments..............    1,732,993
 Securities Sold Short....      371,862
----------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS AND SECURITIES
 SOLD SHORT...............    2,104,855
----------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON:
 Investments..............    2,170,658
 Securities Sold Short....        5,500
 Written Options..........       14,189
----------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION.   2,190,347
----------------------------------------
NET GAIN ON INVESTMENTS,
 SECURITIES SOLD SHORT AND
 WRITTEN OPTIONS..........    4,295,202
----------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
 TIONS....................   $5,148,189
----------------------------------------
----------------------------------------

FPA CRESCENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................     $852,987     $634,107
 Net Realized Gain.....................................    2,104,855    2,242,920
 Net Change in Unrealized Appreciation/Depreciation....    2,190,347    1,246,238
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    5,148,189    4,123,265
----------------------------------------------------------------------------------
DISTRIBUTIONS:
INSTITUTIONAL CLASS
 Net Investment Income.................................     (676,369)    (559,924)
 Net Realized Gain.....................................   (2,597,975)  (1,361,813)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,274,344)  (1,921,737)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (A)
INSTITUTIONAL CLASS:
 Issued--Regular.......................................   40,848,380    4,376,535
   --In Lieu of Cash Distributions.....................    3,165,120    1,821,467
 Redeemed..............................................   (2,293,356)  (2,365,192)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........   41,720,144    3,832,810
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS:
 Issued--Regular.......................................       31,597          --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   41,751,741    3,832,810
----------------------------------------------------------------------------------
 Total Increase........................................   43,625,586    6,034,338
NET ASSETS:
 Beginning of year.....................................   22,024,728   15,990,390
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $339,182 and $170,505, respectively).......  $65,650,314  $22,024,728
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(A) SHARES ISSUED AND REDEEMED:
INSTITUTIONAL CLASS
 Shares sold...........................................    3,063,181      356,056
 In Lieu of Cash Distributions.........................      247,300      153,426
 Shares Redeemed.......................................     (174,536)    (193,936)
----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........    3,135,945      315,546
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS
 Shares sold...........................................        2,349          --
 In Lieu of Cash Distributions.........................          --           --
 Shares Redeemed.......................................          --           --
----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class Shares.        2,349          --
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

FPA CRESCENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        INSTITUTIONAL
                                     INSTITUTIONAL CLASS                SERVICE CLASS
                           ------------------------------------------ -----------------
                            YEARS ENDED MARCH 31,      JUNE 2, 1993+  JANUARY 24, 1997+
                           --------------------------        TO              TO
                             1997     1996     1995    MARCH 31, 1994  MARCH 31, 1997
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........   $ 12.67  $ 11.23  $ 10.96     $ 10.00          $ 13.12
---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.31     0.40     0.21        0.13             0.03
 Net Realized and
  Unrealized Gain on
  Investments............      2.16     2.29     0.77        0.99             0.28
---------------------------------------------------------------------------------------
  Total from Investment
   Operations............      2.47     2.69     0.98        1.12             0.31
---------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...     (0.34)   (0.37)   (0.18)      (0.10)             --
 Net Realized Gain.......     (1.34)   (0.88)   (0.53)      (0.06)             --
---------------------------------------------------------------------------------------
  Total Distributions....     (1.68)   (1.25)   (0.71)      (0.16)             --
---------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................   $ 13.46  $ 12.67  $ 11.23     $ 10.96          $ 13.43
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
TOTAL RETURN.............     20.61%   24.71%    9.35%      11.40%**          2.36%**
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............   $65,619  $22,025  $15,990     $10,174              $32
Ratio of Expenses to Average Net
 Assets:
 Before Expense Reduc-
  tions..................      1.60%    1.59%    1.65%       1.86%*           1.85%*
 After Expense Reduc-
  tions..................      1.57%    1.59%    1.65%       1.85%*           1.85%*
Ratio of Net Investment
 Income to Average Net
 Assets:
 Before Expense Reduc-
  tions..................      2.77%    3.35%    2.16%       1.60%*           2.56%*
 After Expense Reduc-
  tions..................      2.80%    3.35%    2.16%       1.61%*           2.56%*
Portfolio Turnover Rate..        45%     100%     101%         89%              45%
Average Commission Rate
 Paid#...................   $0.0521      N/A      N/A         N/A          $0.0521
---------------------------------------------------------------------------------------

*  Annualized.
** Not Annualized.
+  Commencement of Operations.
# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

                            FPA CRESCENT PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FPA Crescent Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust (formerly The Crescent Fund, a series of Professionally Managed Portfolios) is a diversified, open-end management investment company. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). On September 6, 1996, the shareholders of the Portfolio approved its reorganization from Professionally Managed Portfolios into the UAM Funds Trust, effective October 1, 1996. At March 31, 1997, the UAM Funds were composed of 42 active portfolios. The financial statements of the remaining portfolios are presented separately. The primary investment objective of the FPA Crescent Portfolio is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. The Portfolio seeks to achieve its objective by investing in a combination of equity securities and fixed income obligations, but there are no assurances that this objective will be achieved. The value of the Portfolio's investment portfolio will fluctuate with market conditions and an investor's shares, when redeemed, may be worth more or less than their original cost. The Portfolio began operations on June 2, 1993.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price of the day. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued neither exceeding the current asked prices nor less than the current bid prices. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

  The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The cost of securities for federal income tax purposes was $61,410,731. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $4,613,644. This consisted of aggregate gross unrealized appreciation for all securities of $5,925,689 and aggregate gross unrealized depreciation for all securities of $1,312,045.

                            FPA CRESCENT PORTFOLIO

  3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income in June and December. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of organization costs and R.E.I.T.s.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $7,941 to decrease undistributed net investment income (loss) with an increase to paid in capital of $7,941.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  4. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  5. SHORT SALES: The Portfolio may engage in short sales of securities. In a short sale, the Portfolio sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Portfolio is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Portfolio may also have to pay fees which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

  The Portfolio also must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of the securities short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Portfolio must maintain daily the segregated

                            FPA CRESCENT PORTFOLIO
  account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

  The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss will be increased by any fees the Portfolio may be required to pay in connection with the short sale.

  6. OPTIONS AND FUTURES CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  During the year ended March 31, 1997, the Portfolio participated in writing covered call options. The Portfolio had option activity as follows:

                                                               NO. OF   PREMIUMS
                                                              CONTRACTS  (000)
                                                              --------- --------
   Options outstanding at March 31, 1996.....................    --     $   --
   Options written during the period.........................     20     18,439
                                                                 ---    -------
   Options outstanding at March 31, 1997.....................     20    $18,439

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization were deferred and were being amortized on a straight-line basis over a five year period. In connection with the reorganization of the Portfolio, unamortized organization expenses of $6,662 were expensed and reimbursed by the Adviser.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM

                            FPA CRESCENT PORTFOLIO

  Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, First Pacific Advisors, Inc. (the "Adviser"), an indirect wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.85% and 2.10% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: Effective October 1, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the Portfolio under a Fund Administration Agreement (the "Agreement") with the UAM Funds. Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period October 1, 1996 to March 31, 1997, UAM Fund Services, Inc. earned $30,359 from the Portfolio as Administrator of which $20,251 was paid to CGFSC for their services as sub-Administrator.

Prior to October 1, 1996, the Investment Company Administration Corporation acted as the Portfolio's administrator. For its services, the Investment Company Administration Corporation was entitled to receive annual fees, computed daily and payable monthly, of $30,000 for the Portfolio's average net assets less than $15 million; 0.20% of average net assets between $15 to $50 million; plus 0.15% of the next $50 million of average net assets; plus 0.10% of the next $50 million of average net assets; plus 0.05% of average net assets in excess of $150 million.

D. CUSTODIAN: Effective October 1, 1996, The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period October 1, 1996 to March 31, 1997, the amount charged to the Portfolio by the Bank aggregated $3,536.

                            FPA CRESCENT PORTFOLIO

E. DISTRIBUTION SERVICES: Through September 30, 1996, First Fund Distributors, Inc., an affiliate of the former administrator, acted as the Portfolio's distributor. Effective October 1, 1996, UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

The Portfolio has adopted a Distribution and Service Plan (the "Plan") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plan to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees.

In addition, the Portfolio pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of certain Service Organizations. For the period January 24, 1997 to March 31, 1997 the Service Class Shares paid service fees of $6.

F. TRUSTEES' FEES: Effective October 1, 1996, each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended March 31, 1997, the Portfolio had no borrowings under the agreement.

H. PURCHASES AND SALES: For the year ended March 31, 1997, the Portfolio made purchases of approximately $33,567,808 and sales of approximately $11,602,781 of investment securities other than long-term U.S. Government and short-term securities.

I. OTHER: At March 31, 1997, 34% and 82% of total shares outstanding were held by 1 and 2 record shareholders owning more than 10% of the aggregate total shares outstanding of the Institutional Class Shares and the Institutional Service Class Shares, respectively.

                                     PART B
                                   UAM FUNDS
                            HANSON EQUITY PORTFOLIO

                           INSTITUTIONAL CLASS SHARES

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Hanson Equity Portfolio dated July 10, 1997. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES....................    2

PURCHASE AND REDEMPTION OF SHARES....................    3

SHAREHOLDER SERVICES.................................    4

INVESTMENT LIMITATIONS...............................    5

MANAGEMENT OF THE FUND...............................    6

INVESTMENT ADVISER...................................    8

PORTFOLIO TRANSACTIONS...............................    9

ADMINISTRATIVE SERVICES..............................    9

                     PERFORMANCE CALCULATIONS........   10

GENERAL INFORMATION..................................   11

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS..  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND
 AVERAGES............................................  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Hanson Investment Management Company

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT

UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the Hanson Equity Portfolio (the "Portfolio") as set forth in the Portfolio's
Prospectus:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

FOREIGN SECURITIES

     Investors in the Portfolio should recognize that investing in foreign companies through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolio's investments. However, these foreign withholding taxes are not expected to have a significant impact.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange or custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 and further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

     (6)  purchase on margin or sell short;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (8) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. These people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees allocated proportionately among the Portfolio of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.


COMPENSATION TABLE


     (1)                    (2)               (3)              (4)                (5)

                                                                                 TOTAL
                                        PENSION OR                           COMPENSATION
                        AGGREGATE       RETIREMENT          ESTIMATED       FROM REGISTRANT
                        COMPENSATION    BENEFITS ACCRUED    ANNUAL          AND
NAME OF PERSON,         FROM            AS PART OF          BENEFITS UPON   FUND COMPLEX
POSITION                REGISTRANT      FUND EXPENSES       RETIREMENT      PAID TO TRUSTEES
----------------       -------------   -----------------   -------------   ----------------

John T. Bennett, Jr...    $4,874           0                   0               $31,700
  Trustee
J. Edward Day.........    $2,168           0                   0               $15,550
  Former Trustee
Philip D. English.....    $4,874           0                   0               $31,700
  Trustee
William A. Humenuk....    $4,874           0                   0               $31,700
  Trustee
Nancy J. Dunn.........    $    0           0                   0               $     0
  Trustee

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     Hanson Equity Portfolio...................  0.70%

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees, also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. The services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectus.

                         PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     These figures are calculated according to the following formula:

        P(1 + T)/n/ = ERV

where:

      P    =  a hypothetical initial payment of $1,000
      T    =  average annual total return
      n    =  number of years
      ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.


     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his/her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities, or other related income, derived with respect to its business investing in stock or securities. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock or securities held for 3 months or less.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the character of the payment.


CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts, to a certain extent, personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

$$/NOFOLIO


              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings:

     Aaa -- judged to be the best quality; carry the smallest degree of investment risk;

     Aa -- judged to be of high quality by all standards;

     A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations;

     Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation ("S&P") description of its highest bond ratings:

     AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest;

     AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree;

     A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe;

     BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate;

     this group is the lowest which qualifies for commercial bank investment.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

$$/NOFOLIO

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by S&P or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual

$$/NOFOLIO

circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-
3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

$$/NOFOLIO

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

$$/NOFOLIO


APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

     With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400

$$/NOFOLIO


          securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

$$/NOFOlIO


     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                                     PART B
                                   UAM FUNDS
                          IRC ENHANCED INDEX PORTFOLIO

               STATEMENT ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the IRC Enhanced Index Portfolio (the "Portfolio") Institutional Class Shares dated July 10, 1997. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..................    2

PURCHASE AND REDEMPTION OF SHARES..................    2

SHAREHOLDER SERVICES...............................    3

INVESTMENT LIMITATIONS.............................    4

MANAGEMENT OF THE FUND.............................    5

INVESTMENT ADVISER.................................    8

PORTFOLIO TRANSACTIONS.............................    9

ADMINISTRATIVE SERVICES............................   10

PERFORMANCE CALCULATIONS...........................   10

GENERAL INFORMATION................................   11

APPENDIX A - COMPARISON PUBLICATIONS, INDICES AND
 AVERAGES..........................................  A-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Investment Research Company

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the IRC Enhanced Index Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for any other Institutional Class Shares of any UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (5) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from making any permitted borrowings, mortgages or pledges;

     (6)  purchase on margin or sell short;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (8) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA

02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund, and UAM Funds, Inc., and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The

Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.

COMPENSATION TABLE



(1)                         (2)                      (3)                (4)               (5)
                                                                                          TOTAL
                                                  PENSION OR                           COMPENSATION
                                                  RETIREMENT          ESTIMATED       FROM REGISTRANT
                                               BENEFITS ACCRUED        ANNUAL              AND
NAME OF PERSON,      AGGREGATE COMPENSATION       AS PART OF        BENEFITS UPON      FUND COMPLEX
   POSITION             FROM REGISTRANT          FUND EXPENSES       RETIREMENT      PAID TO TRUSTEES
---------------      ----------------------    ----------------     -------------    ----------------

John T. Bennett, Jr.
  Trustee.............    $4,874                   0                   0                $31,700
J. Edward Day
  Former Trustee......    $2,168                   0                   0                $15,550
Philip D. English
  Trustee.............    $4,874                   0                   0                $31,700
William A. Humenuk....
  Trustee.............    $4,874                   0                   0                $31,700
Nancy J. Dunn
  Trustee.............    $    0                   0                   0                $     0

PRINCIPAL HOLDERS OF SECURITIES

     As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

     IRC Enhanced Index Portfolio Institutional Class Shares: Hartnat & Co., NANA Regional, P.O. Box 92800, Rochester, NY, 33.9%*; Hartnat & Co., Coca Cola, P.O. Box 92800, Rochester, NY, 25.6%*; Hartnat & Co., NANA Marriott, P.O. Box 92800, Rochester, NY, 14.1%*; Hartnat & Co., NANA Corporate, P.O. Box 92800, Rochester, NY, 7.3%*; and Hartnat & Co., NANA Aggressive, P.O. Box 92800, Rochester, NY 6.9%*.

     The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
 ______
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

INVESTMENT PHILOSOPHY

     IRC specializes in the development of proprietary and often customized analytical strategies for long-term "benchmark-plus" equity investment. To select stocks within each of the 19 sectors, IRC uses a mathematical model developed during a combined total of 40 years of research by two of IRC's principals when they were professors in the Graduate School of Business at the University of Chicago. Its performance record in the engineering and implementation of structured investment products is based on the rigor and discipline resulting from serious academic careers coupled with broad financial market experience.

     IRC believes in a substantial devotion of resources to research staff as it provides the backbone for the proprietary and cutting edge quantitative tools used to implement various components of the IRC investment philosophy. In previous academic careers, the principals of IRC published their research in over 150 papers in scholarly journals. These principals now work full-time on the development, evaluation, and application of proprietary investment strategies.

CONTROL OF ADVISER

     The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized approximately 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     IRC Enhanced Index Portfolio..............................    0.70%

          From January 23, 1996 (date of commencement) to April 30, 1996, and for the fiscal year ended April 30, 1997, the IRC Enhanced Index Portfolio paid advisory fees of $0 and $6,832, respectively. The Adviser voluntarily waived advisory fees of $9,000 for the period ended April 30, 1996, and $27,167 for the fiscal year ended April 30, 1997. The Adviser has agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 2.50% of average daily net assets.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from inception on January 23, 1996 to April 30 1996, and for the fiscal year ended April 30, 1997, the Portfolio paid aggregate brokerage commissions of $2,891 and $4,904, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If a purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                         ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     The basis of the fees paid to CGFSC for the period January 23, 1996 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, and for the fiscal year ended April 30, 1997, administrative services fees paid to CGFSC by the IRC Enhanced Index Portfolio totaled $7,929 and $50,857, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal year ended April 30, 1997, FSI earned $1,071 and $1,929, respectively from the IRC Enhanced Index Portfolio as Administrator. The services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectus.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     These figures are calculated according to the following formula:

     P(1 + T)/n/ = ERV

where:

     P    = a hypothetical initial payment of $1,000
     T    = average annual total return
     n    = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return for the IRC Enhanced Index Portfolio from inception on January 23, 1996 to April 30, 1997 is 19.46%. The total return for the Portfolio for the one-year period ended April 30, 1997 is 21.48%.

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix A for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

     DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

     As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

     In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock or securities or other related income derived with respect to its investing in stock or securities. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock or securities held less than three months.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised as to the character of the payments.

FINANCIAL STATEMENTS

          The Financial Statements of the IRC Enhanced Index Portfolio for the fiscal year ended April 30, 1997, and the Financial Highlights for the respective periods presented and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

APPENDIX A - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

     With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) The S&P BARRA-Growth and the S&P BARRA-Value split the S&P 500 into two mutually exclusive groups in such a way that each encompasses half of the S&P 500 total market capitalization. The S&P BARRA-Growth tracks the performance of those stocks in the S&P 500 with higher price-to-book ratios. A cap-weighted index, it is rebalanced semi-annually on January 1 and July 1, based on its price-to-book ratios and market capitalizations at the close of trading one month prior. The index is adjusted each month to reflect changes in the S&P 500. Turnover has averaged about 20% per year (on a cap-weighted basis). This index tends to be heavily weighted in the Consumer Staple sector, which includes Food Retailing, Drugs and Health Care, Tobacco and Liquor.

     (v) The S&P BARRA-Value and the S&P BARRA-Growth split the S&P 500 into two mutually exclusive groups in such a way that each encompasses half of the S&P 500 total market capitalization. The S&P BARRA-Value tracks the performance of those stocks in the S&P 500 with lower price-to-book ratios. A cap-weighted index, it is rebalanced semi-annually on January 1 and July 1, based on its price-to-book ratios. A cap-weighted index, it is rebalanced semi-annually on January 1 and July 1, based on its price-to-book ratios and market capitalizations at the close of trading one month prior. The index is adjusted each month to reflect changes in the S&P 500. Turnover has averaged about

           20% per year (on a cap-weighted basis). This index tends to be heavily concentrated in the Energy, Utility, and Financial sectors.

     (w) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (x) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (y) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (z) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (aa) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (ab) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (ac) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
IRC Enhanced Index Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the IRC Enhanced Index Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods, indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the year ended April 30, 1997, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for Corporation shareholders for the IRC Enhanced Index Portfolio is 90.64%.

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (91.0%)
-------------------------------------------------------------------------------
BASIC INDUSTRIES (0.8%)
 Aluminum Company of America.................................   700  $   48,912
-------------------------------------------------------------------------------
CAPITAL GOODS (5.5%)
 AlliedSignal, Inc........................................... 1,700     122,825
 Boeing Co. ................................................. 1,300     128,212
 Honeywell, Inc. ............................................   700      49,437
 McDermott International, Inc. ..............................   100       1,850
 Perkin-Elmer Corp. .........................................   100       7,263
 Tyco International Ltd. ....................................   500      30,500
                                                                     ----------
                                                                        340,087
-------------------------------------------------------------------------------
COMMUNICATIONS (8.1%)
 Ameritech Corp.............................................. 1,900     116,137
 AT&T Corp................................................... 2,200      73,700
 BellSouth Corp. ............................................ 1,300      57,850
 GTE Corp. .................................................. 1,300      59,637
 McGraw-Hill Cos., Inc.......................................   100       5,088
 SBC Communications, Inc.....................................   800      44,400
 Sprint Corp. ...............................................   600      26,325
 Time Warner, Inc. .......................................... 1,600      72,000
 US West Communications Group................................   600      21,075
 Westinghouse Electric Corp. ................................ 1,200      20,400
                                                                     ----------
                                                                        496,612
-------------------------------------------------------------------------------
COMPUTERS & OFFICE EQUIPMENT (8.1%)
 Automatic Data Processing, Inc. ............................ 2,900     131,225
 Hewlett-Packard Co. ........................................   200      10,500
 International Business Machines Corp........................ 1,300     208,975
 Pitney Bowes, Inc........................................... 2,100     134,400
 Shared Medical Systems Corp.................................   400      16,850
                                                                     ----------
                                                                        501,950
-------------------------------------------------------------------------------
CONSTRUCTION (0.4%)
 Kaufman & Broad Home Corp................................... 1,600      22,200
 Louisiana-Pacific Corp......................................   200       3,725
                                                                     ----------
                                                                         25,925
-------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DURABLES (0.5%)
 TRW Inc. ....................................................   600  $   31,275
--------------------------------------------------------------------------------
CONSUMER FOODS (8.6%)
 American Brands, Inc.........................................   900      48,375
 Brown-Forman Corp., Class B.................................. 1,000      50,500
 Coca Cola Co. ............................................... 1,000      63,625
 ConAgra, Inc.................................................   600      34,575
 Heinz (H.J.) Co..............................................   400      16,600
 Philip Morris Cos., Inc...................................... 5,100     200,812
 Unilever N.V.--New York Shares...............................   600     117,750
                                                                      ----------
                                                                         532,237
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.5%)
 Bemis Co., Inc............................................... 1,200      45,750
 Clorox Co. ..................................................   100      12,737
 Colgate-Palmolive Co. .......................................   200      22,200
 Georgia-Pacific Corp. .......................................   100       7,800
 International Paper Co. ..................................... 1,600      67,600
 Minnesota Mining & Manufacturing Co. ........................ 1,400     121,800
 Temple-Inland, Inc. .........................................   100       5,550
 Union Camp Corp..............................................   500      24,313
 VF Corp......................................................   400      28,850
                                                                      ----------
                                                                         336,600
--------------------------------------------------------------------------------
DEPOSITORY INSTITUTIONS (7.2%)
 Ahmanson (H.F.) & Co. .......................................   200       7,625
 BankAmerica Corp.............................................   800      93,500
 BankBoston Corp. ............................................   400      29,100
 Citicorp..................................................... 1,400     157,675
 Fifth Third Bancorp..........................................   600      44,775
 MBNA Corp. .................................................. 2,450      80,850
 SunTrust Banks, Inc..........................................   600      30,450
                                                                      ----------
                                                                         443,975
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (6.5%)
 Cooper Industries, Inc. .....................................   600  $   27,600
 General Electric Co. ........................................   700      77,613
 Intel Corp. .................................................   800     122,400
 Lucent Technologies, Inc.....................................   888      52,503
 Motorola, Inc................................................   500      28,625
 National Service Industries, Inc. ...........................   600      25,275
 Northern Telecom Ltd. .......................................   300      21,788
 Whirlpool Corp...............................................   900      42,075
                                                                      ----------
                                                                         397,879
--------------------------------------------------------------------------------
FABRICATED PRODUCTS (3.8%)
 Armstrong World Industries, Inc..............................   200      13,150
 Dow Chemical Co. ............................................   400      33,950
 Du Pont (E.I.) de Nemours & Co............................... 1,500     159,187
 Eastman Chemical Co. ........................................   100       5,100
 PPG Industries, Inc..........................................   300      16,313
 Rohm & Haas Co. .............................................   100       8,325
                                                                      ----------
                                                                         236,025
--------------------------------------------------------------------------------
HEALTH CARE (9.3%)
 *Beverly Enterprises.........................................   400       5,800
 *Boston Scientific Corp. .................................... 1,800      86,850
 Bristol-Myers Squibb Co......................................   200      13,100
 Johnson & Johnson............................................ 3,100     189,875
 Medtronic, Inc............................................... 1,500     103,875
 Pfizer, Inc.................................................. 1,000      96,000
 US Surgical Corp. ........................................... 1,400      47,950
 Warner Lambert Co. ..........................................   300      29,400
                                                                      ----------
                                                                         572,850
--------------------------------------------------------------------------------
MINING (0.5%)
 Freeport-McMoRan Copper & Gold, Inc., Class B................   500      14,562
 Newmont Mining Corp. ........................................   400      13,850
                                                                      ----------
                                                                          28,412
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OIL (8.1%)
 Ashland Inc. ................................................ 1,000  $   44,625
 Atlantic Richfield Co. ...................................... 1,000     136,125
 Exxon Corp. ................................................. 1,200      67,950
 Kerr-McGee Corp..............................................   900      54,337
 Occidental Petroleum Corp. .................................. 1,100      24,338
 Phillips Petroleum Co........................................ 1,300      51,187
 Texaco, Inc. ................................................   900      94,950
 USX-Marathon Group...........................................   900      24,863
                                                                      ----------
                                                                         498,375
--------------------------------------------------------------------------------
OTHER FINANCIAL (6.2%)
 Allstate Corp................................................   500      32,750
 Dean Witter Discover & Co. .................................. 1,600      61,200
 General Re Corp..............................................   400      66,900
 Loews Corp...................................................   700      64,312
 Merrill Lynch & Co., Inc.....................................   200      19,050
 Morgan Stanley Group, Inc....................................   200      12,625
 Salomon, Inc. ............................................... 1,100      55,000
 Travelers Group, Inc......................................... 1,266      70,105
 USF&G Corp. .................................................   100       2,000
                                                                      ----------
                                                                         383,942
--------------------------------------------------------------------------------
RETAIL SERVICES (4.1%)
 Albertson's, Inc.............................................   700      23,100
 American Stores Co. .........................................   400      18,200
 CVS Corp. ................................................... 1,100      54,587
 Dayton Hudson Corp. ......................................... 1,300      58,500
 Gap, Inc.....................................................   700      22,313
 Harcourt General, Inc........................................   400      18,500
 Longs Drug Stores, Inc.......................................   100       2,525
 Rite Aid Corp. ..............................................   200       9,200
 Walgreen Co. ................................................ 1,000      46,000
                                                                      ----------
                                                                         252,925
--------------------------------------------------------------------------------

IRC ENHANCED INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SERVICES (3.8%)
 Crane Co. ..................................................   550  $   20,556
 EG&G, Inc. .................................................   500       9,438
 Ryder System, Inc. .........................................   800      24,900
 Safety-Kleen Corp. .........................................   700      10,413
 Service Corp. International.................................   300      10,275
 Sysco Corp. ................................................ 2,100      74,550
 W.W. Grainger, Inc. ........................................ 1,100      82,913
                                                                     ----------
                                                                        233,045
-------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
 CSX Corp. .................................................. 1,100      51,287
 Union Pacific Corp. ........................................   400      25,500
                                                                     ----------
                                                                         76,787
-------------------------------------------------------------------------------
UTILITIES (2.8%)
 Consolidated Edison Co. of New York, Inc. .................. 2,100      58,275
 Peco Energy Co. ............................................ 2,000      39,500
 People's Energy Corp. ......................................   100       3,375
 PP&L Resources, Inc. .......................................   400       7,850
 Public Service Enterprise Group, Inc. ......................   500      12,063
 Northern States Power Co. ..................................   200       9,100
 Ohio Edison Co. ............................................   500      10,000
 Southern Co. ............................................... 1,500      30,563
                                                                     ----------
                                                                        170,726
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (91.0%) (COST $5,276,951) (a)..............         5,608,539
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (9.0%)....................           552,983
-------------------------------------------------------------------------------
NET ASSETS (100%)............................................        $6,161,522
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $5,276,951. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $331,588. This consisted of aggregate gross unrealized appreciation for all securities of $454,543 and aggregate gross unrealized depreciation for all securities of $122,955.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................... $5,276,951
                                                                     ==========
 Investments, at Value.............................................. $5,608,539
 Cash...............................................................    573,637
 Receivable for Portfolio Shares Sold...............................      1,144
 Dividends Receivable...............................................      5,622
 Receivable from Investment Advisor--Note B.........................     10,210
-------------------------------------------------------------------------------
  Total Assets......................................................  6,199,152
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees--Note C............................      6,306
 Payable for Account Services Fees--Note F..........................      1,481
 Payable for Trustees' Fees--Note G.................................        459
 Other Liabilities..................................................     29,384
-------------------------------------------------------------------------------
  Total Liabilities.................................................     37,630
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $6,161,522
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................... $5,090,406
 Accumulated Net Realized Gain......................................    739,528
 Unrealized Appreciation............................................    331,588
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $6,161,522
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization, no par val-
  ue)...............................................................    501,777
 Net Asset Value, Offering and Redemption Price Per Share........... $    12.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended April 30, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................................................           $113,515
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................ $ 33,999
  Less: Fees Waived.........................................  (27,167)    6,832
                                                             --------
 Administrative Fees--Note C................................             52,786
 Audit Fees.................................................             10,355
 Printing Fees..............................................             22,027
 Filing and Registration Fees...............................             20,359
 Custodian Fees--Note D.....................................              4,890
 Account Services Fees--Note F..............................              1,481
 Trustees' Fees--Note G.....................................              2,043
 Other Expenses.............................................              3,599
--------------------------------------------------------------------------------
  Total Expenses............................................            124,372
 Expense Offset--Note A.....................................             (2,929)
--------------------------------------------------------------------------------
  Net Expenses..............................................            121,443
--------------------------------------------------------------------------------
NET INVESTMENT LOSS.........................................             (7,928)
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS............................            825,307
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS..................................................            172,032
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS.....................................            997,339
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $989,411
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR      JANUARY 23,
                                                            ENDED      1996* TO
                                                          APRIL 30,    APRIL 30,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income (Loss)..........................  $    (7,928) $     8,478
 Net Realized Gain.....................................      825,307       14,166
 Net Change in Unrealized Appreciation/Depreciation....      172,032      159,556
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...............................................      989,411      182,200
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................       (6,339)      (8,122)
 Net Realized Gain.....................................      (86,034)         --
----------------------------------------------------------------------------------
  Total Distributions..................................      (92,373)      (8,122)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    3,610,570    6,001,748
   --In Lieu of Cash Distributions.....................       92,115        8,122
 Redeemed..............................................   (2,370,940)  (2,251,209)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    1,331,745    3,758,661
----------------------------------------------------------------------------------
 Total Increase........................................    2,228,783    3,932,739
Net Assets:
 Beginning of Period...................................    3,932,739          --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $0 and $356, respectively).................  $ 6,161,522  $ 3,932,739
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      329,667      597,185
  In Lieu of Cash Distributions........................        8,282          779
  Redeemed.............................................     (217,949)    (216,187)
----------------------------------------------------------------------------------
                                                             120,000      381,777
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

IRC ENHANCED INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR     JANUARY 23,
                                                         ENDED     1996* TO
                                                       APRIL 30,   APRIL 30,
                                                         1997        1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 10.30     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss).........................    (0.01)       0.02
 Net Realized and Unrealized Gain on Investments......     2.20        0.30
-------------------------------------------------------------------------------
  Total from Investment Operations....................     2.19        0.32
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................................    (0.02)      (0.02)
 Net Realized Gain....................................    (0.19)        --
-------------------------------------------------------------------------------
  Total Distributions.................................    (0.21)      (0.02)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................  $ 12.28     $ 10.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.........................................    21.48%       3.20%***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)................  $ 6,162     $ 3,933
 Ratio of Expenses to Average Net Assets..............     2.56%       2.52%**
 Ratio of Net Investment Income (Loss) to Average Net
  Assets..............................................    (0.16)%      0.67%**
 Portfolio Turnover Rate..............................      117%         31%
 Average Commission Rate..............................  $0.0227     $0.0205
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses Assumed by the
  Adviser Per Share...................................  $  0.03     $  0.03
 Ratio of Expenses to Average Net Assets Including Ex-
  pense Offsets.......................................     2.50%       2.50%**
-------------------------------------------------------------------------------

  * Commencement of Operations
 ** Annualized
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

    The accompanying notes are an integral part of the financial statements.

                         IRC ENHANCED INDEX PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The IRC Enhanced Index Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the IRC Enhanced Index Portfolio is to provide a total return exceeding that of the S&P 500 Index.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $13,911 to increase undistributed net investment income and $13,911 to decrease accumulated net realized gain.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  4. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

                         IRC ENHANCED INDEX PORTFOLIO

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Research Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1997, $50,857 was paid to CGFSC for its services.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to April 30, 1997, the amount charged to the Portfolio by the Bank aggregated $1,173, all of which is unpaid at April 30, 1997.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

                         IRC ENHANCED INDEX PORTFOLIO

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolio made purchases of $6,133,981 and sales of $5,484,269 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 73.5% of total shares outstanding were held by 3 record shareholders owning more than 10% of the aggregate total shares outstanding.

                                    PART B
                                   UAM FUNDS

                     JACOBS INTERNATIONAL OCTAGON PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Jacobs International Octagon Portfolio Institutional Class Shares dated July 10, 1997. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS


INVESTMENT OBJECTIVE AND POLICIES............................    2

PURCHASE AND REDEMPTION OF SHARES............................    4

SHAREHOLDER SERVICES.........................................    5

INVESTMENT LIMITATIONS.......................................    6

MANAGEMENT OF THE FUND.......................................    7

INVESTMENT ADVISER...........................................    9

PORTFOLIO TRANSACTIONS.......................................    9

ADMINISTRATIVE SERVICES......................................   10

PERFORMANCE CALCULATIONS.....................................   10

GENERAL INFORMATION..........................................   11

APPENDIX A - COMPARISON PUBLICATIONS, INDICES, AND AVERAGES..  A-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Jacobs Asset Management

DISTRIBUTOR
UAM Funds Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Funds Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the Jacobs International Octagon Portfolio (the "Portfolio") as set forth in the Portfolio's Prospectus:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as in the Prospectus.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. From time to time, the Portfolio may enter into forward contracts to protect the value of portfolio securities and enhance Portfolio performance. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. Except when the Portfolio enters into a forward contract for the purchase or sale of a security denominated in a foreign currency, which requires no segregation, a forward contract which obligates the Portfolio to buy or sell currency will generally require the Fund's Custodian to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations, or to segregate liquid assets equal to the amount of the Portfolio's obligation. If the value of the segregated assets declines, additional liquid assets will be segregated on a daily basis so that the value of the segregated assets will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

RISKS OF FORWARD CONTRACTS

     Forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. Moreover, a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, forward contracts may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

FEDERAL TAX TREATMENT OF FORWARD CURRENCY CONTRACTS

     The Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on forward currency contracts as of the end of each taxable year as well as those actually realized during the year. Realized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised of the nature of the payment.

DEPOSITARY RECEIPTS

     ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed in the Prospectus. For purposes of the Portfolio's investment policies, the Portfolio's investments in depositary receipts will be deemed to be investments in the underlying securities.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "VALUATION OF SHARES," and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor the Sub-Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "PURCHASE AND REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), and (4) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities in banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5)  invest in futures and/or options on futures;

     (6)  purchase on margin or sell short;

     (7) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

     (8) invest for the purpose of exercising control over management of any company; and

     (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation to be paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund, UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.

(1)                         (2)                        (3)               (4)                (5)
                                                       PENSION OR
                                                       RETIREMENT                           TOTAL COMPENSATION
                               AGGREGATE                BENEFITS         ESTIMATED ANNUAL   FROM REGISTRANT AND
    NAME OF PERSON,          COMPENSATION           ACCRUED AS PART OF    BENEFITS UPON        FUND COMPLEX
        POSITION            FROM REGISTRANT           FUND EXPENSES         RETIREMENT       PAID TO TRUSTEES
--------------------    -----------------------    -------------------   ----------------   -------------------

John T. Bennett, Jr.
  Trustee.............       $4,874                        0                     0                 $31,700
J. Edward Day
  Former Trustee......       $2,168                        0                     0                 $15,550
Philip D. English
  Trustee.............       $4,874                        0                     0                 $31,700
William A. Humenuk
  Trustee.............       $4,874                        0                     0                 $31,700
Nancy J. Dunn
  Trustee.............       $    0                        0                     0                 $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          Jacobs International Octagon Portfolio Institutional Class Shares:
Michigan State University Foundation, 4700 S. Hagadorn Rd., Suite 220, E. Lansing, MI, 30.2%*; Chembaco, FBO H. H. & Grace A. Dow Foundation, c/o Chemical Bank & Trust, 333 E. Bank St., Midland, MI, 16.6%*; Charles Schwab & Co., Inc., FBO Reinvest Account, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA, 15.1%*; and Miami University Foundation, 202 Roudebush Hall, Oxford OH, 6.5%*.

          The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.
_______
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                              INVESTMENT ADVISER

CONTROL OF ADVISER

          The Adviser is a Florida limited partnership organized in July 1995. UAM is a limited partner of the Adviser and owns a controlling interest in the Adviser. UAM is a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc. a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     Jacobs International Octagon Portfolio...........  1.00%

     For the period from January 2, 1997 (commencement of operations) to April 30, 1997, Jacobs International Octagon Portfolio paid advisory fees of $35,743. During this period, the Adviser voluntarily waived advisory fees of $23,838. Until further notice, the Adviser has agreed voluntarily to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, to keep the Portfolio's total annual operating expenses from exceeding 1.75% of average daily net assets.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from inception on January 2, 1997 to April 30, 1997, the Portfolio paid aggregate brokerage commissions of $74,683.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly-owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolio Prospectus. Prior to April 15, 1996, FSI, or its predecessor Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York. For the period January 2, 1997 (date of commencement) to April 30, 1997, administrative service fees paid to CGFSC by the Jacobs International Octagon Portfolio totaled $11,212. FSI earned $2,339 from the Jacobs International Octagon Portfolio as Administrator.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

YIELD

     Current yield reflects the income per share earned by a Portfolio's investment. The current yield of a Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Since Service Class Shares of a Portfolio bear additional service and distribution expenses, the yield of the Service Class Shares of a Portfolio will generally be lower than that of the Institutional Class Shares of the same Portfolio.

     A yield figure is obtained using the following formula:

Yield = 2[(a - b + 1)/6/ - 1]
           -----
             cd

where:

      a   =  dividends and interest earned during the period
      b   =  expenses accrued for the period (net of reimbursements)
      c   =  the average daily number of shares outstanding during the period that were entitled to receive income distributions
      d   =  the maximum offering price per share on the last day of the period.


 TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

     The total return for the Jacobs International Octagon Portfolio from inception on January 2, 1997 to April 30, 1997 is 1.70%.

     These figures are calculated according to the following formula:

              P(1 + T)/n/ = ERV

where:

      P     =   a hypothetical initial payment of $1,000
      T     =   average annual total return
      n     =   number of years
      ERV   =   ending redeemable value of a hypothetical $1,000 payment
                made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (of fractional portion
                thereof).


COMPARISONS

  To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix A for publications, indices and averages which may be used.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized under the name "The Regis Fund II" as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

  On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

  In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

  Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" in the Prospectus.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

  Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

CODE OF ETHICS

  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

  In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from forward contracts, derived with respect to its business investing in stock, securities or currencies. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months.

  The Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency contracts as of the end of the taxable year as well as those actually realized during the year. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the character of the payment.

FINANCIAL STATEMENTS

          The Financial Statements of the Jacobs International Octagon Portfolio for the period from inception on January 2, 1997 to April 30, 1997 and the Financial Highlights for the period presented, and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolio's 1997 Financial Statements are attached to this SAI.

$$/NOFOLIO

          APPENDIX A - COMPARISON PUBLICATIONS, INDICES, AND AVERAGES

      With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

  (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

  (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

  (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

  (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

  (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

  (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

$$/NOFOLIO

  (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade
      (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

  (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

  (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

  (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

  (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

$$/NOFOLIO

  (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Jacobs International Octagon Portfolio

In our opinion, the accompanying statement of assets and liabilities including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Jacobs International Octagon Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period January 2, 1997 (commencement of operations) through April 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended April 30, 1997 amounting to approximately $25,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997 which shareholders of this Portfolio will receive in late January, 1998.

For the fiscal year ended April 30, 1997, gross income derived from sources within foreign countries amounted to approximately $307,000 for the Portfolio.

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                        SHARES     VALUE+

----------------------------------------------------------------------------
COMMON STOCKS (84.6%)
----------------------------------------------------------------------------
ARGENTINA (3.6%)
 Central Costanera S.A., Class B.....................     64,300 $   225,084
 S.A. Importadora y Exportadora de la Patagonia......     44,160     552,083
 Transportadora de Gas del Sur S.A. ADR..............     13,800     172,500
 YPF S.A. ADR........................................     11,900     328,738
                                                                 -----------
                                                                   1,278,405
----------------------------------------------------------------------------
AUSTRALIA (1.8%)
 News Corp., Ltd. ADR................................     43,000     650,375
----------------------------------------------------------------------------
BRAZIL (6.2%)
*#Bompreco GDR.......................................     13,900     326,739
 *CELESC ADR, Class B................................        500      70,528
 *CELESC GDR.........................................        600      86,880
 *COELBA.............................................  1,480,000     117,604
 Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar ADR.........................................      1,100      22,134
 Companhia Siderurgica Nacional ADR..................      4,800     169,201
 Copel ADR...........................................     15,500     238,899
 Electrobras ADR.....................................     12,100     272,481
 Telebras............................................  2,810,000     302,563
 Telebras ADR........................................      3,600     413,100
 Unibanco............................................  5,500,000     191,367
                                                                 -----------
                                                                   2,211,496
----------------------------------------------------------------------------
CHINA (3.1%)
 *Beijing Datang Power Generation Co., Ltd. .........    422,000     219,281
 Guangdong Electric Power Development Co., Ltd. .....    267,600     300,903
 Shandong Huaneng Power Co., Ltd. ADR................     51,900     603,338
                                                                 -----------
                                                                   1,123,522
----------------------------------------------------------------------------
DENMARK (0.7%)
 Unidanmark A/S, Class A (Registered)................      5,180     256,043
----------------------------------------------------------------------------
FINLAND (1.3%)
 Enso Oy.............................................     54,600     451,430
----------------------------------------------------------------------------

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                        SHARES     VALUE+
----------------------------------------------------------------------------

COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
FRANCE (7.6%)
 Assurances Generales de France......................     15,795 $   514,295
 Cardif S.A..........................................      4,397     550,360
 Ile de France Pharmaceutique........................      1,105     208,412
 Lafarge S.A. .......................................      3,200     210,034
 Scor................................................      8,605     336,398
 Sommer-Allibert Industrie AG........................     10,960     394,636
 Sylea...............................................      6,060     518,490
                                                                 -----------
                                                                   2,732,625
----------------------------------------------------------------------------
GERMANY (1.6%)
 Volkswagen AG.......................................        878     556,479
----------------------------------------------------------------------------
GREECE (1.0%)
 Sarantis S.A........................................     26,650     360,789
----------------------------------------------------------------------------
HONG KONG (8.5%)
 Cheung Kong Holdings, Ltd...........................     59,000     517,945
 China Light and Power Co., Ltd. ....................    104,500     470,830
 Dah Sing Financial Group............................     32,300     134,270
 HKR International Ltd...............................     87,520     107,903
 HSBC Holdings plc...................................     24,000     607,281
 International Bank of Asia..........................    705,100     400,521
 *Tingyi Holding Co..................................  2,074,000     506,050
 Union Bank of Hong Kong Ltd.........................    215,000     312,258
                                                                 -----------
                                                                   3,057,058
----------------------------------------------------------------------------
INDIA (0.7%)
 #*Videsh Sanchar Nigam Ltd. GDR.....................     13,600     268,532
----------------------------------------------------------------------------
INDONESIA (4.4%)
 Bank Nisp (Foreign).................................  1,206,600     521,585
 Bimantara Citra (Foreign)...........................    368,000     499,959
 Indosat ADR.........................................     14,800     407,000
 PT Bank Tiara Asia (Foreign)........................    132,500     160,920
                                                                 -----------
                                                                   1,589,464
----------------------------------------------------------------------------
IRELAND (0.6%)
 Irish Life plc......................................     44,380     218,970
----------------------------------------------------------------------------

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                         SHARES     VALUE+

-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
ISRAEL (1.7%)
 ECI Telecommunications Ltd. ADR......................     27,400 $   599,375
-----------------------------------------------------------------------------
ITALY (0.8%)
 Fila Holding S.p.A. ADR..............................      6,500     281,125
-----------------------------------------------------------------------------
JAPAN (5.7%)
 Laox.................................................     18,000     214,100
 Marukyo..............................................     21,000     210,083
 Matsumotokiyoshi.....................................      9,500     295,589
 Nintendo Corp., Ltd..................................        600      43,860
 Paris Miki, Inc......................................      3,080      90,981
 Sankyo Co., Ltd......................................     23,000     615,990
 Sony Corp............................................      7,000     509,492
 Sony Corp. ADR.......................................        700      51,362
                                                                  -----------
                                                                    2,031,457
-----------------------------------------------------------------------------
MEXICO (6.6%)
 ALFA, S.A. de C.V., Class A..........................     34,400     188,849
 *Banacci, Class B....................................    167,900     359,816
 Controladora Comercial Mexicana S.A. de C.V. GDR.....     11,900     181,475
 *Empaques Ponderosa S.A., Class B....................    822,800     514,897
 Fomenta Economico Mexicano S.A. de C.V., Class B.....     79,000     373,017
 *Grupo Elektra S.A. GDR..............................        500       9,375
 *Grupo Financiero Banorte S.A., Class B..............    148,000     145,354
 *Grupo Industrial Camesa S.A. .......................    473,200     256,202
 Hylsamex ADR.........................................      7,000     182,206
 Sistema Argos S.A., Class B..........................    128,200     155,932
                                                                  -----------
                                                                    2,367,123
-----------------------------------------------------------------------------
NETHERLANDS (3.0%)
 Akzo Noble N.V. ADR..................................      9,100     589,225
 Apothekers Cooperatie OPG............................      6,700     194,995
 Furgo N.V............................................     13,030     296,957
                                                                  -----------
                                                                    1,081,177
-----------------------------------------------------------------------------

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                        SHARES     VALUE+

----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
NORWAY (4.1%)
 Gresvig ASA.........................................     22,940 $   362,429
 Nycomed ASA, Class A................................     19,230     294,363
 *Nycomed ASA, Class B...............................     12,140     174,751
 SAS Norske ASA, Class B.............................     35,645     360,420
 *Storebrand ASA.....................................     47,000     289,101
                                                                 -----------
                                                                   1,481,064
----------------------------------------------------------------------------
PERU (1.3%)
 Credicorp Ltd. ADR..................................     12,610     264,802
 Telefonica del Peru S.A. ADR........................      7,000     168,000
 Telefonica del Peru S.A., Class B...................     12,000      28,840
                                                                 -----------
                                                                     461,642
----------------------------------------------------------------------------
PHILIPPINES (1.4%)
 *Bankard, Inc.......................................  1,233,000     248,004
 Marsman & Company, Inc., Class B....................  1,171,500     266,755
                                                                 -----------
                                                                     514,759
----------------------------------------------------------------------------
SINGAPORE (1.4%)
 Jardine Matheson Holdings, Ltd......................     60,000     330,000
 Mandarin Oriental International Ltd.................    137,498     159,498
                                                                 -----------
                                                                     489,498
----------------------------------------------------------------------------
SPAIN (2.3%)
 Banco de Valencia S.A...............................     33,410     617,645
 Electricas Reunidas de Zaragoza, S.A................      5,087     174,153
 Gas y Electricidad, S.A.............................        500      24,649
                                                                 -----------
                                                                     816,447
----------------------------------------------------------------------------
SWEDEN (5.3%)
 Althin Medical AB, Class B..........................     15,195     248,971
 Electrolux AB.......................................      9,896     567,829
 Finnveden Invest AB, Class B........................      8,300     147,109
 *Frontec AB, Class B................................     31,708     242,586
 Investment AB Bure..................................     35,100     443,086
 Marieberg Tidnings, Class A Fria....................     10,185     237,661
                                                                 -----------
                                                                   1,887,242
----------------------------------------------------------------------------

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                        SHARES     VALUE+

----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
TAIWAN (0.6%)
 *Macronix International Co., Ltd. ADR...............     10,400 $   201,500
----------------------------------------------------------------------------
THAILAND (0.6%)
 Dhipaya Insurance plc...............................    100,100     206,945
----------------------------------------------------------------------------
UNITED KINGDOM (8.7%)
 British Telecommunications plc......................     44,870     328,595
 BTR plc.............................................     79,900     326,223
 Glaxo Wellcome plc ADR..............................      9,330     367,369
 National Power plc..................................     38,085     328,271
 National Westminster Bank plc.......................     58,805     695,511
 Somerfield plc......................................    116,940     341,038
 United Utilities plc................................     68,295     748,002
                                                                 -----------
                                                                   3,135,009
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $30,387,326)...............             30,309,551
----------------------------------------------------------------------------
PREFERRED STOCKS (3.9%)
----------------------------------------------------------------------------
BRAZIL (3.9%)
 Companhia Brasileira de Distribuicao Grupo Pao de
  Acucar.............................................    800,000      16,174
 Confeccoes Guararapes S.A...........................    112,200     517,002
 Itausa Investimentos Itau S.A.......................    469,000     396,934
 Telepar.............................................    531,130     364,609
 Telerj..............................................    350,000      58,256
 Unibanco............................................  1,510,000      55,791
----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $1,430,482).............              1,408,766
----------------------------------------------------------------------------

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $3,888,562,
  collateralized by $3,910,260 of various U.S. Treasury
  Notes, 4.75%-6.125%, due 08/31/98-10/31/98, valued at
  $3,891,124 (COST $3,888,000).......................... $3,888,000 $ 3,888,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.4%) (COST $35,705,808) (a)........             35,606,317
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.6%)...............                226,473
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $35,832,790
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
#   144A Security--Certain conditions for public resale may exist.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.
(a) The cost for federal income tax purposes was $35,705,808. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $99,491. This consisted of aggregate gross unrealized appreciation for all securities of $1,412,907 and aggregate gross unrealized depreciation for all securities of $1,512,398.

JACOBS INTERNATIONAL OCTAGON PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

  At April 30, 1997 sector diversification of the Portfolio was as follows:

SECTOR DIVERSIFICATION (UNAUDITED)                    % OF NET ASSETS    VALUE
---------------------------------------------------------------------------------
Automotive...........................................        4.1%     $ 1,469,606
Banks................................................       11.8        4,217,995
Basic Resources......................................        0.5          182,206
Beverages, Food & Tobacco............................        1.5          528,949
Building Materials...................................        0.6          210,034
Computers............................................        1.2          444,086
Construction.........................................        0.8          272,481
Consumer Durables....................................        2.5          887,593
Consumer Non-Durables................................        1.0          360,790
Environment Controls.................................        0.8          296,957
Financial Services...................................        3.3        1,196,259
Food.................................................        4.0        1,421,304
Industrial...........................................        0.7          256,202
Insurance............................................        5.9        2,116,068
Iron and Steel.......................................        0.5          169,201
Lodging & Restaurants................................        0.4          159,498
Manufacturing........................................        0.1           43,860
Metals...............................................        0.4          147,109
Multi-Industry.......................................        5.1        1,831,231
Oil and Gas..........................................        0.9          328,737
Paper & Packaging....................................        2.7          966,328
Pharmaceuticals......................................        6.9        2,462,588
Print and Publishing.................................        0.7          237,661
Real Estate..........................................        1.7          625,848
Repurchase Agreement.................................       10.9        3,888,000
Retail...............................................        5.2        1,857,054
Technology...........................................        1.4          499,959
Telecommunications...................................       10.0        3,589,245
Textiles & Apparel...................................        2.2          798,127
Transportation.......................................        1.5          532,920
Utilities............................................       10.1        3,608,421
---------------------------------------------------------------------------------
  Total Investments..................................       99.4%     $35,606,317
Other Assets and Liabilities.........................        0.6          226,473
---------------------------------------------------------------------------------
  Net Assets.........................................      100.0%     $35,832,790
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

JACOB'S INTERNATIONAL OCTAGON PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments (including repurchase agreement), at Cost............ $35,705,808
                                                                   ===========
 Investments, at Value............................................ $31,718,317
 Repurchase Agreement, at Value...................................   3,888,000
 Cash.............................................................         982
 Dividends Receivable.............................................     199,173
 Receivable for Portfolio Shares Sold.............................      73,432
 Foreign Withholding Tax Reclaim Receivable.......................      16,549
 Interest Receivable..............................................         562
-------------------------------------------------------------------------------
  Total Assets....................................................  35,897,015
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B.....................       9,190
 Payable for Administrative Fees--Note C..........................       5,205
 Payable for Account Services Fees--Note F........................          95
 Payable for Trustees' Fees--Note G...............................         475
 Other Liabilities................................................      49,260
-------------------------------------------------------------------------------
  Total Liabilities...............................................      64,225
-------------------------------------------------------------------------------
NET ASSETS........................................................ $35,832,790
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital.................................................. $35,760,026
 Undistributed Net Investment Income..............................     193,316
 Accumulated Net Realized Loss....................................     (20,508)
 Unrealized Depreciation..........................................    (100,044)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $35,832,790
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization, no par
  value)..........................................................   3,524,602
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.17
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

JACOB'S INTERNATIONAL OCTAGON PORTFOLIO
STATEMENT OF OPERATIONS
For the Period January 2, 1997* to April 30, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................................................           $ 306,387
 Interest...................................................              40,870
 Less Foreign Taxes Withheld................................             (24,065)
---------------------------------------------------------------------------------
  Total Income..............................................             323,192
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................ $ 59,581
  Less: Fees Waived.........................................  (23,838)    35,743
                                                             --------
 Filing and Registration Fees...............................              14,117
 Administrative Fees--Note C................................              13,551
 Custodian Fees--Note D.....................................              13,333
 Audit Fees.................................................              12,000
 Printing Fees..............................................              11,321
 Account Services Fees--Note F..............................                  95
 Trustees' Fees--Note G.....................................                 950
 Other Expenses.............................................               3,312
---------------------------------------------------------------------------------
  Total Expenses............................................             104,422
 Expense Offset--Note A.....................................                 --
---------------------------------------------------------------------------------
  Net Expenses..............................................             104,422
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................             218,770
---------------------------------------------------------------------------------
NET REALIZED LOSS:
  Investments...............................................             (20,509)
  Foreign Currency Transactions.............................             (25,453)
---------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS...............................................             (45,962)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments...............................................             (99,491)
  Foreign Currency Translations.............................                (553)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION....            (100,044)
---------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY................            (146,006)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $  72,764
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

JACOB'S INTERNATIONAL OCTAGON PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                    JANUARY 2,
                                                                     1997* TO
                                                                  APRIL 30, 1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................................  $   218,770
 Net Realized Loss...............................................      (45,962)
 Net Change in Unrealized Appreciation/Depreciation..............     (100,044)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations...........       72,764
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.................................................   35,936,680
 Redeemed........................................................     (176,654)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...................   35,760,026
--------------------------------------------------------------------------------
 Total Increase..................................................   35,832,790
Net Assets:
 Beginning of Period.............................................          --
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $193,316)......................................................  $35,832,790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued..................................................    3,542,188
  Shares Redeemed................................................      (17,586)
--------------------------------------------------------------------------------
                                                                     3,524,602
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

JACOB'S INTERNATIONAL OCTAGON PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                   JANUARY 2,
                                                                    1997* TO
                                                                 APRIL 30, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............................    $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..........................................       0.06
 Net Realized and Unrealized Gain on Investments................       0.11++
-------------------------------------------------------------------------------
  Total from Investment Operations..............................       0.17
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................................    $ 10.17
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...................................................       1.70%***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...........................    $35,833
Ratio of Expenses to Average Net Assets.........................       1.75%**
Ratio of Net Investment Income to Average Net Assets............       3.67%**
Portfolio Turnover Rate.........................................          7%
Average Commission Rate.........................................    $0.0037
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser Per
 Share..........................................................    $  0.01
Ratio of Expenses to Average Net Assets Including Expense Off-
 sets...........................................................       1.75%**
-------------------------------------------------------------------------------

*  Commencement of Operations
** Annualized
*** Not Annualized
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Jacobs International Octagon Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Jacobs International Octagon Portfolio is to provide long-term capital appreciation by investing in equity securities of companies in developed and emerging markets.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Quotations of foreign securities and other assets in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income or gains are earned.

  For the period January 2, 1997 to April 30, 1997, the Portfolio expects to defer to May 1, 1997 for Federal income tax purposes, post-October capital and currency losses of approximately $21,000 and $25,000, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $25,454 to decrease undistributed net investment income and $25,454 to decrease accumulated net realized loss.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Jacobs Asset Management (the "Adviser"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.75% of average daily net assets. United Asset Management Corporation ("UAM") is a limited partner of the Adviser.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period January 2, 1997 to April 30, 1997, $11,212 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a

                    JACOBS INTERNATIONAL OCTAGON PORTFOLIO
wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the period January 2, 1997 to April 30, 1997, the Portfolio made purchases of $32,247,812 and sales of $413,587 of investment securities other than long-term U.S. Government and short- term securities. There were no purchases or sales of long-term U.S. Government securities. Purchases include in-kind transactions of securities with a value of $12,207,759.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period January 2, 1997 to April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 70.1% of total shares outstanding were held by 3 record shareholders owning more than 10% of the aggregate total shares outstanding.

At April 30, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities. Changes in currency exchange rates will affect the value of and investment income from such securities.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                                     PART B
                                   UAM FUNDS

                       MJI INTERNATIONAL EQUITY PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectuses of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the MJI International Equity Portfolio dated January 3, 1997 relating to the Institutional Class Shares, and the Prospectus dated July 10, 1997 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain a Prospectus, please call UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........................    2

PURCHASE AND REDEMPTION OF SHARES...........................    9

SHAREHOLDER SERVICES........................................   10

INVESTMENT LIMITATIONS......................................   10

MANAGEMENT OF THE FUND......................................   11

INVESTMENT ADVISER..........................................   13

SERVICE AND DISTRIBUTION PLANS..............................   14

PORTFOLIO TRANSACTIONS......................................   16

ADMINISTRATIVE SERVICES.....................................   17

PERFORMANCE CALCULATIONS....................................   17

GENERAL INFORMATION.........................................   18

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.........  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Murray Johnstone International Ltd.

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the MJI International Equity Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the
Portfolio:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

HEDGING STRATEGIES

     The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against its foreign currency movements. These portfolio strategies are commonly referred to as derivative investments. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The U.S. dollar value of the assets of the Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the Portfolio anticipates that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or continuous basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash or liquid securities into a segregated account in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated securities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide straddles or that the Fund's commodity futures and option positions be for other purposes, to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days, with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash, or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

OPTIONS ON FOREIGN CURRENCIES

     The Portfolio may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolio intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or liquid securities in a segregated account with the Custodian.

     The Portfolio also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the Custodian, cash or U.S. government securities or other high grade liquid debt or equity securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

     Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to the regulation of the Commission. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options of foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in, or the prices of, foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make a trading decision, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

INTEREST RATE SWAP TRANSACTIONS

     The Portfolio may enter into swap contracts which are also commonly referred to as derivative investments. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term "specified index" includes fixed interest rates, total return on interest rate indices and fixed income indices, (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index.

     The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio's obligations under a swap agreement will be accrued daily (offsetting against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio. Since swaps will be entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.

     Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to the interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

                       PURCHASE AND REDEMPTION OF SHARES

     Both classes of shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Adviser may compensate affiliated broker-dealer subsidiaries of United Asset Management Corporation, out of its profits, for referring investors to the Portfolio and, in certain instances, furnishing information liaison services with respect to such investors. Such compensation would be based upon the advisory fees payable (without regard to any expense limitation in effect at the time) in respect of assets attributable to the referral. If liaison services are included, the rate would be up to 25% in the first year and up to 15% each year thereafter; otherwise, the rate would be up to 30% in the first year, 20% for the second year and 10% for each remaining year up to a total of 5 years.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "HOW SHARE PRICES ARE DETERMINED", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Portfolio may be exchanged for Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio and Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds Trust, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Fund's Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Funds is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios. You may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "PURCHASE AND REDEMPTION OF SHARES." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) invest in stock or bond futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in stock or bond futures and options;

     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7)  purchase on margin or sell short except as specified in (5) above;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (9) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).


REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's unaffiliated Trustees by the Fund and total compensation paid by the Fund and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.

COMPENSATION TABLE



    (1)                    (2)                       (3)                (4)                (5)
                                                                                          TOTAL
                                                  PENSION OR                           COMPENSATION
                                                  RETIREMENT          ESTIMATED       FROM REGISTRANT
                          AGGREGATE            BENEFITS ACCRUED        ANNUAL              AND
NAME OF PERSON,          COMPENSATION             AS PART OF        BENEFITS UPON      FUND COMPLEX
POSITION                FROM REGISTRANT         FUND EXPENSES        RETIREMENT      PAID TO TRUSTEES
----------------------  ---------------       -----------------     -------------    ----------------
John T. Bennett, Jr.
  Trustee.............     $4,874                     0                    0              $31,700
J. Edward Day
  Former Trustee......     $2,168                     0                    0              $15,550
Philip D. English
  Trustee.............     $4,874                     0                    0              $31,700
William A. Humenuk
  Trustee.............     $4,874                     0                    0              $31,700
Nancy J. Dunn
  Trustee.............     $ 0                        0                    0              $  0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          MJI International Equity Portfolio Institutional Class Shares: Freya Fanning & Company, 400 Essex St., Box 5600, Beverly Farms, MA, 29.8%*; Hartnat & Co. VECO, P.O. Box 92800, Rochester, NY, 12.6%*; Sisters of Mercy Corp., 2300 Adeline Dr., Burlingam, CA, 11.9%*; UMBSC & Co., FBO Interstate Brands Agg. Gr., P.O. Box 419260, Kansas City, KS, 9.0%*; Hartnat & Co., Hoag Memorial Hospital, P.O. Box 92800, Rochester, NH, 7.5%*; and UMBSC & Co., FBO Interstate Brands Mod. Gr., P.O. Box 419260, Kansas City, MO, 5.4%*.

          MJI International Equity Portfolio Institutional Service Class Shares:
Hartnat & Co. and Siliconix, P.O. Box 92800, Rochester, NY, 49.6%*; Fleet National Bank, Trustee, FBO Davies Medical Pension Plan, P.O. Box 92800, Rochester, NY, 36.8%*; and Fleet National Bank, Trustee, FBO Cherokee Nation, P.O. Box 92800, Rochester, NY, 7.5%*.

          The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_______
* Denotes shares held by a trustee or fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.



                               INVESTMENT ADVISER

INVESTMENT PHILOSOPHY

          A value orientation for country, currency and stock selection is key to Murray Johnstone's investment philosophy. Murray Johnstone's management structure centers around regional research teams which are specialized by geography. The individuals within each team are responsible for conducting research within each region as well as identifying particular stocks for possible inclusion within portfolios. On-site, fundamental research is a primary component of the evaluation process.

CONTROL OF ADVISER

          The Adviser, through its parent, UAM UK Holdings, is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, a registered investment company.

REPRESENTATIVE INSTITUTIONAL CLIENTS

          As of the date of this SAI, the Adviser's representative institutional clients included: Ace Hardware, American Cancer Society, Royal Caribbean Cruises, Siemens, Levitz, Nebraska Public Power, and Franciscan Sisters.

          In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     MJI International Equity Portfolio.................................. 0.75%

     For the period from September 16, 1994 (date of commencement) to April 30, 1995, and for the fiscal years ended April 30, 1996 and April 30, 1997, the MJI International Equity Portfolio paid advisory fees of $0, $0 and $41,961, respectively. The Adviser voluntarily waived advisory fees of $10,000 for the period ended April 30, 1995, and $54,000 and $99,017 for the fiscal years ended April 30, 1996 and April 30, 1997, respectively. Until further notice, the Adviser has voluntarily agreed to waive its advisory fees and to assume as the Adviser's own expense certain operating expenses payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.50%.

                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the "Distributor" may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     acting as the sole shareholder of record and nominee for beneficial owners;

     maintaining account records for such beneficial owners of the Fund's shares;

     opening and closing accounts;

     answering questions and handling correspondence from shareholders about their accounts;

     handling the transmission of funds representing the purchase price or redemption proceeds;

     issuing confirmations for transactions in the Fund's shares by shareholders;

     distributing current copies of prospectuses, statements of additional information and shareholder reports;

     assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     providing account maintenance and accounting support for all transactions; and

     performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed .50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at .25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval. Fees paid to Service Agents on behalf of the Portfolio's Service Class Shares for the fiscal year ended April 30, 1997 totaled $1,542.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.


     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreements authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreements. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the fiscal years ended April 30, 1995, April 30, 1996, and April 30, 1997, the MJI International Equity Portfolio paid aggregate brokerage commissions of $18,354, $44,004 and $102,419, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between FSI, a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Services Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     For the period September 16, 1994 to April 30, 1995, administrative services fees paid to CGFSC by the MJI International Equity Portfolio totaled $26,000. The basis of the fees paid to CGFSC for the 1995 fiscal year was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the fiscal years ended April 30, 1996 and April 30, 1997, administrative services fees paid to CGFSC by the MJI International Equity Portfolio totaled $69,866 and $96,855, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal year ended April 30, 1997, FSI earned $3,134 and $11,239, respectively, from the MJI International Equity Portfolio as Administrator. The services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the SEC, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value.

The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of the Institutional Class Shares.

     The average annual total return for the MJI International Equity Portfolio Institutional Class and Institutional Service Class Shares from inception to April 30, 1997 and for the one year period ended on the date of the Financial Statements included herein are as follows:

                                                         SINCE INCEPTION
                                              ONE YEAR     THROUGH YEAR
                                               ENDED          ENDED
                                             APRIL 30,       APRIL 30       INCEPTION
                                                1997           1997           DATE
                                             ----------  ----------------   ---------

     MJI International Equity Portfolio
       Institutional Class Shares..........       4.67%       3.00%         9/16/94
     MJI International Equity Portfolio
       Institutional Service Class Shares..         --        1.14%         12/31/96


         These figures are calculated according to the following formula:

         P (1 + T)/n/ = ERV

where:

         P      =           a hypothetical initial payment of $1,000
         T      =           average annual total return
         n      =           number of years
         ERV    =           ending redeemable value of a hypothetical $1,000 payment made at the beginning of the
                            1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS

     To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name "The Regis Fund II," as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust". The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the Shareholders, each holder of a Share shall be entitled to one vote for each whole Share and a fractional vote for each fractional Share standing in his or her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.



DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

     Any dividend or distribution paid shortly after the purchase of shares of a Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Except for transactions the Portfolio has identified as hedging transactions, in general each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payments.

FINANCIAL STATEMENTS

     The Financial Statements for the MJI International Equity Portfolio for the fiscal years ended April 30, 1996 and April 30, 1997, and the Financial Highlights for the respective periods presented and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

     Aaa -- Bonds which are Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Investors Service, Inc. ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and modifier 3 indicates that the issue ranks at the lower end of the rating category.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS

     AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the

United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolios may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics:

(1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

     With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
MJI International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MJI International Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended April 30, 1997 amounting to approximately $34,000 are expected to be passed through to the shareholders as foreign tax credits on Form 1099--DIV for the year ending December 31, 1997 which shareholders of this Portfolio will receive in late January, 1998.

MJI International Equity Portfolio hereby designates approximately $38,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return. In addition, for the fiscal year ended April 30, 1997, gross income derived from sources within foreign countries amounted to approximately $362,000 for the Portfolio.

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (96.1%)
-------------------------------------------------------------------------------
ARGENTINA (1.9%)
 Banco Frances del Rio de la Plata S.A. ADR.................  8,050 $   244,519
 *Disco S.A. ADR............................................  2,065      64,015
 Transportadora de Gas del Sur S.A. ADR.....................  4,700      58,750
 YPF S.A. ADR...............................................  8,600     237,575
                                                                    -----------
                                                                        604,859
-------------------------------------------------------------------------------
AUSTRALIA (6.2%)
 Australia & New Zealand Banking Group, Ltd. ............... 65,000     414,968
 Commonwealth Bank of Australia............................. 60,000     651,508
 National Australia Bank, Ltd. ............................. 43,000     588,251
 News Corp., Ltd............................................ 80,000     368,549
                                                                    -----------
                                                                      2,023,276
-------------------------------------------------------------------------------
BELGIUM (2.1%)
 *Fortis AG.................................................  3,840     685,868
-------------------------------------------------------------------------------
CHILE (4.2%)
 Cia. de Telecomunicaciones de Chile S.A. ADR............... 25,000     809,375
 Madeco S.A. ADR............................................  7,500     205,313
 Quimica y Minera Chile S.A. ADR............................  6,200     367,350
                                                                    -----------
                                                                      1,382,038
-------------------------------------------------------------------------------
FINLAND (2.1%)
 Oy Nokia AB, Series A...................................... 10,990     685,501
-------------------------------------------------------------------------------
FRANCE (7.1%)
 *Cap Gemini Sogeti S.A.....................................  5,470     331,546
 Cie Generale des Eaux......................................  3,380     471,167
 Compagnie Bancaire S.A. ...................................  1,660     219,163
 Lyonnaise des Eaux-Dumez...................................  1,034      93,610
 Michelin, Class B..........................................  6,940     388,041
 *SGS-Thomson Microelectronics N.V. ........................  5,400     416,652
 Total S.A., Class B........................................  4,750     394,191
                                                                    -----------
                                                                      2,314,370
-------------------------------------------------------------------------------
GERMANY (8.6%)
 Bayerische Motoren Werke AG................................    940     763,981
 Linde AG...................................................    960     700,993
 Mannesmann AG..............................................  1,003     394,391
 Volkswagen AG..............................................  1,515     960,211
                                                                    -----------
                                                                      2,819,576
-------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG (6.8%)
 Amoy Properties, Ltd....................................... 280,000 $   276,530
 Cheung Kong Holdings, Ltd. ................................  70,000     614,511
 Hong Kong Land Holdings, Ltd. ADR.......................... 250,000     520,000
 Hutchison Whampoa, Ltd. ...................................  75,000     556,739
 Swire Pacific, Ltd., Class A...............................  35,000     269,978
                                                                     -----------
                                                                       2,237,758
--------------------------------------------------------------------------------
IRELAND (1.6%)
 Allied Irish Banks plc.....................................  44,143     314,414
 Bank of Ireland............................................  20,770     220,740
                                                                     -----------
                                                                         535,154
--------------------------------------------------------------------------------
ITALY (4.0%)
 ENI S.p.A. ................................................  24,000     121,808
 Istituto Mobiliare Italiano S.p.A. ........................  33,500     285,362
 Italcementi S.p.A. ........................................   2,650      14,843
 Parmalat Finanziaria S.p.A. ............................... 148,800     216,395
 *Seat S.p.A. ..............................................  17,839       5,460
 Stet Societa' Finanziaria Telefonica S.p.A. ...............  72,080     340,782
 Telecom Italia Mobile S.p.A................................  97,990     308,186
                                                                     -----------
                                                                       1,292,836
--------------------------------------------------------------------------------
JAPAN (12.5%)
 Canon Sales Co., Inc. .....................................  11,000     227,885
 Dai-Ichi Kangyo Bank, Ltd..................................  19,000     208,035
 EISAI Co., Ltd. ...........................................  11,000     190,626
 Fuji Machine Manufacturing Co. ............................   8,000     225,601
 Hitachi, Ltd...............................................  32,000     289,878
 Itochu Corp................................................  37,000     175,163
 Matsumoto Kenko Co., Ltd...................................     600      13,895
 Matsushita Communication Industrial........................   9,000     232,533
 Murata Manufacturing Co., Ltd. ............................   9,000     331,784
 Nippon Sanso KK Corp.......................................  18,000      63,663
 Nippon Steel Co............................................  82,000     233,824
 Nissan Motor Co., Ltd......................................  33,000     194,179
 Nitto Denko Corp...........................................  16,000     231,902
 Santen Pharmaceutical......................................  15,400     276,581
 Sanwa Bank, Ltd. ..........................................  20,000     214,258
 Shin-Etsu Chemical Co., Ltd. ..............................  13,000     262,150

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Shiseido Co., Ltd. ........................................  20,000 $   286,727
 Sumitomo Electric Industries...............................  14,000     189,681
 Suzuki Motor Co., Ltd......................................  23,000     244,585
                                                                     -----------
                                                                       4,092,950
--------------------------------------------------------------------------------
MALAYSIA (3.0%)
 Hicom Holdings Bhd. ....................................... 150,000     331,673
 Malayan Banking Bhd........................................  33,000     328,685
 Renong Bhd. ............................................... 130,000     178,168
 S P Setia Bhd. ............................................  45,000     154,183
                                                                     -----------
                                                                         992,709
--------------------------------------------------------------------------------
MEXICO (2.3%)
 Cifra S.A. de C.V. ADR Class B............................. 117,000     178,308
 Empresas ICA S.A. de C.V. ADR..............................   7,000     104,125
 Grupo Imsa, S.A. de C.V. ADR...............................   9,000     193,500
 *Grupo Industrial Durango ADR..............................  24,000     261,000
                                                                     -----------
                                                                         736,933
--------------------------------------------------------------------------------
NETHERLANDS (3.9%)
 ING Groep N.V..............................................  11,490     451,178
 Vendex International N.V. BDR..............................   8,840     419,721
 VNU........................................................  20,040     414,542
                                                                     -----------
                                                                       1,285,441
--------------------------------------------------------------------------------
NEW ZEALAND (1.7%)
 Carter Holt Harvey, Ltd....................................  85,000     188,469
 Lion Nathan, Ltd. .........................................  60,000     144,262
 Telecom Corp. of New Zealand, Ltd. ........................  50,000     224,153
                                                                     -----------
                                                                         556,884
--------------------------------------------------------------------------------
NORWAY (1.0%)
 Norsk Hydro................................................   6,910     336,732
--------------------------------------------------------------------------------
SINGAPORE (4.3%)
 City Developments, Ltd.....................................  70,000     566,312
 Keppel Corp., Ltd..........................................  50,000     217,812
 Singapore Land, Ltd........................................  20,000      93,348
 Wing Tai Holdings, Ltd..................................... 210,000     543,078
                                                                     -----------
                                                                       1,420,550
--------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SPAIN (3.2%)
 Empresa Nacional de Electricidad S.A. .....................  6,820 $   477,237
 Telefonica de Espana S.A................................... 15,970     409,501
 Vallehermoso S.A. .........................................  6,220     153,317
                                                                    -----------
                                                                      1,040,055
-------------------------------------------------------------------------------
SWITZERLAND (7.3%)
 ABB AG (Bearer)............................................    263     318,707
 *Ciba Specialty Chemicals AG (Registered)..................    518      44,661
 Novartis AG (Registered)...................................    688     907,058
 Winterthur Schweizerische (Registered).....................    421     302,388
 Zurich Versicherungs (Registered)..........................  2,470     811,595
                                                                    -----------
                                                                      2,384,409
-------------------------------------------------------------------------------
THAILAND (1.3%)
 Bangkok Bank plc........................................... 47,000     435,452
-------------------------------------------------------------------------------
UNITED KINGDOM (11.0%)
 Abbey National plc......................................... 18,400     256,380
 BOC Group plc.............................................. 14,100     215,826
 British Aerospace plc...................................... 10,400     220,904
 British Airport Authority plc.............................. 19,300     159,476
 British Petroleum Co. plc.................................. 17,522     200,994
 Cadbury Schweppes plc...................................... 22,600     187,476
 Carlton Communications plc................................. 24,000     196,756
 Commercial Union plc....................................... 16,900     186,193
 Glaxo Wellcome plc......................................... 19,100     375,371
 Grand Metropolitan plc..................................... 26,100     217,778
 Kingfisher plc............................................. 19,000     205,635
 Ladbroke Group plc......................................... 54,300     202,346
 Lloyds TSB Group plc....................................... 32,720     298,462
 Safeway plc................................................ 44,100     244,361
 Williams Holdings plc...................................... 40,700     218,927
 Wolseley plc............................................... 25,000     200,094
                                                                    -----------
                                                                      3,586,979
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $29,383,624)......................         31,450,330
-------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc., 5.20%, dated 04/30/97 due
  05/01/97, to be repurchased at $1,137,164,
  collateralized by $1,143,510 of various U.S. Treasury
  Notes, 4.75%-6.125%, due from 08/31/98-10/31/98,
  valued at $1,137,914 (COST $1,137,000)................ $1,137,000 $ 1,137,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $30,520,624)(a).........             32,587,330
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.4%)...............                150,441
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $32,737,771
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
ADR--American Depository Receipt.
BDR--British Depository Receipt.
(a) The cost for federal income tax purposes was $30,529,713. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $2,057,617. This consisted of aggregate gross unrealized appreciation for all securities of $3,293,913 and aggregate gross unrealized depreciation for all securities of $1,236,296.

MJI INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements. At April 30, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
-------------------------------------------------------------------------------
Aerospace & Defense........................................   0.7%  $   220,904
Agriculture................................................   5.3     1,742,362
Automotive.................................................   6.6     2,162,955
Banks......................................................   9.6     3,128,642
Basic Resources............................................   0.7       233,770
Beverages, Food & Tobacco..................................   1.7       548,133
Broadcasting & Publishing..................................   1.9       611,299
Building Materials.........................................   0.7       213,989
Capital Equipment..........................................   1.2       394,391
Chemicals..................................................   3.9     1,290,383
Construction...............................................   1.1       351,918
Consumer Durables..........................................   0.7       217,778
Consumer Non-Durables......................................   0.9       286,727
Electronics................................................   3.6     1,170,965
Energy.....................................................   1.5       497,319
Entertainment & Leisure....................................   0.6       202,346
Financial Services.........................................   5.7     1,853,941
Holding Company............................................   3.2     1,052,919
Industrial.................................................   4.5     1,479,124
Insurance..................................................   5.1     1,683,656
Manufacturing..............................................   2.2       719,825
Metals.....................................................   0.6       205,313
Oil & Gas..................................................   1.6       515,999
Paper & Packaging..........................................   1.4       449,469
Pharmaceuticals............................................   2.0       651,953
Print & Publishing.........................................   1.1       374,008
Real Estate................................................   6.8     2,224,018
Repurchase Agreement.......................................   3.5     1,137,000
Retail.....................................................   3.4     1,112,040
Services...................................................   2.2       734,595
Telecommunications.........................................   8.9     2,924,737
Transportation.............................................   2.0       647,266
Utilities..................................................   4.7     1,547,586
                                                            -----   -----------
Total Investments..........................................  99.6%  $32,587,330
Other Assets and Liabilities...............................   0.4       150,441
                                                            -----   -----------
Net Assets................................................. 100.0%  $32,737,771
                                                            =====   ===========

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $30,520,624
                                                                   ===========
 Investments, at Value............................................ $32,587,330
 Cash.............................................................         193
 Foreign Currency (Cost $17,168)..................................      17,140
 Receivable for Investments Sold..................................      57,346
 Dividends Receivable.............................................      78,749
 Receivable for Portfolio Shares Sold.............................      93,243
 Foreign Withholding Tax Reclaim Receivable.......................      13,966
 Deferred Organization Costs--Note A..............................       4,628
 Interest Receivable..............................................         164
 Other Assets.....................................................          93
-------------------------------------------------------------------------------
  Total Assets....................................................  32,852,852
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B.....................       4,883
 Payable for Portfolio Shares Redeemed............................      13,826
 Payable for Administrative Fees--Note C..........................      12,772
 Payable for Distribution and Service Fees--Note E................       1,542
 Payable for Account Services Fees--Note F........................       3,851
 Payable for Trustees' Fees--Note G...............................         483
 Other Liabilities................................................      77,724
-------------------------------------------------------------------------------
  Total Liabilities...............................................     115,081
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,737,771
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital.................................................. $30,707,096
 Undistributed Net Investment Income..............................      19,125
 Accumulated Net Realized Loss....................................     (53,598)
 Unrealized Appreciation..........................................   2,065,148
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,737,771
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Net Assets....................................................... $28,818,041
 Net Asset Value, Offering and Redemption Price Per Share
  2,705,133 shares outstanding (Unlimited authorization, no par
  value).......................................................... $     10.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Net Assets....................................................... $ 3,919,730
 Net Asset Value, Offering and Redemption Price Per Share 368,199
  shares outstanding (Unlimited authorization, no par value)...... $     10.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year ended April 30, 1997
    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................            $  360,664
 Interest..................................................                85,656
 Less Foreign Taxes Withheld...............................               (33,977)
----------------------------------------------------------------------------------
  Total Income.............................................               412,343
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees...............................................  $140,978
  Less: Fees Waived........................................   (99,017)     41,961
                                                             --------
 Administrative Fees--Note C...............................               108,094
 Custodian Fees--Note D....................................                35,944
 Printing Fees.............................................                27,618
 Filing and Registration Fees..............................                32,766
 Audit Fees................................................                16,767
 Account Services Fees--Note F.............................                 3,851
 Trustees' Fees--Note G....................................                 2,183
 Amortization of Organization Expense--Note A..............                 1,945
 Distribution and Service Fees--Institutional Service Class
  Shares--Note E...........................................                 1,542
 Other Expenses............................................                12,425
----------------------------------------------------------------------------------
  Total Expenses...........................................               285,096
 Expense Offset--Note A....................................                 (450)
----------------------------------------------------------------------------------
  Net Expenses.............................................               284,646
----------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................               127,697
----------------------------------------------------------------------------------
NET REALIZED LOSS:
 Investments...............................................               (54,964)
 Foreign Currency Transactions.............................               (47,587)
----------------------------------------------------------------------------------
TOTAL NET REALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS..............................................              (102,551)
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments...............................................             1,540,279
 Foreign Currency Translations.............................                (3,259)
----------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION...             1,537,020
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY...............             1,434,469
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......            $1,562,166
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

MJI INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                          YEAR ENDED   YEAR ENDED
                                                           APRIL 30,    APRIL 30,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
 Net Investment Income..................................  $   127,697  $    63,397
 Net Realized Gain (Loss)...............................     (102,551)     142,191
 Net Change in Unrealized Appreciation/Depreciation.....    1,537,020      453,055
-----------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting from Operations.    1,562,166      658,643
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...................................      (23,511)      (4,038)
 In Excess of Net Investment Income:
  Institutional Class...................................          --       (20,271)
 Net Realized Gain:
  Institutional Class...................................     (203,657)     (16,206)
-----------------------------------------------------------------------------------
   Total Distributions..................................     (227,168)     (40,515)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued--Regular.......................................   25,675,829    4,553,899
    --In Lieu of Cash Distributions.....................      156,098       40,436
  Redeemed..............................................   (6,848,127)  (2,155,730)
-----------------------------------------------------------------------------------
   Net Increase from Institutional Class Shares.........   18,983,800    2,438,605
-----------------------------------------------------------------------------------
 Institutional Service Class:
  Issued--Regular.......................................    3,864,032          --
  Redeemed..............................................      (37,097)         --
-----------------------------------------------------------------------------------
   Net Increase from Institutional Service Class Shares.    3,826,935          --
-----------------------------------------------------------------------------------
   Net Increase from Capital Share Transactions.........   22,810,735    2,438,605
-----------------------------------------------------------------------------------
   Total Increase.......................................   24,145,733    3,056,733
Net Assets:
 Beginning of Year......................................    8,592,038    5,535,305
-----------------------------------------------------------------------------------
 End of Year (including undistributed and distributions
  in excess of net investment income of $19,125 and
  $(20,271), respectively)..............................  $32,737,771  $ 8,592,038
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements. MJI INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 INSTITUTIONAL
                                    INSTITUTIONAL CLASS          SERVICE CLASS
                               --------------------------------- --------------
                                 YEARS ENDED
                                  APRIL 30,       SEPTEMBER 16,   DECEMBER 31,
                               ----------------     1994*** TO     1996*** TO
                                1997     1996     APRIL 30, 1995 APRIL 30, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD....................... $ 10.27  $  9.50       $10.00        $ 10.53
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........    0.06     0.07         0.04           0.01
 Net Realized and Unrealized
  Gain (Loss) on Investments..    0.42     0.75        (0.54)++        0.11
-------------------------------------------------------------------------------
  Total from Investment Opera-
   tions......................    0.48     0.82        (0.50)          0.12
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income........   (0.01)   (0.00)@        --             --
 In Excess of Net Investment
  Income......................   (0.00)   (0.03)         --             --
 Net Realized Gain............   (0.09)   (0.02)         --             --
-------------------------------------------------------------------------------
  Total Distributions.........   (0.10)   (0.05)         --             --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD........................... $ 10.65  $ 10.27       $ 9.50        $ 10.65
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.................    4.67%    8.67%       (5.00)%**       1.14%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands)................. $28,818  $ 8,592       $5,535        $ 3,920
 Ratio of Expenses to Average
  Net Assets..................    1.50%    1.45%        1.00%*         1.76%*
 Ratio of Net Investment
  Income to Average Net
  Assets......................    0.68%    0.88%        1.49%*         0.59%*
 Portfolio Turnover Rate......      47%      59%          81%            47%
 Average Commission Rate#..... $0.0323  $0.0316          N/A        $0.0323
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and
  Expenses Assumed by the
  Adviser..................... $  0.05  $  0.13       $ 0.13        $  0.01
 Ratio of Expenses to Average
  Net Assets Including Expense
  Offsets.....................    1.50%    1.43%        1.00%*         1.75%*
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # Beginning with fiscal year 1996, the portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
 @ Amount is less than $0.01 per share.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS
UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The MJI International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the MJI International Equity Portfolio is to provide maximum total return, including both capital appreciation and current income, by investing primarily in the common stocks of companies based outside of the United States.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Quotations of foreign securities and other assets in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income or gains are earned.

  For the year ended April 30, 1997, the Portfolio expects to defer to May 1, 1997 for Federal income tax purposes, post-October currency losses of approximately $19,000.

  At April 30, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $45,000 which will expire on April 30, 2005.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default

                      MJI INTERNATIONAL EQUITY PORTFOLIO
  or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, deferred organization costs and the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $64,790 to decrease undistributed net investment income and $68,101 to decrease accumulated net realized loss, with a decrease to paid in capital of $3,311.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

  7. ORGANIZATION COSTS: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Murray Johnstone International Ltd., (the "Adviser"), a subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% and 1.75% of average daily net assets of the Portfolio's Institutional Class Shares and Service Class Shares, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1997, $96,855 was paid to CGFSC for its services.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to April 30, 1997, the amount charged to the Portfolio by the Bank aggregated $24,940, of which $22,624 is unpaid at April 30, 1997.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Service Class Shares are not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolio made purchases of $30,109,744 and sales of $8,154,409 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 55.8% and 99.9% of total shares outstanding were held by 3 and 2 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning more than 10% of the aggregate total shares outstanding.

At April 30, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

                      MJI INTERNATIONAL EQUITY PORTFOLIO

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                                 INSTITUTIONAL CLASS      INSTITUTIONAL SERVICE
                                       SHARES                 CLASS SHARES
                            ----------------------------- ---------------------
                                 YEAR           YEAR          DECEMBER 31,
                                ENDED          ENDED            1996* TO
                            APRIL 30, 1997 APRIL 30, 1996    APRIL 30, 1997
                            -------------- -------------- ---------------------
Shares Issued..............   2,516,858        465,365           371,710
In Lieu of Cash Distribu-
 tions.....................      15,170          4,217               --
Shares Redeemed............    (663,721)      (215,563)           (3,511)
                              ---------       --------           -------
Net Increase from Capital
 Share Transactions........   1,868,307        254,019           368,199
                              =========       ========           =======

* Commencement of Operations

                                   UAM FUNDS
                           NEWBOLD'S EQUITY PORTFOLIO

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the Newbold's Equity Portfolio dated July 10, 1997 relating to the Institutional Class Shares, and the Prospectus dated July 10, 1997 relating to the Institutional Service Class Shares (the "Service Class Shares"). To obtain the Prospectuses, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----

INVESTMENT OBJECTIVE AND POLICIES...........................    3

PURCHASE AND REDEMPTION OF SHARES...........................    6

SHAREHOLDER SERVICES........................................    7

INVESTMENT LIMITATIONS......................................    8

MANAGEMENT OF THE FUND......................................    9

INVESTMENT ADVISER..........................................   11

SERVICE AND DISTRIBUTION PLANS..............................   11

PORTFOLIO TRANSACTIONS......................................   13

ADMINISTRATIVE SERVICES.....................................   14

PERFORMANCE CALCULATIONS....................................   14

GENERAL INFORMATION.........................................   15

APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS.........  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Newbold's Asset Management, Inc.

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the Newbold's Equity Portfolio (the "Portfolio") as set forth in the Prospectuses for the Institutional Class Shares and Service Class Shares of the
Portfolio:

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectuses.

FOREIGN SECURITIES

     Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

HEDGING STRATEGIES

     The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and futures transactions, the Adviser believes that, because the Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio's shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity market occur.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transaction costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally, margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging positions or that the Fund's commodity futures and option positions be for other purposes, only to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular futures contract at any given time. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in a loss in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Portfolio could lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Futures contracts may be traded on foreign exchanges. Such transactions are subject to the risks of governmental actions affecting trading in or the prices of the securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS

     The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, in a segregated account with its custodian, maintain cash or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.


                       PURCHASE AND REDEMPTION OF SHARES

     Both Classes of shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the

Exchange is open after proper receipt. The Exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Share Prices are Determined", and a redeeming shareholder would normally incur brokerage expenses if those securities were converted to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company (the "CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Institutional Class Shares of the Newbold's Equity Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio, and Service Class Shares may be exchanged for any other Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its

Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares of the Portfolio to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in each Prospectus of the Portfolio. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;
     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;
     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder;
     (4)  underwrite the securities of other issuers;
     (5) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options;
     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;
     (7)  purchase on margin or sell short except as specified in (5) above;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and
     (9) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Manager of Coopers & Lybrand LLP (1983-
1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund, UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.

COMPENSATION TABLE
(1)                                         (2)                   (3)                (4)                   (5)

                                                  PENSION OR
                                                  RETIREMENT                              TOTAL COMPENSATION
                         AGGREGATE                BENEFITS             ESTIMATED ANNUAL   FROM REGISTRANT AND
NAME OF PERSON,          COMPENSATION             ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
POSITION                 FROM REGISTRANT          FUND EXPENSES        RETIREMENT         PAID TO TRUSTEES
----------------------   -------------------      -------------------  ----------------   -------------------

John T. Bennett, Jr.
  Trustee.............             $4,874                     0                  0               $31,700
J. Edward Day
  Former Trustee......             $2,168                     0                  0               $15,550
Philip D. English
  Trustee.............             $4,874                     0                  0               $31,700
William A. Humenuk
  Trustee.............             $4,874                     0                  0               $31,700
Nancy Dunn
  Trustee.............             $    0                     0                  0               $     0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          Newbold's Equity Portfolio Institutional Class Shares: Bryce Douglas Investment L.P., Box 672, Kimberson, PA, 19.8%; David G. Jones, MD, PC, PSP, 1860 Nottingham Rd., Allentown, PA, 12.5%*; Joseph F. Rodgers, MD, 1723 Sylvan Ln., Gladwyne, PA, 10.0%; Warren Pearlman Goldburgh Rollover IRA, 7 Gregory Rd., Lyme, NH, 9.8%*; James D. Jamieson, P.O. Box 95, Valley Forge, PA, 8.8%; Mary Jane Littlepage, 302 Berkeley, Devon, PA, 7.2%; and Arthur N. Triestler, 260 Lamplighter Ln., Huntingdon Valley, PA, 5.7%.

________
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

     Any persons or organizations listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" ( as that term is defined in the 1940 Act) the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

                               INVESTMENT ADVISER

CONTROL OF ADVISER

     The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

     Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

     As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:


     Newbold's Equity Portfolio...............................   0.50%

     From September 13, 1995 (date of commencement) to April 30, 1996, and for the fiscal year ended April 30, 1997, the Newbold's Equity Portfolio paid advisory fees of $0. The Adviser voluntarily waived advisory fees of $36,000 for the period ended April 30, 1996 and $73,749 for the fiscal year ended April 30, 1997. Until January 29, 1998, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 0.90% of average daily net assets.

                         SERVICE AND DISTRIBUTION PLANS

     As stated in the Portfolio's Service Class Shares Prospectus, the Distributor may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Service Class shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.15% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the company as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties, who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan and Distribution Plan has been set at 0.25% and 0.15%, respectively, the Plans permit a full

0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above. The Newbold's Equity Portfolio Service Class Shares have not been offered prior to the date of this Statement.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The NASD has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.


     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from inception on September 13, 1995 to April 30, 1996, and for the fiscal year ended April 30, 1997, the Newbold's Equity Portfolio paid aggregate brokerage commissions of $20,250 and $37,343, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, Chase Global Funds Services Company or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     The basis of the fees paid to CGFSC for the period September 13, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years.

     For the period ended April 30, 1996, and for the fiscal year ended April 30, 1997, administrative services fees paid to CGFSC by the Newbold's Equity Portfolio totaled $21,891 and $61,963, respectively. For the period April 15, 1996 to April 30, 1996, and for the fiscal year ended April 30, 1997, FSI earned $2,109 and $8,785, respectively, from the Newbold's Equity Portfolio as Administrator. The services provided by FSI and CGFSC and the fees payable to both effective April 15, 1996 are described in the Portfolio's Prospectuses.

                            PERFORMANCE CALCULATIONS

PERFORMANCE

     The Portfolio may from time to time quote various performance figures to illustrate the past performance of each class of the Portfolio. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the Commission. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

     The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis. Since Service Class Shares of the Portfolio bear additional service and distribution expenses, the average annual total return of the Service Class Shares of the Portfolio will generally be lower than that of Institutional Class Shares.

     These figures are calculated according to the following formula:

          P (1 + T)/n/ = ERV

where:
          P   =    a hypothetical initial payment of $1,000
          T   =    average annual total return
          n   =    number of years
          ERV =    ending redeemable value of a hypothetical $1,000 payment
                   made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return for the Newbold's Equity Portfolio Institutional Class Shares from inception on September 13, 1995 to April 30, 1997 is 19.33%. The total return for the one-year period ended April 30, 1997 for such Shares is 19.89%.

     Service Class Shares of the Newbold's Equity Portfolio were not offered as of April 30, 1997. Accordingly, no total return figures are available.

COMPARISONS

     To help investors better evaluate how an investment in the Portfolio might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its performance. In addition, there can be no assurance that a Portfolio will continue this performance as compared to such other averages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th Floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

     On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his or her name on the books of the Fund.

     In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

     Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains annually in the amount and at the times that will avoid both income (including capital gains) taxes incurred and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectuses.

     Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectuses.

     As set forth in the Prospectuses, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

     Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES

     In order for the Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Portfolio's gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

     Except for transactions the Portfolio has identified as hedging transactions, the Portfolio is required for Federal income tax purposes to recognize as income for the taxable year its net unrealized gains and losses on forward currency and futures contracts as of the end of the taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on futures transactions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

CODE OF ETHICS

     The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FINANCIAL STATEMENTS


     The Financial Statements of the Newbold's Equity Portfolio for the fiscal year ended April 30, 1997 and the Financial Highlights for the respective periods presented, and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolios' 1997 Financial Statements, are attached to this SAI.

              APPENDIX A -- DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF BOND RATINGS

     Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its highest bond ratings:

     Aaa -- judged to be the best quality; carry the smallest degree of investment risk:

     Aa -- judged to be of high quality by all standards;

     A -- possess many favorable investment attributes and are to be considered as higher medium grade obligations;

     Baa -- considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured.

     Excerpts from Standard & Poor's Corporation's description of its highest bond ratings: AAA -- highest grade obligations; possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differs from AAA issues only in small degree; A -- regarded as upper medium grade; have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe; BBB -- regarded as borderline between definitely sound obligations and those where the speculative element begins to predominate; this group is the lowest which qualifies for commercial bank investment.


II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

     The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

     U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

     In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

     Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home
Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

     The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's (""S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

     Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

           With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchmark of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond Index -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Newbold's Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Newbold's Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At April 30, 1997, the Portfolio hereby designates approximately $1,018,000 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended April 30, 1997, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 38.38%.

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
 United Technologies Corp. ..................................  2,400 $  181,500
-------------------------------------------------------------------------------
AUTOMOTIVE (0.9%)
 Borg-Warner Automotive, Inc. ...............................  2,700    113,400
-------------------------------------------------------------------------------
BANKS (15.4%)
 Banc One Corp. .............................................  3,600    152,550
 BankBoston Corp. ...........................................  4,200    305,550
 Chase Manhattan Corp. ......................................  4,500    416,812
 First Union Corp. ..........................................  4,600    386,400
 Fleet Financial Group, Inc. ................................  6,300    384,300
 NationsBank Corp. ..........................................  5,000    301,875
                                                                     ----------
                                                                      1,947,487
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.6%)
 RJR Nabisco Holdings Corp. ................................. 11,100    330,225
-------------------------------------------------------------------------------
CHEMICALS (0.5%)
 Rohm & Haas Co. ............................................    700     58,275
-------------------------------------------------------------------------------
COMPUTERS (5.0%)
 Avnet, Inc. ................................................  3,900    237,412
 International Business Machines Corp. ......................  2,500    401,875
                                                                     ----------
                                                                        639,287
-------------------------------------------------------------------------------
CONSTRUCTION (1.7%)
 Masco Corp. ................................................  5,650    213,287
-------------------------------------------------------------------------------
ENERGY (13.1%)
 Amoco Corp. ................................................  3,750    313,594
 Atlantic Richfield Co. .....................................    900    122,512
 Exxon Corp. ................................................  5,970    338,051
 Mobil Corp. ................................................  2,500    325,000
 Repsol S.A. ADR ............................................  6,500    272,188
 USX-Marathon Group ......................................... 10,200    281,775
                                                                     ----------
                                                                      1,653,120
-------------------------------------------------------------------------------
HEALTH CARE (3.3%)
 Aetna, Inc. ................................................  4,600    419,175
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (5.4%)
 AGCO Corp. ................................................ 10,400 $   269,100
 Case Corp. ................................................  7,500     415,312
                                                                    -----------
                                                                        684,412
-------------------------------------------------------------------------------
INSURANCE (9.3%)
 Allstate Corp. ............................................  3,900     255,450
 Equitable of Iowa Cos. ....................................  2,600     127,075
 ITT Hartford Group, Inc. ..................................  6,200     461,900
 Travelers, Inc. ...........................................  6,000     332,250
                                                                    -----------
                                                                      1,176,675
-------------------------------------------------------------------------------
MANUFACTURING (3.8%)
 Harnischfeger Industries, Inc. ............................  9,100     378,787
 Parker-Hannifin Corp. .....................................  2,000      99,500
                                                                    -----------
                                                                        478,287
-------------------------------------------------------------------------------
METALS (3.0%)
 Aluminum Company of America ...............................  2,700     188,663
 Reynolds Metals Co. .......................................  2,800     190,050
                                                                    -----------
                                                                        378,713
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (3.1%)
 Xerox Corp. ...............................................  6,300     387,450
-------------------------------------------------------------------------------
OIL & GAS (2.0%)
 *Noble Drilling Corp. .....................................  7,300     126,838
 *Reading & Bates Corp. ....................................  5,600     125,300
                                                                    -----------
                                                                        252,138
-------------------------------------------------------------------------------
REAL ESTATE (2.8%)
 Meditrust .................................................  5,000     182,500
 Simon Debartolo Group Inc. ................................  6,200     177,475
                                                                    -----------
                                                                        359,975
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (1.7%)
 Equity Residential Properties Trust .......................  4,800     210,000
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (4.9%)
 American Stores Co. ......................................   4,800 $   218,400
 Dillard Department Stores, Class A .......................   6,500     200,688
 *Nine West Group, Inc. ...................................   5,000     198,125
                                                                    -----------
                                                                        617,213
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (5.7%)
 GTE Corp. ................................................   7,800     357,825
 NYNEX Corp. ..............................................   7,000     362,250
                                                                    -----------
                                                                        720,075
-------------------------------------------------------------------------------
TRANSPORTATION (7.8%)
 Burlington Northern Santa Fe .............................   2,700     212,625
 Delta Air Lines, Inc. ....................................   1,400     128,975
 Hertz Corp., Class A .....................................   4,000     116,000
 Southwest Airlines Co. ...................................   9,600     264,000
 *Team Rental Group, Inc. .................................  11,600     261,000
                                                                    -----------
                                                                        982,600
-------------------------------------------------------------------------------
UTILITIES (6.2%)
 Entergy Corp. ............................................  10,850     253,619
 GPU, Inc. ................................................   4,650     149,963
 PanEnergy Corp. ..........................................   2,950     130,538
 TransCanada Pipelines Ltd. ...............................  13,800     251,850
                                                                    -----------
                                                                        785,970
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $10,875,956).....................          12,589,264
-------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.3%)
 Chase Securities, Inc. 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $45,007, collateralized by
  $45,258 of various U.S. Treasury Notes, 4.75%-6.125%, due
  from 08/31/98-10/31/98, valued at $45,036 (COST $45,000). $45,000      45,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $10,920,956)(a)............          12,634,264
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                                       VALUE+

--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.1%)....................        $     7,563
--------------------------------------------------------------------------------
NET ASSETS (100%)............................................        $12,641,827
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+See Note A to Financial Statements.
*Non--Income Producing Security.
ADR--American Depositary Receipt.
(a) The cost for federal income tax purposes was $10,901,697. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $1,732,567. This consisted of aggregate gross unrealized appreciation for securities of $1,894,511 and aggregate gross unrealized depreciation for all securities of $161,944.

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $10,920,956
                                                                    ===========
 Investments, at Value............................................. $12,634,264
 Cash..............................................................      18,350
 Receivable due from Investment Adviser--Note B....................      14,959
 Dividends and Interest Receivables................................      14,712
 Other Assets......................................................         149
-------------------------------------------------------------------------------
  Total Assets.....................................................  12,682,434
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees--Note C...........................       7,938
 Payable for Trustees' Fees--Note G................................         478
 Other Liabilities.................................................      32,191
-------------------------------------------------------------------------------
  Total Liabilities................................................      40,607
-------------------------------------------------------------------------------
NET ASSETS......................................................... $12,641,827
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital................................................... $ 9,624,341
 Undistributed Net Investment Income...............................      19,698
 Accumulated Net Realized Gain.....................................   1,284,480
 Unrealized Appreciation...........................................   1,713,308
-------------------------------------------------------------------------------
NET ASSETS......................................................... $12,641,827
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding (Unlimited Authorization, no par
  value)...........................................................   1,098,695
 Net Asset Value, Offering and Redemption Price Per Share.......... $     11.51
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended April 30, 1997
    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  412,939
 Interest..................................................               29,553
---------------------------------------------------------------------------------
  Total Income.............................................              442,492
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $ 73,749
  Less: Fees Waived........................................  (73,749)        --
                                                            --------
 Administrative Fees--Note C...............................               70,748
 Registration Fees.........................................               25,546
 Printing Fees.............................................               18,559
 Auditing Fees.............................................               10,386
 Legal Fees................................................               10,340
 Trustees' Fees--Note G....................................                2,190
 Custodian Fees--Note D....................................                1,924
 Other Expenses............................................                1,156
 Expenses Assumed by Adviser--Note B.......................               (7,973)
---------------------------------------------------------------------------------
  Total Expenses...........................................              132,876
 Expense Offset--Note A....................................                  (80)
  Net Expenses.............................................              132,796
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              309,696
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            1,768,701
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              741,741
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            2,510,442
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $2,820,138
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

NEWBOLD'S EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
    The accompanying notes are an integral part of the financial statements.

                                                         YEAR      SEPTEMBER 13,
                                                         ENDED       1995* TO
                                                       APRIL 30,     APRIL 30,
                                                         1997          1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................... $   309,696   $   163,403
 Net Realized Gain...................................   1,768,701       128,335
 Net Change in Unrealized Appreciation/Depreciation..     741,741       971,567
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................   2,820,138     1,263,305
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (319,779)     (133,247)
 Net Realized Gain...................................  (1,673,443)      (23,745)
--------------------------------------------------------------------------------
  Total Distributions................................  (1,993,222)     (156,992)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................   1,122,250    18,446,170
--In Lieu of Cash Distributions......................   1,944,748       134,188
 Redeemed............................................  (5,341,743)   (5,597,015)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions.............................................  (2,274,745)   12,983,343
--------------------------------------------------------------------------------
 Total Increase (Decrease)...........................  (1,447,829)   14,089,656
Net Assets:
 Beginning of Period.................................  14,089,656           --
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $19,698 and $30,156, respectively).. $12,641,827   $14,089,656
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:......................
Shares Issued........................................      99,728     1,820,335
In Lieu of Cash Distributions........................     183,735        12,814
Shares Redeemed......................................    (467,635)     (550,282)
--------------------------------------------------------------------------------
                                                         (184,172)    1,282,867
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations

NEWBOLD'S EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
    The accompanying notes are an integral part of the financial statements.

                                                         YEAR    SEPTEMBER 13,
                                                         ENDED     1995* TO
                                                       APRIL 30,   APRIL 30,
                                                         1997        1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 10.98     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................................     0.24        0.14
 Net Realized and Unrealized Gain on Investments......     1.79        0.98
-------------------------------------------------------------------------------
  Total From Investment Operations....................     2.03        1.12
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................................    (0.25)      (0.12)
 Net Realized Gain....................................    (1.25)      (0.02)
-------------------------------------------------------------------------------
  Total Distributions.................................    (1.50)      (0.14)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................  $ 11.51     $ 10.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.........................................    19.89%      11.31%***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)................  $12,642     $14,090
 Ratio of Expenses to Average Net Assets..............     0.90%       0.90%**
 Ratio of Net Investment Income to Average Net Assets.     2.10%       2.27%**
 Portfolio Turnover Rate..............................       83%         75%
 Average Commission Rate..............................  $0.0599     $0.0566
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the
 Adviser Per Share....................................  $  0.06     $  0.06
Ratio of Expenses to Average Net Assets Including Ex-
 pense Offsets........................................     0.90%       0.90%**
-------------------------------------------------------------------------------

  *Commencement of Operations
 **Annualized
***Not Annualized
  +Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.

                          NEWBOLD'S EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Newbold's Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio is authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. At April 30, 1997, Institutional Class Shares are the only active class of shares for the Newbold's Equity Portfolio. The objective of the Newbold's Equity Portfolio is to achieve maximum long-term total return, consistent with reasonable risk to principal, by investing primarily in a diversified portfolio of undervalued equity securities of statistically attractive companies.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          NEWBOLD'S EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, return of capital dividends, and in-kind contributions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $375 to decrease undistributed net investment income and $365,127 to increase accumulated net realized gain, with a decrease to paid in capital of $364,752.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Newbold's Asset Management Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain

                          NEWBOLD'S EQUITY PORTFOLIO
services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1997, $61,963 was paid to CGFSC for its services.

D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17, 1996 to April 30, 1997, the amount charged to the Portfolio by the Bank aggregated $1,844, all of which is unpaid at April 30, 1997.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. For the period February 28, 1997 to April 30, 1997, the Portfolio was not charged a fee under the Services Agreement.

G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolio made purchases of $11,713,353 and sales of $14,555,693 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 31.6% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

                                     PART B
                                   UAM FUNDS

                            TJ CORE EQUITY PORTFOLIO

                       INSTITUTIONAL SERVICE CLASS SHARES

              STATEMENT OF ADDITIONAL INFORMATION -- JULY 10, 1997

     This Statement of Additional Information ("SAI") is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds Trust (the "UAM Funds" or the "Fund") for the TJ Core Equity Portfolio (the "Portfolio") Institutional Service Class Shares dated July 10, 1997. To obtain the Prospectus, please call the UAM Funds Service Center at 1-800-638-7983.

                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES...........................    2

PURCHASE AND REDEMPTION OF SHARES...........................    5

SHAREHOLDER SERVICES........................................    6

INVESTMENT LIMITATIONS......................................    7

MANAGEMENT OF THE FUND......................................    8

INVESTMENT ADVISER..........................................   10

SERVICE AND DISTRIBUTION PLANS..............................   11

PORTFOLIO TRANSACTIONS......................................   13

ADMINISTRATIVE SERVICES.....................................   13

PERFORMANCE CALCULATIONS....................................   14

GENERAL INFORMATION.........................................   15

APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS..........  A-1

APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES..  B-1

FINANCIAL STATEMENTS

INVESTMENT ADVISER
Tom Johnson Investment Management, Inc.

DISTRIBUTOR
UAM Fund Distributors, Inc. (Distributor)

ADMINISTRATOR AND TRANSFER AGENT
UAM Fund Services, Inc. (FSI)

                       INVESTMENT OBJECTIVE AND POLICIES

     The following policies supplement the investment objective and policies of the TJ Core Equity Portfolio (the "Portfolio") as set forth in the Portfolio's
Prospectus:

FOREIGN SECURITIES

     Investors should recognize that investing in foreign companies directly or through the purchase of American Depositary Receipts ("ADRs") involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Portfolios' investments. However, these foreign withholding taxes are not expected to have a significant impact.

LENDING OF SECURITIES

     The Portfolio may lend its investment securities to qualified brokers, dealers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repurchase agreements as discussed in the Prospectus.

HEDGING STRATEGIES

     The Portfolio may engage in various portfolio strategies to hedge against adverse movements in the equity, debt and currency markets. The Portfolio may buy or sell futures contracts, write (i.e., sell) covered call options on its portfolio securities, purchase put and call options on securities and engage in transactions in stock index options and stock index futures, and related options on such futures. Each of these portfolio strategies is described below. Although certain risks are involved in options and future transactions, the Adviser believes that, because the

Portfolio will engage in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures transactions. While the Portfolio's use of hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio shares, the Portfolio's net asset value will fluctuate. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not necessarily be engaging in hedging activities when movements in any particular equity, debt or currency market occur.

FUTURES CONTRACTS

     The Portfolio may enter into futures contracts for the purposes of hedging, remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or acceptable securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Generally margin deposits are structured as percentages (e.g., 5%) of the market value of the contracts being traded. After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolio expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade and use futures contracts with the expectation of realizing profits from a fluctuation in interest rates. The Portfolio intends to use futures contracts only for hedging purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging positions or that the Fund's commodity futures and option positions be for other purposes, only to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed five percent of the liquidation value of the Portfolio. The Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolio expects that approximately 75% of its futures contracts purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or will be purchased by the Portfolio on the settlement date of the futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio will incur commission expenses in both opening and closing out future positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     The Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, the Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close futures positions also could have an adverse impact on the Portfolio's ability to effectively hedge.

     The Portfolio will minimize the risk that it will be unable to close out a futures position by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. There can be no assurance, however, that a liquid secondary market will exist for a particular futures contract at any given time.

     The risk of loss in trading futures contracts in some strategies can be substantial due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in a loss in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser does not believe that the Portfolio is subject to the risks of loss frequently associated with futures transactions. The Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolio does involve the risk of imperfect or no correlation where the securities underlying the futures contracts have different maturities than the Portfolio securities being hedged. It is also possible that the Portfolio could both lose money on futures contracts and also experience a decline in value of portfolio securities. There is also the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS

     The Portfolio may purchase and sell put and call options on securities and futures contracts for hedging purposes. Investments in options involve some of the same considerations that are involved in connection with investments in futures contracts (e.g., the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying security or contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract on which it is based or the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.

     For example, there are significant differences between the securities, futures and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment by the Adviser, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

WRITING COVERED CALL OPTIONS

     The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on securities alone. By writing covered call options, the Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Portfolio effects a closing purchase transaction. A closing purchase transaction cancels out the Portfolio's position as the writer of an option by means of offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining. The Portfolio writes only covered options, which means that so long as the Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, or liquid securities denominated in U.S. dollars with a value equal to or greater than the exercise price of the underlying securities.

PURCHASING OPTIONS

     The amount of any appreciation in the value of the underlying security subject to a put will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from a sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Portfolio's position as purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Portfolio may purchase call options on securities held in its investment portfolio on which it has written call options or on securities which it intends to purchase.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of the Portfolio may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Fund, and payment is received by the Fund's custodian. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The exchange will be closed on the following days: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and

Christmas Day.

     The Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolio's shares.

     The Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and
(3) for such other periods as the SEC may permit. The Fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash as the Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Trustees believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "How Shares Prices are Determined," and a redeeming shareholder would normally incur brokerage expenses if he converted those securities to cash.

     No charge is made by the Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES

     To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests.

     Signatures must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, and as further described in the Portfolio's Prospectus. The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Service Class Shares of the Portfolio may be exchanged for Service Class Shares of any other UAM Funds or UAM Funds, Inc. Portfolio. Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objective of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

     Neither the Fund nor CGFSC will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Fund and its shareholders.

     For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

TRANSFER OF SHARES

     Shareholders may transfer shares to another person by making a written request to the Fund. The request should clearly identify the account and number of shares to be transferred, and include the signature of all registered owners and all stock certificates, if any, which are subject to the transfer. The signature on the letter of request, the stock certificate or any stock power must be guaranteed in the same manner as described under "Purchase and Redemption of Shares." As in the case of redemptions, the written request must be received in good order before any transfer can be made.

                             INVESTMENT LIMITATIONS

     The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on investment or utilization of assets, such limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment limitations. Investment limitations (1), (2), (3), (4) and (6) are classified as fundamental. The Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of the Portfolio. The Portfolio will not:

     (1)  invest in physical commodities or contracts on physical commodities;

     (2) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

     (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act, or the rules and regulations or interpretations of the SEC thereunder;

     (4)  underwrite the securities of other issuers;

     (5) invest in stock, bond or interest rate futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5% and (ii) not more than 20% of the Portfolio's assets are invested in futures and options;

     (6) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (7)  purchase on margin or sell short except as specified in (5) above;

     (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets; and

     (9) invest for the purpose of exercising control over management of any company.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Trustees. The Trustees set broad policies for the Fund and elect its Officers. The following is a list of the Trustees and Officers of the Fund and a brief statement of their present positions, date of birth, address and principal occupations during the past five years. Those people who are "interested persons" of the Fund as that term is defined in the 1940 Act are indicated by an asterisk (*).

JOHN T. BENNETT, JR. (1/26/29), Trustee; College Road--RFD 3, Meredith, NH 03253; President of Squam Investment Management Company, Inc. and Great Island Investment Company, Inc.; President of Bennett Management Company from 1988 to 1993.

NANCY J. DUNN (8/14/51), Trustee; 10 Garden Street, Cambridge, MA 02138; Vice President for Finance and Administration and Treasurer of Radcliffe College since 1991.

PHILIP D. ENGLISH (8/5/48), Trustee; 16 West Madison Street, Baltimore, MD 21201; President and Chief Executive Officer of Broventure Company, Inc.; Chairman of the Board of Chektec Corporation and Cyber Scientific, Inc.

WILLIAM A. HUMENUK (4/21/42), Trustee; 4000 Bell Atlantic Tower, 1717 Arch Street, Philadelphia, PA 19103; Partner in the Philadelphia office of the law firm Dechert Price & Rhoads; Director, Hofler Corp.

NORTON H. REAMER* (3/21/35), Trustee; One International Place, Boston, MA 02110; President and Chairman of the Fund; President, Chief Executive Officer and a Director of United Asset Management Corporation; Director, Partner or Trustee of each of the Investment Companies of the Eaton Vance Group of Mutual Funds.

CHARLES H. SALISBURY, JR.* (8/24/40), Trustee; One International Place, Boston, MA 02110; Executive Vice President of United Asset Management Corporation; formerly an executive officer and Director of T. Rowe Price and President and Chief Investment Officer of T. Rowe Price Trust Company.

PETER M. WHITMAN, JR.* (7/1/43), Trustee; One Financial Center, Boston, MA 02111; President and Chief Investment Officer of Dewey Square Investors Corporation ("DSI") since 1988; Director and Chief Executive Officer of H. T. Investors, Inc., formerly a subsidiary of DSI.

WILLIAM H. PARK* (9/19/47), Vice President; One International Place, Boston, MA 02110; Executive Vice President and Chief Financial Officer of United Asset Management Corporation.

GARY L. FRENCH* (7/4/51), Treasurer; 211 Congress Street, Boston, MA 02110; President of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; formerly Vice President of Operations, Development and Control of Fidelity Investment in 1995; Treasurer of the Fidelity Group of Mutual Funds from 1991 to 1995.

MICHAEL E. DEFAO* (2/28/68), Secretary; 211 Congress Street, Boston, MA 02110; Vice President and General Counsel of UAM Fund Services, Inc. and UAM Fund Distributors, Inc.; Associate Attorney of Ropes & Gray (a law firm) from 1993 to 1995.

ROBERT R. FLAHERTY* (9/18/63), Assistant Treasurer; 211 Congress Street, Boston, MA 02110; Vice President of

UAM Fund Services, Inc.; formerly Manager of Fund Administration and Compliance of Chase Global Fund Services Company from 1995 to 1996; Deloitte & Touche LLP from 1985 to 1995, Senior Manager.

KARL O. HARTMANN* (3/7/55), Assistant Secretary; 73 Tremont Street, Boston, MA 02108; Senior Vice President and General Counsel of Chase Global Funds Services Company.

GORDON M. SHONE* (7/30/56), Assistant Treasurer; 73 Tremont Street, Boston, MA 02108; Vice President of Fund Administration and Compliance of Chase Global Funds Services Company; formerly Senior Audit Manager of Coopers & Lybrand LLP (1983-1996).

REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee, who is not also an officer or affiliated person, a $150 quarterly retainer fee per active Portfolio which currently amounts to $1,050 per quarter. In addition, each unaffiliated Trustee receives a $2,000 meeting fee which is aggregated for all the Trustees and allocated proportionately among the Portfolios of the Fund and UAM Funds, Inc. and reimbursement for travel and other expenses incurred while attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), FSI or CGFSC and receive no compensation from the Fund. As of June 30, 1997, the Trustees and officers of the Fund owned less than 1% of the Fund's outstanding shares.

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund and total compensation paid by the Fund, and UAM Funds, Inc. (collectively the "Fund Complex") in the fiscal year ended April 30, 1997.


COMPENSATION TABLE



     (1)                      (2)                    (3)                (4)                (5)

                                                                                          TOTAL
                                                 PENSION OR                           COMPENSATION
                                                 RETIREMENT          ESTIMATED       FROM REGISTRANT
                        AGGREGATE                BENEFITS ACCRUED    ANNUAL          AND
NAME OF PERSON,         COMPENSATION             AS PART OF          BENEFITS UPON   FUND COMPLEX
POSITION                FROM REGISTRANT          FUND EXPENSES       RETIREMENT      PAID TO TRUSTEES
----------------------  ---------------          -----------------   -------------   ----------------


John T. Bennett, Jr.
  Trustee.............          $4,874                   0                 0              $31,700
J. Edward Day
  Former Trustee......          $2,168                   0                 0              $15,550
Philip D. English
  Trustee.............          $4,874                   0                 0              $31,700
William A. Humenuk
  Trustee.............          $4,874                   0                 0              $31,700
Nancy J. Dunn
  Trustee.............          $0                       0                 0              $0

PRINCIPAL HOLDERS OF SECURITIES

          As of June 16, 1997, the following persons or organizations held of record or beneficially 5% or more of the shares of the Portfolio:

          T.J. Core Equity Portfolio Institutional Class Shares: Fleet National Bank, Trustee, FBO Laidlaw Allied Industries 401K, P.O. Box 92800, Rochester,

NY, 28.2%*; Hartnat & Co., Lillick & Charles, P.O. Box 92800, Rochester, NY, 21.7%; Fleet National Bank, Trustee, FBO Laidlaw/Allied Mod. Coll., P.O. Box 92800,

Rochester, NY, 17.2%*; Hartnat & Co., FBO Catholic Healthcare West Sisters of Mercy, P.O. Box 92800, Rochester, NY, 12.6%*; and Hartnat & Co., Allied Waste, P.O. Box 92800, Rochester, NY, 5.0%*.

          The person(s) or organization(s) listed above as owning 25% or more of the outstanding shares of the Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of such Portfolio.

_______
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

                               INVESTMENT ADVISER

INVESTMENT PHILOSOPHY

          Tom Johnson's investment philosophy is a conservative one which stresses adequate diversification, risk reduction, and consistency of returns. The firm maintains strong disciplines and emphasizes long-term results. The firm's initial goal is preservation of capital; thus, high quality issues are emphasized. Secondary goals include income and capital appreciation. Thorough fundamental economic, industry, and company analyses provide the framework within which all investment alternatives are evaluated.

CONTROL OF ADVISER

          The Adviser is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment management. Since its first acquisition in August 1983, UAM has acquired or organized over 45 such wholly-owned affiliated firms (the "UAM Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to retain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

          Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to operate under their own firm name, with their own leadership and individual investment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them. Several UAM Affiliated Firms also act as investment advisers to separate series or Portfolios of UAM Funds, Inc., a registered investment company.

ADVISORY FEES

          As compensation for services rendered by the Adviser under the Investment Advisory Agreement, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolio's average daily net assets for the month:

     TJ Core Equity Portfolio..  0.75%

     From September 28, 1995 (date of commencement) to April 30, 1996, and for the fiscal year ended April 30, 1997, the TJ Core Equity Portfolio paid advisory fees of $0. During these periods, the Adviser voluntarily waived advisory fees of $4,000 and $14,372, respectively. Until January 1, 1999, the Adviser has voluntarily agreed to waive all or a portion of its advisory fees and to assume operating expenses otherwise payable by the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses from exceeding 1.25% of average daily net assets.

                        SERVICE AND DISTRIBUTION PLANS

          As stated in the Prospectus, the "Distributor" may enter into agreements with broker-dealers and other financial institutions ("Service Agents"), pursuant to which they will provide administrative support services to Institutional Service Class ("Service Class") shareholders who are their customers ("Customers") in consideration of the Fund's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Service Class Shares held by the Service Agent for the benefit of its Customers. Such services include:

     (a) acting as the sole shareholder of record and nominee for beneficial owners;

     (b) maintaining account records for such beneficial owners of the Fund's shares;

     (c)  opening and closing accounts;

     (d) answering questions and handling correspondence from shareholders about their accounts;

     (e)  processing shareholder orders to purchase, redeem and exchange shares;

     (f) handling the transmission of funds representing the purchase price or redemption proceeds;

     (g) issuing confirmations for transactions in the Fund's shares by shareholders;

     (h) distributing current copies of prospectuses, statements of additional information and shareholder reports;

     (i) assisting customers in completing application forms, selecting dividend and other account options and opening any necessary custody accounts;

     (j) providing account maintenance and accounting support for all transactions; and

     (k) performing such additional shareholder services as may be agreed upon by the Fund and the Service Agent, provided that any such additional shareholder services must constitute a permissible non-banking activity in accordance with the then current regulations of, and interpretations thereof by, the Board of Governors of the Federal Reserve System, if applicable.

     Each agreement with a Service Agent is governed by a Shareholder Service Plan (the "Service Plan") that has been adopted by the Fund's Board of Trustees. Pursuant to the Service Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended under each agreement with Service Agents and the purposes for which the expenditures were made. In addition, arrangements with Service Agents must be approved annually by a majority of the Fund's Trustees, including a majority of the Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements.

     The Board of Trustees has approved the arrangements with Service Agents based on information provided by the Fund's service contractors that there is a reasonable likelihood by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Agents must be approved by a majority of the Fund's Board of Trustees (including a majority of the disinterested Trustees). So long as the arrangements with Service Agents are in effect, the selection and nomination of the members of the Fund's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such non-interested Trustees.

     Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a Distribution Plan for the Service Class Shares of the Fund (the "Distribution Plan"). The Distribution Plan permits the Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Service Class Shares.

     The Distribution Plan permits the Service Class Shares, pursuant to the Distribution Agreement, to pay a monthly fee to the Distributor for its services and expenses in distributing and promoting sales of the Service Class Shares. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. In addition, the Service Class Shares may make payments directly to other unaffiliated parties who either aid in the distribution of their shares or provide services to the Class.

     The maximum annual aggregate fee payable by the Fund under the Service and Distribution Plans (the "Plans"), is 0.75% of the Service Class Shares' average daily net assets for the year. The Fund's Board of Trustees may reduce this amount at any time. Although the maximum fee payable under the 12b-1 Plan relating to the Service Class Shares is 0.75% of average daily net assets of such class, the Board of Trustees has determined that the annual fee, payable on a monthly basis, under the Plans relating to the Service Class Shares, currently cannot exceed 0.50% of the average daily net assets represented by the Service Class. While the current fee which will be payable under the Service Plan has been set at 0.25%, the Plans permit a full 0.75% on all assets to be paid at any time following appropriate Board approval.

     All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid by the Service Class Shares will be borne by such persons without any reimbursement from such Classes. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

     The Plans, the Distribution Agreement and the form of dealer's and services agreements have all been approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the Plans or any related agreements, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans, the Distribution Agreement and the related agreements must be approved annually by the Board of Trustees in the same manner, as specified above.

     Each year the Trustees must determine whether continuation of the Plans is in the best interest of the shareholders of Service Class Shares and that there is a reasonable likelihood of the Plans providing a benefit to the Class. The Plans, the Distribution Agreement and the related agreements with any broker-dealer or others relating to the Class may be terminated at any time without penalty by a majority of those Trustees who are not "interested persons" or by a majority vote of the outstanding voting securities of the Class. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those Trustees who are not "interested persons." Also, any other material amendment to the Plans must be approved by a majority vote of the Trustees including a majority of the Trustees of the Fund having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Fund must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review. The National Association of Securities Dealers, Inc. has adopted amendments to its Conduct Rules relating to investment company sales charges. The Fund and the Distributor intend to operate in compliance with these rules .

     Fees paid to Service Agents on behalf of the Portfolio for the fiscal years ended April 30, 1996 and April

30, 1997 totaled $1,105 and $4,790, respectively.

                             PORTFOLIO TRANSACTIONS

     The Investment Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Portfolio and directs the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolio. The Adviser may, however, consistent with the interests of the Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to the Portfolio. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Investment Advisory Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that such commissions are paid in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolio and the Adviser's other clients.

     It is not the Fund's practice to allocate brokerage or effect principal transactions with dealers on the basis of sales of Fund shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who refer clients to the Adviser. During the period from September 28, 1995 to April 30, 1996, and for the fiscal year ended April 30, 1997 the Portfolio paid aggregate brokerage commissions of $1,572, and $3,696, respectively.

     Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of the Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.

                            ADMINISTRATIVE SERVICES

     As stated in the Prospectus, the Board of Trustees of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly owned subsidiary of UAM, and the Fund. The Fund's Trustees also approved a Mutual Fund Services Agreement between FSI and CGFSC. The services provided by FSI and CGFSC and the basis of the fees payable by the Fund under the Fund Administration Agreement are described in the Portfolios' Prospectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Service Company, provided certain administrative services to the Fund under an Administration Agreement between the Fund and U.S. Trust Company of New York.

     The basis of the fees paid to CGFSC for the period September 28, 1995 to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in combined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfolio to $70,000 annually after two years. For the period ended April 30, 1996, administrative services fees paid to CGFSC by the TJ Core Equity Portfolio totaled $15,232. For the period April 15, 1996 to April 30, 1996, FSI earned $1,768 from the TJ Core Equity Portfolio as Administrator. For the fiscal year ended April 30, 1997, administrative fees paid by the Portfolio to FSI totaled $763 and to CGFSC totaled $59,928. The services provided by FSI and CGFSC and the basis of the current fees payable are described in the Portfolio's Prospectus.

                                 PERFORMANCE CALCULATIONS

PERFORMANCE

          The Portfolio may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the SEC which require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of the method used to compute or express performance follows.

TOTAL RETURN

          The average annual total return of the Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

                                 These figures are calculated according to the
following formula:

                                 P(1 + T)/n/ = ERV

                                 where:

                                 P = a hypothetical initial payment of $1,000 T = average annual total return n = number of years

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     The average annual total return for the TJ Core Equity Portfolio Institutional Service Class Shares from inception on September 28, 1995 to April 30, 1997 is 19.91%. The total return for the one-year period ended April 30, 1997 for such Shares is 20.14%.

COMPARISONS

     To help investors better evaluate how an investment in the Portfolios of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calculated above) to performance as reported by other investments, indices and averages. Please see Appendix B for publications, indices and averages which may be used.

     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Portfolio will continue this performance as compared to such other averages.

                                 GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

          The Fund was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the name of the Fund was changed to "UAM Funds Trust." The Fund's principal executive office is located at One International Place, 44th floor, Boston, MA 02110; however, all investor correspondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, without par value. The Trustees have the power to designate one or more series ("Portfolios") or classes of shares of beneficial interest without further action by shareholders.

          On each matter submitted to a vote of the shareholders, each holder of a share shall be entitled to one vote for each whole share and a fractional vote for each fractional share standing in his name on the books of the Fund.

          In the event of liquidation of the Fund, the holders of the shares of each Portfolio or any class thereof that has been established and designated shall be entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that Portfolio, or in the case of a class, belonging to that Portfolio and allocable to that class, over the liabilities belonging to that Portfolio or class. The assets so distributable to the holders of shares of any particular Portfolio or class thereof shall be distributed to the holders in proportion to the number of shares of that Portfolio or class thereof held by them and recorded on the books of the Fund. The liquidation of any Portfolio or class thereof may be authorized at any time by vote of a majority of the Trustees then in office.

          Shareholders of both Classes of the Fund's Portfolios have no pre-emptive or other rights to subscribe to any additional shares or other securities issued by the Fund or any Portfolio, except as the Trustees in their sole discretion shall have determined by vote. Both Institutional Class and Service Class Shares represent an interest in the same assets of a Portfolio and are identical in all respects except that the Service Class Shares bear certain expenses related to shareholder servicing and the distribution of such shares, and have exclusive voting rights with respect to matters relating to such distribution expenditures.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          The Fund's policy is to distribute substantially all of the Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes incurred on it and the imposition of the Federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted. See the discussion under "Dividends, Capital Gains Distributions and Taxes" in the Prospectus.

          Any dividend or distribution paid shortly after the purchase of shares of the Portfolio by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospectus.

          As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically received in additional shares of the respective Portfolio of the Fund at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an income dividend or capital gains distribution is paid.

          Each Portfolio of the Fund will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by the Portfolio will be distributed to its investors without need to offset (for Federal income tax purposes) such gains against any net capital losses realized by another Portfolio.

CODE OF ETHICS

          The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain disclosure and reporting obligations.

FEDERAL TAXES

          In order for the Portfolio to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying income, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign currencies, or other related income, including gains from options, futures and forward contracts, derived with respect to its business investing in stock, securities or currencies. Any net gain realized from the closing out of futures contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposition of stock, securities, options, futures or forward contracts (including certain foreign currencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

          Except for transactions the Portfolio has identified as hedging transactions, in general the Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on some forward currency and some futures contracts as of the end of each taxable year as well as those actually realized during the year. In most cases, any such gain or loss recognized with respect to a regulated futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss without regard to the holding period of the contract. Recognized gain or loss attributable to a foreign currency forward contract is treated as 100% ordinary income. Furthermore, foreign currency futures contracts which are intended to hedge against a change in the value of securities held by the Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

          The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year on futures transactions). Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised as to the character of the payment.

FINANCIAL STATEMENTS

          The Financial Statements of the TJ Core Equity Portfolio for the fiscal year ended April 30, 1997 and the Financial Highlights for the periods presented and the report thereon of Price Waterhouse LLP, the Fund's independent accountant, which appear in the Portfolio's 1997 Financial Statements, are attached to this SAI.

               APPENDIX A - DESCRIPTION OF SECURITIES AND RATINGS

I. DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

          Aaa -- Bonds which are Aaa are judged to be the best quality; They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's Investors Service, Inc. ("Moody's") applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S CORPORATION'S CORPORATE BOND RATINGS:

          AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

          A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

II. DESCRIPTION OF U.S. GOVERNMENT SECURITIES

          The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government.

          U.S. Treasury securities are backed by the "full faith and credit" of the United States. Securities issued or guaranteed by Federal agencies and U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States.

          In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the GNMA are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make "indefinite and unlimited" drawings on the U.S. Treasury, if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Bank and FNMA, is not guaranteed by the United States, but those institutions are protected by the discretionary authority of the U.S. Treasury to purchase certain amounts of their securities to assist the institution in meeting its debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the FHLMC, are federally chartered institutions under Government supervision, but their debt securities are backed only by the credit worthiness of those institutions, not the U.S. Government.

          Some of the U.S. Government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

III. DESCRIPTION OF COMMERCIAL PAPER

          The Portfolio may invest in commercial paper (including variable amount master demand notes) rated A-1 or better by Standard & Poor's ("S&P") or Prime-1 by Moody's or by S&P. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangement between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. As variable amount master demand notes are direct lending arrangements between a lender and a borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the Portfolio's investment in variable amount master demand notes, the Adviser's investment management staff will monitor, on an ongoing basis, the earning power, cash flow and other liquidity ratios of the issuer and the borrower's ability to pay principal and interest on demand.

                                 Commercial paper rated A-1 by S&P has the
following characteristics:

     (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established, and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is A-1, A-2 or A-3. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and the appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to completion and customer acceptance; (4) liquidity; (5) amount and quality of long term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

IV. DESCRIPTION OF BANK OBLIGATIONS

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations of commercial banks. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may increase or decrease periodically. Frequently, dealers selling variable rate certificates of deposit to the Portfolio will agree to repurchase such instruments, at the Portfolio's option, at par on or near the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. The Portfolio is also able to sell variable rate certificates of deposit in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate than comparable fixed rate certificates of deposit. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in the secondary markets prior to maturity.

V. DESCRIPTION OF FOREIGN INVESTMENTS

     Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the securities of foreign companies are frequently denominated in foreign currencies, a Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

     As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

     Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the income received from the companies comprising the Fund's Portfolios. However, these foreign withholding taxes are not expected to have a significant impact.

           APPENDIX B - COMPARISON PUBLICATIONS, INDICES AND AVERAGES

          With respect to the comparative measures of performance for equity securities described herein, comparisons of performance assume reinvestment of dividends, except as otherwise stated below.

     (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks.

     (b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks.

     (c) Standard & Poor's 400 Mid Cap Index - consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is also a market-value weighted index and was the first benchwork of mid cap stock price movement.

     (d) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available.

     (f) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (g) Lipper Capital Appreciation Funds Index - a fund that aims at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The fund may take large cash positions.

     (h) Lipper Small Cap Funds Index- a fund that by prospectus or portfolio practice invests primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

     (i) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (j) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (k) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (l) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (m) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (n) Lehman Brothers Long-Term Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (o) Lehman Brothers Government/Corporate Index -- is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (p) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (q) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (r) Russell 2000 Index -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (s) Salomon Brothers 3 Month T-Bill Average - the average return for all Treasury bills for the previous three month period.

     (t) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (u) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (v) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

     (w) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (x) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (y)  Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -
          - historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S.

          Treasury bills and inflation.

     (z) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (aa) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
TJ Core Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the TJ Core Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds Trust, at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1997



-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the period ended April 30, 1997, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 78.60%.

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (96.0%)
-------------------------------------------------------------------------------
AUTOMOTIVE (4.3%)
 Ford Motor Co. ............................................. 3,600  $  125,100
-------------------------------------------------------------------------------
BANKS (3.4%)
 First Union Corp. ..........................................   600      50,400
 NationsBank Corp. ..........................................   800      48,300
                                                                     ----------
                                                                         98,700
-------------------------------------------------------------------------------
BASIC RESOURCES (1.7%)
 Halliburton Co. ............................................   700      49,437
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.5%)
 Anheuser-Busch Cos., Inc....................................   400      17,150
 Heinz (H.J.) Co. ........................................... 1,500      62,250
 Sara Lee Corp............................................... 1,200      50,400
                                                                     ----------
                                                                        129,800
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (8.7%)
 Dun & Bradstreet Corp. ..................................... 3,800      93,575
 Gannett Co. ................................................ 1,000      87,250
 McGraw-Hill Cos., Inc. ..................................... 1,400      71,225
                                                                     ----------
                                                                        252,050
-------------------------------------------------------------------------------
BUILDING MATERIALS (4.0%)
 Foster Wheeler Corp. ....................................... 3,000     115,875
-------------------------------------------------------------------------------
CHEMICALS (3.4%)
 Mallinckrodt Group, Inc. ................................... 2,700      98,212
-------------------------------------------------------------------------------
ELECTRONICS (1.2%)
 General Electric Co. .......................................   300      33,262
-------------------------------------------------------------------------------
ENERGY (7.2%)
 Amoco Corp.................................................. 1,000      83,625
 Coastal Corp................................................ 1,500      71,250
 Mobil Corp. ................................................   400      52,000
                                                                     ----------
                                                                        206,875
-------------------------------------------------------------------------------
FINANCIAL SERVICES (10.3%)
 American Express Co. ....................................... 1,000      65,875
 Block, H&R Inc. ............................................ 3,700     119,325
 Fannie Mae.................................................. 1,700      69,913
 Lehman Brothers Holdings, Inc. ............................. 1,200      40,650
                                                                     ----------
                                                                        295,763
-------------------------------------------------------------------------------

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
    The accompanying notes are an integral part of the financial statements.

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (2.8%)
 Columbia/HCA Healthcare Corp. ..............................   500  $   17,500
 United Healthcare Corp...................................... 1,300      63,212
                                                                     ----------
                                                                         80,712
-------------------------------------------------------------------------------
HOLDING COMPANY (1.2%)
 Textron, Inc. ..............................................   300      33,413
-------------------------------------------------------------------------------
INDUSTRIAL (4.0%)
 Cooper Industries, Inc. .................................... 2,500     115,000
-------------------------------------------------------------------------------
INSURANCE (1.8%)
 ITT Hartford Group, Inc. ...................................   700      52,150
-------------------------------------------------------------------------------
MANUFACTURING (4.8%)
 ITT Industries, Inc. ....................................... 3,600      90,900
 Tyco International Ltd......................................   800      48,800
                                                                     ----------
                                                                        139,700
-------------------------------------------------------------------------------
METALS (2.1%)
 USX-U.S. Steel Group, Inc................................... 2,100      61,425
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.1%)
 Pitney Bowes, Inc. .........................................   500      32,000
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.0%)
 Union Camp Corp. ........................................... 1,200      58,350
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.8%)
 Bristol-Myers Squibb Co. ................................... 1,000      65,500
 Merck & Co., Inc............................................   500      45,250
                                                                     ----------
                                                                        110,750
-------------------------------------------------------------------------------
RETAIL (2.9%)
 Wal-Mart Stores, Inc. ...................................... 3,000      84,750
-------------------------------------------------------------------------------
SERVICES (5.6%)
 ACNielsen Corp..............................................   533       7,995
 Cognizant Corp. ............................................ 2,000      65,250
 WMX Technologies, Inc....................................... 3,000      88,125
                                                                     ----------
                                                                        161,370
-------------------------------------------------------------------------------

TJ CORE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997
   The accompanying notes are an integral part of the financial statements.

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (8.1%)
 Avnet, Inc. .............................................    1,500 $   91,313
 *Compaq Computer Corp. ..................................      500     42,688
 International Business Machines Corp.....................      600     96,450
 NCR Corp. ...............................................      118      3,422
                                                                    ----------
                                                                       233,873
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.0%)
 Lucent Technologies, Inc.................................      486     28,735
-------------------------------------------------------------------------------
TRANSPORTATION (2.6%)
 Southwest Airlines Co....................................    2,700     74,250
-------------------------------------------------------------------------------
UTILITIES (3.5%)
 AT&T Corp................................................    3,000    100,500
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $2,369,970).....................           2,772,052
-------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Chase Securities, Inc. 5.20%, dated 04/30/97, due
  05/01/97, to be repurchased at $124,018, collateralized
  by $124,710 of various U.S. Treasury Notes, 4.75%-
  6.125%, due 08/31/98-10/31/98, valued at $124,100
  (COST $124,000)......................................... $124,000    124,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $2,493,970)(a)...........           2,896,052
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.3%)................              (7,694)
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $2,888,358
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $2,494,270. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $401,782. This consisted of aggregate gross unrealized appreciation for all securities of $442,712 and aggregate gross unrealized depreciation for all securities of $40,930.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................... $2,493,970
                                                                     ==========
 Investments, at Value.............................................. $2,896,052
 Cash...............................................................        550
 Receivable for Portfolio Shares Sold...............................     43,072
 Receivable due from Investment Adviser--Note B.....................     12,798
 Dividends Receivable...............................................      3,451
-------------------------------------------------------------------------------
  Total Assets......................................................  2,955,923
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased..................................     27,029
 Payable for Administrative Fees--Note C............................      7,180
 Payable for Distribution and Service Fees--Note E..................      2,095
 Payable for Portfolio Shares Redeemed..............................      1,056
 Payable for Account Services Fees--Note F..........................        638
 Payable for Trustees' Fees--Note G.................................        498
 Other Liabilities..................................................     29,069
-------------------------------------------------------------------------------
  Total Liabilities.................................................     67,565
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,888,358
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital.................................................... $2,436,581
 Undistributed Net Investment Income................................      2,467
 Accumulated Net Realized Gain......................................     47,228
 Unrealized Appreciation............................................    402,082
-------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,888,358
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
 Shares Issued and Outstanding (Unlimited authorization, no par
  value)............................................................    221,292
 Net Asset Value, Offering and Redemption Price Per Share........... $    13.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended April 30, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................................           $ 39,000
 Interest....................................................              5,459
---------------------------------------------------------------------------------
  Total Income...............................................             44,459
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................. $ 14,372
  Less: Fees Waived..........................................  (14,372)      --
                                                              --------
 Registration and Filing Fees................................             11,642
 Administrative Fees--Note C.................................             60,691
 Custodian Fees--Note D......................................              2,590
 Printing Fees...............................................             18,857
 Audit Fees..................................................             10,635
 Distribution and Service Fees--Note E.......................              4,790
 Account Services Fees--Note F...............................                638
 Trustees' Fees--Note G......................................              2,036
 Other Expenses..............................................              1,536
 Expenses Assumed by the Adviser--Note B.....................            (89,121)
---------------------------------------------------------------------------------
  Total Expenses.............................................             24,294
 Expense Offset--Note A......................................               (321)
---------------------------------------------------------------------------------
  Net Expenses...............................................             23,973
---------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................             20,486
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS.............................             60,890
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF
 INVESTMENTS.................................................            317,028
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS......................................            377,918
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........           $398,404
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR     SEPTEMBER 28,
                                                           ENDED       1995* TO
                                                         APRIL 30,     APRIL 30,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   20,486   $    5,373
 Net Realized Gain.....................................      60,890        3,130
 Net Change in Unrealized Appreciation/Depreciation....     317,028       85,054
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.     398,404       93,557
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (18,293)      (5,111)
 Net Realized Gain.....................................     (16,792)         --
----------------------------------------------------------------------------------
  Total Distributions..................................     (35,085)      (5,111)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   1,596,878    1,021,045
   --In Lieu of Cash Distributions.....................      35,048        5,111
 Redeemed..............................................    (130,217)     (91,272)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   1,501,709      934,884
----------------------------------------------------------------------------------
 Total Increase........................................   1,865,028    1,023,330
Net Assets:
 Beginning of Period...................................   1,023,330          --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $2,467 and $274, respectively).............  $2,888,358   $1,023,330
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................     136,745      100,921
  In Lieu of Cash Distributions........................       3,000          481
  Shares Redeemed......................................     (11,047)      (8,808)
----------------------------------------------------------------------------------
                                                            128,698       92,594
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

TJ CORE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                         YEAR    SEPTEMBER 28,
                                                         ENDED     1995* TO
                                                       APRIL 30,   APRIL 30,
                                                         1997        1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................  $ 11.05     $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................................     0.12        0.06
 Net Realized and Unrealized Gain on Investments......     2.08        1.05
-------------------------------------------------------------------------------
  Total From Investment Operations....................     2.20        1.11
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................................    (0.11)      (0.06)
 Net Realized Gain....................................    (0.09)        --
-------------------------------------------------------------------------------
  Total Distributions.................................    (0.20)      (0.06)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................  $ 13.05     $ 11.05
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+.........................................    20.14%      11.13%***
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)................  $ 2,888     $ 1,023
 Ratio of Expenses to Average Net Assets..............     1.26%       1.38%**
 Ratio of Net Investment Income to Average Net Assets.     1.07%       1.06%**
 Portfolio Turnover Rate..............................       27%         17%
 Average Commission Rate..............................  $0.0600     $0.0600
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the
 Adviser Per Share....................................  $  0.60     $  0.74
Ratio of Expenses to Average Net Assets Including
 Expense Offsets......................................     1.25%       1.25%**
-------------------------------------------------------------------------------

  * Commencement of Operations.
 ** Annualized.

*** Not Annualized.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

    The accompanying notes are an integral part of the financial statements.

                           TJ CORE EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TJ Core Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Trust, is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TJ Core Equity Portfolio is to provide maximum total return consistent with reasonable risk to principal by investing in the common stock of quality companies with lower valuations in sectors of the economy exhibiting strong, or improving relative performance.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                           TJ CORE EQUITY PORTFOLIO

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

    Current year permanent book-tax differences, if any, are not included in ending undistributed net investment (income) loss for the purpose of calculating net investment income (loss) per share in the financial highlights.

    5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Tom Johnson Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. Through January 1, 1999, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average daily net assets.

  C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended April 30, 1997, $59,928 was paid to CGFSC for its services.

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. For the period July 17,

                           TJ CORE EQUITY PORTFOLIO

1996 to April 30, 1997, the amount charged to the Portfolio by the Bank aggregated $1,772, all of which is unpaid at April 30, 1997.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio is not currently making payments for distribution fees, however the Portfolio does pay service fees at an annual rate of 0.25% of the average daily value of shares owned by clients of the Service Agents.

  F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

  G. TRUSTEES' FEES: Each Trustee, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Trustee meetings.

  H. PURCHASES AND SALES: For the year ended April 30, 1997, the Portfolio made purchases of $1,879,435 and sales of $503,223 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

  I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended April 30, 1997, the Portfolio had no borrowings under the agreement.

  J. OTHER: At April 30, 1997, 69.6% of total shares outstanding were held by 2 record shareholders owning more than 10% of the aggregate total shares outstanding.

                                     PART C
                                UAM FUNDS TRUST
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS:




     Included in Part A for the Portfolios listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended April 30, 1997:

     BHM&S Total Return Bond Portfolio Institutional Class Shares
       (November 1, 1995)
     BHM&S Total Return Bond Portfolio Institutional Service Class Shares
       (November 1, 1995)
     Chicago Asset Management Intermediate Bond Portfolio Institutional Class
       Shares (January 24, 1995)
     Chicago Asset Management Value/Contrarian Portfolio Institutional Class
       Shares (December 16, 1994)
     IRC Enhanced Index Portfolio Institutional Class Shares (January 23, 1996) Jacobs International Octagon Portfolio Institutional Class Shares
       (January 2, 1997)
     MJI International Equity Portfolio Institutional Class Shares
       (September 16, 1994)
     MJI International Equity Portfolio Institutional Service Class Shares
       (December 31, 1996)
     Newbold's Equity Portfolio Institutional Class Shares (September 13, 1995) TJ Core Equity Portfolio Institutional Service Class Shares
       (September 28, 1995)

     Included in Part A for the Portfolio listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended March 31, 1997:

     FPA Crescent Portfolio Institutional Class Shares (June 2, 1993) FPA Crescent Portfolio Institutional Service Class Shares
       (January 24, 1997)

     INCLUDED IN PART B FOR THE PORTFOLIOS LISTED BELOW ARE FINANCIAL STATEMENTS DATED APRIL 30, 1997:

     BHM&S Total Return Bond Portfolio Institutional Class Shares
     BHM&S Total Return Bond Portfolio Institutional Service Class Shares Chicago Asset Management Value/Contrarian Portfolio Institional Class Shares
     Chicago Asset Management Intermediate Bond Portfolio Institional Class
     Shares
     IRC Enhanced Index Portfolio Institutional Class Shares
     Jacobs International Octagon Portfolio Institutional Class Shares
     MJI International Equity Portfolio Institutional Class Shares
     MJI International Equity Portfolio Institutional Service Class Shares Newbold's Equity Portfolio Institutional Class Shares
     TJ Core Equity Portfolio Institutional Service Class Shares

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated April 30, 1997 include:

     (a) Statement of Net Assets as of April 30, 1997;

     (b) Statement of Operations for the period ended April 30, 1997;

     (c) Statement of Changes in Net Assets for the period ended April 30, 1997;

     (d) Financial Highlights as of April 30, 1997;

     (e) Notes to Financial Statements; and

     (f) Report of Independent Accountants.

     Included in Part B for the Portfolio listed below are Financial Statements dated March 31, 1997:

     FPA Crescent Portfolio Institutional Class Shares
     FPA Crescent Portfolio Institutional Service Class Shares

     The Financial Statements for the above-referenced Portfolio for the time periods set forth in the Portfolio's Annual Report dated March 31, 1997 include:

     (a) Statement of Net Assets as of March 31, 1997;
     (b) Statement of Operations for the period ended March 31, 1997;
     (c) Statement of Changes in Net Assets for the period ended March 31, 1997;
     (d) Financial Highlights as of March 31, 1997;
     (e) Notes to Financial Statements; and
     (f) Report of Independent Accountants.

(B)  EXHIBITS

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following reference is used: PEA14 = Post-Effective Amendment No. 14 filed on September 17, 1996, PEA13 = Post-Effective Amendment No. 13 filed on August 28, 1996, PEA12 = Post-Effective Amendment No. 12 filed on July 17, 1996, PEA11 = Post-Effective No. 11 filed on July 1, 1996, PEA10 = Post-Effective Amendment No. 10 filed on July 1, 1996, PEA9 = Post-Effective Amendment No. 9 filed on May 1, 1996, PEA8 = Post-Effective Amendment No. 8 filed on March 13, 1996, PEA7 = Post-Effective Amendment No. 7 filed on August 28, 1995, PEA4 = Post-Effective Amendment No. 4 filed on February 9, 1995, PEA3 = Post-Effective Amendment No. 3 filed on December 14, 1994, PEA2 = Post-Effective Amendment No. 2 filed on November 25, 1994, PEA1 = Post-Effective Amendment No. 1 filed on November 15, 1994, RS = original Registration Statement on Form N-1A filed on June 3, 1994 and Pre EA = Pre-Effective Amendment No. 1 filed on August 24, 1994.

                                                                   Incorporated by
Exhibit                                                            Reference to (Location):
---------                                                          ---------------------------
  1.   Declaration of Trust                                        RS
       A.  Certificate of Amendment to
           Certificate of Trust                                    PEA8

  2.   By-Laws                                                     RS

  3.   Not Applicable

  4.   Specimen Share Certificate                                  PEA1, PEA2, PEA3, PEA4, PEA11, PEA12, PEA14

  5.   Forms of Investment Advisory
       Agreements                                                  RS, PEA1, PEA2, PEA3, PEA4, PEA12, PEA14

  6.   Form of Distribution Agreement                              RS

  7.   Not Applicable

  8.   Form of Custody Agreements                                  RS
       A.  Global Custody Agreement                                Filed herewith

  9.   A.  Fund Administration Agreement                           PEA13
       B.  Mutual Funds Service Agreement                          Filed herewith

  10.  Opinion and Consent of Counsel                              Pre EA

  11.  Consent of Independent Accountants
       A.  Consent of Independent Accountants
           with respect to April 30, 1997 Annual Reports           Filed herewith
       B.  Consent of Independent Accountants
           with respect to March 31, 1997 Annual Report            Filed herewith

  12.  Other Financial Statements                                  Not Applicable

  13.  Agreement for Providing Initial Capital                     Pre EA

  14.  Not Applicable

  15.  Not Applicable

  16.  Performance Quotation Schedules                             Filed herewith

                                                                   Incorporated by
Exhibit                                                            Reference to (Location):
---------                                                          ---------------------------
  18.  Rule 18f-3 Multiple Class Plan                              PEA 8

  24.  Powers of Attorney                                          RS, PEA7, Filed herewith

  27.  Financial Data Schedules for periods
       ended:
       A.  April 30, 1997                                          Filed herewith
       B.  March 31, 1997                                          Filed herewith



ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


                                                       NUMBER OF RECORD HOLDERS
TITLE OF CLASS OR SERIES                                  AS OF MAY 30, 1997
------------------------                               -------------------------

BHM&S Total Return Bond Portfolio Institutional
 Class Shares.............................................................     8
BHM&S Total Return Bond Portfolio Institutional
 Service Class Shares.....................................................    15
Chicago Asset Management Value/Contrarian Portfolio
 Institutional Class Shares...............................................    35
Chicago Asset Management Intermediate Bond Portfolio
 Institutional Class Shares...............................................    10
Dwight Principal Preservation Portfolio Institutional Class Shares*.......     0
FPA Crescent Portfolio Institutional Class Shares.........................   405
FPA Crescent Portfolio Institutional Service Class Shares.................    14
Hanson Equity Portfolio Institutional Class Shares*.......................     0
IRC Enhanced Index Portfolio Institutional Class Shares...................    13
Jacobs International Octagon Portfolio Institutional Class Shares.........   369
MJI International Equity Portfolio Institutional Class Shares.............    57
MJI International Equity Portfolio Institutional Service Class Shares.....     6
Newbold's Equity Portfolio Institutional Class Shares.....................    20
Newbold's Equity Portfolio Institutional Service Class Shares*............     0
TJ Core Equity Portfolio Institutional Service Class Shares...............    12
                                                                             ---
Total.....................................................................   964

*Portfolio or class has been authorized for sale of shares but has yet to begin operations.


ITEM 27.  INDEMNIFICATION

Reference is made to Article VI of Registrant's Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to the caption "Fund Management and Administration" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser" in Part B of this Registration Statement. The information required by this Item 28 with respect to each director, officer, or partner of each investment adviser of the Registrant is incorporated by reference to the

Forms ADV filed by the investment advisers listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, on the dates and under the File numbers indicated:


Investment Adviser                Date Filed                           File No.
------------------                ----------                           ---------
Jacobs Asset Management, L.P.     April 15, 1997                       801-49790

First Pacific Advisors, Inc.      March 27, 1997                       801-39512

Chicago Asset Management Company  May 1, 1997                          801-20197

Murray Johnstone International
 Ltd.                             March 31, 1997                       801-34926

Newbold's Asset Management, Inc.  March 31, 1997                       801-33560

Tom Johnson Investment
 Management, Inc.                 January 21, 1997                     801-42549

Dwight Asset Management Company   May 20, 1997                         801-45304

Investment Research Company       February 14, 1997                    801-31292

Hanson Investment Management
 Company                          February 26, 1997                    801-14817

Barrow, Hanley, Mewhinney &
 Strauss, Inc.                    February 14, 1997                    801-31237

Jacobs Asset Management, L.P., First Pacific Advisors, Inc., Chicago Asset Management Company, Murray Johnstone International Ltd., Newbold's Asset Management, Inc., Tom Johnson Investment Management, Inc., Dwight Asset Management Company, Investment Research Company, Hanson Investment Management Company and Barrow, Hanley, Mewhinney & Strauss, Inc. are affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation owning firms engaged primarily in institutional investment management.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) UAM Fund Distributors, Inc., (the "Distributor") the firm which acts as sole distributor of the Registrant's shares, also acts as sole distributor for UAM Funds, Inc., Analytic Optioned Equity Fund, Inc. and The Analytic Series Fund.

(b) The information required with respect to each Director and officer of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor pursuant to the Securities and Exchange Act of 1934 (SEC File No. 8-41126).

(c)  Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank.

ITEM 31.  MANAGEMENT SERVICES

Not Applicable.

ITEM 32.  UNDERTAKINGS

(a)    Not applicable.

(b) (i) Registrant hereby undertakes to file a Post-Effective Amendment including reasonably current financial statements which need not be certified for the Dwight Principal Preservation Portfolio Institutional Class Shares, within four to six months from the commencement of operations of the Portfolio.

    (ii) Registrant hereby undertakes to file a Post-Effective Amendment including reasonably current financial statements which need not be certified for the Hanson Equity Portfolio Institutional Class shares within four to six months from the commencement of operations of the Portfolio.

(c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

(d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended, relating to shareholder communications.

                                UAM FUNDS TRUST
                          (FORMERLY THE REGIS FUND II)

                          FILE NOS. 811-8544/33-79858

                        POST-EFFECTIVE AMENDMENT NO. 16


                                 EXHIBIT INDEX


        Exhibit No.                              Description
        -----------                              -----------
            8(A)             Global Custody Agreement

            9(B)             Mutual Funds Service Agreement

           11(A) Consent of Independent Accountants with respect to April 30, 1997 Annual Reports

           11(B) Consent of Independent Accountants with respect to March 31, 1997 Annual Report

           16                Performance Quotation Schedules

           24                Powers of Attorney

           27(A)             Financial Data Schedules for period ended April
                             30, 1997

           27(B)             Financial Data Schedule for period ended March
                             31, 1997

                                    SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 9th day of July, 1997. The Registrant certifies that it meets all of the requirements for effectiveness of this Amendment pursuant to Rule 485(b) under the Securities Act of 1933.

                                                   UAM FUNDS TRUST


                                                          *
                                                   -------------------
                                                   Norton H. Reamer
                                                   Chairman and President

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

          *        , Chairman and President                     July 9, 1997
-------------------
Norton H. Reamer


          *        , Trustee                                    July 9, 1997
-------------------
John T. Bennett, Jr.


          *        , Trustee                                    July 9, 1997
-------------------
Nancy J. Dunn


          *        , Trustee                                    July 9, 1997
-------------------
Philip D. English


          *        , Trustee                                    July 9, 1997
-------------------
William A. Humenuk


          *        , Trustee                                    July 9, 1997
-------------------
Charles H. Salisbury


          *        , Trustee                                    July 9, 1997
-------------------
Peter M. Whitman, Jr.


/s/Gary L. French  , Treasurer                                  July 9, 1997
-------------------
Gary L. French


/s/Karl O. Hartmann                                             July 9, 1997
-------------------
* Karl O. Hartmann
(Attorney-in-Fact)